================================================================================


          ALLIANCE CAPITAL
          THE HUDSON RIVER TRUST
          ======================================================================

          Annual Report
          December 31, 1998

================================================================================
ALLIANCE CAPITAL/HUDSON RIVER TRUST
================================================================================

NOTES ON PERFORMANCE

Performance for each Alliance Portfolio is shown together with comparative benchmarks, including both unmanaged market indices and universes of managed portfolios. The Portfolios' annualized net rates of return are based on the percentage change in the net asset value of Class 1A shares with dividends and capital gains reinvested. Returns are net of investment management fees and expenses of the Trust. Total returns for Class 1B shares will differ due to different expenses. These rates are not representative of the actual return you would receive under a policy. No policyowner can invest directly in the Trust. Changes in policy values depend not only on the investment performance of the Trust, but also on the insurance and administrative charges, applicable sales charges and the mortality and expense risk charge applicable under a policy. These policy charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses. All performance shown is annualized, unless otherwise noted.

THE BENCHMARKS

Market indices are not subject to any charges for investment advisory fees typically associated with a managed portfolio. Comparisons with these benchmarks, therefore, are of limited use. We include them because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

Portfolio Inception Dates and Comparative Benchmarks:

Alliance Money Market: July 13, 1981; Salomon Brothers Three-Month T-Bill Index (3-Month T-Bill).

Alliance Intermediate Government Securities: April 1, 1991; Lehman Intermediate Government Bond Index (Lehman Intermediate Gov't).

Alliance Quality Bond: October 1, 1993; Lehman Aggregate Bond Index (Lehman Aggregate).

Alliance High Yield: January 2, 1987; Merrill Lynch High Yield Master Index (Merrill Lynch High Yield).

Alliance Growth & Income: October 1, 1993; 25% Value Line Convertibles Index and 75% Standard & Poor's 500 Index (25% Value Line Conv./75% S&P 500).

Alliance Equity Index: March 1, 1994; S&P 500.

Alliance Common Stock: January 13, 1976; S&P 500.

Alliance Global: August 27, 1987; Morgan Stanley Capital International World Index (MSCI World).

Alliance International: April 3, 1995; Morgan Stanley Capital International Europe, Australia, Far East Index (MSCI EAFE).

Alliance Aggressive Stock: January 27, 1986; 50% Russell 2000/50% S&P Mid Cap.

Alliance Small Cap Growth: May 1, 1997; Russell 2000 Growth.

Alliance Conservative Investors: October 2, 1989; 70% Lehman Treasury Bond Composite Index and 30% S&P 500 (70% Lehman Treas./30% S&P 500).

================================================================================
ALLIANCE CAPITAL/HUDSON RIVER TRUST
================================================================================

BENCHMARKS, CONTINUED

Alliance Balanced: January 27, 1986; 50% Lehman Government/Corporate Bond Index and 50% S&P 500 (50% Lehman Corp./50% S&P 500).

Alliance Growth Investors: October 2, 1989; 30% Lehman Government/Corporate Bond Index and 70% S&P 500 (30% Lehman Corp./70% S&P 500).

The S&P 500 benchmark includes reinvested dividends. The Lipper Mutual Funds Survey (Lipper) records the performance of over 7000 mutual funds. According to Lipper Analytical Services, Inc., the data are presented net of investment management fees, direct operating expenses, and, for funds with Rule 12b-1 plans, asset-based sales charges. Lipper data provides a more accurate picture of Trust performance relative to other funds than the market indices.

GROWTH OF A $10,000 INVESTMENT

The charts shown on each portfolio page illustrates the total value of an assumed investment Class 1A shares of each portfolio of the Hudson River Trust. The periods illustrated are from the inception dates shown for each Portfolio through December 31, 1998 unless noted otherwise. The results assume the reinvestment of dividends and capital gains. Results should not be considered representative of future gains or losses.

The total value shown reflects management fees and operating expenses of the Portfolio only. They have not been adjusted for charges and expenses associated with life insurance policies or annuity contracts. Rates of return on insurance policies and annuity contracts will be lower because of the deduction of contract-related charges.

Information on these pages constitutes part of the annual report of The Hudson River Trust and is not intended for separate use.

================================================================================
ALLIANCE MONEY MARKET PORTFOLIO
================================================================================

Events during the final quarter of 1998 made us aware of how sensitive financial markets can be towards international developments. We also witnessed how swift Federal Reserve initiative can reassure or even correct markets woes. In the wake of Russian bond defaults and the restructuring of the major hedge fund, Long Term Capital Management, on top of the already existing Asian crisis, credit spreads continued to widen as we entered the fourth quarter. In addition, bond issuance declined and liquidity (or lack of liquidity) greatly concerned the Federal Reserve. A series of three interest rate easings by the Fed commencing in September reduced the Fed funds target level from a rate of 5.50% to a rate of 4.75% by mid-November. The decisive response by the Fed prompted a narrowing of credit and liquidity spreads and demonstrated to financial markets that Fed officials would intervene to avoid intervals of extreme volatility.

Domestically, our economy remained strong through the end of the year, mainly against a backdrop of continued inflation checks. Highlighting these checks, one would have to look at a further collapse in oil prices as a main theme. Oil prices were 30% lower in 1998 than in 1997. The finished goods Producer Price Index (PPI) declined in the fourth quarter and was down 0.7% from November 1997 to November 1998. The October and November data pointed to a strong pace of consumer spending in the fourth quarter, which would support a strong quarter of real GDP growth.

With an awareness of how September and October funding pressures were playing havoc on money markets, the Fed was anxious to prevent any future ugliness going into year-end. First we saw a reduction in the Fed funds target level as was previously discussed. Additionally, the Fed pumped new money into the system throughout December, less concerned with adding too much in the way of reserves, rather than not enough. These actions, combined with an influx of new assets to the money-market mutual fund industry throughout the quarter, aided to subside year-end funding pressures. As these developments unfolded, we elected to make use of a short-term yield curve we felt would become flat by year-end (a steeper yield curve reflects lower prices). Therefore, a major portion of our longer term investing (60 days or longer) took place in late November and early December (in order to lock in rates at the higher yield level). Our typical strategy of avoiding January maturities is designed so that the Money Market Portfolio may enjoy higher yields without the worries of re-investment at a significantly lower rate.

We believe the economy should retain its forward momentum in the early stages of 1999. Some of the forces suppressing inflation through last year should remain in effect in the beginning of the year, mainly lower energy costs and falling commodity prices. Our expectation is that the Fed will hold off on its easing process through the first quarter of 1999. What is less clear is to speculate on whether economic growth will slow down later in the spring. Without any convincing indications that interest rates will move any time soon, we anticipate investing the bulk of our cash no further than quarter to quarter.

Raymond Papera, Portfolio Manager


================================================================================

INVESTMENT OBJECTIVE

High level of current income, while preserving its assets and maintaining liquidity.


INVESTMENT POLICY

Primarily high-quality U.S. dollar denominated money market instruments.


PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1998

Net Assets .................................................        $1.1 billion
Number of Issues ...........................................                  42
Average Maturity ...........................................             68 days


ASSET MIX DISTRIBUTION (BY MATURITY)

1-30 days ..................................................                4.7%
31-60 days .................................................               16.7%
61-90 days .................................................               30.3%
91+ days ...................................................               48.3%

ASSET MIX DISTRIBUTION (BY ISSUER)

Banker's Acceptance ........................................                3.4%
Time Deposits ..............................................                1.6%
U.S. Government Agency .....................................                9.8%
Bank Notes .................................................                6.1%
Variable Rate Securities ...................................               20.6%
Certificates of Deposit ....................................                6.7%
Commercial Paper ...........................................               51.8%


ANNUALIZED TOTAL RETURN, AS OF DECEMBER 31, 1998

                                                                       SINCE
                       1 YEAR       3 YRS        5 YRS     10 YRS     INCEPT.
ALLIANCE
MONEY MARKET             5.34%       5.36%       5.17%      5.58%      7.06%

Lipper Money Market      4.84        4.87        4.77       5.20       6.77
3-Month T-Bill           5.05        5.18        5.11       5.44       6.76


The Alliance Money Market Portfolio started operations on July 13, 1981.


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1998
(Invested Ten Years Ago on December 31, 1988)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

================================================================================
ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO
================================================================================

The U.S. bond market posted solid returns in 1998. During the first half of the year, interest rates remained relatively stable, and investor demand for yield-oriented securities, corporate bonds as well as mortgage-backed securities, was high. Despite strong U.S. economic growth, inflation remained low, further increasing demand in the bond market. During the third quarter, global markets suffered from heightened concerns about global recession as the financial and economic turmoil in Asia spread to Russia and Latin America. The resulting "flight to quality" spurred a rally in the U.S. Treasury market and other "safe haven" government bond markets outside the U.S. while negatively impacting returns in the corporate, mortgage and high-yield bond sectors.

The Alliance Intermediate Government Securities Portfolio posted strong positive returns for the year ended December 31, 1998. However, the Portfolio underperformed its unmanaged benchmark, the Lehman Brothers Intermediate Government Bond Index, mostly as a result of its mortgage sector allocation. Record low interest rates kept prepayment rates high throughout the year, hurting the performance of mortgage-related securities. The Portfolio's U.S. Treasury holdings, however, helped its performance as the sector benefited from the "flight to quality" in the third quarter.

Looking forward into 1999, we believe the risk of global recession has diminished after the recent wave of official interest-rate cuts around the world. However, global growth will continue to slow and inflation will remain subdued as the consequences of excess productive capacity are felt around the world. U.S. economic activity is expected to moderate from the robust rate of the fourth quarter, with growth estimates centered around 2.5% for 1999. We believe further interest-rate reductions by the Federal Reserve are likely, but not imminent. U.S. interest rates, as well as inflation, should remain low and the U.S. Treasury market should continue to provide a "safe haven" during times of volatility. We expect the mortgage-backed sector should provide benefits due to their attractive valuations and slower prepayment levels as mortgage rates have risen and we enter a period of slower refinancing.

Jeffrey S. Phlegar,  Portfolio Manager


================================================================================

INVESTMENT OBJECTIVE

High current income consistent with relative stability of principal


INVESTMENT POLICY

Primarily debt securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Each investment will have a final maturity of not more than 10 years or a duration not exceeding that of a 10-year Treasury note.


PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1998

Net Assets .................................................      $184.3 million
Number of Issues ...........................................                  29
Average Quality (excluding net cash) .......................               Govt.
Average Duration (including net cash) ......................          3.26 years


ASSET MIX DISTRIBUTION (BY DURATION)

0-1 year ...................................................             (13.2)%
1-3 years ..................................................               70.0%
3-5 years ..................................................               32.6%
5-7 years ..................................................                7.8%
Over 7 years ............................................                   2.8%


ASSET MIX DISTRIBUTION (BY ISSUER)

Treasury ...................................................               54.3%
Agencies ...................................................                8.1%
Mortgage-Backed Securities .................................               23.9%
Asset-Backed Securities ....................................                5.8%
CMOs .......................................................                7.9%


ANNUALIZED TOTAL RETURN, AS OF DECEMBER 31, 1998

                                                                         SINCE
                                     1 YEAR        3 YRS       5 YRS     INCEPT.
ALLIANCE
INTERMEDIATE GOV'T. SEC.              7.74%        6.26%       5.39%      7.10%

Lipper Int. Gov't. Funds Average      7.68         6.21        5.91       7.25
Lehman Intermediate Government        8.49         6.74        6.45       7.60


The Alliance Intermediate Government Securities Portfolio started operations on April 1, 1991.


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1998
(Invested at Inception)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

================================================================================
ALLIANCE QUALITY BOND PORTFOLIO
================================================================================

The Quality Bond Portfolio posted strong positive returns for the year ended December 31, 1998, and matched the performance of its unmanaged benchmark, the Lehman Brothers Aggregate Bond Index. Throughout much of the year, the Portfolio's holdings were defensively focused on the U.S. government sector. The financial turmoil in the third quarter helped the Treasury holdings outperform the credit sensitive, corporate and mortgage-backed securities in the Portfolio. Within the corporate sector, the Portfolio held mostly high-quality stable names such as Chase Manhattan, Time Warner, WorldCom and Turner Broadcasting. The Portfolio also utilized 15- and 30-year mortgage-backed securities with coupons between 6.5% and 8.0%.

During the first half of 1998, interest rates remained relatively stable and investor demand for yield-oriented securities, corporate bonds as well as mortgage-backed securities, was high. Low inflation further increased demand in the bond market despite strong U.S. economic growth. As financial and economic turmoil in Asia spread to other emerging markets, during the third quarter global markets suffered from heightened concerns about recession. The consequent "flight to quality" spurred a rally in the U.S. Treasury market, and other "safe haven" government bond markets outside the U.S., while negatively impacting returns in the corporate and mortgage bond sectors.

After the recent wave of official interest rate cuts around the world, we believe the risk of global recession has diminished. As the consequences of excess productive capacity are felt around the world, however, global growth will continue to slow and inflation will remain subdued. In our view, further interest rate reductions by the Federal Reserve are likely, but not imminent. U.S. interest rates, as well as inflation, should remain low and the U.S. Treasury market should continue to provide a "safe haven" during times of volatility.

Matthew Bloom, Portfolio Manager


================================================================================

INVESTMENT OBJECTIVE

High current income consistent with preservation of capital.


INVESTMENT POLICY

Primarily investment grade fixed income securities.


PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1998

Net Assets .................................................      $322.4 million
Number of Issues ...........................................                  40
Average Quality (excluding net cash) .......................                 AA+
Average Duration (including net cash) ......................           4.8 years


ASSET MIX DISTRIBUTION (BY DURATION)

0-1 year ...................................................                3.1%
1-2 years ..................................................               13.7%
2-4 years ..................................................               46.4%
4-7 years ..................................................               13.5%
7-10 years .................................................                8.0%
Over 10 years ..............................................               15.3%


ASSET MIX DISTRIBUTION (BY ISSUER)

Government Bonds ...........................................               44.5%
Domestic Corporates ........................................               17.8%
Yankee .....................................................                0.3%
Mortgage-Backed Securities .................................               34.3%
Short-Term & Cash ..........................................                3.1%


ANNUALIZED TOTAL RETURN, AS OF DECEMBER 31, 1998

                                                                         SINCE
                                 1 YEAR        3 YRS        5 YRS       INCEPT.

ALLIANCE QUALITY BOND             8.69%        7.72%        6.78         6.34%

Lipper Corporate Debt A-Rated     7.47         6.38         6.54         6.21
Lehman Aggregate                  8.69         7.29         7.27         6.92

The Alliance Quality Bond Portfolio started operations on October 1, 1993.


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1998
(Invested at Inception)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

================================================================================
ALLIANCE HIGH YIELD PORTFOLIO
================================================================================

During 1998, the U.S. bond market posted solid returns. Interest rates remained relatively stable and investor demand for yield-oriented securities, corporate bonds and mortgage-backed securities was high from January through July. Demand in the bond market increased despite strong U.S. economic growth and low inflation. During the third quarter, global markets suffered from heightened concerns about recession. This occurred as the financial and economic turmoil in Asia spread to Russia and Latin America. A rally in the U.S. Treasury market and other "safe haven" government bond markets outside the U.S. was spurred by a "flight to quality" which resulted from the economic turmoil. However, returns in the corporate, high yield and mortgage bond sectors were negatively impacted. In the fourth quarter, the Federal Reserve cut interest rates helping restore confidence in the financial markets. The equity markets returned to record highs reached in July, while credit markets stabilized. However, the high-yield market recovered only about one half of the depreciation suffered in the third quarter.

The Alliance High Yield Portfolio posted negative returns for the year ended December 31, 1998, and underperformed its unmanaged benchmark, the Merrill Lynch Master High Yield Index. Our focus on single B's (as rated by Standard & Poor's) and zero coupon securities hurt our performance, as these high-yield securities dramatically underperformed other high-yield securities. After the third quarter market turmoil, we selectively picked solid credits which we thought were undervalued. We were particularly interested in the communications sector, which benefited from strong earnings and merger activity in 1998. The utility sector also provided some attractive investments, as this sector benefits from its "safe haven" reputation during times of market volatility.

We believe the risk of global recession has diminished after the recent wave of official interest rate cuts around the world. As we move into 1999, we believe that global growth should continue to slow and inflation will remain subdued as a result of excess productivity which will be felt around the world. Fourth quarter growth in the U.S. was robust. However, we estimate 1999 U.S. economic activity to moderate to approximately 2.5%. We continue to view the high-yield sector favorably. Currently, the average high-yield index is yielding about 6.0%
- 7.0% over Treasuries, which offers tremendous value. The combination of moderate growth and low inflation will help high-yield spreads to continue contracting throughout 1999. However, the importance of issuer selection will increase as the domestic economy slows and turmoil in global markets causes short term price volatility. We will be focusing more on single B rated credits with hard assets, contributed equity from the sponsor, or a large market capitalization. We are attempting to pare down the CCC rated securities as well as some of the deferred interest securities in the Portfolio. Media, telecommunications and the cable sectors will still represent the largest sectors within the Portfolio. Credit selection will play a pivotal role in 1999 as default rates should slowly rise to about 3.0% - 3.25%. Even though 1998 was extremely volatile and most high-yield funds generated negative returns, we continue to find very compelling reasons to invest in the high-yield market in 1999.

Wayne Tappe, Portfolio Manager


================================================================================

INVESTMENT OBJECTIVE

High return by maximizing current income and, to the extent consistent with that objective, capital appreciation.

INVESTMENT POLICY

Primarily a diversified mix of high yield, fixed income securities involving greater volatility of price and risk of principal and income than high-quality fixed income securities.


PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1998

Net Assets .................................................      $612.4 million
Number of Issues ...........................................                 137
Average Quality (excluding net cash) .......................                   B
Average Duration (including net cash) ......................           4.6 years


ASSET MIX DISTRIBUTION (BY QUALITY)

AAA-BBB ....................................................                6.9%
BB-B .......................................................               88.6%
CCC and below ..............................................                4.5%


ASSET MIX DISTRIBUTION (BY ISSUER)

Corporate Bonds ............................................               83.8%
Foreign Bonds ..............................................                7.6%
Short-Term & Cash ..........................................                8.6%


ANNUALIZED TOTAL RETURN, AS OF DECEMBER 31, 1998

                                                                          SINCE
                         1 YEAR      3 YRS       5 YRS      10 YRS       INCEPT.
ALLIANCE
HIGH YIELD               (5.15)%     11.36%       9.99%      11.17%       10.49%

Lipper High Yield        (0.44)       8.21        7.37        9.34         8.97
ML Master High Yield      3.66        9.11        9.01       11.08        10.72

The Alliance High Yield Portfolio started operations on January 2, 1987.


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1998
(Invested Ten Years Ago on December 31, 1988)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

================================================================================
ALLIANCE GROWTH & INCOME PORTFOLIO
================================================================================

Due to the financial crises in Japan and the emerging markets, the past 12 months have been characterized by extremes in the performance of various financial instruments. Among the extremes has been the performance of value stocks, in which price tends to be low relative to earnings or book value, versus growth stocks, for which current business expectations foster higher prices for a given level of earnings. Over the last year, the S&P 500 Stock Index returned 28.58%, but if separated into growth and value components, the growth segment's appreciation of nearly 43% dwarfed the value portion's return of 15%.

The Growth & Income Portfolio intentionally maintains a value bias versus the S&P 500, but nevertheless slightly outperformed its unmanaged benchmark, a composite composed of 75% S&P 500 and 25% Value Line Convertibles. The Portfolio returned 20.86% for the 12-month period ended December 31, 1998, while its composite benchmark returned 20.10%. The Portfolio also outperformed its peer group average, the Lipper Growth and Income Fund Average, during 1999.

The emerging markets crisis reached a peak in August with the Russian debt default. The potential for financial turmoil that followed led the Federal Reserve to lower interest rates three times since September. We hope that this is the catalyst for value stocks to improve their performance as confidence returns to the markets and demand for investments broadens out beyond a small group of large capitalization stocks.

The Portfolio has been consistent in its portfolio characteristics of maintaining a defensive dividend yield and price to earnings ratio, a fully invested posture, and a high degree of sector and industry diversification. We continue to seek the stocks of companies with primarily secular growth potential combined with reasonable valuations. Finally, we rely on Alliance Capital's internal research capabilities in selecting stocks that we expect will deliver superior performance.

W. Theodore Kuck and Paul Rissman, Portfolio Managers


================================================================================

INVESTMENT OBJECTIVE

High return through a combination of current income and capital appreciation.


INVESTMENT POLICY

Primarily income-producing common stocks and securities convertible into common stocks.


PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1998

Net Assets .................................................      $998.3 million
Number of Issues ...........................................                 133


LARGEST EQUITY HOLDINGS
Bristol-Myers Squibb Co. ...................................               Drugs
Household International, Inc. ..............................  Financial Services
BankAmerica Corp. ..........................................               Banks
United Technologies Corp. ..................................           Machinery
MCIWorldCom, Inc. ..........................................  Telecommunications
Chase Manhattan Corp. ......................................               Banks
Solectron Corp. ............................................         Electronics
AT&T Corp. .................................................           Telephone
USX-Marathon Group, Inc. ...................................      Oil - Domestic
Tenet Healthcare Corp. .....................................           Hospitals


ASSET MIX DISTRIBUTION

Common Stock ...............................................               82.8%
Preferred Stock ............................................                4.7%
Bonds (Convertible) ........................................                8.4%
Bonds (Non-Convertible) ....................................                1.1%
Short-Term & Cash ..........................................                3.0%


ANNUALIZED TOTAL RETURN, AS OF DECEMBER 31, 1998

                                                                         SINCE
                                     1 YEAR      3 YRS       5 YRS       INCEPT.

ALLIANCE GROWTH & INCOME              20.86%     22.58%     17.84        16.86%

Lipper Growth & Income                15.61      21.25      18.35        17.89
25% Value Line Con./75% S%P 500       20.10      23.99      21.07        20.48

The Alliance Growth & Income Portfolio started operations on October 1, 1993.


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1998
(Invested at Inception)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

================================================================================
ALLIANCE EQUITY INDEX PORTFOLIO
================================================================================

The Alliance Equity Index Portfolio returned an impressive 28.07% for the year ending December 1998, performing in-line with the S&P 500 Stock Index, which returned 28.58%. The Portfolio experienced increased trading activity during the year as a result of accelerated participant cash flows and ever-increasing corporate reorganization activity. The Alliance Equity Index Portfolio is the only passively managed portfolio within The Hudson River Trust. Using a stratified sampling technique, the Portfolio is constructed to track the investment results of the S&P 500 Stock Index. For the current period under review, the Portfolio was able to accomplish this goal.

During the fourth quarter of the year, the S&P 500 underwent a number of changes, consisting of both additions and deletions.

The companies added to the S&P 500 were: AES Corp., PeopleSoft, Staples, Coca Cola Enterprises, CitiGroup, Wells Fargo (new), New Century Energy, Safeway, Danaher, Sprint PCS Group, Carnival Corp., Solectron, Compuware Corp., Firstar Corp. New Wis., and America OnLine.

The companies deleted from the S&P 500 were: U.S. Surgical, First Chicago BanCorp., General Signal, Travelers Corp, Citicorp., Wells Fargo, Norwest, Chrysler, Stone Container, Armco, General Re, Pennzoil, SunAmerica Inc., Amoco Corp., and Venator Group.

The U.S. equity markets produced unprecedented positive returns in each of the past four years with the S&P 500 Index performing at 28.6% for year ending December 31, 1998. Over the past four years, the Index has appreciated in excess of 180% due to continued strength of the U.S. economy without any evidence of inflation, solid corporate profits and low unemployment. Given the strong historical performance of the S & P 500 Index, we believe that a reasonable projection of total return for 1999 is 5%-12%.

Judith A. DeVivo, Portfolio Manager


================================================================================

INVESTMENT OBJECTIVE

Total return before expenses that approximates the total return performance of the Standard & Poor's 500 Index ("the Index"), including reinvestment of dividends, at a risk level consistent with that of the Index.

INVESTMENT POLICY

Selected securities in the Index which the adviser believes will, in the aggregate, approximate the performance results of the Index.


PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1998
Net Assets .................................................        $1.7 billion
Number of Issues ...........................................                 431


LARGEST EQUITY HOLDINGS
Microsoft Corp. ..............................         Office Equipment Services
General Electric Co. .........................              Electrical Equipment
Intel Corp. ..................................                       Electronics
Wal-Mart Stores, Inc. ........................                  Retail - General
Exxon Corp. ..................................               Oil - International
Merck & Co., Inc. ............................                             Drugs
IBM Corp. ....................................                  Office Equipment
Coca-Cola Co. ................................                         Beverages
Pfizer, Inc. .................................                             Drugs
Lucent Technologies, Inc. ....................                Telecommunications


ANNUALIZED TOTAL RETURN, AS OF DECEMBER 31, 1998

                                                                          SINCE
                                        1 YEAR            3 YRS          INCEPT.

ALLIANCE EQUITY INDEX                   28.07%           27.61%           24.31%

Lipper S&P 500 Index Avg.               28.05            27.67            24.31
S&P 500                                 28.58            28.23            24.79

The Alliance Equity Index Portfolio started operations on March 1, 1994.


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1998
(Invested at Inception)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

================================================================================
ALLIANCE COMMON STOCK PORTFOLIO
================================================================================

The U.S. markets moved steadily higher in the first half of 1998, but then experienced a turbulent second half. The 1997 collapse of Asian markets and economies seemed to have little effect on the U.S. economy or stock market until late summer 1998. In the third quarter of 1998, worsening economic conditions in Asia began to put pressure on Western markets. When Russia defaulted on its foreign debt, sentiment turned bleakly pessimistic with talk of worldwide recession and uncontrolled deflation. From its July peak to its October low, the
U. S. market dropped about 20%, with many stocks faring far worse.

With its concentration in financial stocks and the volatile technology sector, the value of the Common Stock Portfolio's shares fell sharply. With the U. S. economy performing well, and with inflation and interest rates low, we did not believe that there would necessarily be a recession. Furthermore, we thought that if there were a recession it would likely be a modest one. In September and October it seemed to us that the market was experiencing some financial panic rather than the beginning of a bear market. We used this market weakness to expand our positions in the technology sector, with particular emphasis on communications.

These purchases proved to be quite timely. When the Federal Reserve began to cut interest rates, and made it clear that it would continue to do so if the economy and markets weakened further, the stock market began a rapid recovery. As it became apparent that the U. S. economy was continuing to grow, the recovery gained momentum and in a remarkably short time, new all-time market highs were attained. The Portfolio performed strongly in this recovery and by year end had gained 29.4%, outpacing the S&P 500 return of 28.6%, for the 1998 calendar year.

Conditions appear favorable for continued gains entering 1999. However, valuations have reached uncomfortably high levels and the market is taking on an increasingly speculative tone, especially with respect to on-line trading of Internet-related stocks. We remain optimistic about long-term prospects for the
U. S. economy and markets, but caution that 1999 could be another year of considerable volatility.

Tyler Smith, Portfolio Manager


================================================================================

INVESTMENT OBJECTIVE

Long-term growth of capital.


INVESTMENT POLICY

Primarily common stock and other equity-type instruments.


PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1998

Net Assets ................................................        $12.9 billion
Number of Issues ..........................................                  104


LARGEST EQUITY HOLDINGS

MCIWorldCom, Inc.+ ........................................   Telecommunications
IBMCorp ...................................................     Office Equipment
American International Group, Inc. ........................            Insurance
Mannesman ADR(AG) .........................................   Telecommunications
Cisco Systems, Inc.+ ......................................          Electronics
Citigroup, Inc.+ ..........................................                Banks
Tele-Communications TCI + .................................   Telecommunications
Network Associates, Inc. + ................................          Electronics
MBNACorp ..................................................   Financial Services
Cendant Corp.+ ............................................              Leisure

+    Net of written options


ASSET MIX DISTRIBUTION

Common Stock ..............................................                96.3%
Preferred Stock ...........................................                 0.1%
Bonds (Convertible) .......................................                 0.1%
Short-Term & Cash .........................................                 3.5%

Annualized Total Return, As of December 31, 1998


                                                                          SINCE
ALLIANCE           1 YEAR      3 YRS      5 YRS     10 YRS    20 YRS     INCEPT.
COMMON
STOCK              29.39%     27.67%     21.95%     18.65%    18.61%     16.39%

Lipper Growth       22.86      22.23      18.63      16.72     16.30      16.01
S&P 500             28.58      28.23      24.06      19.21     17.76      15.98

The Alliance Common Stock Portfolio started operations on January 13, 1976.


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1998
(Invested Ten Years Ago on December 31, 1988)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

================================================================================
ALLIANCE GLOBAL PORTFOLIO
================================================================================

The Alliance Global Portfolio's rate of return for 1998 was 21.80% compared to its benchmark, the MSCI World Index, which returned 24.34%. The S&P 500 rose 28.58% for the year, closely matching the 28.91% rise in European markets as measured by the MSCI Europe Index. The MSCI Japan Index, on a U.S. dollar basis, rose 5.25% in 1998, aided by a 15% appreciation in the yen against the dollar. The MSCI Emerging Markets Free Index fell 25.34% in 1998, as investor sentiment soured on all emerging markets in Southeast Asia, Latin America and Central Europe /Russia.

With lower rates and continuing economic strength, the U.S. market barreled ahead after a brief setback in August and September. Technology stocks led the market out of its doldrums in the fall, and the Portfolio benefited from an overweight position in this sector.

European equity markets were aided by coordinated global interest rate easings by the European central banks, and financial services companies rebounded from lows due to credit crunch concerns. Telecommunication companies hit new highs with news of spectacular mobile phone subscriber growth and of numerous strategic mergers. The Portfolio's holdings in European financials and telecommunications helped boost its international returns.

However, the Japanese market experienced several rounds of altering investor sentiment. The unexpected increase in the yen hurt export-related stocks. As a result, the Portfolio's holdings in such blue chip stocks as Sony, Nintendo Co. Ltd. and Honda Motor Co. Ltd. suffered in performance with the significant appreciation in the country's currency and contributed to the Portfolio's underperformance relative to its benchmark. Even though the Portfolio's weight in Japan is close to that of the MSCI World Index, these specific stocks negatively impacted the Portfolio's performance. The Portfolio's positions in Japanese domestic-related stocks (which are not as currency sensitive) have been increased at the expense of the export-related names.

We believe the European markets remain attractive in the current environment of declining rates. The introduction of the Euro has thus far been smooth and this new European cooperation should benefit all of the countries in the European Monetary Union. We believe that as European enterprises work to become more globally competitive, shareholders should reap the rewards. In the U.S., we remain overweight in financials and technology stocks.

Sandra L. Yeager, Portfolio Manager


================================================================================

INVESTMENT OBJECTIVE

Long-term growth of capital.


INVESTMENT POLICY

Primarily equity securities of non-United States companies as well as United States issuers.


PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1998

Net Assets .................................................        $1.4 billion
Number of Issues ...........................................                 141
Number of Countries Represented ............................                  18


LARGEST EQUITY HOLDINGS

Cisco Systems, Inc. ........................................         Electronics
MCI WorldCom, Inc. .........................................  Telecommunications
Solectron Corp. ............................................         Electronics
Nokia Corp. ................................................  Telecommunications
Citigroup, Inc. ............................................               Banks


DISTRIBUTION OF INVESTMENTS BY COUNTRY

Canada .....................................................                0.5%
Japan ......................................................               10.0%
Latin America ..............................................                0.5%
United Kingdom .............................................                8.4%
Scandinavia ................................................                3.8%
New Zealand & Australia ....................................                0.4%
United States ..............................................               50.0%
Other European Countries ...................................               19.1%
Cash & Equivalents (net) ...................................                7.3%


ANNUALIZED TOTAL RETURN, AS OF DECEMBER 31, 1998

                                                                         SINCE
                    1 YEAR         3 YRS         5 YRS        10 YRS    INCEPT.
ALLIANCE
GLOBAL               21.80%       15.95%         14.28%        14.81%   12.55%

Lipper Global        14.34        14.67          11.98         11.21     9.64
MSCI World           24.34        17.77          15.68         10.66     9.55


The Alliance Global Portfolio started operations on August 27, 1987.


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1998
(Invested Ten Years Ago on December 31, 1988)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

================================================================================
ALLIANCE INTERNATIONAL PORTFOLIO
================================================================================

The Alliance International Portfolio returned 10.57%, trailing its unmanaged benchmark, the MSCI EAFE Index, for the year ended December 31, 1998 due in most part to over exposure to smaller capitalization stocks. The MSCI EAFE Index rose 20.00% as a result of strength in the European markets. Asian markets were down for the year with the exception of Australia, Japan, Thailand and South Korea. The MSCI Europe Index rose 28.91% for the year. The MSCI Japan Index rose 5.25%, aided by a 15% yen appreciation. Large capitalization shares significantly outperformed smaller cap issues.

The Portfolio's European holdings remained concentrated in growth stocks. In the financial services sector, the Portfolio's holdings rebounded from lows due to credit crunch concerns this summer. The Portfolio's telecommunication companies hit new highs with news of spectacular mobile phone subscriber growth and of numerous strategic mergers.

In Japan, the Portfolio's holdings represent primarily export-related companies. These stocks performed well earlier in the year, but suffered with the unexpected appreciation in the yen in October. On the margin, we have added to domestic names (which are not as sensitive to currency fluctuations) and have reduced export-related names.

We believe the European markets remain attractive in the current environment of declining rates. The introduction of the Euro has thus far been smooth and this European cooperation should benefit all of the countries in the European Monetary Union. We believe that as European enterprises work to be more globally competitive, shareholders should reap the rewards.

Sandra L. Yeager, Portfolio Manager


================================================================================

INVESTMENT OBJECTIVE

Long-term growth of capital.


INVESTMENT POLICY

Primarily equity securities selected principally to permit participation in non-United States companies with prospects for growth.


PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1998

Net Assets .................................................      $212.3 million
Number of Issues ...........................................                 356
Number of Countries Represented ............................                  35


LARGEST EQUITY HOLDINGS

SEAT Pagine Gialle SPA .....................................          Publishing
Swisscom AG - Reg ..........................................             Utility
Telecel-Comm. Pessoais SA ..................................  Telecommunications
Tabacalera SA ..............................................             Tobacco
Mettler Toledo International ...............................    Office Equipment


DISTRIBUTION OF INVESTMENTS BY COUNTRY

Canada .....................................................                1.0%
Japan ......................................................               17.1%
Southeast Asia .............................................                2.4%
Latin America ..............................................                2.4%
United Kingdom .............................................               20.0%
Scandinavia ................................................                9.2%
New Zealand & Australia ....................................                2.3%
Other European Countries ...................................               37.8%
Cash & Equivalents (net) ...................................                7.8%


ANNUALIZED TOTAL RETURN, AS OF DECEMBER 31, 1998

                                                                          SINCE
                                     1 YEAR            3 YEARS           INCEPT.

ALLIANCE INTERNATIONAL                10.57%            5.61              7.49%

Lipper International                  13.02             9.94             10.74
MSCI EAFE                             20.00             9.00              9.68

The Alliance International Portfolio started operations on April 3, 1995.


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1998
(Invested at Inception)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

================================================================================
ALLIANCE AGGRESSIVE STOCK PORTFOLIO
================================================================================

1998 was a year characterized by the continuing surge in large-cap stocks with small- and mid-cap stocks trailing considerably. During 1998, the S&P 500 Stock Index and the S&P Midcap 400 Index gained 28.6%, and 18.3%, respectively, but the Russell 2000 Index declined 2.6 %.

The Aggressive Stock Portfolio strives to invest in the best quality growth names in the small-cap and mid-cap sectors. We look for growth characteristics in both growth and cyclical industries. We do not believe that the S&P 500 can continue its tremendous outperformance going forward. Based on virtually any historical measure taken, these mega-cap stocks have reached virtually all-time high valuations relative to their growth rates and fundamental outlook. We strongly believe that small- and mid-cap stocks will offer investors a potential for greater return when these values are finally recognized in the marketplace. When this event takes place, we believe the Portfolio should be positioned to perform relatively well.

In 1998, the Portfolio had a very strong first quarter, but gave some gains back during the second quarter. During the first half of 1998, the Portfolio gained 9.23%, while its benchmark, a 50%/50% composite of the S&P Midcap 400 and the Russell 2000 indices, was up 6.79%. However, the Portfolio's entire underperformance for calendar1998 occurred during the third quarter and first eight days of the fourth quarter. From July 1 through October 8, the Portfolio declined 38.9 %, versus the benchmark return of -27.6%. Interestingly, our underperformance coincided with the interim bottoming of the stock market. From October 8 through December 31, the Portfolio advanced 50.67%, versus the benchmark's gain of 39.43%.

We believe that there were three major reasons for the Portfolio's relative underperformance during 1998. First, growth stocks with cyclical exposure did not perform well during the third quarter. Many investors feared that there would be recession in 1999 and, subsequently, their earnings outlook deteriorated. Specifically, the airline sector and the rental car sector, two fundamentally strong industries showing tremendous profitability, lost almost two years of stock performance during this one quarter alone. Investors had shifted out of such stocks and into stocks that had more positive momentum (price and volume trends).

Second, we underestimated the amount of momentum that was evident as investors bought and sold stocks. In many cases, valuations took longer to be realized when we decided to buy, and conversely, the stocks that we sold were carried to higher valuations as momentum investors were willing to pay higher prices than we thought these stocks justified.

Third, while we like to think of ourselves as leading edge investors looking for that next great idea, we were unwilling to take a huge overweighting in the technology sector and more specifically, we avoided investing in Internet stocks. America Online (AOL), which used to be in the S&P Midcap 400 Index, was by far the largest single weighting in the index. Thus, not owning AOL for the duration of 1998 affected our relative performance. In our opinion, Internet stocks were overpriced when 1998 began, and are even more overpriced as we enter 1999. We believe that when investors start looking at fundamentals and valuations, and not hype and momentum, prices will be reflected accordingly.

We have addressed in the Portfolio the issues cited above, and we are extremely positive about the Portfolio as we enter the new year. We firmly believe that when the turn for small- and mid-cap stocks does occur, we will be extremely well positioned to fully participate.


Alden Stewart and Randall Haase, Portfolio Managers


================================================================================

INVESTMENT OBJECTIVE

Long-term growth of capital.


INVESTMENT POLICY

Primarily common stocks and other equity-type securities issued by medium- and other smaller-sized companies with strong growth potential.


PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1998

Net Assets .................................................        $4.5 billion
Number of Issues ...........................................                  79


LARGEST EQUITY HOLDINGS
Comcast Corp. (Class A) ............................          Cable Broadcasting
CNAFinancial Corp. .................................                   Insurance
HealthSouth Corp. ..................................           Hospital Supplies
Premier Parks, Inc. ................................                     Leisure
Mohawk Industries, Inc. ............................            Apparel, Textile
Continental Airlines, Inc. (Class B) ...............                    Airlines
Republic Industries, Inc. ..........................        Automotive Retailing
Tiffany & Co .......................................                      Retail
Royal Caribbean Cruises Ltd. .......................                     Leisure
USA Networks, Inc. .................................          Cable Broadcasting


ASSET MIX DISTRIBUTION

Common Stock ...............................................               96.5%
Short-Term & Cash ..........................................                3.5%


ANNUALIZED TOTAL RETURN, AS OF DECEMBER 31, 1998

                                                                         SINCE
                           1 YEAR     3 YRS       5 YRS      10 YRS     INCEPT.
ALLIANCE
AGGRESSIVE STOCK            0.29      10.78       11.47       18.90      17.81

Lipper Mid-Cap Growth      12.16      16.33       14.87       15.44      13.69
50% Russell 2000/           8.28      17.77       15.56       16.49      14.78
50% S&P 400 Mid-Cap

The Alliance Aggressive Stock Portfolio started operations on January 27, 1986.


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1998
(INVESTED TEN YEARS AGO ON DECEMBER 31, 1988)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

================================================================================
ALLIANCE SMALL CAP GROWTH PORTFOLIO
================================================================================

The Small Cap Growth Portfolio posted returns of -4.28% for the 12-month period ended December 31, 1998, while its benchmark, the Russell 2000 Growth Index returned 1.23% for the same time frame. While small cap stocks did not perform well for the year overall, they did begin to rebound during the fourth quarter of 1998. However, even a strong October rally was not enough to turn the sector around significantly. The rally stalled beginning in November, most likely as a result of investors selling their small cap stocks at the end of the year for tax planning purposes.

However, there continues to be compelling reasons for owning small cap stocks. Traditionally, small cap stocks have higher price/earnings ratios, reflecting their higher growth potential. Yet the estimated price/earnings ratio for companies in the Russell 2000 Index next year is 19.5 times relative to the 24.8 times for the S&P 500 Stock Index, despite the fact that these small cap company stocks have higher expected growth rates. Also important is that, given the volatility of the international economy, small cap stocks are expected to be less vulnerable to international problems because they tend to have most of their business in the U.S. Notably, performance results have improved significantly since the October 8 low with the Russell 2000 up 36.0% as compared to 28.1% for the S&P 500.

All economic sectors of the Russell 2000 Index were positive during the fourth quarter, except for energy. Technology, health care and consumer services were top performing areas of the Index. Your Portfolio was overweighted in each of the top performing areas as compared to the Russell 2000. Looking at the top 10 holdings in your Portfolio, all had strong double-digit returns for the quarter, except for Data Processing Resources Corp. which was flat and Metamor Worldwide Inc., which declined. Both companies provide information technology staffing.

Within the technology area, strong fourth quarter performance came from Comverse Technology, Inc., maker of enhanced telecommunications systems and Flextronics International, a world leading provider of contract electronics manufacturing for communication, computer, consumer electronics and medical device industries. Health care related companies, Medicis Pharmaceutical Corp. and MedImmune, Inc. both increased. Within consumer services, entertainment based companies, Premier Parks Inc. and SFX Entertainment, both had outstanding quarters.

Since 1926, returns on small cap company stocks have averaged 12% a year, outperforming the 10% return achieved by larger-cap companies. Since 1994, however, the Russell 2000 has lagged behind the S&P 500. Accordingly, it would appear that small caps are historically undervalued by a wide margin. Going forward, we strongly believe that small-cap stocks will offer investors the potential for greater returns when these values are finally recognized in the marketplace.


================================================================================

INVESTMENT OBJECTIVE

Long-term growth of capital.


INVESTMENT POLICY

Primarily U.S. common stocks and other equity-type securities of smaller companies with favorable growth prospects.


PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1998

Net Assets .................................................      $310.6 million
Number of Issues ...........................................                 110


LARGEST EQUITY HOLDINGS

Mohawk Industries, Inc. .......................                 Apparel, Textile
Medicis Pharmaceutical (Class A) ..............                            Drugs
Ha-Lo Industries, Inc. ........................            Professional Services
Metamor Worldwide, Inc. .......................       Information Tech. Staffing
Carematrix Corp. ..............................            Professional Services
Comverse Technology, Inc. .....................                 Office Equipment
Premier Parks, Inc. ...........................                          Leisure
Jones Pharmaceuticals, Inc. ...................                            Drugs
Data Processing Resources .....................            Professional Services
Building One Services Corp. ...................            Professional Services


ASSET MIX DISTRIBUTION

Common Stock ...............................................               93.0%
Short-Term & Cash ..........................................                7.0%


Annualized Total Return, As of December 31, 1998

                                                                SINCE INCEPTION
                                               1 YEAR            (Unannualized)

ALLIANCE SMALL CAP GROWTH                      (4.28)                12.27%

Lipper Small Company Growth Funds Avg          (0.33)                16.72
Russell 2000 Growth                             1.23                 16.58


The Alliance Small Cap Growth Portfolio started operations on May 1, 1997.


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1998
(Invested at Inception)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

================================================================================
ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO
================================================================================

Developments in global fixed income markets dominated economic policy actions in both the developed and developing world during 1998. As the year began, expectations for economic and profit growth began to rise as it appeared that the U.S. and Europe were not going to be significantly affected by the collapse in the Asian economies. Both bond and equity markets were buttressed by benign inflation, and the economy continued to surprise most investors on the upside. In late summer, however, the Russian government was unable to bring stability to its fixed-income and currency markets, prompting a unilateral default on some of its sovereign debt. This disturbance spread to other developing markets that were vulnerable to the flight of capital, such as Brazil. Credit markets almost stopped functioning and yield spreads on high-risk fixed-income instruments widened to new record levels. These unprecedented conditions - namely a breakdown of historical relationships - forced one super-sized hedge fund, Long Term Capital Management, to the brink of liquidation. Federal Reserve officials encouraged the hedge fund's creditors to provide additional equity capital in order to diffuse the risks of liquidation. Demonstrating the linkages among markets of different asset classes, equities tumbled around the world. The NASDAQ industrial fell 27% during the two months of July and August.

The Fed followed up in its intervention with three consecutive 25 basis point cuts in short-term interest rates (from 5.50% to 4.75%). Other central banks quickly followed. These moves seem to have restored investors' confidence and markets rebounded sharply for the balance of the year.

Equity markets turned in another year of exceptional performance. Supporting these historical above-average returns was the recognition that the U.S. economy could grow at rates exceeding 3%; unemployment would drop to levels not seen in 25 years; and profitability in many of our leading industries would reach high levels without triggering inflationary pressures.

The Conservative Investors Portfolio returned 13.9% for the 1998 calendar year. This compared with a 28.6% return for the S&P 500 Stock Index and a 10.0% return for the Lehman Brothers Treasury Index. A 30%/70% weighting of these indices, respectively, produced a 15.6% return for 1998. One of the dominant characteristics of U.S. equity markets of the last few years has been the record-breaking performance gap favoring a handful of large-capitalization companies that dominate the indices. For example, the largest 20 companies outperformed the average S&P 500 stock by 27% last year. This concentration of performance made it difficult for broadly diversified portfolios to match the index. That said, your Portfolio underperformed the 30%/70% respective combination of the S&P 500 and the Lehman Brothers Treasury Index, because the Portfolio is not as relatively concentrated in the large-capitalization stocks which dominated the indices. In our opinion, the performance gap will begin to close in 1999, as the prospects for a resumption of global growth becomes visible. We have maintained an above-benchmark cash position of 14.2% at year-end to reflect our judgement that the market is at very high valuation levels. We will use this reserve as future buying opportunities present themselves.

Robert G. Heisterberg, Portfolio Manager


================================================================================

INVESTMENT OBJECTIVE

High total return without, in the adviser's opinion, undue risk to principal.


INVESTMENT POLICY

A diversified mix of publicly traded fixed-income and equity securities; asset mix and security selection are primarily based upon factors expected to reduce risk.


PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1998

Net Assets ..............................................         $388.1 million
Number of U.S. Equity Issues ............................                    118
Average Quality (excluding net cash) ....................                    AA+
Average Duration (including net cash) ...................             12.7 years


LARGEST EQUITY HOLDINGS

Philip Morris Cos., Inc. ...............................                 Tobacco
Cisco Systems, Inc. ....................................             Electronics
General Electric Co. ...................................    Electrical Equipment
Citigroup, Inc. ........................................                   Banks
CBSCorp ................................................            Broadcasting


ASSET MIX DISTRIBUTION

Domestic Common Stock ..................................                   28.6%
Foreign Common Stock ...................................                    4.6%
Foreign Preferred Stock ................................                    0.2%
Bonds (Non-Convertible) ................................                   52.4%
Short-Term & Cash ......................................                   14.2%


ANNUALIZED TOTAL RETURN, AS OF DECEMBER 31, 1998

                                                                        SINCE
                                     1 YEAR      3 YRS      5 YRS       INCEPT.
ALLIANCE
CONSERVATIVE INVESTORS                13.88%     10.71%       9.40%      9.99%

Lipper Flexible Portfolio             14.20      15.62       14.31      12.55
70% Lehman Treas./30% S&P 500         15.59      14.45       13.37      12.08


The Alliance Conservative Investors Portfolio started operations on October 2, 1989.


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1998
(Invested at Inception)


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

================================================================================
ALLIANCE BALANCED PORTFOLIO
================================================================================

1998 was another exceptional year in the global capital markets. All of the larger markets in the developed world, with the exception of Japan, produced very rewarding results. This was the case for both the equity and fixed income markets - the two asset classes represented in the Balanced Portfolio. Once again, the U.S. stock market led the way, generating returns in excess of 20% as measured by the S&P 500 Stock Index for four consecutive years in a row.

The major factors that created such a favorable investment environment included stronger-than-expected economic growth, better productivity, and wage behavior that kept inflationary pressures from developing. This positive mix of strong growth and benign inflation was accompanied by a reversal from a federal fiscal deficit to a surplus and a resumption in the rate of real wage growth.

There were, however, some disruptions in these favorable trends during the course of the year. Developing markets in Asia continued to struggle - first to achieve stability and then to begin economic recovery. The vulnerability of the currency and capital markets in the developing world to swings in investor sentiment periodically upset capital markets in the developed world. Russia was unable to implement effective economic policies to stabilize its debt and currency markets and unilaterally defaulted on a portion of its sovereign debt. The so-called "contagion effect" that now characterizes developing markets meant other vulnerable economies, such as Brazil, came under investor scrutiny. Credit markets were paralyzed and there was a marked and unprecedented widening in interest rate spreads on lower quality securities. Long Term Capital Management, a super-sized hedge fund with highly leveraged positions, had to be rescued by its creditors at the urging of the Federal Reserve. The Fed intervened because there was concern about the possible effects on the capital markets from a forced liquidation. The Board soon followed up on its intervention with three consecutive 25 basis point cuts in short-term interest rates (from 5.50% to 4.75%). Consequently, other central bankers quickly followed suit. As a result of this intervention, investor confidence was restored and the markets recovered smartly by year-end.

The Portfolio benefited from the strong performance of both equity and fixed-income markets, returning 18.11% for the year. The S&P 500 returned 28.58% while the Lehman Government/Corporate Bond Index returned 9.47%. A 50/50 mix of these two indices combined to produce a benchmark return of 19.02%. We have maintained a cash reserve position of 5.6% at year-end in order to take advantage of any buying opportunities that might present themselves in an equity market that appears to be highly valued.


Robert G. Heisterberg, Portfolio Manager


================================================================================

INVESTMENT OBJECTIVE

High return through a combination of current income and capital appreciation.


INVESTMENT POLICY

Primarily common stocks, publicly traded debt securities and high-quality money market instruments.


PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1998

Net Assets .............................................            $1.9 billion
Number of U.S. Equity Issues ...........................                     176
Average Quality (excluding net cash) ...................                     AA+
Average Duration (including net cash) ..................              12.6 years


LARGEST EQUITY HOLDINGS

Cisco Systems, Inc. ....................................             Electronics
Philip Morris Cos., Inc. ...............................                 Tobacco
Solectron Corp.+ .......................................             Electronics
General Electric Co. ...................................    Electrical Equipment
Dell Computer Corp. ....................................        Office Equipment

+    Includes convertible securities


ASSET MIX DISTRIBUTION

Domestic Common Stock ..................................                   41.7%
Domestic Preferred Stock ...............................                    1.0%
Foreign Common Stock ...................................                    8.9%
Foreign Preferred Stock ................................                    0.4%
Bonds (Convertibles) ...................................                    2.9%
Bonds  (Non-Convertibles) ..............................                   39.5%
Short-Term & Cash ......................................                    5.6%


ANNUALIZED TOTAL RETURN, AS OF DECEMBER 31, 1998

                                                                         SINCE
                           1 YEAR     3 YRS       5 YRS      10 YRS     INCEPT.

ALLIANCE BALANCED          18.11%    14.92%      10.82%      12.51%     12.73%

Lipper Balanced            13.48      15.79       13.84       12.97      12.32
50% Lehman Corp./          19.02      18.70       16.88       15.21      14.64
50% S&P 500

The Alliance Balanced Portfolio started operations on January 27, 1986.


Growth of $10,000 investment as of December 31, 1998
(INVESTED TEN YEARS AGO ON DECEMBER 31, 1988)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

================================================================================
ALLIANCE GROWTH INVESTORS PORTFOLIO
================================================================================

For the fourth year in a row, capital markets performed in an extraordinary manner. This celebration of well above historical average returns was confined to developed markets, with the exception of Japan.

This exceptional performance reflected a mixture of events. The strong U.S. economic recovery extended into its eighth year - a post-war record. Inflation remained benign not withstanding historically tight labor market conditions. U.S. budget deficits disappeared and turned into surpluses. Productivity gains continued to surprise forecasters, interest rates hit new lows and profitability measures in the information content and processing industries exceeded even the most optimistic expectations.

On the other hand, developing market economies continued to struggle. The series of currency and economic crises that began in Thailand and spread to other Asian countries served to heighten investor awareness of the risks inherent in developing markets. Russia's default on some of its sovereign debt in late summer of 1998 caused global financial markets to freeze-up, driving risk premia on all but the most liquid U.S. Treasuries to record highs. Fixed-income and credit markets almost stopped functioning as a major-sized hedge fund was threatened with potential liquidation. The Federal Reserve intervened with the hedge fund's creditors in order to avoid destabilizing the market and then followed quickly with three consecutive 25 basis point cuts in short-term interest rates. Other central banks followed. Markets recovered smartly to close the year higher.

The Growth Investors Portfolio returned 19.1% for the 1998 calendar year. This compared with a 28.6% return for the S&P 500 Stock Index and a 9.5% gain for the Lehman Brothers (LB) Government/Corporate Bond Index. A 70%/30% weighting of these indices, respectively, combined to produce a 22.8% return. The dominant feature of the domestic equity market during the year was the record-breaking performance gap between a handful of many large-capitalization companies that dominate the indexes. For example, the largest 20 outperformed the average S&P 500 stock by 27% last year - the greatest skewing of the last 30 years. That said, your Portfolio underperformed the 70%/30% respective combination of the S&P 500 and the Lehman Brothers Government/Corporate Bond Index, mainly because the Portfolio is not as relatively concentrated in the large-capitalization stocks which dominated the indexes. In our opinion, this gap will close as the outlook for global growth improves in the second half of 1999. Cash positions remain above benchmark, at 11.0%, as a reserve for future buying opportunities in the market.

Robert G. Heisterberg, Portfolio Manager


================================================================================

INVESTMENT OBJECTIVE

High total return consistent with the adviser's determination of reasonable risk.


INVESTMENT POLICY

A diversified mix of publicly traded fixed-income and equity securities; asset mix and security selection based upon factors expected to increase possibility of high long-term return.


PORTFOLIO SUMMARY, AS OF DECEMBER 31, 1998

Net Assets ...............................................          $2.0 billion
Number of U.S. Equity Issues .............................                   179
Average Quality (excluding net cash) .....................                   AA+
Average Duration (including net cash) ....................            14.1 years


LARGEST EQUITY HOLDINGS
CBSCorp ..................................................          Broadcasting
America Online, Inc.+ ....................................    Telecommunications
Cisco Systems, Inc. ......................................           Electronics
Philip Morris Cos., Inc. .................................               Tobacco
Solectron Corp.+ .........................................           Electronics

+    Includes convertibles


ASSET MIX DISTRIBUTION

Domestic Common Stock ....................................                 53.7%
Domestic Preferred Stock .................................                  0.8%
Foreign Common Stock .....................................                 11.9%
Foreign Preferred Stock ..................................                  0.3%
Bonds (Convertibles) .....................................                  2.3%
Bonds (Non-Convertibles) .................................                 20.0%
Short-Term & Cash ........................................                 11.0%


ANNUALIZED TOTAL RETURN, AS OF DECEMBER 31, 1998

                                                                         SINCE
ALLIANCE                            1 YEAR        3 YRS       5 YRS      INCEPT.

GROWTH INVESTORS                    19.13%       16.17%      13.92%      16.09%

Lipper Flexible Portfolio           14.20        15.62       14.31       12.55
30% Lehman Corp./70% S&P 500        22.85        22.69       19.96       15.55


The Alliance Growth Investors Portfolio started operations on October 2, 1989.


GROWTH OF $10,000 INVESTMENT AS OF DECEMBER 31, 1998
(Invested at Inception)


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

THE HUDSON RIVER TRUST
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1998



                                                                                    ALLIANCE
                                                                                  INTERMEDIATE
                                                                   ALLIANCE        GOVERNMENT
                                                                 MONEY MARKET      SECURITIES
                                                                  PORTFOLIO         PORTFOLIO
                                                              ----------------- ----------------
ASSETS:
Investments at value (Notes 1 and 4) ........................  $1,065,899,953     $225,870,317
Cash ........................................................         156,695           60,518
Receivable for securities sold ..............................              --       14,125,951
Collateral held for securities loaned (Note 1) ..............              --       18,552,820
Receivable from Separate Accounts for Trust shares sold .....      37,773,076          423,626
Unrealized appreciation of forward currency contracts
 (Notes 1 and 4) ............................................              --               --
Variation margin receivable on futures contracts ............              --            3,720
Dividends, interest and other receivables ...................       6,829,093        1,986,194
                                                               --------------     ------------
  Total assets ..............................................   1,110,658,817      261,023,146
                                                               --------------     ------------
LIABILITIES:
Options written at value (Premiums received: Alliance
 Common Stock Portfolio--$195,807,516) (Notes 1 and 4) ......              --               --
Payable for securities purchased ............................              --       57,907,115
Payable for collateral received on securities loaned ........              --       18,552,820
Payable to Separate Accounts for Trust shares redeemed ......         172,164          176,688
Unrealized depreciation of forward currency contracts
 (Notes 1 and 4) ............................................              --               --
Distribution fees payable ...................................          75,249            6,178
Investment advisory fees payable ............................         303,228           76,809
Trustees' fees payable ......................................          36,067            7,500
Accrued expenses ............................................          42,501           14,870
                                                               --------------     ------------
  Total liabilities .........................................         629,209       76,741,980
                                                               --------------     ------------
NET ASSETS ..................................................  $1,110,029,608     $184,281,166
                                                               ==============     ============
Investments at cost .........................................  $1,065,207,929     $224,425,951
                                                               ==============     ============
COMPONENTS OF NET ASSETS (NOTE 1):
 Paid in capital ............................................  $1,109,363,876     $188,629,615
 Accumulated undistributed (overdistributed) net
  investment income .........................................         (30,306)          41,806
 Accumulated undistributed net realized gain (loss) .........           4,014       (5,835,966)
 Unrealized appreciation/depreciation on investments and
  foreign currency denominated assets and liabilities .......         692,024        1,445,711
                                                               --------------     ------------
NET ASSETS ..................................................  $1,110,029,608     $184,281,166
                                                               ==============     ============
CLASS IA SHARES:
Net Assets ..................................................  $  723,311,188     $153,383,440
                                                               ==============     ============
Shares outstanding (Note 5) .................................      70,743,797       15,858,517
                                                               ==============     ============
Net asset value, offering and redemption price per share
 (Note 1) ...................................................  $        10.22     $       9.67
                                                               ==============     ============
CLASS IB SHARES:
Net Assets ..................................................  $  386,718,420     $ 30,897,726
                                                               ==============     ============
Shares outstanding (Note 5) .................................      37,888,260        3,198,848
                                                               ==============     ============
Net asset value, offering and redemption price per share
 (Note 1) ...................................................  $        10.21     $       9.66
                                                               ==============     ============



                                                                                                    ALLIANCE
                                                                  ALLIANCE         ALLIANCE        GROWTH AND
                                                                QUALITY BOND      HIGH YIELD         INCOME
                                                                  PORTFOLIO       PORTFOLIO         PORTFOLIO
                                                              ---------------- --------------- ------------------
ASSETS:
Investments at value (Notes 1 and 4) ........................   $325,048,927    $ 598,993,487   $    995,416,319
Cash ........................................................        160,618        2,432,944            262,852
Receivable for securities sold ..............................             --               --            462,755
Collateral held for securities loaned (Note 1) ..............     50,432,523               --         73,317,420
Receivable from Separate Accounts for Trust shares sold .....        310,428        1,036,384          2,717,842
Unrealized appreciation of forward currency contracts
 (Notes 1 and 4) ............................................             --               --                 --
Variation margin receivable on futures contracts ............             --               --                 --
Dividends, interest and other receivables ...................      3,596,596       16,422,349          1,664,593
                                                                ------------    -------------   ----------------
  Total assets ..............................................    379,549,092      618,885,164      1,073,841,781
                                                                ------------    -------------   ----------------
LIABILITIES:
Options written at value (Premiums received: Alliance
 Common Stock Portfolio--$195,807,516) (Notes 1 and 4) ......             --               --                 --
Payable for securities purchased ............................      6,519,516        6,000,000          1,314,393
Payable for collateral received on securities loaned ........     50,432,523               --         73,317,420
Payable to Separate Accounts for Trust shares redeemed ......          3,045          111,360            385,084
Unrealized depreciation of forward currency contracts
 (Notes 1 and 4) ............................................             --               --                 --
Distribution fees payable ...................................             --           42,967             23,059
Investment advisory fees payable ............................        141,509          327,459            431,187
Trustees' fees payable ......................................          8,503           13,346             14,207
Accrued expenses ............................................         15,457           39,613             54,371
                                                                ------------    -------------   ----------------
  Total liabilities .........................................     57,120,553        6,534,745         75,539,721
                                                                ------------    -------------   ----------------
NET ASSETS ..................................................   $322,428,539    $ 612,350,419   $    998,302,060
                                                                ============    =============   ================
Investments at cost .........................................   $322,156,171    $ 663,283,133   $    853,358,652
                                                                ============    =============   ================
COMPONENTS OF NET ASSETS (NOTE 1):
 Paid in capital ............................................   $319,600,973    $ 712,370,036   $    848,265,567
 Accumulated undistributed (overdistributed) net
  investment income .........................................        397,762         (123,847)           181,017
 Accumulated undistributed net realized gain (loss) .........       (462,878)     (35,606,124)         7,797,809
 Unrealized appreciation/depreciation on investments and
  foreign currency denominated assets and liabilities .......      2,892,682      (64,289,646)       142,057,667
                                                                ------------    -------------   ----------------
NET ASSETS ..................................................   $322,428,539    $ 612,350,419   $    998,302,060
                                                                ============    =============   ================
CLASS IA SHARES:
Net Assets ..................................................   $322,418,134    $ 405,307,990   $    877,744,459
                                                                ============    =============   ================
Shares outstanding (Note 5) .................................     32,773,456       46,554,081         51,671,674
                                                                ============    =============   ================
Net asset value, offering and redemption price per share
 (Note 1) ...................................................   $       9.84    $        8.71   $          16.99
                                                                ============    =============   ================
CLASS IB SHARES:
Net Assets ..................................................   $     10,405    $ 207,042,429   $    120,557,601
                                                                ============    =============   ================
Shares outstanding (Note 5) .................................          1,057       23,834,821          7,111,672
                                                                ============    =============   ================
Net asset value, offering and redemption price per share
 (Note 1) ...................................................   $       9.84    $        8.69   $          16.95
                                                                ============    =============   ================

See Notes to Financial Statements.

      ALLIANCE           ALLIANCE           ALLIANCE         ALLIANCE
    EQUITY INDEX       COMMON STOCK          GLOBAL       INTERNATIONAL
     PORTFOLIO           PORTFOLIO         PORTFOLIO        PORTFOLIO
------------------- ------------------ ----------------- ---------------
  $ 1,679,332,205    $13,296,800,242    $1,419,326,019    $203,233,964
          140,470            214,471           309,325      10,777,543
        9,348,912         92,116,641         1,091,463          20,722
      153,710,640        622,787,758        63,260,226      12,321,470
       20,636,166         17,299,460           269,705          70,336
               --                 --                --          75,536
           83,800                 --                --              --
        1,603,274          7,284,427           939,223         301,159
  ---------------    ---------------    --------------    ------------
    1,864,855,467     14,036,502,999     1,485,195,961     226,800,730
  ---------------    ---------------    --------------    ------------
               --        471,793,964                --              --
       19,562,086         39,326,310        11,269,168          17,910
      153,710,640        622,787,758        63,260,226      12,321,470
          684,273          1,426,011         1,172,417       1,899,067
               --                 --           285,209              --
               86            161,709             9,517           1,517
          421,150          3,765,950           735,321         159,323
           24,007            390,720            44,494           5,653
           97,829            729,759           216,836          85,822
  ---------------    ---------------    --------------    ------------
      174,500,071      1,140,382,181        76,993,188      14,490,762
  ---------------    ---------------    --------------    ------------
  $ 1,690,355,396    $12,896,120,818    $1,408,202,773    $212,309,968
  ===============    ===============    ==============    ============
  $ 1,166,232,720    $ 8,864,774,533    $1,144,032,492    $198,762,962
  ===============    ===============    ==============    ============
  $ 1,162,949,176    $ 8,800,675,491    $1,103,126,360    $208,394,898
          533,199          4,587,455        (4,115,630)       (487,521)
       13,268,212        (65,181,631)       35,234,038        (426,552)
      513,604,809      4,156,039,503       273,958,005       4,829,143
  ---------------    ---------------    --------------    ------------
  $ 1,690,355,396    $12,896,120,818    $1,408,202,773    $212,309,968
  ===============    ===============    ==============    ============
  $ 1,689,912,599    $12,061,977,279    $1,360,220,279    $204,767,192
  ===============    ===============    ==============    ============
       67,609,949        495,266,616        69,913,136      18,395,534
  ===============    ===============    ==============    ============
  $         25.00    $         24.35    $        19.46    $      11.13
  ===============    ===============    ==============    ============
  $       442,797    $   834,143,539    $   47,982,494    $  7,542,776
  ===============    ===============    ==============    ============
           17,729         34,331,593         2,471,743         678,688
  ===============    ===============    ==============    ============
  $         24.98    $         24.30    $        19.41    $      11.11
  ===============    ===============    ==============    ============



        ALLIANCE         ALLIANCE        ALLIANCE                              ALLIANCE
       AGGRESSIVE       SMALL CAP      CONSERVATIVE         ALLIANCE            GROWTH
         STOCK            GROWTH         INVESTORS          BALANCED          INVESTORS
       PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO          PORTFOLIO
   ----------------- --------------- ---------------- ------------------- -----------------
    $4,635,521,062    $ 322,743,835    $388,825,890     $ 1,941,246,382    $2,052,290,564
         1,564,793          111,473         275,295             726,080         1,007,053
        25,481,238          829,212       1,089,556           8,231,609         9,868,736
       386,886,300               --      53,351,626         350,884,795       216,907,649
           777,266        1,454,081         732,466             100,554         2,675,398
                --               --           6,714              62,470           125,003
                --               --              --                  --                --
         2,519,122          249,532       2,301,561           9,976,240         5,916,946
    --------------    -------------    ------------     ---------------    --------------
     5,052,749,781      325,388,133     446,583,108       2,311,228,130     2,288,791,349
    --------------    -------------    ------------     ---------------    --------------
                --               --              --                  --                --
       140,296,740          912,578       4,908,702          21,775,641        15,554,866
       386,886,300               --      53,351,626         350,884,795       216,907,649
        22,444,883       13,592,725          14,831           1,208,349            87,969
                --               --              --                  --                --
            29,435           21,404           6,339                  --            17,938
         1,927,987          215,106         151,811             653,213           869,690
           183,493            2,244          15,337              96,460            57,846
           291,908           29,731          40,423             170,011           194,872
    --------------    -------------    ------------     ---------------    --------------
       552,060,746       14,773,788      58,489,069         374,788,469       233,690,830
    --------------    -------------    ------------     ---------------    --------------
    $4,500,689,035    $ 310,614,345    $388,094,039     $ 1,936,439,661    $2,055,100,519
    ==============    =============    ============     ===============    ==============
    $4,308,145,162    $ 310,712,161    $355,180,851     $ 1,658,268,429    $1,737,873,064
    ==============    =============    ============     ===============    ==============
    $4,176,552,382    $ 321,191,652    $352,564,451     $ 1,633,744,309    $1,729,488,471
          (148,225)          (2,244)        (38,513)          4,480,474        (1,007,460)
        (3,091,022)     (22,606,737)      1,923,818          15,152,087        12,852,211
       327,375,900       12,031,674      33,644,283         283,062,791       313,767,297
    --------------    -------------    ------------     ---------------    --------------
    $4,500,689,035    $ 310,614,345    $388,094,039     $ 1,936,439,661    $2,055,100,519
    ==============    =============    ============     ===============    ==============
    $4,346,906,699    $ 198,360,184    $355,441,101     $ 1,936,429,168    $1,963,074,010
    ==============    =============    ============     ===============    ==============
       127,297,449       16,776,844      28,849,374         104,635,096        98,785,840
    ==============    =============    ============     ===============    ==============
    $        34.15    $       11.82    $      12.32     $         18.51    $        19.87
    ==============    =============    ============     ===============    ==============
    $  153,782,336    $ 112,254,161    $ 32,652,938     $        10,493    $   92,026,509
    ==============    =============    ============     ===============    ==============
         4,521,093        9,521,607       2,653,554                 567         4,639,271
    ==============    =============    ============     ===============    ==============
    $        34.01    $       11.79    $      12.31     $         18.51    $        19.84
    ==============    =============    ============     ===============    ==============

THE HUDSON RIVER TRUST
STATEMENTS OF OPERATIONS
Year Ended December 31, 1998


                                                                            ALLIANCE
                                                                          INTERMEDIATE
                                                            ALLIANCE       GOVERNMENT
                                                          MONEY MARKET     SECURITIES
                                                            PORTFOLIO       PORTFOLIO
                                                         -------------- ----------------
INVESTMENT INCOME:
 Income* (Note 1):
  Dividends (including $2,547,697 from affiliated
    companies for the Alliance Aggressive
    Stock Portfolio) ...................................  $         --    $         --
  Interest .............................................    42,041,562       8,675,579
                                                          ------------    ------------
    Total income .......................................    42,041,562       8,675,579
                                                          ------------    ------------
 Expenses (Notes 1, 2 and 3):
  Investment advisory fee ..............................     2,658,991         754,880
  Custodian fees .......................................        76,032          47,209
  Distribution fees--Class IB ..........................       547,381          36,926
  Printing and mailing expenses ........................        85,776          18,721
  Professional fees ....................................        16,590           2,078
  SEC registration fees ................................         6,268             970
  Trustees' fees .......................................         8,733           1,937
  Miscellaneous ........................................         9,080           2,642
                                                          ------------    ------------
    Total expenses .....................................     3,408,851         865,363
                                                          ------------    ------------
NET INVESTMENT INCOME (LOSS) ...........................    38,632,711       7,810,216
                                                          ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 (NOTES 1 AND 4):
 Realized Gain (Loss):
  On securities (including $35,519,339 and
    $44,849,765 from affiliated companies for
    the Alliance Common Stock and Alliance
    Aggressive Stock Portfolios, respectively) .........        15,569       3,010,499
  On options written ...................................            --              --
  On foreign currency transactions .....................            --              --
  On futures contracts .................................            --         (12,959)
                                                          ------------    ------------
 Realized gain (loss)--net .............................        15,569       2,997,540
                                                          ------------    ------------
 Change in Unrealized
  Appreciation/Depreciation:
  On securities ........................................       580,153         107,461
  On options written ...................................            --              --
  On foreign currency transactions .....................            --              --
  On futures contracts .................................            --           1,345
                                                          ------------    ------------
 Unrealized appreciation/depreciation--net .............       580,153         108,806
                                                          ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS)--NET ...............       595,722       3,106,346
                                                          ------------    ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS ............................................  $ 39,228,433    $ 10,916,562
                                                          ============    ============



                                                                                                 ALLIANCE
                                                             ALLIANCE          ALLIANCE         GROWTH AND
                                                           QUALITY BOND       HIGH YIELD          INCOME
                                                             PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                         ---------------- ------------------ ----------------
INVESTMENT INCOME:
 Income* (Note 1):
  Dividends (including $2,547,697 from affiliated
    companies for the Alliance Aggressive
    Stock Portfolio) ...................................   $         --     $       84,000    $   7,456,643
  Interest .............................................     15,657,760         63,140,419               --
                                                           ------------     --------------    -------------
    Total income .......................................     15,657,760         63,224,419        7,456,643
                                                           ------------     --------------    -------------
 Expenses (Notes 1, 2 and 3):
  Investment advisory fee ..............................      1,359,652          3,344,586        4,268,249
  Custodian fees .......................................         62,688             82,719           90,371
  Distribution fees--Class IB ..........................             12            361,364          174,743
  Printing and mailing expenses ........................         30,553             68,011           92,740
  Professional fees ....................................          5,008             13,086           18,520
  SEC registration fees ................................            567                726            4,228
  Trustees' fees .......................................          3,134              7,149            9,966
  Miscellaneous ........................................          3,925              6,928           10,524
                                                           ------------     --------------    -------------
    Total expenses .....................................      1,465,539          3,884,569        4,669,341
                                                           ------------     --------------    -------------
NET INVESTMENT INCOME (LOSS) ...........................     14,192,221         59,339,850        2,787,302
                                                           ------------     --------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS)
 (NOTES 1 AND 4):
 Realized Gain (Loss):
  On securities (including $35,519,339 and
    $44,849,765 from affiliated companies for
    the Alliance Common Stock and Alliance
    Aggressive Stock Portfolios, respectively) .........      6,541,551        (25,614,101)      80,187,460
  On options written ...................................             --                 --               --
  On foreign currency transactions .....................         80,060                 --               --
  On futures contracts .................................             --                 --               --
                                                           ------------     --------------    -------------
 Realized gain (loss)--net .............................      6,621,611        (25,614,101)      80,187,460
                                                           ------------     --------------    -------------
 Change in Unrealized
  Appreciation/Depreciation:
  On securities ........................................        986,571        (71,913,643)      69,192,430
  On options written ...................................             --                 --               --
  On foreign currency transactions .....................       (227,036)                --               --
  On futures contracts .................................             --                 --               --
                                                           ------------     --------------    -------------
 Unrealized appreciation/depreciation--net .............        759,535        (71,913,643)      69,192,430
                                                           ------------     --------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS)--NET ...............      7,381,146        (97,527,744)     149,379,890
                                                           ------------     --------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS ............................................   $ 21,573,367     $  (38,187,894)   $ 152,167,192
                                                           ============     ==============    =============

----------
* Net of foreign taxes withheld on dividends of $360, $209,666, $1,167,939, $406,672, $40,153, $391,775 and $543,189 for the Alliance Equity Index,
      Alliance Common Stock, Alliance Global, Alliance International, Alliance Conservative Investors, Alliance Balanced and Alliance Growth Investors Portfolios, respectively, and on interest of $14,125 for the Alliance Quality Bond Portfolio.









See Notes to Financial Statements.

    ALLIANCE          ALLIANCE         ALLIANCE         ALLIANCE
  EQUITY INDEX      COMMON STOCK        GLOBAL       INTERNATIONAL
    PORTFOLIO        PORTFOLIO         PORTFOLIO       PORTFOLIO
---------------- ----------------- ---------------- ---------------


  $ 19,122,386    $   86,203,386     $ 14,752,313    $  3,232,148
     1,370,159        37,378,241        4,127,993         701,461
  ------------    --------------     ------------    ------------
    20,492,545       123,581,627       18,880,306       3,933,609
  ------------    --------------     ------------    ------------
     4,095,868        39,648,849        8,440,656       1,890,781
       161,194           531,065          676,973         304,614
           595         1,190,015           82,139          13,284
       151,860         1,458,485          185,784          29,246
        31,445           313,626           37,967           4,237
         7,155                --            3,564             688
        16,269           151,037           19,227           3,064
        16,871           363,559           19,270           3,409
  ------------    --------------     ------------    ------------
     4,481,257        43,656,636        9,465,580       2,249,323
  ------------    --------------     ------------    ------------
    16,011,288        79,924,991        9,414,726       1,684,286
  ------------    --------------     ------------    ------------





    13,596,678       938,938,753      116,842,536       4,835,896
            --       355,441,915               --              --
         3,951          (801,351)       1,385,818         134,432
       213,923                --               --              --
  ------------    --------------     ------------    ------------
    13,814,552     1,293,579,317      118,228,354       4,970,328
  ------------    --------------     ------------    ------------


   291,861,129     1,745,664,003      130,654,898      16,555,416
            --      (260,942,993)              --              --
       (10,468)              390       (6,120,059)     (1,575,993)
       377,024                --               --              --
  ------------    --------------     ------------    ------------
   292,227,685     1,484,721,400      124,534,839      14,979,423
  ------------    --------------     ------------    ------------
   306,042,237     2,778,300,717      242,763,193      19,949,751
  ------------    --------------     ------------    ------------
  $322,053,525    $2,858,225,708     $252,177,919    $ 21,634,037
  ============    ==============     ============    ============



     ALLIANCE         ALLIANCE        ALLIANCE                        ALLIANCE
    AGGRESSIVE        SMALL CAP     CONSERVATIVE      ALLIANCE         GROWTH
       STOCK           GROWTH         INVESTORS       BALANCED        INVESTORS
     PORTFOLIO        PORTFOLIO       PORTFOLIO      PORTFOLIO        PORTFOLIO
 ---------------- ---------------- -------------- --------------- ----------------


  $   23,762,346   $   1,255,376    $ 1,028,458    $  9,448,238     $ 12,646,223
      12,833,136       1,182,824     14,407,215      53,093,665       35,821,551
  --------------   -------------    -----------    ------------     ------------
      36,595,482       2,438,200     15,435,673      62,541,903       48,467,774
  --------------   -------------    -----------    ------------     ------------
      24,448,459       2,113,891      1,623,816       7,463,502        9,325,669
         194,188         106,894        114,505         338,569          407,934
         280,406         190,087         40,388              12          148,242
         696,284          25,924         47,977         258,776          249,382
         148,245           6,319          8,400          54,261           51,701
              --             731            202              --            4,222
          72,226           2,852          4,719          26,130           25,707
          61,000           3,514          5,159          26,093           25,248
  --------------   -------------    -----------    ------------     ------------
      25,900,808       2,450,212      1,845,166       8,167,343       10,238,105
  --------------   -------------    -----------    ------------     ------------
      10,694,674         (12,012)    13,590,507      54,374,560       38,229,669
  --------------   -------------    -----------    ------------     ------------





      94,437,250     (21,147,657)    18,206,279     150,711,878      149,734,057
              --              --             --              --               --
              --              --       (311,424)     (1,063,146)      (2,223,786)
              --              --             --              --               --
  --------------   -------------    -----------    ------------     ------------
      94,437,250     (21,147,657)    17,894,855     149,648,732      147,510,271
  --------------   -------------    -----------    ------------     ------------


     (90,382,441)     11,287,980     13,904,809     101,161,924      139,796,045
              --              --             --              --               --
              --              --       (134,872)     (1,382,328)      (2,581,489)
              --              --             --              --               --
  --------------   -------------    -----------    ------------     ------------
     (90,382,441)     11,287,980     13,769,937      99,779,596      137,214,556
  --------------   -------------    -----------    ------------     ------------
       4,054,809      (9,859,677)    31,664,792     249,428,328      284,724,827
   -------------   -------------    -----------    ------------     ------------
      14,749,483   $  (9,871,689)   $45,255,299    $303,802,888     $322,954,496
  =============   =============    ===========    ============     ============

THE HUDSON RIVER TRUST
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                             ALLIANCE
                                                                           ALLIANCE                   INTERMEDIATE GOVERNMENT
                                                                    MONEY MARKET PORTFOLIO             SECURITIES PORTFOLIO
                                                             ------------------------------------ -------------------------------
                                                                          YEAR ENDED                        YEAR ENDED
                                                                         DECEMBER 31,                      DECEMBER 31,
                                                                     1998              1997             1998            1997
                                                             ------------------- ---------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income .....................................  $     38,632,711    $   24,630,559   $   7,810,216   $   5,754,750
 Realized gain (loss)--net .................................            15,569            57,662       2,997,540         995,258
 Change in unrealized appreciation/depreciation of
  investments and foreign currency denominated
  assets and liabilities--net ..............................           580,153           (45,650)        108,806         715,736
                                                              ----------------    --------------   -------------   -------------
 Net increase (decrease) in net assets from operations .....        39,228,433        24,642,571      10,916,562       7,465,744
                                                              ----------------    --------------   -------------   -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1):
 Class IA:
  Dividends from net investment income .....................       (27,368,048)      (21,721,933)     (6,948,505)     (5,646,086)
  Distributions from realized gains ........................           (21,660)          (30,365)             --              --
                                                              ----------------    --------------   -------------   -------------
 Total Class IA dividends and distributions ................       (27,389,708)      (21,752,298)     (6,948,505)     (5,646,086)
                                                              ----------------    --------------   -------------   -------------
 Class IB:
  Dividends from net investment income .....................       (11,444,905)       (2,801,881)       (839,019)        (90,108)
  Distributions from realized gains ........................            (9,300)           (7,892)             --              --
                                                              ----------------    --------------   -------------   -------------
 Total Class IB dividends and distributions ................       (11,454,205)       (2,809,773)       (839,019)        (90,108)
                                                              ----------------    --------------   -------------   -------------
 Decrease in net assets from dividends and
  distributions ............................................       (38,843,913)      (24,562,071)     (7,787,524)     (5,736,194)
                                                              ----------------    --------------   -------------   -------------
SHARE TRANSACTIONS (NOTES 1 AND 5):
 Class IA:
  Shares sold ..............................................     1,395,774,350       902,735,892      70,532,629      40,498,885
  Shares issued in reinvestment of dividends and
    distributions ..........................................        27,389,708        21,752,298       6,948,505       5,646,086
  Shares redeemed ..........................................    (1,150,845,557)     (938,706,582)    (42,186,626)    (21,146,992)
                                                              ----------------    --------------   -------------   -------------
 Total Class IA transactions ...............................       272,318,501       (14,218,392)     35,294,508      24,997,979
                                                              ----------------    --------------   -------------   -------------
 Class IB:
  Shares sold ..............................................       412,735,045       158,089,618      26,363,094       5,061,316
  Shares issued in reinvestment of dividends and
    distributions ..........................................        11,454,205         2,809,773         839,019          90,108
  Shares redeemed ..........................................      (160,498,113)      (39,732,243)     (1,510,389)        (97,482)
                                                              ----------------    --------------   -------------   -------------
 Total Class IB transactions ...............................       263,691,137       121,167,148      25,691,724       5,053,942
                                                              ----------------    --------------   -------------   -------------
 Net increase in net assets derived from share
  transactions .............................................       536,009,638       106,948,756      60,986,232      30,051,921
                                                              ----------------    --------------   -------------   -------------
INCREASE IN NET ASSETS .....................................       536,394,158       107,029,256      64,115,270      31,781,471
NET ASSETS, BEGINNING OF PERIOD ............................       573,635,450       466,606,194     120,165,896      88,384,425
                                                              ----------------    --------------   -------------   -------------
NET ASSETS, END OF PERIOD* .................................  $  1,110,029,608    $  573,635,450   $ 184,281,166   $ 120,165,896
                                                              ================    ==============   =============   =============

----------
* Including accumulated undistributed (overdistributed) net investment income of $(30,306) and $149,936 for the Alliance Money Market Portfolio; $41,806 and $17,556 for the Alliance Intermediate Government Securities Portfolio; $397,762 and $321,561 for the Alliance Quality Bond Portfolio; $(123,847) and $29,459 for the Alliance High Yield Portfolio; $181,017 and $(7,871) for the Alliance Growth and Income Portfolio; $533,199 and $(17,221) for the Alliance Equity Index Portfolio, as of December 31, 1998 and December 31, 1997, respectively.


See Notes to Financial Statements.

            ALLIANCE                           ALLIANCE
     QUALITY BOND PORTFOLIO              HIGH YIELD PORTFOLIO
--------------------------------- ----------------------------------
           YEAR ENDED                         YEAR ENDED
          DECEMBER 31,                       DECEMBER 31,
      1998             1997              1998             1997
---------------- ---------------- ----------------- ----------------

 $  14,192,221    $  11,009,665    $    59,339,850   $  29,463,188
     6,621,611        5,117,055        (25,614,101)     19,038,590


       759,535         (291,468)       (71,913,643)      2,081,485
--------------    -------------    ---------------   -------------
    21,573,367       15,835,252        (38,187,894)     50,583,263
--------------    -------------    ---------------   -------------


   (14,217,744)     (11,132,504)       (42,986,540)    (26,828,709)
    (6,441,066)              --         (8,030,526)    (13,814,454)
--------------    -------------    ---------------   -------------
   (20,658,810)     (11,132,504)       (51,017,066)    (40,643,163)
--------------    -------------    ---------------   -------------

          (256)              --        (16,704,168)     (2,657,724)
          (209)              --         (3,915,248)     (2,518,666)
--------------    -------------    ---------------   -------------
          (465)              --        (20,619,416)     (5,176,390)
--------------    -------------    ---------------   -------------

   (20,659,275)     (11,132,504)       (71,636,482)    (45,819,553)
--------------    -------------    ---------------   -------------


   121,204,490       49,175,799        192,696,791     161,350,185

    20,658,810       11,132,504         51,017,066      40,643,163
   (23,592,796)     (16,801,045)      (118,180,171)    (52,652,236)
--------------    -------------    ---------------   -------------
   118,270,504       43,507,258        125,533,686     149,341,112
--------------    -------------    ---------------   -------------

        10,000               --        160,113,817      63,018,257

           465               --         20,619,416       5,176,390
            --               --         (5,903,002)       (534,056)
--------------    -------------    ---------------   -------------
        10,465               --        174,830,231      67,660,591
--------------    -------------    ---------------   -------------

   118,280,969       43,507,258        300,363,917     217,001,703
--------------    -------------    ---------------   -------------
   119,195,061       48,210,006        190,539,541     221,765,413
   203,233,478      155,023,472        421,810,878     200,045,465
--------------    -------------    ---------------   -------------
 $ 322,428,539    $ 203,233,478    $   612,350,419   $ 421,810,878
==============    =============    ===============   =============



             ALLIANCE
         GROWTH AND INCOME                     ALLIANCE
             PORTFOLIO                  EQUITY INDEX PORTFOLIO
  ------------------------------- -----------------------------------
            YEAR ENDED                        YEAR ENDED
           DECEMBER 31,                      DECEMBER 31,
        1998            1997             1998              1997
  --------------- --------------- ------------------ ----------------

   $   2,787,302   $   3,994,742    $   16,011,288    $   9,754,995
      80,187,460      40,626,845        13,814,552        3,560,666


      69,192,430      45,313,202       292,227,685      159,119,452
   -------------   -------------    --------------    -------------
     152,167,192      89,934,789       322,053,525      172,435,113
   -------------   -------------    --------------    -------------


      (2,436,074)     (3,997,147)      (15,462,444)     (10,027,043)
     (70,415,789)    (31,316,552)         (495,835)      (3,323,415)
   -------------   -------------    --------------    -------------
     (72,851,863)    (35,313,699)      (15,958,279)     (13,350,458)
   -------------   -------------    --------------    -------------

        (162,340)        (65,287)           (2,375)            (648)
      (9,420,614)     (1,815,517)             (115)            (392)
   -------------   -------------    --------------    -------------
      (9,582,954)     (1,880,804)           (2,490)          (1,040)
   -------------   -------------    --------------    -------------

     (82,434,817)    (37,194,503)      (15,960,769)     (13,351,498)
   -------------   -------------    --------------    -------------


     251,966,056     251,418,234       593,669,442      450,997,869

      72,851,863      35,313,699        15,958,279       13,350,458
     (65,846,350)    (17,464,089)     (169,374,643)     (66,043,438)
   -------------   -------------    --------------    -------------
     258,971,569     269,267,844       440,253,078      398,304,889
   -------------   -------------    --------------    -------------

      75,779,471      31,791,055           289,964          137,857

       9,582,954       1,880,804             2,490            1,040
      (3,520,202)         (4,484)          (23,916)         (35,558)
   -------------   -------------    --------------    -------------
      81,842,223      33,667,375           268,538          103,339
   -------------   -------------    --------------    -------------

     340,813,792     302,935,219       440,521,616      398,408,228
   -------------   -------------    --------------    -------------
     410,546,167     355,675,505       746,614,372      557,491,843
     587,755,893     232,080,388       943,741,024      386,249,181
   -------------   -------------    --------------    -------------
   $ 998,302,060   $ 587,755,893    $1,690,355,396    $ 943,741,024
   =============   =============    ==============    =============

THE HUDSON RIVER TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)


                                                                           ALLIANCE
                                                                    COMMON STOCK PORTFOLIO
                                                             -------------------------------------
                                                                          YEAR ENDED
                                                                         DECEMBER 31,
                                                                     1998               1997
                                                             ------------------- -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss) ..............................  $     79,924,991    $   55,815,739
 Realized gain (loss)--net .................................     1,293,579,317       983,715,133
 Change in unrealized appreciation/depreciation of
  investments and foreign currency denominated
  assets and liabilities--net ..............................     1,484,721,400     1,046,218,790
                                                              ----------------    --------------
 Net increase (decrease) in net assets from operations .....     2,858,225,708     2,085,749,662
                                                              ----------------    --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1):
 Class IA:
  Dividends from net investment income .....................       (66,892,105)      (43,806,963)
  Distributions from realized gains ........................    (1,453,774,524)     (700,688,717)
                                                              ----------------    --------------
 Total Class IA dividends and distributions ................    (1,520,666,629)     (744,495,680)
                                                              ----------------    --------------
 Class IB:
  Dividends from net investment income .....................        (1,845,494)         (241,911)
  Distributions from realized gains ........................       (96,324,343)      (16,923,582)
                                                              ----------------    --------------
 Total Class IB dividends and distributions ................       (98,169,837)      (17,165,493)
                                                              ----------------    --------------
 Decrease in net assets from dividends and
  distributions ............................................    (1,618,836,466)     (761,661,173)
                                                              ----------------    --------------
SHARE TRANSACTIONS (NOTES 1 AND 5):
 Class IA:
  Shares sold ..............................................     1,061,850,530     1,034,152,489
  Shares issued in reinvestment of dividends and
    distributions ..........................................     1,520,666,629       744,495,680
  Shares redeemed ..........................................    (1,054,408,083)     (394,260,503)
                                                              ----------------    --------------
 Total Class IA transactions ...............................     1,528,109,076     1,384,387,666
                                                              ----------------    --------------
 Class IB:
  Shares sold ..............................................       475,955,734       209,141,659
  Shares issued in reinvestment of dividends and
    distributions ..........................................        98,169,837        17,165,493
  Shares redeemed ..........................................        (6,276,804)         (643,153)
                                                              ----------------    --------------
 Total Class IB transactions ...............................       567,848,767       225,663,999
                                                              ----------------    --------------
 Net increase in net assets derived from share
  transactions .............................................     2,095,957,843     1,610,051,665
                                                              ----------------    --------------
INCREASE (DECREASE) IN NET ASSETS ..........................     3,335,347,085     2,934,140,154
NET ASSETS, BEGINNING OF PERIOD ............................     9,560,773,733     6,626,633,579
                                                              ----------------    --------------
NET ASSETS, END OF PERIOD* .................................  $ 12,896,120,818    $9,560,773,733
                                                              ================    ==============



                                                                           ALLIANCE
                                                                       GLOBAL PORTFOLIO
                                                             -------------------------------------
                                                                          YEAR ENDED
                                                                         DECEMBER 31,
                                                                    1998               1997
                                                             ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss) ..............................   $    9,414,726     $   11,050,762
 Realized gain (loss)--net .................................      118,228,354        101,771,496
 Change in unrealized appreciation/depreciation of
  investments and foreign currency denominated
  assets and liabilities--net ..............................      124,534,839         14,062,715
                                                               --------------     --------------
 Net increase (decrease) in net assets from operations .....      252,177,919        126,884,973
                                                               --------------     --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1):
 Class IA:
  Dividends from net investment income .....................      (15,151,207)       (23,003,562)
  Distributions from realized gains ........................      (86,201,793)       (76,503,591)
                                                               --------------     --------------
 Total Class IA dividends and distributions ................     (101,353,000)       (99,507,153)
                                                               --------------     --------------
 Class IB:
  Dividends from net investment income .....................         (363,521)          (319,694)
  Distributions from realized gains ........................       (2,973,624)        (1,359,092)
                                                               --------------     --------------
 Total Class IB dividends and distributions ................       (3,337,145)        (1,678,786)
                                                               --------------     --------------
 Decrease in net assets from dividends and
  distributions ............................................     (104,690,145)      (101,185,939)
                                                               --------------     --------------
SHARE TRANSACTIONS (NOTES 1 AND 5):
 Class IA:
  Shares sold ..............................................      155,109,252        241,147,160
  Shares issued in reinvestment of dividends and
    distributions ..........................................      101,353,000         99,507,153
  Shares redeemed ..........................................     (244,390,306)      (159,826,842)
                                                               --------------     --------------
 Total Class IA transactions ...............................       12,071,946        180,827,471
                                                               --------------     --------------
 Class IB:
  Shares sold ..............................................       22,632,466         21,767,932
  Shares issued in reinvestment of dividends and
    distributions ..........................................        3,337,145          1,678,786
  Shares redeemed ..........................................       (2,713,553)        (1,917,712)
                                                               --------------     --------------
 Total Class IB transactions ...............................       23,256,058         21,529,006
                                                               --------------     --------------
 Net increase in net assets derived from share
  transactions .............................................       35,328,004        202,356,477
                                                               --------------     --------------
INCREASE (DECREASE) IN NET ASSETS ..........................      182,815,778        228,055,511
NET ASSETS, BEGINNING OF PERIOD ............................    1,225,386,995        997,331,484
                                                               --------------     --------------
NET ASSETS, END OF PERIOD* .................................   $1,408,202,773     $1,225,386,995
                                                               ==============     ==============

----------
 * Including accumulated undistributed (overdistributed) net investment income of $4,587,455 and $8,941,474 for the Alliance Common Stock Portfolio; $(4,115,630) and $451,087 for the Alliance Global Portfolio; $(487,521) and $(1,256,432) for the Alliance International Portfolio; $(148,225) and $(113,631) for the Alliance Aggressive Stock Portfolio; $(2,244) and $(461) for the Alliance Small Cap Growth Portfolio; $(38,513) and $35,314 for the Alliance Conservative Investors Portfolio, as of December 31, 1998 and December 31, 1997, respectively.

**  Commencement of operations.


See Notes to Financial Statements.

             ALLIANCE                              ALLIANCE
      INTERNATIONAL PORTFOLIO             AGGRESSIVE STOCK PORTFOLIO
----------------------------------- ---------------------------------------
            YEAR ENDED                            YEAR ENDED
           DECEMBER 31,                          DECEMBER 31,
       1998              1997               1998                1997
----------------- ----------------- ------------------- -------------------

 $     1,684,286   $     1,609,964   $      10,694,674   $       4,499,773
       4,970,328         8,394,226          94,437,250         523,431,192


      14,979,423       (15,340,188)        (90,382,441)        (75,825,667)
----------------   ---------------   -----------------   -----------------
      21,634,037        (5,335,998)         14,749,483         452,105,298
----------------   ---------------   -----------------   -----------------


      (3,728,549)       (5,505,067)        (19,956,153)         (6,323,032)
         (39,070)       (9,560,102)       (209,908,935)       (381,316,889)
----------------   ---------------   -----------------   -----------------
      (3,767,619)      (15,065,169)       (229,865,088)       (387,639,921)
----------------   ---------------   -----------------   -----------------

        (100,012)          (69,625)           (496,396)             (8,975)
          (1,254)         (161,535)         (6,821,111)         (6,038,166)
----------------   ---------------   -----------------   -----------------
        (101,266)         (231,160)         (7,317,507)         (6,047,141)
----------------   ---------------   -----------------   -----------------

      (3,868,885)      (15,296,329)       (237,182,595)       (393,687,062)
----------------   ---------------   -----------------   -----------------


     451,931,751       204,985,168       1,200,293,864       1,331,662,733

       3,767,619        15,065,169         229,865,088         387,639,921
    (459,041,931)     (161,266,462)     (1,458,834,640)     (1,058,223,800)
----------------   ---------------   -----------------   -----------------
      (3,342,561)       58,783,875         (28,675,688)        661,078,854
----------------   ---------------   -----------------   -----------------

       6,597,093         3,841,704          85,624,198          72,451,903

         101,266           231,160           7,317,507           6,047,141
      (2,708,158)         (234,071)         (4,401,173)           (608,248)
----------------   ---------------   -----------------   -----------------
       3,990,201         3,838,793          88,540,532          77,890,796
----------------   ---------------   -----------------   -----------------

         647,640        62,622,668          59,864,844         738,969,650
----------------   ---------------   -----------------   -----------------
      18,412,792        41,990,341        (162,568,268)        797,387,886
     193,897,176       151,906,835       4,663,257,303       3,865,869,417
----------------   ---------------   -----------------   -----------------
 $   212,309,968   $   193,897,176   $   4,500,689,035   $   4,663,257,303
================   ===============   =================   =================



              ALLIANCE                           ALLIANCE
          SMALL CAP GROWTH                CONSERVATIVE INVESTORS
              PORTFOLIO                          PORTFOLIO
 ----------------------------------- ---------------------------------
     YEAR ENDED      MAY 1, 1997**              YEAR ENDED
    DECEMBER 31,    TO DECEMBER 31,            DECEMBER 31,
        1998              1997             1998             1997
 ----------------- ----------------- ---------------- ----------------

  $       (12,012)   $      16,358    $  13,590,507    $  12,201,104
      (21,147,657)       1,627,719       17,894,855       13,986,324


       11,287,980          743,694       13,769,937       10,167,050
  ---------------    -------------    -------------    -------------
       (9,871,689)       2,387,771       45,255,299       36,354,478
  ---------------    -------------    -------------    -------------


          (16,814)         (16,325)     (12,787,640)     (11,954,796)
               --       (2,163,100)     (18,882,918)      (9,269,071)
  ---------------    -------------    -------------    -------------
          (16,814)      (2,179,425)     (31,670,558)     (21,223,867)
  ---------------    -------------    -------------    -------------

               --             (904)        (702,882)         (74,433)
               --       (1,071,973)      (1,574,187)        (163,419)
  ---------------    -------------    -------------    -------------
               --       (1,072,877)      (2,277,069)        (237,852)
  ---------------    -------------    -------------    -------------

          (16,814)      (3,252,302)     (33,947,627)     (21,461,719)
  ---------------    -------------    -------------    -------------


      625,198,674      154,901,196       44,384,823       34,060,741

           16,814        2,179,425       31,670,558       21,223,868
     (515,462,936)     (62,293,798)     (39,710,758)     (44,876,250)
  ---------------    -------------    -------------    -------------
      109,752,552       94,786,823       36,344,623       10,408,359
  ---------------    -------------    -------------    -------------

       72,962,781       46,064,536       25,242,172        5,707,042

               --        1,072,877        2,277,069          237,851
       (3,211,937)         (60,253)        (618,411)        (107,498)
  ---------------    -------------    -------------    -------------
       69,750,844       47,077,160       26,900,830        5,837,395
  ---------------    -------------    -------------    -------------

      179,503,396      141,863,983       63,245,453       16,245,754
  ---------------    -------------    -------------    -------------
      169,614,893      140,999,452       74,553,125       31,138,513
      140,999,452               --      313,540,914      282,402,401
  ---------------    -------------    -------------    -------------
  $   310,614,345    $ 140,999,452    $ 388,094,039    $ 313,540,914
  ===============    =============    =============    =============

THE HUDSON RIVER TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Concluded)


                                                                    ALLIANCE                              ALLIANCE
                                                               BALANCED PORTFOLIO                GROWTH INVESTORS PORTFOLIO
                                                      ------------------------------------- -------------------------------------
                                                                   YEAR ENDED                            YEAR ENDED
                                                                  DECEMBER 31,                          DECEMBER 31,
                                                             1998               1997               1998               1997
                                                      ------------------ ------------------ ------------------ ------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income ..............................   $   54,374,560     $   55,060,063     $   38,229,669     $   32,794,295
 Realized gain--net .................................      149,648,732        113,021,038        147,510,271        121,986,091
 Change in unrealized appreciation/depreciation of
  investments and foreign currency denominated
  assets and liabilities--net .......................       99,779,596         65,873,768        137,214,556         78,749,885
                                                        --------------     --------------     --------------     --------------
 Net increase in net assets from operations .........      303,802,888        233,954,869        322,954,496        233,530,271
                                                        --------------     --------------     --------------     --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1):
 Class IA:
  Dividends from net investment income ..............      (48,802,014)       (54,844,131)       (36,481,422)       (37,426,355)
  Distributions from realized gains .................     (161,293,799)       (84,244,038)      (156,501,489)       (84,649,354)
                                                        --------------     --------------     --------------     --------------
 Total Class IA dividends and distributions .........     (210,095,813)      (139,088,169)      (192,982,911)      (122,075,709)
                                                        --------------     --------------     --------------     --------------
 Class IB:
  Dividends from net investment income ..............             (106)                --         (1,186,181)          (527,651)
  Distributions from realized gains .................             (872)                --         (7,045,472)        (1,840,006)
                                                        --------------     --------------     --------------     --------------
 Total Class IB dividends and distributions .........             (978)                --         (8,231,653)        (2,367,657)
                                                        --------------     --------------     --------------     --------------
 Decrease in net assets from dividends and
  distributions .....................................     (210,096,791)      (139,088,169)      (201,214,564)      (124,443,366)
                                                        --------------     --------------     --------------     --------------
SHARE TRANSACTIONS (NOTES 1 AND 5):
 Class IA:
  Shares sold .......................................       90,787,180         64,626,322        120,550,111        177,931,189
  Shares issued in reinvestment of dividends and
    distributions ...................................      210,095,813        139,088,169        192,982,911        122,075,709
  Shares redeemed ...................................     (182,248,936)      (212,348,166)       (99,572,371)       (80,173,883)
                                                        --------------     --------------     --------------     --------------
 Total Class IA transactions ........................      118,634,057         (8,633,675)       213,960,651        219,833,015
                                                        --------------     --------------     --------------     --------------
 Class IB:
  Shares sold .......................................           10,000                 --         50,028,647         34,376,432
  Shares issued in reinvestment of dividends and
    distributions ...................................              978                 --          8,231,653          2,367,657
  Shares redeemed ...................................               --                 --         (4,979,079)        (1,660,277)
                                                        --------------     --------------     --------------     --------------
 Total Class IB transactions ........................           10,978                 --         53,281,221         35,083,812
                                                        --------------     --------------     --------------     --------------
 Net increase (decrease) in net assets derived from
  share transactions ................................      118,645,035         (8,633,675)       267,241,872        254,916,827
                                                        --------------     --------------     --------------     --------------
INCREASE IN NET ASSETS ..............................      212,351,132         86,233,025        388,981,804        364,003,732
NET ASSETS, BEGINNING OF PERIOD .....................    1,724,088,529      1,637,855,504      1,666,118,715      1,302,114,983
                                                        --------------     --------------     --------------     --------------
NET ASSETS, END OF PERIOD* ..........................   $1,936,439,661     $1,724,088,529     $2,055,100,519     $1,666,118,715
                                                        ==============     ==============     ==============     ==============

----------
* Including accumulated undistributed (overdistributed) net investment income of $4,480,474 and $84,008 for the Alliance Balanced Portfolio; $(1,007,460) and $(1,463,848) for the Alliance Growth Investors Portfolio, as of December 31, 1998 and December 31, 1997, respectively.


See Notes to Financial Statements.

THE HUDSON RIVER TRUST
ALLIANCE MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998


------------------------------------------------------------------------------------------------

                                                                                      EFFECTIVE
                                                      PRINCIPAL          VALUE         ANNUAL
                                                       AMOUNT          (NOTE 1)        YIELD*
                                                   --------------   --------------   ----------
SHORT-TERM DEBT SECURITIES:
BANK NOTES
Abbey National Treasury Services
 Due 01/20/99 ..................................    $29,400,000      $29,406,356         5.79%
First Union Bank
 Due 04/01/99 ..................................     35,000,000       35,027,541         5.19
                                                                     -----------
  TOTAL BANK NOTES (5.8%) ......................                      64,433,897
                                                                     -----------
BANKERS' ACCEPTANCES
First National Bank Chicago
 Due 06/07/99 ..................................     12,000,000       11,732,053         4.92
Wachovia Bank and Trust Co. NA
 Due 03/01/99 ..................................     25,000,000       25,012,313         5.17
                                                                     -----------
  TOTAL BANKERS' ACCEPTANCES (3.3%) ............                      36,744,366
                                                                     -----------
CERTIFICATES OF DEPOSIT
FCC National Bank
  Due 03/17/99 .................................     20,000,000       20,013,962         5.21
Rabobank Nederland N.V.:
 Due 02/02/99 ..................................     14,000,000       14,005,127         5.77
 Due 04/27/99 ..................................      3,500,000        3,507,967         5.82
Royal Bank of Canada, New York
 Due 02/24/99 ..................................      9,000,000        9,005,611         5.77
Swiss Bank Corp.
 Due 03/24/99 ..................................     25,000,000       25,032,335         5.69
                                                                     -----------
  TOTAL CERTIFICATES OF DEPOSIT (6.5%) .........                      71,565,002
                                                                     -----------
COMMERCIAL PAPER
Allianz of America Financial, Inc.
 Due 02/23/99+ .................................     35,000,000       34,755,241         5.16
American General Corp.
 Due 03/15/99 ..................................     25,000,000       24,760,215         5.19
Associates Corp. of North America
 Due 03/29/99 ..................................     35,000,000       34,599,919         5.09
Bank of America
 Due 04/15/99 ..................................     35,000,000       34,522,754         5.12
Banque Caisse
 Due 06/07/99 ..................................     35,000,000       34,279,543         4.98
Cargill Finance Corp.
 Due 03/05/99 ..................................      2,343,000        2,323,606         5.09
CC (USA) Corp.
 Due 02/26/99 ..................................     25,000,000       24,815,278         5.11
Ford Motor Credit Co.
 Due 06/10/99 ..................................     35,000,000       34,265,777         4.96
General Electric Capital Corp.
 Due 04/30/99 ..................................     15,000,000       14,765,966         5.14
General Motors Acceptance Corp.
 Due 02/16/99 ..................................     25,000,000       24,848,263         5.27
Koch Industries
 Due 01/04/99+ .................................     50,000,000       49,979,414         5.05
Morgan Stanley Group, Inc.
 Due 03/24/99 ..................................     35,000,000       34,622,914         5.26
Motorola, Inc.
 Due 03/19/99 ..................................     33,700,000       33,359,057         5.10
National City Corp.
 Due 05/10/99 ..................................     25,500,000       25,068,708         5.04
National Rural Utilities Finance Corp.
 Due 03/17/99 ..................................     13,000,000       12,871,895         5.08
Prudential Funding Corp.
 Due 02/18/99 ..................................     25,000,000       24,841,665         5.27

THE HUDSON RIVER TRUST
ALLIANCE MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1998


--------------------------------------------------------------------------------------------------------

                                                                                               EFFECTIVE
                                                             PRINCIPAL           VALUE          ANNUAL
                                                              AMOUNT           (NOTE 1)         YIELD*
                                                          --------------   ----------------   ----------
Republic National Bank, New York
 Due 03/15/99 .........................................    $35,000,000      $   34,664,300        5.10%
Southwestern Bell Corp.
 Due 01/21/99 .........................................     20,000,000          19,947,000        5.70
Suntrust Bank
 Due 01/29/99 .........................................     20,000,000          19,925,800        5.54
Wells Fargo Bank
 Due 03/15/99 .........................................     33,000,000          32,679,468        5.15
                                                                            --------------
  TOTAL COMMERCIAL PAPER (49.7%) ......................                        551,896,783
                                                                            --------------
TIME DEPOSIT (1.5%)
Canadian Imperial Bank
 Due 01/04/99 .........................................     16,700,000          16,700,693        5.25
                                                                            --------------
U.S. GOVERNMENT AGENCIES
Federal Farm Credit Bank
 Due 03/01/99 .........................................     35,000,000          35,030,820        4.90
Federal Home Loan Mortgage Corp.
 Due 02/26/99 .........................................     35,000,000          34,763,166        5.04
Federal National Mortgage Association
 Due 03/03/99 .........................................     35,000,000          34,740,241        5.05
                                                                            --------------
  TOTAL U.S. GOVERNMENT AGENCIES (9.4%) ...............                        104,534,227
                                                                            --------------
VARIABLE RATE SECURITIES
Asset Backed Capital Financial
 Due 07/22/99(a)+ .....................................     25,000,000          25,006,520        5.69
Credit Suisse First Boston
 Due 04/14/99(a)+ .....................................     30,000,000          30,003,339        5.44
Federal Home Loan Bank
 Due 08/12/99(a) ......................................     25,000,000          25,001,883        5.33
General Electric Capital Corp., Series 1
 Due 06/04/99(a) ......................................     25,000,000          25,000,860        5.55
Royal Bank of Canada, New York
 Due 08/25/99(a) ......................................     20,000,000          20,001,762        5.26
Sigma Finance
 Due 08/23/99(a)+ .....................................     25,000,000          25,002,295        5.20
SMM Trust, Series 1998-B
 Due 03/05/99(a)+ .....................................     15,000,000          15,000,846        5.62
Student Loan Marketing Association
 Due 11/09/99(a) ......................................     35,000,000          35,003,808        5.44
Wachovia Bank and Trust Co. NA
 Due 02/19/99(a) ......................................     20,000,000          20,003,672        5.49
                                                                            --------------
  TOTAL VARIABLE RATE SECURITIES (19.8%) ..............                        220,024,985
                                                                            --------------
TOTAL INVESTMENTS IN SHORT-TERM DEBT SECURITIES (96.0%)
 (Amortized Cost $1,065,207,929).......................                      1,065,899,953
OTHER ASSETS
 LESS LIABILITIES (4.0%) ..............................                         44,129,655
                                                                            --------------
NET ASSETS (100.0%) ...................................                     $1,110,029,608
                                                                            ==============

----------
*     Based on market values at the close of business on December 31, 1998.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1998, these securities amounted to $179,747,655 or 16.2% of net assets.
(a) Coupon will fluctuate based upon an interest rate index. Stated due date reflects final maturity of security.




                      See Notes to Financial Statements.

THE HUDSON RIVER TRUST
ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998




                                           PRINCIPAL            VALUE
                                             AMOUNT           (NOTE 1)
                                      ------------------- ----------------
LONG-TERM DEBT SECURITIES:
COLLATERALIZED MORTGAGE OBLIGATIONS (1.8%)
Allied Capital Commercial
  Mortgage Trust
 6.31%, 09/25/03 ..................       $ 3,295,480     $  3,306,289
                                                          ------------
MORTGAGE RELATED (47.8%)
Amresco Residential Securities
  Mortgage Loan Trust
 5.94%, 03/25/15 ..................         4,500,000        4,443,750
Countrywide Home Equity Loan
  Trust
 5.94%, 10/15/24 ..................         2,909,095        2,858,186
Federal Farm Credit Bank
 6.29%, 08/25/04 ..................         4,700,000        4,935,752
Federal Home Loan Bank
 5.77%, 02/03/04 ..................         6,430,000        6,574,675
Federal Home Loan Mortgage
  Corp. GOLD
 9.5%, 01/01/20 ...................             4,799            5,111
Federal National Mortgage
  Association:
 7.0%, 12/01/07 ...................           481,358          491,587
 7.0%, 08/01/10 ...................           608,157          621,080
 7.0%, 10/01/10 ...................           452,382          461,995
 7.0%, 12/01/10 ...................           433,401          442,610
 7.0%, 01/01/11 ...................           557,138          568,978
 7.0%, 04/01/11 ...................           478,522          488,691
 7.0%, 05/01/11 ...................           459,080          468,835
 7.0%, 06/01/11 ...................           611,489          624,483
 7.0%, 07/01/11 ...................           588,025          600,521
 7.0%, 10/01/11 ...................         1,062,324        1,084,898
 7.0%, 05/01/12 ...................         1,078,657        1,101,578
 7.0%, 06/01/12 ...................         1,066,769        1,089,437
 7.0%, 07/01/12 ...................           397,660          406,110
 7.0%, 08/01/12 ...................           485,234          495,546
 7.0%, 09/01/12 ...................           805,075          822,183
 7.0%, 10/01/12 ...................         2,132,470        2,177,786
 7.0%, 11/01/12 ...................         4,606,692        4,704,584
 7.0%, 12/01/12 ...................           605,771          618,643
 6.5%, 01/01/13 ...................         4,160,448        4,216,356
 7.0%, 01/01/13 ...................           537,136          548,550
 6.5%, 02/01/13 ...................         1,421,969        1,441,078
 6.5%, 03/01/13 ...................         1,397,968        1,416,754
 7.0%, 05/01/13 ...................           417,684          426,559
 6.5%, 06/01/13 ...................         6,385,306        6,471,111
 6.5%, 07/01/13 ...................         1,512,861        1,533,191
 6.5%, 11/01/13 ...................         3,240,476        3,284,022
30 Year TBA GOLD
 6.5%, 12/01/28 ...................        14,000,000       14,105,126


                                           PRINCIPAL            VALUE
                                             AMOUNT           (NOTE 1)
                                      ------------------- ----------------
Green Tree Home Improvement
  Loan Trust
 6.25%, 08/15/29 ..................       $ 5,000,000     $  5,034,400
Morgan Stanley Capital I, Series
  1998-XL2, Class A2
 6.17%, 10/03/08 ..................         4,000,000        4,047,520
Nomura Depositor Trust
 5.936%, 01/15/03 .................         3,249,674        3,166,904
Prudential Home Mortgage
  Securities:
 7.5%, 07/25/23 ...................         6,095,750        6,202,387
 8.15%, 01/25/24 ..................           171,598          172,135
                                                          ------------
                                                            88,153,112
                                                          ------------
U.S. GOVERNMENT & AGENCIES (65.8%)
Tennessee Valley Authority
 6.5%, 08/20/01 ...................         5,400,000        5,589,864
U.S. Treasury:
 5.125% Note, 08/31/00 ............        31,000,000       31,242,203
 5.75% Note, 10/31/00 .............        11,000,000       11,209,693
 4.625% Note, 11/30/00 ............         4,900,000        4,903,062
 6.125% Note, 12/31/01 ............        24,300,000       25,279,606
 5.75% Note, 08/15/03 .............        12,000,000       12,525,000
 4.25% Note, 11/15/03 .............         7,000,000        6,908,125
 11.875% Bond, 11/15/03 ...........         6,300,000        8,219,534
 6.625% Note, 05/15/07 ............         9,000,000       10,122,192
 4.75% Note, 11/15/08 .............         5,100,000        5,139,846
                                                          ------------
                                                           121,139,125
                                                          ------------
TOTAL LONG-TERM DEBT SECURITIES (115.4%)
 (Amortized Cost $211,154,160).                             212,598,526
                                                           ------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES
Federal Home Loan Bank
  4.77%, due 01/20/99 .............        10,000,000        9,973,083
Federal Home Loan Mortgage
  Corp.
  4.7%, due 01/04/99 ..............         3,300,000        3,298,708
                                                          ------------
TOTAL U.S. GOVERNMENT AGENCIES (7.2%)                        13,271,791
                                                           ------------
TOTAL SHORT-TERM DEBT SECURITIES (7.2%)
 (Amortized Cost $13,271,791)......                         13,271,791
                                                          ------------
TOTAL INVESTMENTS (122.6%)
 (Amortized Cost $224,425,951).....                        225,870,317
OTHER ASSETS
  LESS LIABILITIES* (--22.6%) .....                        (41,589,151)
                                                          ------------
NET ASSETS (100.0%) ...............                       $184,281,166
                                                          ============

----------

 Financial Futures Contracts outstanding at December 31,
 1998:                                                                                                            UNREALIZED
                                              EXPIRATION        NUMBER          ORIGINAL         VALUE AT        APPRECIATION
DESCRIPTION                                      DATE        OF CONTRACTS         VALUE          12/31/98       (DEPRECIATION)
------------------------------------------   ------------   --------------   --------------   --------------   ---------------
Long 2-Year U.S. Treasury Note ...........      3/99             78             $16,549,406      $16,498,219        $ (51,187)
Short 10-Year U.S. Treasury Note .........      3/99             41               4,937,938        4,885,406           52,532
                                                                                                                    ---------
                                                                                                                    $   1,345
                                                                                                                    =========

----------
*     Includes $33,447 cash held as collateral on financial futures contracts.


                       See Notes to Financial Statements.

THE HUDSON RIVER TRUST
ALLIANCE QUALITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998




                                        PRINCIPAL        VALUE
                                          AMOUNT        (NOTE 1)
                                      ------------- ---------------
LONG-TERM DEBT SECURITIES:
BASIC MATERIALS (0.3%)
CHEMICALS
Reliance Industries Ltd.
 10.375%, 06/24/16+ ................   $ 1,100,000     $    884,840
                                                       ------------
CONSUMER NONCYCLICALS
MEDIA & CABLE
Time Warner Entertainment Co.
 8.375%, 03/15/23 ..................     5,700,000        6,919,686
Turner Broadcasting System, Inc.
 8.375%, 07/01/13 ..................     2,450,000        2,928,436
                                                       ------------
 TOTAL CONSUMER NONCYCLICALS (3.1%)                       9,848,122
                                                       ------------
CREDIT SENSITIVE
BANKS (1.4%)
Chase Manhattan Corp.
 6.375%, 04/01/08 ..................     4,500,000        4,668,300
                                                       ------------
FINANCIAL SERVICES (8.9%)
Associates Corp. of North America
 5.75%, 11/01/03 ...................     5,500,000        5,549,335
General Motors Acceptance Corp.
 6.375%, 12/01/01 ..................    13,000,000       13,317,200
Prudential Insurance Co.
 8.3%, 07/01/25 ....................     8,000,000        9,714,600
                                                       ------------
                                                         28,581,135
                                                       ------------
UTILITY--ELECTRIC (1.9%)
Dominion Resources Capital
  Trust I
 7.83%, 12/01/27 ...................     5,925,000        6,210,881
                                                       ------------
 TOTAL CREDIT SENSITIVE (12.2%)                          39,460,316
                                                       ------------
ENERGY (2.5%)
COAL & GAS PIPELINES
Williams Companies, Inc.
 6.125%, 02/01/01 ..................     8,055,000        8,065,794
                                                       ------------
U.S. GOVERNMENT AGENCIES
MORTGAGE RELATED
Federal Home Loan Mortgage
  Corp.:
 7.0%, 09/01/11 ....................     5,315,128        5,431,396
 7.5%, 04/01/28 ....................     3,928,833        4,033,195
Federal National Mortgage
  Association:
 5.25%, 01/15/03 ...................    17,790,000       17,912,217
 6.5%, 06/01/11 ....................     9,410,648        9,537,109
 6.5%, 09/01/11 ....................     1,545,779        1,566,552
 7.0%, 02/01/13 ....................     4,173,433        4,264,727
 6.5%, 05/01/13 ....................     4,691,984        4,755,035


                                        PRINCIPAL        VALUE
                                          AMOUNT        (NOTE 1)
                                      ------------- ---------------
 7.0%, 05/01/26 ....................   $ 1,541,579     $  1,571,447
 7.0%, 01/01/28 ....................     2,422,433        2,469,368
 6.5%, 03/01/28 ....................     1,320,513        1,327,940
 6.5%, 09/01/28 ....................     1,985,896        1,997,067
 6.5%, 10/01/28 ....................       992,217          997,798
 6.5%, 12/01/28 ....................     5,527,500        5,558,592
 8.0% 30 Year TBA, 12/01/28 ........     6,300,000        6,523,146
Government National Mortgage
  Association:
 7.0%, 11/15/26 ....................     9,297,570        9,509,647
 7.0%, 07/15/27 ....................     2,649,152        2,709,580
 7.0%, 02/15/28 ....................     8,206,492        8,393,681
 6.5%, 03/15/28 ....................     3,539,241        3,573,536
 6.5%, 04/15/28 ....................     2,774,749        2,801,636
 6.5%, 05/15/28 ....................       369,392          372,972
 7.0%, 12/15/28 ....................    15,075,000       15,418,861
                                                       ------------
 TOTAL U.S. GOVERNMENT AGENCIES (34.3%)
                                                       110,725,502
                                                       ------------
U.S. GOVERNMENT
U.S. Treasury:
 6.5% Note, 08/31/01 ...............    20,600,000      21,533,448
 6.5% Note, 05/31/02 ...............    38,000,000      40,125,644
 5.75% Note, 08/15/03 ..............    30,500,000      31,834,375
 4.25% Note, 11/15/03 ..............     5,125,000       5,057,734
 6.875% Note, 05/15/06 .............     1,000,000       1,130,313
 5.625% Note, 05/15/08 .............    16,325,000      17,416,735
 6.125% Bond, 11/15/27 .............    14,300,000      16,016,000
 5.25% Bond, 11/15/28 ..............    10,200,000      10,455,000
                                                       ------------
 TOTAL U.S. GOVERNMENT (44.5%)
                                                       143,569,249
                                                       ------------
TOTAL LONG-TERM DEBT SECURITIES (96.9%)
 (Amortized Cost $309,661,067)......                   312,553,823
                                                       ------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (3.9%)
Federal Home Loan
  Mortgage Corp.
 4.7%, due 01/04/99 ................    12,500,000      12,495,104
                                                       ------------
TOTAL SHORT-TERM DEBT SECURITIES (3.9%)
 (Amortized Cost $12,495,104).......                    12,495,104
                                                       ------------
TOTAL INVESTMENTS (100.8%)
 (Amortized Cost $322,156,171)......                   325,048,927
OTHER ASSETS
  LESS LIABILITIES (-0.8%) .........                    (2,620,388)
                                                       ------------
NET ASSETS (100.0%) ................                  $322,428,539
                                                      =============

----------
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1998, these securities amounted to $884,840 or 0.3% of net assets.






                       See Notes to Financial Statements.

THE HUDSON RIVER TRUST
ALLIANCE HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998




                                                  NUMBER                 VALUE
                                                 OF SHARES              (NOTE 1)
                                           --------------------   -------------------
COMMON STOCKS AND
  OTHER INVESTMENTS:
BUSINESS SERVICES
PRINTING, PUBLISHING &
  BROADCASTING (0.0%)
Pegasus Communications Corp.
  (Class A)* ...........................         3,384            $     84,811
                                                                  ------------
TRUCKING, SHIPPING (0.0%)
Millenium SeaCarriers, Inc.--
  Warrants (expire 07/15/05)* ..........         6,000                       0
                                                                  ------------
  TOTAL BUSINESS SERVICES (0.0%)                                        84,811
                                                                  ------------
CAPITAL GOODS (0.0%)
BUILDING & CONSTRUCTION
Capital Pacific Holdings,
  Inc.--Warrants
  (expire 05/01/02)* ...................        11,850                   8,887
                                                                  ------------
CONSUMER CYCLICALS
LEISURE RELATED (0.0%)
Discovery Zone--Warrants
  (expire 08/01/07)*+ ..................         3,500                       4
                                                                  ------------
RETAIL--GENERAL (0.0%)
FTD Corp.*+ ............................        37,500                  18,750
V2 Music Holdings--Warrants
  (expire 04/15/08)* ...................         8,000                       0
                                                                  ------------
                                                                        18,750
                                                                  ------------
  TOTAL CONSUMER CYCLICALS (0.0%)                                       18,754
                                                                  ------------
CONSUMER NONCYCLICALS
HOSPITAL SUPPLIES & SERVICES (0.0%)
Wright Medical Technology, Inc.--
  Warrants (expire 06/30/03)* ..........           618                       6
                                                                  ------------
SOAPS & TOILETRIES (0.0%)
Renaissance Cosmetics, Inc.--
  Warrants (expire 08/15/01)* ..........         2,000                       2
                                                                  ------------
  TOTAL CONSUMER NONCYCLICALS (0.0%)                                         8
                                                                  ------------
TECHNOLOGY
ELECTRONICS (0.0%)
Interactive Systems Corp.--
  Warrants (expire 08/01/03)* ..........         1,500                     187
                                                                  ------------
TELECOMMUNICATIONS (0.1%)
American Mobile Satellite
  Corp.--Warrants
  (expire 04/01/08)* ...................         6,900                  26,772
DTI Holdings, Inc.--Warrants
  (expire 03/01/08)* ...................        50,000                       0
Firstworld Communications--
  Warrants (expire 04/15/08)* ..........         7,000                       0
Knology Holdings, Inc.--
  Warrants (expire 10/15/07)* ..........        15,000                  37,500
Long Distance International,
  Inc.--Warrants
  (expire 04/13/08)* ...................         5,000                       0
Optel, Inc.* ...........................        10,000                 350,000
Orion Network Systems, Inc.--
  Warrants (expire 01/15/07)* ..........         4,000                  44,000
PathNet, Inc.--Warrants
  (expire 04/15/08)* ...................         5,000                       0
Primus Telecommunications--
  Warrants (expire 08/01/04)* ..........         6,500                  81,250


                                                  NUMBER                 VALUE
                                                 OF SHARES              (NOTE 1)
                                           --------------------   -------------------
Splitrock Services, Inc.--
  Warrants (expire 07/15/08)* ..........         8,000            $          0
Versatel Telecommunications--
  Warrants (expire 05/15/08)* ..........         5,800                       0
21st Century Telecom Group--
  Warrants (expire 02/15/10)* ..........         4,000                       0
                                                                  ------------
                                                                       539,522
                                                                  ------------
  TOTAL TECHNOLOGY (0.1%) ..............                               539,709
                                                                  ------------
TOTAL COMMON STOCKS AND
  OTHER INVESTMENTS (0.1%)
  (Cost $118,420).......................                               652,169
                                                                  ------------
PREFERRED STOCKS:
CONSUMER NONCYCLICALS (0.3%)
HOSPITAL SUPPLIES & SERVICES
HH Acquisition Corp.
  13.5% ................................         2,000               1,739,783
                                                                  ------------
TECHNOLOGY (0.4%)
TELECOMMUNICATIONS
21st Century Telecom Group
  13.75%* (b) ..........................         4,327               2,812,641
                                                                  ------------
TOTAL PREFERRED STOCKS (0.7%)
  (Cost $5,999,750).....................                             4,552,424
                                                                  ------------
                                                PRINCIPAL
                                                  AMOUNT
                                                ----------
LONG-TERM DEBT SECURITIES:
BASIC MATERIALS
CHEMICALS (3.3%)
Aqua Chemicals, Inc.
  11.25%, 07/01/08+ ....................       $6,500,000            6,240,000
Brunner Mond Group PLC
  11.0%, 07/15/08+ .....................       10,000,000            9,200,000
Geo Specialty Chemicals
  10.125%, 08/01/08+ ...................        5,000,000            4,800,000
                                                                  ------------
                                                                    20,240,000
                                                                  ------------
METALS & MINING (2.3%)
Golden Northwest Aluminum
  12.0%, 12/15/06+ .....................        6,000,000            6,030,000
Murrin Murrin Holdings
  9.375%, 08/31/07 .....................        2,500,000            2,200,000
P&L Coal Holdings Corp.
  (Series B)
  9.625%, 05/15/08 .....................        6,100,000            6,161,000
                                                                  ------------
                                                                    14,391,000
                                                                  ------------
PAPER (2.0%)
Doman Industries Ltd.
  8.75%, 03/15/04 ......................        4,300,000            3,397,000
Pen Tab Industries, Inc.
  (Series B)
  10.875%, 02/01/07 ....................        3,500,000            3,097,500
Stone Container Corp.
  9.875%, 02/01/01 .....................        5,500,000            5,568,750
                                                                  ------------
                                                                    12,063,250
                                                                  ------------
  TOTAL BASIC MATERIALS (7.6%) .........                            46,694,250
                                                                  ------------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (0.2%)
ATC Group Services, Inc.
  12.0%, 01/15/08 ......................        5,500,000              990,000
                                                                  ------------

THE HUDSON RIVER TRUST
ALLIANCE HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                              PRINCIPAL               VALUE
                                               AMOUNT                (NOTE 1)
                                       ----------------------   -----------------
PRINTING, PUBLISHING &
  BROADCASTING (3.0%)
Cellco Finance N.V.
  15.0%, 08/01/05+ .................         $ 4,500,000        $3,870,000
Filtronic Comtek PLC
  10.0%, 12/01/05 ..................           5,000,000         5,012,500
GOSS Graphic Systems, Inc.
  12.0%, 10/15/06 ..................           4,650,000         2,464,500
Radio One, Inc. (Series B)
  7.0%, 05/15/04 (c) ...............           5,000,000         5,000,000
Supercanal Holding SA
  10.125%, 05/15/02+ ...............           1,738,812         1,738,812
                                                                ----------
                                                                18,085,812
                                                                ----------
PROFESSIONAL SERVICES (1.7%)
Employee Solutions, Inc.
  (Series B)
  10.0%, 10/15/04 ..................           3,250,000         2,437,500
Primark Corp.
  9.25%, 12/15/08 ..................           4,000,000         4,020,000
T/SF Communications Corp.
  Series B
  10.375%, 11/01/07 ................           4,000,000         4,030,000
                                                                ----------
                                                                10,487,500
                                                                ----------
TRUCKING, SHIPPING (2.8%)
Millenium SeaCarriers, Inc.
  12.0%, 07/15/05(d)+ ..............           6,000,000         4,950,000
MTL, Inc.
  10.0%, 06/15/06+ .................           3,500,000         3,395,000
Navigator Gas Transport PLC
  10.5%, 06/30/07+ .................           2,000,000         1,850,000
Stena Line AB
  10.625%, 06/01/08 ................           8,000,000         7,200,000
                                                                ----------
                                                                17,395,000
                                                                ----------
  TOTAL BUSINESS SERVICES (7.7%)                                46,958,312
                                                                ----------
CAPITAL GOODS
BUILDING & CONSTRUCTION (0.7%)
MMI Products, Inc. (Series B)
  11.25%, 04/15/07 .................           4,000,000         4,320,000
                                                                ----------
ELECTRICAL EQUIPMENT (1.5%)
Elgar Holdings, Inc.
  9.875%, 02/01/08 .................           2,250,000         2,002,500
Trench Elec & Trench, Inc.
  10.25%, 12/15/07 .................           4,000,000         3,760,000
Wesco International, Inc.
  (Series B)
  Zero Coupon, 06/01/08 (a) ........           5,000,000         3,062,500
                                                                ----------
                                                                 8,825,000
                                                                ----------
MACHINERY (2.7%)
Generac Portable Products
  11.25%, 07/01/06+ ................           7,000,000         7,000,000
Penhall Acquisition Corp.
  12.0%, 08/01/06+ .................           5,000,000         4,700,000
Tokheim Corp.
  12.5%, 10/01/05 ..................           5,000,000         5,000,000
                                                                ----------
                                                                16,700,000
                                                                ----------
  TOTAL CAPITAL GOODS (4.9%) .......                            29,845,000
                                                                ----------


                                              PRINCIPAL               VALUE
                                               AMOUNT                (NOTE 1)
                                       ----------------------   -----------------
CONSUMER CYCLICALS
AIRLINES (2.1%)
Aircraft Service International
  Group
  11.0%, 08/15/05+ .................         $ 4,000,000        $3,960,000
Amtran, Inc.
  9.625%, 12/15/05 .................           3,500,000         3,500,000
Canadian Airlines Corp.
  12.25%, 08/01/06 .................           3,500,000         2,380,000
Trans World Airlines
  11.375%, 03/01/06+ ...............           5,000,000         3,150,000
                                                                ----------
                                                                12,990,000
                                                                ----------
APPAREL, TEXTILE (1.3%)
AAI.Fostergrant, Inc. (Series B)
  10.75%, 07/15/06 .................           6,000,000         5,220,000
NTEX, Inc.
  11.5%, 06/01/06 ..................           3,000,000         2,820,000
                                                                ----------
                                                                 8,040,000
                                                                ----------
AUTOS & TRUCKS (1.0%)
Sonic Automotive, Inc. (Series B)
  11.0%, 08/01/08 ..................           6,250,000         6,000,000
                                                                ----------
FOOD SERVICES, LODGING (2.6%)
HMH Properties, Inc. (Series C)
  8.45%, 12/01/08 ..................           1,000,000         1,000,000
NE Restaurant Co. Ltd.
  10.75%, 07/15/08 .................           9,000,000         9,045,000
Romacorp, Inc.
  12.0%, 07/01/06+ .................           6,000,000         5,970,000
                                                                ----------
                                                                16,015,000
                                                                ----------
HOUSEHOLD FURNITURE,
  APPLIANCES (2.8%)
Home Interiors & Gifts, Inc.
  10.125%, 06/01/08+ ...............          10,000,000         9,900,000
Salton/Maxim Housewares
  10.75%, 12/15/05+ ................           3,000,000         3,018,750
Sealy Mattress Co. (Series B)
  9.875%, 12/15/07+ ................           2,750,000         2,612,500
Spin Cycle, Inc.
  Zero Coupon, 05/01/05 (a) (d).....           4,000,000         1,840,000
                                                                ----------
                                                                17,371,250
                                                                ----------
LEISURE RELATED (3.7%)
Discovery Zone
  13.5%, 08/01/02 ..................           3,500,000           700,000
Harrahs Operating Co., Inc.
  7.875%, 12/05/05 .................          10,000,000        10,000,000
Hedstrom Corp.
  10.0%, 06/01/07 ..................           6,000,000         5,100,000
Silverleaf Resorts, Inc.
  10.5%, 04/01/08 ..................           3,000,000         2,572,500
Waterford Gaming LLC
  12.75%, 11/15/03 .................           3,784,000         4,143,480
                                                                ----------
                                                                22,515,980
                                                                ----------

THE HUDSON RIVER TRUST
ALLIANCE HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                               PRINCIPAL               VALUE
                                                AMOUNT                (NOTE 1)
                                        ----------------------   -----------------
RETAIL--GENERAL (1.0%)
Pantry, Inc.
  12.0%, 11/15/00 ...................   $2,150,000               $ 2,246,750
V2 Music Holdings
  Zero Coupon, 04/15/08 (a)+ ........    8,000,000                 3,680,000
                                                                 -----------
                                                                   5,926,750
                                                                 -----------
  TOTAL CONSUMER CYCLICALS (14.5%)                                88,858,980
                                                                 -----------
CONSUMER NONCYCLICALS
BEVERAGES (1.6%)
TM Group Holdings
  11.0%, 05/15/08+ ..................   10,000,000                10,000,000
                                                                 -----------
CONTAINERS (1.0%)
Anchor Glass Corp.
  11.25%, 04/01/05 ..................    4,000,000                 4,240,000
MVE, Inc.
  12.5%, 02/15/02 ...................    2,000,000                 1,980,000
                                                                 -----------
                                                                   6,220,000
                                                                 -----------
FOODS (2.5%)
Grupo Azucarero Mexico SA
  11.5%, 01/15/05 ...................    6,000,000                 2,100,000
Imperial Holly Corp.
  9.75%, 12/15/07 ...................    6,000,000                 5,940,000
Specialty Foods Corp. (Series B)
  11.125%, 10/01/02 .................    8,000,000                 7,360,000
                                                                 -----------
                                                                  15,400,000
                                                                 -----------
MEDIA & CABLE (2.2%)
HMV Media Group PLC
  10.25%, 05/15/08 ..................    3,300,000                 3,168,000
Jones International
  Networks Ltd.
  11.75%, 07/01/05 ..................    5,000,000                 4,000,000
Radio Unica Corp.
  Zero Coupon, 08/01/06 (a)+ ........    2,950,000                 1,593,000
TVN Entertainment Corp.
  14.0%, 08/01/08 (d) ...............    5,000,000                 4,400,000
                                                                 -----------
                                                                  13,161,000
                                                                 -----------
RETAIL--FOODS (0.9%)
Digiorgio Corp. (Series B)
  10.0%, 06/15/07 ...................    6,000,000                 5,460,000
                                                                 -----------
  TOTAL CONSUMER NONCYCLICALS (8.2%)                              50,241,000
                                                                 -----------
CREDIT SENSITIVE
BANKS (1.0%)
Tokai Bank
  9.98%, 12/29/49 (c)+ ..............    7,000,000                 5,950,000
                                                                 -----------
FINANCIAL SERVICES (2.1%)
Bulong Operations Property Ltd.
  12.5%, 12/15/08+ ..................    5,000,000                 5,000,000
Metris Companies, Inc.
  10.0%, 11/01/04 ...................    8,000,000                 7,920,000
                                                                 -----------
                                                                  12,920,000
                                                                 -----------
UTILITY--ELECTRIC (1.7%)
Cogentrix Energy, Inc.
  8.75%, 10/15/08+ ..................   10,000,000                10,700,000
                                                                 -----------
  TOTAL CREDIT SENSITIVE (4.8%) .....                             29,570,000
                                                                 -----------


                                               PRINCIPAL               VALUE
                                                AMOUNT                (NOTE 1)
                                        ----------------------   -----------------
ENERGY
COAL & GAS PIPELINES (0.4%)
Chesapeake Energy Corp.
  (Series B)
  9.625%, 05/01/05 ..................   $3,200,000               $ 2,464,000
                                                                 -----------
OIL--DOMESTIC (3.4%)
Bayard Drilling Technologies,
  Inc.
  11.0%, 06/30/05 ...................    4,000,000                 4,400,000
Doe Run Resources Corp.
  (Series B)
  11.25%, 03/15/05 ..................    4,000,000                 3,080,000
Transamerican Energy (Series B)
  11.5%, 06/15/02 ...................   13,000,000                 3,770,000
Trans-Resources, Inc. (Series B)
  10.75%, 03/15/08 ..................    5,000,000                 4,950,000
TransTexas Gas Corp. (Series D)
  13.75%, 12/31/01 ..................    5,829,000                 4,663,200
                                                                 -----------
                                                                  20,863,200
                                                                 -----------
OIL--INTERNATIONAL (1.4%)
Northern Offshore ASA
  10.0%, 05/15/05+ ..................    6,500,000                 3,380,000
Queen Sand Resources, Inc.
  12.5%, 07/01/08 ...................    7,500,000                 5,400,000
                                                                 -----------
                                                                   8,780,000
                                                                 -----------
OIL--SUPPLIES & CONSTRUCTION (0.3%)
Celestica International, Inc.
  10.5%, 12/31/06 ...................    1,623,000                 1,769,070
                                                                 -----------
RAILROADS (1.2%)
American Commercial Lines
  10.25%, 06/30/08+ .................    7,000,000                 7,105,000
                                                                 -----------
  TOTAL ENERGY (6.7%)
                                                                  40,981,270
                                                                 -----------
TECHNOLOGY
ELECTRONICS (4.2%)
CHS Electronics, Inc.
  9.875%, 04/15/05 ..................   10,000,000                 9,650,000
Geologistics Corp.
  9.75%, 10/15/07 ...................    4,000,000                 3,200,000
Interactive Systems, Inc.
  Zero Coupon, 08/01/03 (a) .........    1,500,000                   588,750
Splitrock Services, Inc. (Series B)
  11.75%, 07/15/08 ..................    8,000,000                 6,920,000
Sullivan Graphics, Inc.
  12.75%, 08/01/05 ..................    5,000,000                 5,075,000
                                                                 -----------
                                                                  25,433,750
                                                                 -----------
OFFICE EQUIPMENT SERVICES (0.6%)
NationsRent, Inc.
  10.375%, 12/15/08+ ................    3,750,000                 3,712,500
                                                                 -----------
TELECOMMUNICATIONS (29.1%)
Allegiance Telecom, Inc.
  12.875%, 05/15/08 .................    2,500,000                 2,450,000
AMSC Acquisition Co., Inc.
  (Series B)
  12.25%, 04/01/08 ..................    6,900,000                 4,174,500
Dobson Wireline Co.
  12.25%, 06/15/08 ..................   10,000,000                 9,250,000

THE HUDSON RIVER TRUST
ALLIANCE HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1998




                                             PRINCIPAL          VALUE
                                              AMOUNT           (NOTE 1)
                                          --------------   ---------------
DTI Holdings, Inc. (Series B)
  Zero Coupon, 03/01/08 (a) ...........    $10,000,000         $2,550,000
EchoStar Communications Corp.
  12.5%, 07/01/02 .....................      7,000,000          8,050,000
Econophone, Inc.
  13.5%, 07/15/07 .....................      6,500,000          6,654,375
ESAT Telecommunications
  Group PLC
  11.875%, 12/01/08+ ..................      4,000,000          4,000,000
Esprit Telecom Group PLC
  11.5%, 12/15/07 .....................      7,500,000          7,650,000
Exodus Communications, Inc.
  11.25%, 07/01/08 ....................      6,000,000          6,000,000
Firstworld Communications, Inc.
  Zero Coupon, 04/15/08 (a) ...........      7,000,000          2,100,000
Hermes Europe Railtel BV
  10.375%, 01/15/09+ ..................      6,000,000          6,060,000
Hyperion Telecommunications,
  Inc. (Series B)
  12.25%, 09/01/04 ....................      5,000,000          5,075,000
ICG Services, Inc.
  Zero Coupon, 05/01/08 (a) ...........     10,000,000          5,000,000
ICO Global Communications,
  Inc.
  15.0%, 08/01/05 (d) .................      8,000,000          5,840,000
Iridium LLC/Capital Corp.
  (Series B)
  14.0%, 07/15/05 .....................     10,000,000          9,500,000
Knology Holdings, Inc.
  Zero Coupon, 10/15/07 (a) ...........     11,000,000          5,417,500
Long Distance International, Inc.
  12.25%, 04/15/08+ ...................      5,000,000          4,150,000
Nextel Communications, Inc.
  12.0%, 11/01/08 .....................      6,000,000          6,630,000
Northeast Optic Network, Inc.
  12.75%, 08/15/08 ....................      3,000,000          2,940,000
NTL, Inc.
  11.5%, 10/01/08+ ....................      8,235,000          8,996,738
Optel, Inc. (Series B)
  13.0%, 02/15/05 .....................     10,000,000         10,275,000
Orion Network Systems, Inc.
  11.25%, 01/15/07 (d) ................      4,000,000          3,920,000
Pathnet, Inc.
  12.25%, 04/15/08 ....................      5,000,000          3,500,000
Price Communications Wire, Inc.
  9.125%, 12/15/06+ ...................      5,000,000          5,025,000
Primus Telecommunications
  11.75%, 08/01/04 (d) ................      6,500,000          6,760,000


                                             PRINCIPAL          VALUE
                                              AMOUNT           (NOTE 1)
                                          --------------   ---------------
SBA Communications Corp.
  Zero Coupon, 03/01/08 (a) ...........    $ 9,000,000         $5,175,000
Startec Global Communications,
  Inc.
  12.0%, 05/15/08 (d) .................      5,000,000          4,300,000
US Xchange LLC
  15.0%, 07/01/08 .....................      6,500,000          6,662,500
Versatel Telecommunications:
  13.25%, 05/15/08 ....................      5,800,000          5,800,000
  13.25%, 05/15/08 (d) ................      4,200,000          4,263,000
WinStar Equipment Corp.
  12.5%, 03/15/04 .....................     10,000,000         10,050,000
                                                             ------------
                                                              178,218,613
                                                             ------------
  TOTAL TECHNOLOGY (33.9%) ............                       207,364,863
                                                             ------------
DIVERSIFIED
MISCELLANEOUS (2.3%)
Eagle Geophysical, Inc.
  (Series B)
  10.75%, 07/15/08 ....................      3,000,000          2,490,000
Elgin National Industries
  (Series B)
  11.0%, 11/01/07 .....................      3,000,000          3,015,000
Samsonite Corp.
  10.75%, 06/15/08 ....................     10,000,000          8,600,000
                                                             ------------
  TOTAL DIVERSIFIED (2.3%) ............                       14,105,000
                                                             ------------
TOTAL LONG-TERM DEBT SECURITIES (90.6%)
  (Amortized Cost $617,994,744)                              554,618,675
                                                             ------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES
Federal Home Loan
  Mortgage Corp.:
  4.7%, due 01/04/99 ..................     29,200,000        29,188,563
  5.1%, due 01/14/99 ..................     10,000,000         9,981,656
                                                             ------------
  TOTAL U.S. GOVERNMENT AGENCIES (6.4%)                       39,170,219
                                                             ------------
TOTAL SHORT-TERM DEBT SECURITIES (6.4%)
  (Amortized Cost $39,170,219).........                       39,170,219
                                                             ------------
TOTAL INVESTMENTS (97.8%)
  (Cost/Amortized Cost
  $663,283,133) .......................                      598,993,487
OTHER ASSETS
  LESS LIABILITIES (2.2%) .............                       13,356,932
                                                             ------------
NET ASSETS (100.0%) ...................                     $612,350,419
                                                           ==============

----------
*     Non-income producing.

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1998, these securities amounted to $161,756,054 or 26.4% of net assets.

(a) Debt security initially issued in zero coupon form which converts to coupon form at a specified rate and date.

(b)   Paid-in-kind preferred, quarterly stock payments.

(c) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 1998.

(d) Consists of more than one class of securities traded together as a unit; generally bonds with attached stocks or warrants.



                       See Notes to Financial Statements.

THE HUDSON RIVER TRUST
ALLIANCE GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998




                                              NUMBER                 VALUE
                                             OF SHARES             (NOTE 1)
                                       --------------------   ------------------
COMMON STOCKS:
BASIC MATERIALS
CHEMICALS (0.6%)
Dow Chemical Co. ...................         65,000           $ 5,910,938
                                                              -----------
CHEMICALS--SPECIALTY (0.3%)
Praxair, Inc. ......................         77,000             2,714,250
                                                              -----------
  TOTAL BASIC MATERIALS (0.9%) .....                            8,625,188
                                                              -----------
BUSINESS SERVICES
PRINTING, PUBLISHING &
  BROADCASTING (1.5%)
Belo (A.H.) Corp. (Series A) .......       396,700              7,909,206
Donnelley (R.R.) & Sons Co. ........       155,000              6,790,938
                                                              -----------
                                                               14,700,144
                                                              -----------
PROFESSIONAL SERVICES (0.1%)
Modis Professional Services, Inc.*          73,127              1,060,341
                                                              -----------
  TOTAL BUSINESS SERVICES (1.6%)                               15,760,485
                                                              -----------
CAPITAL GOODS (4.8%)
MACHINERY
AlliedSignal, Inc. .................       302,000             13,382,375
Case Corp. .........................       170,000              3,708,125
United Technologies Corp. ..........       285,700             31,069,875
                                                              -----------
  TOTAL CAPITAL GOODS (4.8%) .......                           48,160,375
                                                              -----------
CONSUMER CYCLICALS
AIRLINES (0.6%)
Continental Airlines, Inc.
  (Class B)* .......................             4                    131
Delta Air Lines, Inc. ..............        78,400              4,076,800
Northwest Airlines Corp.
  (Class A)* .......................        70,900              1,812,381
                                                              -----------
                                                                5,889,312
                                                              -----------
APPAREL, TEXTILE (1.0%)
Nautica Enterprises, Inc.* .........       350,000              5,250,000
Tommy Hilfiger Corp.* ..............        77,000              4,620,000
                                                              -----------
                                                                9,870,000
                                                              -----------
LEISURE RELATED (3.2%)
Carnival Corp. (Class A) ...........       235,000             11,280,000
Harley-Davidson, Inc. ..............       285,000             13,501,875
Mirage Resorts, Inc.* ..............       115,000              1,717,812
Royal Caribbean Cruises Ltd. .......       140,000              5,180,000
                                                              -----------
                                                               31,679,687
                                                              -----------
RETAIL--GENERAL (2.2%)
Dayton Hudson Corp. ................       336,000             18,228,000
Federated Department Stores,
  Inc.* ............................        94,600              4,121,013
                                                              -----------
                                                               22,349,013
                                                              -----------
  TOTAL CONSUMER CYCLICALS (7.0%)                              69,788,012
                                                              -----------
CONSUMER NONCYCLICALS
BEVERAGES (1.2%)
Coca-Cola Co. ......................       120,000              8,025,000
Coca-Cola Enterprises, Inc. ........       125,000              4,468,750
                                                              -----------
                                                               12,493,750
                                                              -----------
DRUGS (5.1%)
Bristol-Myers Squibb Co. ...........       329,000             44,024,312
Genzyme Corp. (General
  Division)* .......................       140,000              6,965,000
Genzyme Corp. (Molecular
  Oncology)* .......................        15,134                 49,186
                                                              -----------
                                                               51,038,498
                                                              -----------



                                              NUMBER                 VALUE
                                             OF SHARES             (NOTE 1)
                                       --------------------   ------------------
FOODS (2.0%)
Campbell Soup Co. ..................       266,600            $14,663,000
Tyson Foods, Inc. (Class A) ........       245,000              5,206,250
                                                              -----------
                                                               19,869,250
                                                              -----------
HOSPITAL SUPPLIES & SERVICES (3.6%)
Columbia/HCA Healthcare Corp.              305,000              7,548,750
PacifiCare Health Systems, Inc.
  (Class B)* .......................        97,400              7,743,300
Tenet Healthcare Corp.* ............       785,000             20,606,250
                                                              -----------
                                                               35,898,300
                                                              -----------
SOAPS & TOILETRIES (2.1%)
Avon Products, Inc. ................       202,000              8,938,500
Colgate Palmolive Co. ..............        57,000              5,293,875
Gillette Co. .......................       135,000              6,522,188
                                                              -----------
                                                               20,754,563
                                                              -----------
TOBACCO (3.2%)
Philip Morris Cos., Inc. ...........       294,500             15,755,750
RJR Nabisco Holdings Corp. .........       553,900             16,443,906
                                                              -----------
                                                               32,199,656
                                                              -----------
  TOTAL CONSUMER NONCYCLICALS (17.2%)                         172,254,017
                                                              -----------
CREDIT SENSITIVE
BANKS (8.7%)
Banc One Corp. .....................       125,000              6,382,812
BankAmerica Corp. ..................       557,000             33,489,625
Chase Manhattan Corp. ..............       414,000             28,177,875
Citigroup, Inc. ....................       379,000             18,760,500
                                                              -----------
                                                               86,810,812
                                                              -----------
FINANCIAL SERVICES (5.9%)
Associates First Capital Corp.
  (Class A) ........................       176,000              7,458,000
Household International, Inc. ......     1,044,000             41,368,500
MBNA Corp. .........................       186,750              4,657,078
PMI Group, Inc. ....................        99,600              4,917,750
                                                              -----------
                                                               58,401,328
                                                              -----------
INSURANCE (0.6%)
PennCorp Financial Group, Inc. .....        93,000                 93,000
Travelers Property Casualty
  Corp. (Class A) ..................       205,000              6,355,000
                                                              -----------
                                                                6,448,000
                                                              -----------
UTILITY--ELECTRIC (3.6%)
AES Corp.* .........................       100,100              4,742,238
CMS Energy Corp. ...................       123,000              5,957,813
Consolidated Edison Inc. ...........       157,300              8,317,237
FPL Group, Inc. ....................       130,000              8,011,250
GPU, Inc. ..........................        86,000              3,800,125
Pinnacle West Capital Corp. ........       128,400              5,440,950
                                                              -----------
                                                               36,269,613
                                                              -----------
UTILITY--TELEPHONE (2.4%)
AT&T Corp. .........................       319,117             24,013,554
                                                              -----------
  TOTAL CREDIT SENSITIVE (21.2%)                              211,943,307
                                                              -----------
ENERGY
OIL--DOMESTIC (3.9%)
Apache Corp. .......................       388,000              9,821,250
Murphy Oil Corp. ...................       171,000              7,053,750
Union Pacific Resources Group,
  Inc. .............................       183,800              1,665,687
USX-Marathon Group, Inc. ...........       696,000             20,967,000
                                                              -----------
                                                               39,507,687
                                                              -----------

THE HUDSON RIVER TRUST
ALLIANCE GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                                                                  NUMBER                 VALUE
                                                                                 OF SHARES             (NOTE 1)
                                                                           --------------------   ------------------
OIL--SUPPLIES & CONSTRUCTION (3.3%)
BJ Services Co.* .......................................................        280,000           $ 4,375,000
Halliburton Co. ........................................................        353,000            10,457,625
Noble Drilling Corp.* ..................................................        812,000            10,505,250
Transocean Offshore, Inc. ..............................................        272,800             7,314,450
                                                                                                  -----------
                                                                                                   32,652,325
                                                                                                  -----------
RAILROADS (0.1%)
Canadian Pacific Ltd. ..................................................         39,000               736,125
                                                                                                  -----------
  TOTAL ENERGY (7.3%) ..................................................                           72,896,137
                                                                                                  -----------
TECHNOLOGY
ELECTRONICS (7.0%)
Altera Corp.* ..........................................................        244,900            14,908,288
Atmel Corp.* ...........................................................        404,500             6,193,906
Intel Corp. ............................................................         70,000             8,299,375
Sanmina Corp.* .........................................................        263,776            16,486,000
Solectron Corp.* .......................................................        265,200            24,647,025
                                                                                                  -----------
                                                                                                   70,534,594
                                                                                                  -----------
OFFICE EQUIPMENT (0.5%)
Compaq Computer Corp. ..................................................        116,500             4,885,719
                                                                                                  -----------
OFFICE EQUIPMENT SERVICES (4.6%)
Electronic Data Sysytems Corp. .........................................        397,200            19,959,300
First Data Corp. .......................................................        467,000            14,798,062
Oracle Corp.* ..........................................................        258,000            11,126,250
                                                                                                  -----------
                                                                                                   45,883,612
                                                                                                  -----------
TELECOMMUNICATIONS (6.9%)
AirTouch Communications, Inc.*                                                  130,000             9,376,250
Ascend Communications, Inc.* ...........................................        160,000            10,520,000
Fore Systems, Inc.* ....................................................        355,000             6,500,938
MCI WorldCom, Inc.* ....................................................        417,382            29,947,158
MediaOne Group, Inc. ...................................................        120,000             7,980,000
Tellabs, Inc.* .........................................................         64,000             4,388,000
WinStar Communications, Inc.* ..........................................          4,751               185,289
                                                                                                  -----------
                                                                                                   68,897,635
                                                                                                  -----------
  TOTAL TECHNOLOGY (19.0%) .............................................                          190,201,560
                                                                                                  -----------
DIVERSIFIED
MISCELLANEOUS (3.8%)
Honeywell, Inc. ........................................................         96,000             7,230,000
Tyco International Ltd. ................................................        258,200            19,477,963
U.S. Industries, Inc. ..................................................        367,200             6,839,100
Viad Corp. .............................................................        130,000             3,948,750
                                                                                                  -----------
  TOTAL DIVERSIFIED (3.8%) .............................................                           37,495,813
                                                                                                  -----------
TOTAL COMMON STOCKS (82.8%)
  (Cost $709,274,249)...................................................                          827,124,894
                                                                                                  -----------
PREFERRED STOCKS:
BUSINESS SERVICES (0.3%)
TRUCKING, SHIPPING
CNF Trust I
 5.0% Conv. Series A ...................................................         50,000             2,843,750
                                                                                                  -----------
CAPITAL GOODS (0.2%)
AEROSPACE
Loral Space & Communications
  6.0% Conv. ...........................................................         30,700             1,617,506
                                                                                                  -----------


                                                                                  NUMBER                 VALUE
                                                                                 OF SHARES             (NOTE 1)
                                                                           --------------------   ------------------
CONSUMER CYCLICALS
AIRLINES (0.0%)
Continental Airlines Finance Trust
  8.5% Conv. ...........................................................          6,500           $   450,125
                                                                                                  -----------
LEISURE RELATED (0.8%)
Royal Caribbean Cruises Ltd.
 7.25% Series A ........................................................         66,900             7,906,744
                                                                                                  -----------
  TOTAL CONSUMER CYCLICALS (0.8%)                                                                   8,356,869
                                                                                                  -----------
CONSUMER NONCYCLICALS (0.1%)
DRUGS
Alkermes, Inc.
  6.5% .................................................................         12,100               535,425
                                                                                                  -----------
CREDIT SENSITIVE (0.4%)
UTILITY--ELECTRIC
AES Trust I
 5.375% Conv. Series A .................................................         63,900             4,441,050
                                                                                                  -----------
ENERGY (1.0%)
RAILROADS
Union Pacific Capital Trust
  6.25% Conv.+ .........................................................        206,000             9,476,000
                                                                                                  -----------
TECHNOLOGY
ELECTRONICS (0.3%)
L&H Capital Trust I
  4.75% Conv.+ .........................................................         52,300             1,653,987
Times Mirror Co.
  4.25% Conv. ..........................................................         21,800             1,215,350
                                                                                                  -----------
                                                                                                    2,869,337
                                                                                                  -----------
TELECOMMUNICATIONS (1.6%)
AirTouch Communications, Inc.
  4.25% Conv., Series C ................................................         44,800             4,614,400
ICG Communications, Inc.
  6.75% Conv.+ .........................................................         25,600             1,363,200
Intermedia Communications,
  Inc.:
  7.0% Conv.+ ..........................................................         20,500               524,031
  7.0% Conv. Series D ..................................................         52,200             1,334,363
IXC Communications, Inc.:
  6.75% Conv. ..........................................................          7,200               238,500
  6.75% Conv.+ .........................................................         47,200             1,563,500
Nextel Strypes Trust
  7.25% Conv. ..........................................................        131,700             2,699,850
WinStar Communications, Inc.
  7.0% Conv. ...........................................................         84,200             3,999,500
                                                                                                  -----------
                                                                                                   16,337,344
                                                                                                  -----------
  TOTAL TECHNOLOGY (1.9%) ..............................................                           19,206,681
                                                                                                  -----------
TOTAL PREFERRED STOCKS (4.7%)
  (Cost $49,972,763) ...................................................                           46,477,281
                                                                                                  -----------
                                                                                 PRINCIPAL
                                                                                  AMOUNT
                                                                                -------
LONG-TERM DEBT SECURITIES:
BUSINESS SERVICES
PRINTING, PUBLISHING &
  BROADCASTING (0.8%)
Clear Channel Communications, Inc.
  2.625% Conv., 04/01/03 ...............................................    $1,315,000              1,402,119
Mail-Well, Inc.
  5.0% Conv., 11/01/02 .................................................     1,215,000              1,093,500

THE HUDSON RIVER TRUST
ALLIANCE GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1998




                                           PRINCIPAL          VALUE
                                            AMOUNT           (NOTE 1)
                                        --------------   ---------------
P-Com, Inc.:
  4.25% Conv., 11/01/02+ ............    $ 1,850,000         $  869,500
  4.25% Conv., 11/01/02 .............      1,385,000            650,950
Tele-Communications, Inc.
  4.5%, 02/15/06 ....................      3,530,000          3,794,750
                                                           ------------
                                                              7,810,819
                                                           ------------
PROFESSIONAL SERVICES (0.2%)
Personnel Group of America:
  5.75% Conv., 07/01/04+ ............        375,000            434,062
  5.75% Conv., 07/01/04 .............      1,350,000          1,562,625
                                                           ------------
                                                              1,996,687
                                                           ------------
  TOTAL BUSINESS SERVICES (1.0%)                              9,807,506
                                                           ------------
CAPITAL GOODS
AEROSPACE (0.3%)
Orbital Sciences Corp.:
 5.0% Conv., 10/01/02+ ..............        945,000          1,597,050
 5.0% Conv., 10/01/02 ...............        550,000            929,500
                                                           ------------
  TOTAL CAPITAL GOODS (0.3%) ........                         2,526,550
                                                           ------------
CONSUMER CYCLICALS (0.2%)
RETAIL--GENERAL
Office Depot, Inc.
  Zero Coupon, 11/01/08 .............      2,825,000          2,443,625
                                                           ------------
CONSUMER NONCYCLICALS
DRUGS (1.4%)
MedImmune, Inc.:
  7.0% Conv., 07/01/03 ..............      1,860,000          9,402,300
 7.0% Conv. Sub. Note, 07/01/03+.....        245,000          1,238,475
Quintiles Transnational Corp.:
 4.25% Conv., 05/31/00+ .............        580,000            793,150
 4.25% Conv., 05/31/00 ..............      1,530,000          2,092,275
                                                           ------------
                                                             13,526,200
                                                           ------------
HOSPITAL SUPPLIES & SERVICES (0.7%)
Alternative Living Services, Inc.
 5.25% Conv., 12/15/02 ..............      1,935,000          2,467,125
FPA Medical Management, Inc.
 6.5% Conv., 12/15/01(a) ............      1,770,000              8,850
RES-Care, Inc.:
 6.0% Conv., 12/01/04+ ..............      1,420,000          1,969,362
 6.0% Conv., 12/01/04 ...............        660,000            915,338
Sunrise Assisted Living, Inc.
 5.5% Conv., 06/15/02 ...............      1,100,000          1,641,750
                                                           ------------
                                                              7,002,425
                                                           ------------
  TOTAL CONSUMER NONCYCLICALS (2.1%)                         20,528,625
                                                           ------------
TECHNOLOGY
ELECTRONICS (4.8%)
Amkor Technologies, Inc.
  5.75% Conv., 05/01/03 .............      4,855,000          4,806,450


                                           PRINCIPAL          VALUE
                                            AMOUNT           (NOTE 1)
                                        --------------   ---------------
America Online, Inc.
  4.0% Conv., 11/15/02 ..............    $ 1,445,000         $8,888,556
EMC Corp.
 3.25% Conv., 03/15/02+ .............        925,000          3,484,938
HNC Software, Inc.
 4.75% Conv., 03/01/03 ..............      1,845,000          2,029,500
Hutchinson Technology, Inc.
 6.0%, 03/15/05 .....................      2,740,000          3,818,875
Level One Communications, Inc.:
 4.0% Conv., 09/01/04+ ..............      2,180,000          3,177,350
Micron Technology, Inc.
 7.0% Conv., 07/01/04 ...............      1,395,000          1,492,650
Network Associates, Inc.:
  Zero Coupon, 02/13/18+ ............      4,420,000          2,712,775
  Zero Coupon, 02/13/18 .............        190,000            116,613
Photronics, Inc.
 6.0% Conv., 06/01/04 ...............      3,265,000          3,469,063
SCI Systems, Inc.
 5.0% Conv., 05/01/06+ ..............      2,835,000          6,743,756
Solectron Corp.
  6.0% Conv., 03/01/06+ .............      2,805,000          7,720,762
                                                           ------------
                                                             48,461,288
                                                           ------------
TELECOMMUNICATIONS (1.1%)
Comverse Technology, Inc.:
 5.75% Conv., 10/01/06 ..............      2,425,000          3,931,531
 5.75% Conv. Sub. Note,
     10/01/06+ ......................      1,200,000          1,945,500
Global TeleSystems Group, Inc.
  5.75% Conv., 07/01/10 .............      4,420,000          4,994,600
                                                           ------------
                                                             10,871,631
                                                           ------------
  TOTAL TECHNOLOGY (5.9%) ...........                        59,332,919
                                                           ------------
TOTAL LONG-TERM DEBT SECURITIES (9.5%)
 (Amortized Cost $66,936,721) .......                        94,639,225
                                                           ------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES
Federal Home Loan
  Mortgage Corp.:
 4.7%, due 01/04/99 .................     17,200,000         17,193,263
 5.1%, due 01/14/99 .................     10,000,000          9,981,656
                                                           ------------
  TOTAL U.S. GOVERNMENT AGENCIES (2.7%)
                                                             27,174,919
                                                           ------------
TOTAL SHORT-TERM DEBT SECURITIES (2.7%)
 (Amortized Cost $27,174,919) .......                        27,174,919
                                                           ------------
TOTAL INVESTMENTS (99.7%)
  (Cost/Amortized Cost
  $853,358,652) .....................                       995,416,319
OTHER ASSETS
  LESS LIABILITIES (0.3%) ...........                         2,885,741
                                                           ------------
NET ASSETS (100.0%) .................                      $998,302,060
                                                         ==============

----------
*     Non-income producing.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1998, these securities amounted to $47,267,398 or 4.7% of net assets.
(a)   On July 15, 1998, this security defaulted on its interest payment.
      Glossary:
      ADR--American Depository Receipt


                       See Notes to Financial Statements.

THE HUDSON RIVER TRUST
ALLIANCE EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998




                                                NUMBER                 VALUE
                                               OF SHARES             (NOTE 1)
                                         --------------------   ------------------
COMMON STOCKS:
BASIC MATERIALS
CHEMICALS (1.5%)
Air Products & Chemicals, Inc. .......     38,000               $1,520,000
Avery Dennison Corp. .................     19,100                  860,694
Dow Chemical Co. .....................     37,500                3,410,156
Dupont (E.I.) de Nemours & Co.            189,100               10,034,119
Eastman Chemical Co. .................     13,100                  586,225
Ecolab, Inc. .........................     24,400                  882,975
FMC Corp.* ...........................     13,500                  756,000
Goodrich (B.F.) Co. ..................     22,900                  821,538
Hercules, Inc. .......................     26,600                  728,175
Monsanto Co. .........................     98,700                4,688,250
Rohm & Haas Co. ......................     28,500                  858,562
Union Carbide Corp. ..................     22,200                  943,500
                                                                ----------
                                                                26,090,194
                                                                ----------
CHEMICALS--SPECIALTY (0.4%)
Morton International, Inc. ...........     29,700                  727,650
Praxair, Inc. ........................     24,400                  860,100
Raychem Corp. ........................     23,300                  752,881
Sigma-Aldrich Corp. ..................     25,100                  737,313
Southern Co. .........................    116,100                3,374,156
                                                                ----------
                                                                 6,452,100
                                                                ----------
METALS & MINING (0.5%)
Alcan Aluminum Ltd. ..................      6,600                  178,612
Alcan Aluminum Ltd. (Canada) .........     32,300                  872,121
Aluminum Co. of America ..............     31,900                2,378,544
Barrick Gold Corp. ...................     73,300                1,429,350
Engelhard Corp. ......................     32,900                  641,550
Engelhard Corp.--Rights* .............     32,900                        0
Newmont Mining Corp. .................     36,907                  666,633
Phelps Dodge Corp. ...................     14,600                  742,775
Placer Dome, Inc. ....................     65,800                  756,700
Reynolds Metals Co. ..................     13,400                  706,012
                                                                ----------
                                                                 8,372,297
                                                                ----------
PAPER (0.9%)
Champion International Corp. .........     22,000                  891,000
Fort James Corp. .....................     36,300                1,452,000
Georgia Pacific Group ................     14,100                  825,731
International Paper Co. ..............     48,825                2,187,970
Kimberly Clark Corp. .................     89,844                4,896,498
Mead Corp. ...........................     27,200                  797,300
Temple Inland, Inc. ..................     14,000                  830,375
Union Camp Corp. .....................     12,800                  864,000
Westvaco Corp. .......................     29,000                  777,563
Willamette Industries, Inc. ..........     25,300                  847,550
                                                                ----------
                                                                14,369,987
                                                                ----------
STEEL (0.1%)
Allegheny Teledyne, Inc. .............     51,000                1,042,313
Nucor Corp. ..........................     23,100                  999,075
                                                                ----------
                                                                 2,041,388
                                                                ----------
 TOTAL BASIC MATERIALS (3.4%) ........                          57,325,966
                                                                ----------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (0.4%)
Browning-Ferris Industries, Inc. .....     28,200                  801,938
Johnson Controls, Inc. ...............     13,700                  808,300
Thermo Electron Corp.* ...............     49,700                  841,794
Waste Management, Inc. ...............     94,884                4,423,966
                                                                ----------
                                                                 6,875,998
                                                                ----------


                                                NUMBER                 VALUE
                                               OF SHARES             (NOTE 1)
                                         --------------------   ------------------
PRINTING, PUBLISHING &
  BROADCASTING (2.9%)
CBS Corp. ............................   116,900                $3,828,475
Clear Channel Communications,
  Inc.* ..............................    41,400                 2,256,300
Comcast Corp. (Class A) SPL ..........    60,500                 3,550,594
Deluxe Corp. .........................    21,500                   786,094
Donnelley (R.R.) & Sons Co. ..........    23,200                 1,016,450
Dow Jones & Co., Inc. ................    17,000                   818,125
Dun & Bradstreet Corp. ...............    28,300                   893,219
Gannett Co. ..........................    47,500                 3,063,750
Knight-Ridder, Inc. ..................    15,700                   802,663
McGraw-Hill Companies, Inc. ..........    16,300                 1,660,562
MediaOne Group, Inc.* ................   101,800                 4,784,600
New York Times Co. (Class A) .........    30,600                 1,061,437
Tele-Communications, Inc.
  (Class A)* .........................    87,428                 4,835,861
Time Warner, Inc. ....................   200,200                12,424,912
Times Mirror Co. (Class A) ...........    14,100                   789,600
Tribune Co. ..........................    20,300                 1,339,800
Viacom, Inc. (Class B)* ..............    59,800                 4,425,200
                                                                ----------
                                                                48,337,642
                                                                ----------
PROFESSIONAL SERVICES (0.3%)
Block (H&R), Inc. ....................    19,000                   855,000
Interpublic Group Cos., Inc. .........    22,200                 1,770,450
Omnicom Group, Inc. ..................    27,700                 1,606,600
Service Corp. International ..........    43,600                 1,659,553
                                                                ----------
                                                                 5,891,603
                                                                ----------
TRUCKING, SHIPPING (0.2%)
FDX Corp.* ...........................    23,200                 2,064,800
Laidlaw, Inc. ........................    71,100                   715,444
                                                                ----------
                                                                 2,780,244
                                                                ----------
 TOTAL BUSINESS SERVICES (3.8%).......                          63,885,487
                                                                ----------
CAPITAL GOODS
AEROSPACE (0.9%)
Boeing Co. ...........................   164,774                 5,375,752
General Dynamics Corp. ...............    20,300                 1,190,087
Lockheed Martin Corp. ................    31,404                 2,661,489
Northrop Grumman Corp. ...............    11,000                   804,375
Northrop Grumman Corp.--
  Rights (expire 10/31/08)* ..........     9,700                         0
Raytheon Co. (Class B) ...............    54,800                 2,918,100
Rockwell International Corp. .........    30,800                 1,495,725
TRW, Inc. ............................    19,200                 1,078,800
                                                                ----------
                                                                15,524,328
                                                                ----------
BUILDING & CONSTRUCTION (0.0%)
Centex Corp. .........................    16,800                   757,050
                                                                ----------
BUILDING MATERIALS & FOREST
  PRODUCTS (0.4%)
Armstrong World Industries, Inc.          11,500                   693,594
Masco Corp. ..........................    54,100                 1,555,375
PPG Industries, Inc. .................    28,300                 1,648,475
Sherwin Williams Co. .................    24,800                   728,500
Weyerhaeuser Co. .....................    33,400                 1,697,137
                                                                ----------
                                                                 6,323,081
                                                                ----------
ELECTRICAL EQUIPMENT (3.7%)
Emerson Electric Co. .................    72,600                 4,392,317
General Electric Co. .................   537,700                54,879,006

THE HUDSON RIVER TRUST
ALLIANCE EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                             NUMBER                 VALUE
                                            OF SHARES             (NOTE 1)
                                      --------------------   ------------------
General Instrument Corp.* .........     27,900               $   946,856
Grainger (W.W.), Inc. .............     19,100                   795,038
Thomas & Betts Corp. ..............     16,500                   714,656
                                                             -----------
                                                              61,727,873
                                                             -----------
MACHINERY (1.3%)
AlliedSignal, Inc. ................     93,000                 4,121,062
Case Corp. ........................     36,400                   793,975
Caterpillar, Inc. .................     59,000                 2,714,000
Cooper Industries, Inc. ...........     18,600                   886,988
Cummins Engine Company, Inc. ......     19,700                   699,350
Deere & Co. .......................     38,400                 1,272,000
Dover Corp. .......................     37,100                 1,358,788
Fluor Corp. .......................     17,500                   744,844
Illinois Tool Works, Inc. .........     40,800                 2,366,400
Ingersoll Rand Co. ................     25,450                 1,194,559
Pall Corp. ........................     32,100                   812,531
Parker-Hannifin Corp. .............     24,950                   817,113
United Technologies Corp. .........     37,200                 4,045,500
                                                             -----------
                                                              21,827,110
                                                             -----------
 TOTAL CAPITAL GOODS (6.3%) .......                          106,159,442
                                                             -----------
CONSUMER CYCLICALS
AIRLINES (0.3%)
AMR Corp.* ........................     30,100                 1,787,187
Delta Air Lines, Inc. .............     23,600                 1,227,200
Southwest Airlines Co. ............     54,525                 1,223,405
US Airways Group, Inc.* ...........     13,300                   691,600
                                                             -----------
                                                               4,929,392
                                                             -----------
APPAREL, TEXTILE (0.2%)
Liz Claiborne, Inc. ...............     24,500                   773,281
Nike, Inc. (Class B) ..............     50,500                 2,048,407
VF Corp. ..........................     18,400                   862,500
                                                             -----------
                                                               3,684,188
                                                             -----------
AUTO RELATED (0.3%)
Dana Corp. ........................     26,723                 1,092,303
Danaher Corp. .....................     24,500                 1,330,656
Eaton Corp. .......................     11,200                   791,700
Genuine Parts Co. .................     29,200                   976,375
Goodyear Tire & Rubber Co. ........     29,400                 1,482,862
                                                             -----------
                                                               5,673,896
                                                             -----------
AUTOS & TRUCKS (1.2%)
AutoZone, Inc.* ...................     27,000                   889,313
Ford Motor Co. ....................    199,200                11,690,550
General Motors Corp. ..............    107,600                 7,700,125
Paccar, Inc. ......................     19,800                   814,275
                                                             -----------
                                                              21,094,263
                                                             -----------
FOOD SERVICES, LODGING (0.7%)
Harrah's Entertainment, Inc.* .....     45,900                   720,056
Marriott International, Inc.
  (Class A) .......................     39,750                 1,152,750
McDonald's Corp. ..................    116,200                 8,903,825
Tricon Global Restaurants, Inc.*        25,320                 1,269,165
                                                             -----------
                                                              12,045,796
                                                             -----------
HOUSEHOLD FURNITURE, APPLIANCES (0.3%)
Black & Decker Corp. ..............     14,500                   812,906
Maytag Corp. ......................     14,500                   902,625
Newell Company ....................     26,100                 1,076,625
Rubbermaid, Inc. ..................     27,300                   858,244


                                             NUMBER                 VALUE
                                            OF SHARES             (NOTE 1)
                                      --------------------   ------------------
Stanley Works .....................    22,300                $   618,825
Whirlpool Corp. ...................    13,600                    753,100
                                                             -----------
                                                               5,022,325
                                                             -----------
LEISURE RELATED (1.3%)
American Greetings Corp.
  (Class A) .......................    19,200                    788,400
Carnival Corp. (Class A) ..........   101,100                  4,852,800
Cendant Corp.* ....................   139,650                  2,662,078
Disney (Walt) Co. .................   338,100                 10,143,000
Hasbro, Inc. ......................    20,800                    751,400
Hilton Hotels Corp. ...............    36,300                    694,238
Mattel, Inc. ......................    49,643                  1,132,481
Mirage Resorts, Inc.* .............    54,000                    806,625
                                                             -----------
                                                              21,831,022
                                                             -----------
PHOTO & OPTICAL (0.3%)
Allergan, Inc. ....................    13,400                    867,650
Eastman Kodak Co. .................    55,800                  4,017,600
                                                             -----------
                                                               4,885,250
                                                             -----------
RETAIL--GENERAL (5.5%)
Circuit City Stores--Circuit City
  Group ...........................    19,700                    983,769
Costco Cos., Inc.* ................    35,300                  2,548,219
CVS Corp. .........................    64,800                  3,564,000
Dayton Hudson Corp. ...............    73,100                  3,965,675
Dillard's, Inc. (Class A) .........    28,500                    808,688
Dollar General Corp. ..............    30,750                    726,469
Federated Department Stores,
  Inc.* ...........................    34,700                  1,511,619
Fred Meyer, Inc.* .................    25,000                  1,506,250
Gap, Inc. .........................    98,100                  5,518,125
Harcourt General, Inc. ............    14,900                    792,494
Home Depot, Inc. ..................   244,700                 14,972,581
K-Mart Corp.* .....................    81,000                  1,240,312
Kohl's Corp.* .....................    26,300                  1,615,806
Limited, Inc. .....................    37,500                  1,092,188
Lowe's Cos., Inc. .................    58,600                  2,999,587
May Department Stores Co. .........    38,500                  2,324,437
Nordstrom, Inc. ...................    24,400                    846,375
Penney (J.C.), Inc. ...............    41,200                  1,931,250
Sears, Roebuck & Co. ..............    65,300                  2,775,250
Staples, Inc.* ....................    52,700                  2,302,331
Tandy Corp. .......................    20,500                    844,344
TJX Cos., Inc. ....................    50,900                  1,476,100
Toys R Us, Inc.* ..................    44,800                    756,000
Wal-Mart Stores, Inc. .............   371,800                 30,278,462
Walgreen Co. ......................    82,800                  4,848,975
                                                             -----------
                                                              92,229,306
                                                             -----------
  TOTAL CONSUMER CYCLICALS (10.1%)                           171,395,438
                                                             -----------
CONSUMER NONCYCLICALS
BEVERAGES (2.9%)
Anheuser Busch Companies, Inc.         81,600                  5,355,000
Brown Forman Corp. (Class B) ......    11,200                    847,700
Coca-Cola Co. .....................   410,300                 27,438,813
Coca-Cola Enterprises, Inc. .......    67,300                  2,405,975
Pepsico, Inc. .....................   245,100                 10,033,781
Seagram Ltd. ......................    68,100                  2,587,800
                                                             -----------
                                                              48,669,069
                                                             -----------

THE HUDSON RIVER TRUST
ALLIANCE EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                            NUMBER                 VALUE
                                           OF SHARES             (NOTE 1)
                                     --------------------   ------------------
CONTAINERS (0.1%)
Crown Cork & Seal Co., Inc. ......     21,800               $   671,713
Owens-Illinois, Inc.* ............     26,200                   802,375
Sealed Air Corp.* ................     15,910                   812,404
                                                            -----------
                                                              2,286,492
                                                            -----------
DRUGS (8.3%)
ALZA Corp.* ......................     14,600                   762,850
American Home Products Corp. .....    219,100                12,338,069
Amgen, Inc.* .....................     41,500                 4,339,344
Bristol-Myers Squibb Co. .........    165,600                22,159,350
Lilly (Eli) & Co. ................    183,400                16,299,675
Merck & Co., Inc. ................    198,300                29,286,431
Pfizer, Inc. .....................    216,600                27,169,762
Pharmacia & Upjohn, Inc. .........     83,990                 4,755,934
Schering Plough Corp. ............    244,500                13,508,625
Warner-Lambert Co. ...............    135,100                10,157,831
                                                            -----------
                                                            140,777,871
                                                            -----------
FOODS (1.9%)
Archer Daniels Midland Co. .......     97,370                 1,673,547
Bestfoods ........................     47,800                 2,545,350
Campbell Soup Co. ................     74,700                 4,108,500
ConAgra, Inc. ....................     80,600                 2,538,900
General Mills, Inc. ..............     25,600                 1,990,400
Heinz (H.J.) Co. .................     60,250                 3,411,656
Hershey Foods Corp. ..............     23,300                 1,448,969
Kellogg Co. ......................     67,200                 2,293,200
Pioneer Hi Bred International,
  Inc. ...........................     39,900                 1,077,300
Quaker Oats Co. ..................     22,500                 1,338,750
Ralston-Ralston Purina Group .....     50,700                 1,641,413
Rite Aid Corp. ...................     42,100                 2,086,581
Sara Lee Corp. ...................    155,400                 4,380,337
Wrigley (Wm.), Jr. Co. ...........     19,200                 1,719,600
                                                            -----------
                                                             32,254,503
                                                            -----------
HOSPITAL SUPPLIES & SERVICES (3.6%)
Abbott Laboratories ..............    256,400                12,563,600
Baxter International, Inc. .......     46,400                 2,984,100
Becton, Dickinson & Co. ..........     40,900                 1,745,919
Biomet, Inc. .....................     22,800                   917,700
Boston Scientific Corp.* .........     61,400                 1,646,287
Cardinal Health, Inc. ............     33,250                 2,522,844
Columbia/HCA Healthcare Corp.         107,500                 2,660,625
Guidant Corp. ....................     24,900                 2,745,225
HCR Manor Care, Inc.* ............     23,800                   699,125
Healthsouth Corp.* ...............     66,400                 1,025,050
Humana, Inc.* ....................     41,000                   730,313
IMS Health, Inc. .................     27,100                 2,044,356
Johnson and Johnson ..............    224,000                18,788,000
Medtronic, Inc. ..................     78,200                 5,806,350
Saint Jude Medical, Inc.* ........     26,749                   740,613
Tenet Healthcare Corp.* ..........     51,100                 1,341,375
United HealthCare Corp. ..........     31,600                 1,360,775
                                                            -----------
                                                             60,322,257
                                                            -----------
RETAIL--FOOD (0.9%)
Albertsons, Inc. .................     40,900                 2,604,819
American Stores Co. ..............     44,700                 1,651,106
Kroger Co.* ......................     41,700                 2,522,850
Safeway, Inc.* ...................     81,000                 4,935,937
Supervalu, Inc. ..................     30,200                   845,600


                                            NUMBER                 VALUE
                                           OF SHARES             (NOTE 1)
                                     --------------------   ------------------
Sysco Corp. ......................    54,800                $ 1,503,575
Winn Dixie Stores, Inc. ..........    24,700                  1,108,413
                                                            -----------
                                                             15,172,300
                                                            -----------
SOAPS & TOILETRIES (2.8%)
Avon Products, Inc. ..............    41,800                  1,849,650
Clorox Co. .......................    17,000                  1,985,813
Colgate Palmolive Co. ............    48,300                  4,485,863
Gillette Co. .....................   187,700                  9,068,256
International Flavors &
  Fragrances, Inc. ...............    18,700                    826,306
Procter & Gamble Co. .............   224,100                 20,463,131
Unilever N.V. ....................   107,000                  8,874,312
                                                            -----------
                                                             47,553,331
                                                            -----------
TOBACCO (1.6%)
Fortune Brands, Inc. .............    28,300                    894,988
Loews Corp. ......................    18,500                  1,817,625
Philip Morris Cos., Inc. .........   400,700                 21,437,450
RJR Nabisco Holdings Corp. .......    51,500                  1,528,906
UST, Inc. ........................    30,400                  1,060,200
                                                            -----------
                                                             26,739,169
                                                            -----------
 TOTAL CONSUMER NONCYCLICALS (22.1%)                        373,774,992
                                                            -----------
CREDIT SENSITIVE
BANKS (7.8%)
Banc One Corp. ...................   194,937                  9,953,971
Bank of New York Co., Inc. .......   124,400                  5,007,100
BankAmerica Corp. ................   289,189                 17,387,489
BankBoston Corp. .................    47,800                  1,861,212
Bankers Trust New York Corp. .....    15,500                  1,324,281
Chase Manhattan Corp. ............   142,580                  9,704,351
Citigroup, Inc. ..................   380,207                 18,820,246
Comerica, Inc. ...................    25,700                  1,752,419
Fifth Third Bancorp ..............    44,550                  3,176,972
First Union Corp. ................   161,256                  9,806,380
Firstar Corp. ....................    31,900                  2,974,704
Golden West Financial Corp. ......     9,000                    825,188
Huntington Bancshares, Inc. ......    34,350                  1,032,647
KeyCorp. .........................    72,600                  2,323,200
Mellon Bank Corp. ................    43,400                  2,983,750
Mercantile Bancorp., Inc. ........    25,100                  1,157,738
Morgan (J.P.) & Co., Inc. ........    29,400                  3,088,837
National City Corp. ..............    54,900                  3,980,250
Northern Trust Corp. .............    18,100                  1,580,356
PNC Bank Corp. ...................    50,200                  2,717,075
Regions Financial Corp. ..........    35,300                  1,423,031
Republic New York Corp. ..........    17,800                    811,013
State Street Corp. ...............    26,200                  1,822,538
Summit Bancorp. ..................    28,700                  1,253,831
Suntrust Banks, Inc. .............    34,800                  2,662,200
U.S. Bancorp. ....................   123,678                  4,390,569
Union Planters Corp. .............    20,700                    937,969
Wachovia Corp. ...................    33,900                  2,964,131
Washington Mutual, Inc. ..........    97,842                  3,736,341
Wells Fargo Co. ..................   269,100                 10,747,181
                                                            -----------
                                                            132,206,970
                                                            -----------
FINANCIAL SERVICES (2.9%)
American Express Co. .............    75,900                  7,760,775
Associates First Capital Corp.
  (Class A) ......................   114,200                  4,839,225
Bear Stearns Co., Inc. ...........    20,999                    784,838

THE HUDSON RIVER TRUST
ALLIANCE EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                               NUMBER                 VALUE
                                              OF SHARES             (NOTE 1)
                                        --------------------   ------------------
Capital One Financial Corp. .........     10,900               $ 1,253,500
Countrywide Credit Industries,
  Inc. ..............................     18,300                   918,431
Equifax, Inc. .......................     23,600                   806,825
Fleet Financial Group, Inc. .........     94,458                 4,221,092
Franklin Resources, Inc. ............     41,700                 1,334,400
Household International, Inc. .......     79,946                 3,167,860
Lehman Brothers Holdings, Inc. ......     19,200                   846,000
MBIA, Inc. ..........................     16,400                 1,075,225
MBNA Corp. ..........................    122,030                 3,043,123
Merrill Lynch & Co., Inc. ...........     57,400                 3,831,450
Morgan Stanley Dean Witter &
  Co. ...............................     97,405                 6,915,755
Schwab (Charles) Corp. ..............     65,025                 3,653,592
SLM Holding Corp. ...................     26,600                 1,276,800
Synovus Finacial Corp. ..............     43,450                 1,059,094
Transamerica Corp. ..................     10,300                 1,189,650
                                                               -----------
                                                                47,977,635
                                                               -----------
INSURANCE (3.3%)
Aetna, Inc. .........................     23,843                 1,874,656
Allstate Corp. ......................    137,676                 5,317,735
American General Corp. ..............     42,100                 3,283,800
American International Group,
  Inc. ..............................    174,487                16,859,806
Aon Corp. ...........................     27,850                 1,542,194
Chubb Corp. .........................     26,900                 1,745,137
CIGNA Corp. .........................     35,300                 2,729,131
Cincinnati Financial Corp. ..........     27,100                   992,538
Conseco, Inc. .......................     50,746                 1,550,925
Hartford Financial Services
  Group, Inc. .......................     38,500                 2,112,687
Jefferson-Pilot Corp. ...............     17,450                 1,308,750
Lincoln National Corp. Industries         16,100                 1,317,181
Marsh & McLennan Cos., Inc. .........     42,500                 2,483,594
MGIC Investment Corp. ...............     21,200                   844,025
Progressive Corp. ...................     11,800                 1,998,625
Provident Companies, Inc. ...........     24,000                   996,000
Providian Financial Corp. ...........     23,100                 1,732,500
Safeco Corp. ........................     23,300                 1,000,444
Saint Paul Cos., Inc. ...............     38,364                 1,333,149
SunAmerica, Inc. ....................     34,400                 2,790,700
Torchmark Corp. .....................     23,100                   815,719
UNUM Corp. ..........................     22,800                 1,330,950
                                                               -----------
                                                                55,960,246
                                                               -----------
MORTGAGE RELATED (1.2%)
Fannie Mae ..........................    172,400                12,757,600
Freddie Mac .........................    112,900                 7,274,994
                                                               -----------
                                                                20,032,594
                                                               -----------
UTILITY--ELECTRIC (2.2%)
AES Corp.* ..........................     28,600                 1,354,925
Ameren Corp. ........................     22,700                   969,006
American Electric Power, Inc. .......     31,800                 1,496,587
Baltimore Gas & Electric Co. ........     24,600                   759,525
Carolina Power & Light Co. ..........     24,700                 1,162,444
Central & South West Co. ............     35,300                   968,544
CINergy Corp. .......................     25,813                   887,322
Consolidated Edison Inc. ............     38,700                 2,046,262
Dominion Resources, Inc. ............     32,700                 1,528,725
DTE Energy Co. ......................     23,700                 1,016,137
Duke Energy Co. .....................     59,730                 3,826,453


                                               NUMBER                 VALUE
                                              OF SHARES             (NOTE 1)
                                        --------------------   ------------------
Edison International ................    58,800                $ 1,639,050
Entergy Corp. .......................    40,200                  1,251,225
FirstEnergy Corp. ...................    38,700                  1,260,169
FPL Group, Inc. .....................    30,000                  1,848,750
GPU, Inc. ...........................    20,900                    923,519
Houston Industries, Inc. ............    49,200                  1,580,550
New Century Energies, Inc. ..........    17,800                    867,750
Northern States Power Co. ...........    27,700                    768,675
Pacificorp. .........................    49,200                  1,036,275
Peco Energy Corp. ...................    37,100                  1,544,287
PG&E Corp. ..........................    63,500                  2,000,250
PP&L Resources, Inc. ................    28,500                    794,438
Public Service Enterprise Group .....    38,400                  1,536,000
Sempra Energy .......................    39,800                  1,009,925
Texas Utilities Co. .................    46,500                  2,170,969
Unicom Corporation ..................    35,900                  1,384,394
                                                               -----------
                                                                37,632,156
                                                               -----------
UTILITY--GAS (0.3%)
Columbia Gas System, Inc. ...........    13,800                    796,950
Consolidated Natural Gas Co. ........    15,900                    858,600
ENRON Corp. .........................    54,800                  3,127,025
Nicor, Inc. .........................    19,000                    802,750
                                                               -----------
                                                                 5,585,325
                                                               -----------
UTILITY--TELEPHONE (6.3%)
Alltel Corp. ........................    45,300                  2,709,506
Ameritech Corp. .....................   183,500                 11,629,313
AT&T Corp. ..........................   300,600                 22,620,150
Bell Atlantic Corp. .................   258,592                 13,705,376
BellSouth Corp. .....................   327,000                 16,309,125
Frontier Corp. ......................    28,300                    962,200
GTE Corp. ...........................   160,400                 10,426,000
SBC Communications, Inc. ............   325,400                 17,449,575
Sprint Corp. ........................    69,800                  5,871,925
US West, Inc. .......................    81,033                  5,236,758
                                                               -----------
                                                               106,919,928
                                                               -----------
 TOTAL CREDIT SENSITIVE (24.0%)......                          406,314,854
                                                               -----------
ENERGY
COAL & GAS PIPELINES (0.4%)
Burlington Resources, Inc. ..........    27,730                    993,081
Coastal Corp. .......................    34,700                  1,212,331
Sonat, Inc. .........................    29,000                    784,813
Tenneco, Inc. .......................    26,800                    912,875
Williams Cos., Inc. .................    70,700                  2,204,956
                                                               -----------
                                                                 6,108,056
                                                               -----------
OIL--DOMESTIC (0.8%)
Amerada Hess Corp. ..................    14,900                    741,275
Anadarko Petroleum Corp. ............    21,400                    660,725
Apache Corp. ........................    26,400                    668,250
Ashland, Inc. .......................    14,900                    720,787
Atlantic Richfield Co. ..............    52,600                  3,432,150
Occidental Petroleum Corp. ..........    58,800                    992,250
Phillips Petroleum Co. ..............    42,300                  1,803,037
Sunoco, Inc. ........................    25,100                    905,169
Union Pacific Resources Group,
  Inc. ..............................    84,508                    765,854
Unocal Corp. ........................    39,200                  1,144,150
USX-Marathon Group, Inc. ............    51,000                  1,536,375
                                                               -----------
                                                                13,370,022
                                                               -----------

THE HUDSON RIVER TRUST
ALLIANCE EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                               NUMBER                 VALUE
                                              OF SHARES             (NOTE 1)
                                        --------------------   ------------------
OIL--INTERNATIONAL (4.2%)
Chevron Corp. .......................         109,200          $   9,056,775
Exxon Corp. .........................         406,500             29,725,312
Mobil Corp. .........................         130,500             11,369,813
Royal Dutch Petroleum Co.
  (ADR) .............................         357,900             17,134,462
Texaco, Inc. ........................          88,800              4,695,300
                                                               -------------
                                                                  71,981,662
                                                               -------------
OIL--SUPPLIES & CONSTRUCTION (0.4%)
Baker Hughes, Inc. ..................          51,100                903,831
Halliburton Co. .....................          72,700              2,153,738
Schlumberger Ltd. ...................          88,800              4,095,900
                                                               -------------
                                                                   7,153,469
                                                               -------------
RAILROADS (0.5%)
Burlington Northern Santa Fe ........          76,853              2,593,789
CSX Corp. ...........................          35,500              1,473,250
Norfolk Southern Corp. ..............          59,500              1,885,406
Union Pacific Corp. .................          40,200              1,811,513
                                                               -------------
                                                                   7,763,958
                                                               -------------
 TOTAL ENERGY (6.3%) ................                            106,377,167
                                                               -------------
TECHNOLOGY
ELECTRONICS (5.7%)
AMP, Inc. ...........................          36,382              1,894,138
Applied Materials, Inc.* ............          59,300              2,531,369
BB&T Corp. ..........................          46,500              1,874,531
BMC Software, Inc.* .................          33,600              1,497,300
Cisco Systems, Inc.* ................         259,125             24,050,039
EMC Corp.* ..........................          83,100              7,063,500
Harris Corp. ........................          20,700                758,137
Intel Corp. .........................         279,100             33,090,794
ITT Industries, Inc. ................          21,900                870,525
KLA-Tencor Corp.* ...................          20,900                906,537
LSI Logic Corp.* ....................          49,800                803,025
Micron Technology, Inc.* ............          35,100              1,774,744
Motorola, Inc. ......................          99,500              6,075,719
Parametric Technology Corp.* ........          47,600                773,500
Perkin-Elmer Corp. ..................           8,400                819,525
Seagate Technology, Inc.* ...........          39,600              1,197,900
Solectron Corp.* ....................          20,000              1,858,752
Texas Instruments, Inc. .............          64,300              5,501,669
3Com Corp.* .........................          58,400              2,617,050
                                                               -------------
                                                                  95,958,754
                                                               -------------
OFFICE EQUIPMENT (5.2%)
Apple Computer, Inc.* ...............          22,900                937,469
Ceridian Corp.* .....................          13,200                921,525
Compaq Computer Corp. ...............         278,698             11,687,897
Compuware Corp.* ....................          28,700              2,242,188
Dell Computer Corp.* ................         211,100             15,449,881
Hewlett-Packard Co. .................         172,900             11,811,231
International Business Machines
  Corp. .............................         155,600             28,747,100
PeopleSoft, Inc.* ...................          37,500                710,156
Pitney Bowes, Inc. ..................          45,400              2,999,237
Sun Microsystems, Inc.* .............          63,200              5,411,500
Unisys Corp.* .......................          39,400              1,356,838
Xerox Corp. .........................          54,800              6,466,400
                                                               -------------
                                                                  88,741,422
                                                               -------------


                                               NUMBER                 VALUE
                                              OF SHARES             (NOTE 1)
                                        --------------------   ------------------
OFFICE EQUIPMENT SERVICES (5.2%)
Adobe Systems, Inc. .................          19,000          $     888,250
Automatic Data Processing, Inc. .....          49,900              4,001,356
Computer Associates
  International, Inc. ...............          93,125              3,969,453
Computer Sciences Corp. .............          25,800              1,662,487
Electronic Data Sysytems Corp. ......          79,700              4,004,925
First Data Corp. ....................          72,900              2,310,019
Gateway 2000, Inc.* .................          25,800              1,320,638
HBO & Co. ...........................          77,500              2,223,281
Microsoft Corp.* ....................         408,800             56,695,450
Novell, Inc.* .......................          60,700              1,100,188
Oracle Corp.* .......................         160,987              6,942,564
Paychex, Inc. .......................          26,600              1,368,238
Silicon Graphics, Inc.* .............          63,400                816,275
                                                               -------------
                                                                  87,303,124
                                                               -------------
TELECOMMUNICATIONS (4.6%)
AirTouch Communications, Inc.*                 95,600              6,895,150
America Online, Inc. ................          78,000             12,481,170
Ascend Communications, Inc.* ........          35,100              2,307,825
Lucent Technologies, Inc. ...........         218,688             24,055,680
MCI WorldCom, Inc.* .................         293,301             21,044,354
Nextel Communications, Inc.
  (Class A)* ........................          46,300              1,093,838
Northern Telecommunications
  Ltd. ..............................         108,420              5,434,552
Sprint Corp. (PCS Group)* ...........          74,500              1,722,813
Tellabs, Inc.* ......................          31,400              2,152,862
                                                               -------------
                                                                  77,188,244
                                                               -------------
 TOTAL TECHNOLOGY (20.7%) ...........                            349,191,544
                                                               -------------
DIVERSIFIED
MISCELLANEOUS (1.1%)
Corning, Inc. .......................          38,500              1,732,500
Honeywell, Inc. .....................          20,900              1,574,031
Minnesota Mining &
  Manufacturing Co. .................          67,500              4,800,938
Textron, Inc. .......................          26,700              2,027,531
Tyco International Ltd. .............         106,786              8,055,669
                                                               -------------
  TOTAL DIVERSIFIED (1.1%) ..........                             18,190,669
                                                               -------------
TOTAL COMMON STOCKS (97.8%)
  (Cost $1,139,516,074) .............                          1,652,615,559
                                                               -------------
                                             PRINCIPAL
                                               AMOUNT
                                              -------
SHORT-TERM DEBT
  SECURITIES:
U.S. GOVERNMENT & AGENCIES
Federal Home Loan Bank
  4.77%, due 01/20/99 ...............    $10,000,000               9,973,083
Federal Home Loan Mortgage
  Corp.
  4.7%, due 01/04/99** ..............        200,000                 199,922
Student Loan Marketing
  Association
  4.28%, due 01/04/99** .............     14,700,000              14,694,757

THE HUDSON RIVER TRUST
ALLIANCE EQUITY INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1998


                                    PRINCIPAL         VALUE
                                      AMOUNT        (NOTE 1)
                                  ------------- ----------------
U.S. Treasury Bill
  3.62%, due 01/07/99** ......... $1,850,000     $    1,848,884
                                                 --------------
  TOTAL U.S. GOVERNMENT &
     AGENCIES (1.6%) ............                    26,716,646
                                                 --------------
TOTAL SHORT-TERM DEBT SECURITIES (1.6%)
  (Amortized Cost $26,716,646) ..                    26,716,646
                                                 --------------
TOTAL INVESTMENTS (99.4%)
  (Cost/Amortized Cost
     $1,166,232,720) ............                 1,679,332,205
OTHER ASSETS
  LESS LIABILITIES (0.6%) .......                    11,023,191
                                                 --------------
NET ASSETS (100.0%) .............                $1,690,355,396
                                                 ==============

----------
Financial Futures Contracts outstanding at December 31, 1998:



                                 EXPIRATION        NUMBER          ORIGINAL         VALUE AT        UNREALIZED
DESCRIPTION                         DATE        OF CONTRACTS         VALUE          12/31/98       APPRECIATION
-----------------------------   ------------   --------------   --------------   --------------   -------------
Long S&P 500 Index* .........   3/99           85                $25,961,551      $26,466,875        $505,324

----------
*     Non-income producing.

**    Security segregated as collateral on financial futures contracts.
      Glossary:
      ADR--American Depository Receipt




                       See Notes to Financial Statements.

THE HUDSON RIVER TRUST
ALLIANCE COMMON STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998




                                                  NUMBER                 VALUE
                                                OF SHARES              (NOTE 1)
                                           -------------------   --------------------
COMMON STOCKS:
BUSINESS SERVICES
PRINTING, PUBLISHING &
  BROADCASTING (8.1%)
CBS Corp. (a) ..........................    7,210,000            $  236,127,500
Chris Craft Industries, Inc.
  (Class B)*+ ..........................    1,262,939                60,857,849
Comcast Corp. (Class A) SPL ............    1,011,800                59,380,012
Liberty Media Group (Class A)*              4,251,444               195,832,139
MediaOne Group, Inc.* ..................      565,000                26,555,000
News Corp. Ltd. (ADR) ..................    2,930,200                77,467,162
Reuters Group PLC (ADR) ................    1,111,880                70,465,395
Tele-Communications, Inc.
  (Class A)* ...........................    1,148,710                63,538,022
Time Warner, Inc.  .....................      357,800                22,205,962
Viacom, Inc. (Class B) (a)* ............    3,180,800               235,379,200
                                                                 --------------
 TOTAL BUSINESS SERVICES (8.1%).                                  1,047,808,241
                                                                 --------------
CAPITAL GOODS
AEROSPACE (1.4%)
Loral Space &
  Communications (a)* ..................   10,121,000               180,280,312
                                                                 --------------
ELECTRICAL EQUIPMENT (0.6%)
Koninklijke Philips Electronics
  N.V. (a) .............................    1,173,000                79,397,437
                                                                 --------------
 TOTAL CAPITAL GOODS (2.0%) ............                            259,677,749
                                                                 --------------
CONSUMER CYCLICALS
AIRLINES (1.0%)
AMR Corp.* .............................      270,000                16,031,250
Delta Air Lines, Inc.  .................    1,924,600               100,079,200
Northwest Airlines Corp.
  (Class A)* ...........................      445,800                11,395,762
                                                                 --------------
                                                                    127,506,212
                                                                 --------------
AUTO RELATED (0.5%)
Republic Industries, Inc. (a)* .........    4,649,500                68,580,125
                                                                 --------------
FOOD SERVICES, LODGING (0.2%)
Starwood Hotels & Resorts ..............    1,094,151                24,823,551
                                                                 --------------
LEISURE RELATED (3.0%)
Carnival Corp. (Class A) ...............    1,432,200                68,745,600
Cendant Corp. (a)* .....................   16,373,600               312,121,750
Royal Caribbean Cruises Ltd. ...........       58,000                 2,146,000
                                                                 --------------
                                                                    383,013,350
                                                                 --------------
RETAIL--GENERAL (4.7%)
Home Depot, Inc. (a) ...................    4,444,000               271,917,250
Limited, Inc.  .........................    2,824,475                82,262,834
Lowe's Cos., Inc. ......................      622,800                31,879,575
Office Depot, Inc.* ....................    1,100,000                40,631,250
Tandy Corp. (a) ........................    3,110,800               128,126,075
Wal-Mart Stores, Inc.  .................      718,000                58,472,125
                                                                 --------------
                                                                    613,289,109
                                                                 --------------
 TOTAL CONSUMER CYCLICALS (9.4%)                                  1,217,212,347
                                                                 --------------
CONSUMER NONCYCLICALS
DRUGS (5.0%)
Astra AB (A Shares) ....................    2,811,666                57,478,396
Bristol-Myers Squibb Co. (a) ...........    2,032,000               271,907,000
Merck & Co., Inc. (a) ..................    1,503,200               222,003,850
Schering Plough Corp.  .................    1,696,000                93,704,000
                                                                 --------------
                                                                    645,093,246
                                                                 --------------


                                                  NUMBER                 VALUE
                                                OF SHARES              (NOTE 1)
                                           -------------------   --------------------
HOSPITAL SUPPLIES & SERVICES (1.3%)
Abbott Laboratories ....................    1,568,600            $   76,861,400
Columbia/HCA Healthcare Corp.               2,000,000                49,500,000
Medtronic, Inc. (a) ....................      557,800                41,416,650
                                                                 --------------
                                                                    167,778,050
                                                                 --------------
TOBACCO (2.8%)
Loews Corp.  ...........................    2,003,500               196,843,875
Philip Morris Cos., Inc.  ..............    3,158,200               168,963,700
                                                                 --------------
                                                                    365,807,575
                                                                 --------------
 TOTAL CONSUMER NONCYCLICALS (9.1%)
                                                                  1,178,678,871
                                                                 --------------
CREDIT SENSITIVE
BANKS (8.6%)
BankAmerica Corp. ......................    3,645,700               219,197,712
Bank of Tokyo-Mitsubishi Ltd. ..........    4,825,000                50,662,500
Chase Manhattan Corp. ..................    4,354,836               296,401,025
Citigroup, Inc. (a) ....................    8,343,798               413,017,976
First Union Corp. ......................    2,205,000               134,091,562
                                                                 --------------
                                                                  1,113,370,775
                                                                 --------------
FINANCIAL SERVICES (5.6%)
American Express Co.  ..................      722,400                73,865,400
Associates First Capital Corp.
  (Class A) ............................    3,030,000               128,396,250
Fleet Financial Group, Inc.  ...........      384,200                17,168,937
Household International, Inc.  .........    1,008,400                39,957,850
MBNA Corp. .............................   12,551,287               312,997,720
Morgan Stanley Dean
  Witter & Co.  ........................    1,103,166                78,324,786
Newcourt Credit Group, Inc.  ...........      169,200                 5,911,425
PMI Group, Inc.  .......................    1,217,200                60,099,250
                                                                 --------------
                                                                    716,721,618
                                                                 --------------
INSURANCE (5.4%)
Allstate Corp.  ........................      643,294                24,847,231
American International Group,
  Inc.  ................................    5,117,712               494,498,922
Hartford Financial Services
  Group, Inc.  .........................    1,092,200                59,934,475
Progressive Corp. (a) ..................      549,900                93,139,312
Providian Financial Corp.  .............      225,000                16,875,000
UNUM Corp.  ............................      174,000                10,157,250
                                                                 --------------
                                                                    699,452,190
                                                                 --------------
REAL ESTATE (1.1%)
CBL & Associates Properties,
  Inc. .................................      912,200                23,546,163
Macerich Co.  ..........................      717,500                18,385,938
Simon Property Group, Inc.  ............    1,443,000                41,125,500
Spieker Properties, Inc.  ..............    1,373,400                47,553,975
Summit Properties, Inc.  ...............      464,100                 8,005,725
                                                                 --------------
                                                                    138,617,301
                                                                 --------------
UTILITY--TELEPHONE (1.9%)
AT&T Corp.  ............................    1,652,156               124,324,739
BellSouth Corp.  .......................       21,648                 1,079,694
Telecomunicacoes Brasileiras
  S.A.-Telebras (ADR) (a) ..............    1,600,000               116,300,000
                                                                 --------------
                                                                    241,704,433
                                                                 --------------
 TOTAL CREDIT SENSITIVE (22.6%)                                   2,909,866,317
                                                                 --------------

THE HUDSON RIVER TRUST
ALLIANCE COMMON STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                                                                  NUMBER                 VALUE
                                                                                OF SHARES              (NOTE 1)
                                                                           -------------------   --------------------
ENERGY
OIL--DOMESTIC (1.6%)
Atlantic Richfield Co.  ................................................     2,975,200           $  194,131,800
Union Pacific Resources Group,
  Inc.  ................................................................       640,154                5,801,396
                                                                                                 --------------
                                                                                                    199,933,196
                                                                                                 --------------
OIL--SUPPLIES & CONSTRUCTION (1.4%)
Baker Hughes, Inc.  ....................................................     1,365,260               24,148,036
BJ Services Co. (a)* ...................................................     1,651,200               25,800,000
Halliburton Co. (a) ....................................................     2,800,000               82,950,000
Nabors Industries, Inc.* ...............................................       740,300               10,040,319
Transocean Offshore, Inc.  .............................................     1,365,800               36,620,513
                                                                                                 --------------
                                                                                                    179,558,868
                                                                                                 --------------
RAILROADS (0.2%)
Canadian Pacific Ltd.  .................................................     1,352,800               25,534,100
                                                                                                 --------------
 TOTAL ENERGY (3.2%) ...................................................                            405,026,164
                                                                                                 --------------
TECHNOLOGY
ELECTRONICS (16.2%)
Cisco Systems, Inc. (a)* ...............................................     5,779,750              536,433,047
EMC Corp. (a)* .........................................................       130,000               11,050,000
Ingram Micro, Inc. (Class A)*+ .........................................     2,400,000               83,700,000
Intel Corp. (a) ........................................................     1,550,000              183,771,875
National Semiconductor
  Corp. (a)* ...........................................................       460,000                6,210,000
Network Associates, Inc. (a)* ..........................................     5,169,400              342,472,750
SCI Systems, Inc. (a)*+ ................................................     3,576,000              206,514,000
Solectron Corp. (a)* ...................................................     1,650,000              153,346,875
Sterling Commerce, Inc.* ...............................................     2,878,582              129,536,190
Texas Instruments, Inc. (a) ............................................     3,840,000              328,560,000
3Com Corp. (a)* ........................................................     2,255,700              101,083,556
                                                                                                 --------------
                                                                                                  2,082,678,293
                                                                                                 --------------
OFFICE EQUIPMENT (7.8%)
Ceridian Corp.*+ .......................................................     3,815,000              266,334,688
Compaq Computer Corp. (a) ..............................................     2,775,000              116,376,563
International Business Machines
  Corp.  ...............................................................     3,200,000              591,200,000
Sterling Software, Inc.* ...............................................     1,172,400               31,728,075
                                                                                                 --------------
                                                                                                  1,005,639,326
                                                                                                 --------------
OFFICE EQUIPMENT SERVICES (1.6%)
First Data Corp. (a) ...................................................     2,415,000               76,525,313
HBO & Co.  .............................................................     1,025,000               29,404,688
Microsoft Corp. (a)* ...................................................       750,000              104,015,625
                                                                                                 --------------
                                                                                                    209,945,626
                                                                                                 --------------
TELECOMMUNICATIONS (18.5%)
ADC Telecommunications, Inc.*                                                1,415,000               49,171,250
AirTouch Communications,
  Inc. (a)* ............................................................     1,744,600              125,829,275
Alcatel S.A. (a) .......................................................     1,288,597               31,490,077
Global TeleSystems Group, Inc.*                                                153,300                8,546,475
Lucent Technologies, Inc. (a) ..........................................       750,000               82,500,000
Mannesmann AG ..........................................................     2,423,245              280,276,312
Mannesmann AG (ADR) ....................................................     1,437,000              164,895,750
MCI WorldCom, Inc. (a)* ................................................    15,866,815            1,138,443,976
Nextel Communications, Inc.
  (Class A) (a)* .......................................................     4,745,400              112,110,075
Nokia Oyj (A Shares) ...................................................       259,600               31,265,575


                                                                                  NUMBER                 VALUE
                                                                                OF SHARES              (NOTE 1)
                                                                           -------------------   --------------------
Tele-Communications TCI
  Ventures Group (Class A) (a)* ........................................    15,137,552           $  356,678,569
                                                                                                 --------------
                                                                                                  2,381,207,334
                                                                                                 --------------
 TOTAL TECHNOLOGY (44.1%) ..............................................                          5,679,470,579
                                                                                                 --------------
DIVERSIFIED (1.5%)
MISCELLANEOUS
Tyco International Ltd.  ...............................................     2,623,336              197,897,910
                                                                                                 --------------
TOTAL COMMON STOCKS (100.0%)
 (Cost $8,464,832,387) .................................................                         12,895,638,178
                                                                                                 --------------
PREFERRED STOCKS:
CONSUMER CYCLICALS (0.1%)
AUTO RELATED
Republic Industries, Inc.
  6.5% Exch. Conv.  ....................................................       470,400                7,173,600
                                                                                                 --------------
TOTAL PREFERRED STOCKS (0.1%)
 (Cost $11,561,746) ....................................................                              7,173,600
                                                                                                 --------------
                                                                                PRINCIPAL
                                                                                 AMOUNT
                                                                               ----------
LONG-TERM DEBT SECURITIES:
TECHNOLOGY (0.1%)
TELECOMMUNICATIONS
Global TeleSystems Group, Inc.
  5.75%, 07/01/10 ......................................................   $14,445,000               16,322,850
                                                                                                 --------------
TOTAL LONG-TERM DEBT SECURITIES (0.1%)
 (Cost $10,714,786) ....................................................                             16,322,850
                                                                                                 --------------
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER
Eastman Kodak Co.
  5.1%, due 02/03/99 ...................................................    25,000,000               24,883,583
Equilon Enterprises
  5.24%, due 02/18/99 ..................................................     3,000,000                2,979,200
General Motors Acceptance
  Corp.
  5.17%, due 01/27/99 ..................................................     8,000,000                7,970,244
Koch Industries
  5.05%, due 01/04/99 ..................................................    10,000,000                9,995,792
PepsiCo, Inc.
  5.24%, due 01/26/99 ..................................................     4,000,000                3,985,500
Pfizer Inc.
  5.25%, due 02/12/99 ..................................................    12,250,000               12,175,398
Procter & Gamble
  5.22%, due 01/27/99 ..................................................     4,000,000                3,984,978
Wood Street Funding
  5.2%, due 01/04/99 ...................................................     5,400,000                5,397,660
                                                                                                 --------------
 TOTAL COMMERCIAL PAPER (0.6%)
                                                                                                     71,372,355
                                                                                                 --------------
TIME DEPOSITS
Canadian Imperial Bank
  5.25%, due 01/04/99 ..................................................    58,800,000               58,800,000
Chase Manhattan Corp.
  4.5%, due 01/04/99 ...................................................    92,700,000               92,700,000
First National Bank of Chicago
  4.875%, due 01/04/99 .................................................   135,900,000              135,900,000
                                                                                                 --------------
 TOTAL TIME DEPOSITS (2.2%) ............................................                            287,400,000
                                                                                                 --------------
U.S. GOVERNMENT AGENCY (0.1%)
Student Loan Marketing
  Association
  4.28%, due 01/04/99 ..................................................    18,900,000               18,893,259
                                                                                                 --------------

THE HUDSON RIVER TRUST
ALLIANCE COMMON STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                                                                NUMBER OF              VALUE
                                                                              CONTRACTS (B)          (NOTE 1)
                                                                             ---------------   --------------------
TOTAL SHORT-TERM DEBT SECURITIES (2.9%)
 (Amortized Cost $377,665,614)                                                                 $   377,665,614
                                                                                               ---------------
TOTAL INVESTMENTS (103.1%)
  (Cost/Amortized Cost $8,864,774,533)                                                          13,296,800,242
                                                                                               ---------------
CALL OPTIONS WRITTEN* (c):
AirTouch Communications, Inc.:
  January @ $56.625 ......................................................   2,000                  (3,170,000)
  February @ $57.125 .....................................................   1,000                  (1,664,000)
  February @ $57.75 ......................................................   1,000                  (1,470,000)
  February @ $59.625 .....................................................   2,500                  (3,256,600)
  February @ $60.50 ......................................................   3,000                  (3,678,000)
  March @ $69.00..........................................................   1,500                    (942,000)
Alcatel S.A.:
  January @ $21.00 .......................................................   2,500                    (880,000)
  January @ $22.375 ......................................................   2,500                    (585,000)
  February @ $26.00 ......................................................   3,500                    (415,500)
  February @ $26.125 .....................................................   2,000                    (244,000)
  March @ $24.125.........................................................   2,000                    (478,000)
BJ Services Co.
  February @ $15.75.......................................................   3,000                    (435,000)
Bristol-Myers Squibb Co.
  March @ $131.75.........................................................   1,500                  (1,222,500)
CBS Corp.:
  January @ $28.125 ......................................................   2,500                  (1,195,000)
  January @ $28.50 .......................................................   4,000                  (1,778,500)
  January @ $29.25 .......................................................   2,000                    (800,000)
  January @ $29.50 .......................................................   3,500                  (1,306,000)
  February @ $28.5 .......................................................   3,000                  (1,551,000)
  February @ $29.875 .....................................................   3,000                  (1,014,000)
  February @ $31.50 ......................................................   2,500                    (617,500)
  March @ $31.625.........................................................   1,500                    (492,000)
Cendant Corp.:
  January @ $13.50 .......................................................   3,000                  (1,692,000)
  January @ $13.625 ......................................................   3,000                  (1,644,000)
  January @ $13.875 ......................................................   6,500                  (3,398,891)
  January @ $14.00 .......................................................   3,000                  (1,542,000)
  February @ $13.0625 ....................................................   3,000                  (1,824,000)
  February @ $15.125 .....................................................   3,000                  (1,326,000)
  February @ $19.25 ......................................................   3,000                    (558,000)
  February @ $19.50 ......................................................   6,000                    (926,118)
  February @ $19.875......................................................   2,500                    (330,000)
Cisco Systems, Inc.:
  January @ $64.25 .......................................................   6,000                 (17,166,000)
  January @ $64.5625 .....................................................   3,750                 (10,612,500)
  January @ $65.375 ......................................................   2,500                  (6,875,000)
  January @ $65.9375 .....................................................   1,500                  (4,083,345)
  January @ $67.00 .......................................................   2,000                  (5,212,000)
  January @ $67.1250 .....................................................   2,000                  (5,168,622)
  January @ $67.3125 .....................................................   2,000                  (5,172,000)
  January @ $67.6875 .....................................................   3,500                  (8,834,000)
  January @ $74.25 .......................................................   3,000                  (5,703,000)
  January @ $75.625 ......................................................   1,500                  (2,668,500)
  February @ $65.375 .....................................................   3,000                  (8,361,000)
  February @ $66.125 .....................................................   2,000                  (5,458,000)
  February @ $66.5625 ....................................................   2,000                  (5,390,000)
  February @ $72.125 .....................................................   1,500                  (3,297,000)
  February @ $73.25 ......................................................   1,500                  (3,198,000)
  February @ $75.375 .....................................................   1,500                  (2,777,790)
  February @ $76.25 ......................................................   1,000                  (1,780,000)
  February @ $77.00 ......................................................   1,500                  (2,526,000)


                                                                                NUMBER OF              VALUE
                                                                              CONTRACTS (B)          (NOTE 1)
                                                                             ---------------   --------------------
  February @ $78.00 ......................................................   1,000             $    (1,680,000)
  February @ $78.375 .....................................................   2,000                  (3,296,000)
  February @ $81.375 .....................................................   1,500                  (2,154,000)
  March @ $94.25 .........................................................   4,000                  (3,082,860)
  March @ $95.250.........................................................   1,500                  (1,129,500)
Citigroup, Inc.:
  January @ $42.875 ......................................................   2,000                  (1,424,000)
  January @ $43.6250 .....................................................   3,000                  (1,815,000)
  January @ $43.875 ......................................................   2,500                  (1,600,000)
  January @ $45.00 .......................................................   3,000                  (1,416,000)
  January @ $45.375 ......................................................   4,000                  (1,984,000)
  January @ $46.00........................................................   3,000                  (1,251,000)
Compaq Computer Corp.
  February @ $40.125......................................................   2,250                  (1,003,500)
EMC Corp.
  February @ $75.5625.....................................................   1,000                  (1,177,000)
First Data Corp.
  January @ $27.50........................................................   2,000                  (1,023,280)
Halliburton Co.:
  January @ $31.375 ......................................................   3,000                    (345,000)
  January @ $32.50 .......................................................   3,000                    (207,000)
  January @ $37.625 ......................................................   2,500                     (15,000)
  January @ $37.875 ......................................................   2,500                     (25,000)
  February @ $30.875 .....................................................   5,000                    (937,688)
  February @ $31.6250 ....................................................   1,500                    (127,500)
  February @ $31.750 .....................................................   3,000                    (407,580)
  February @ $32.00 ......................................................   3,000                    (483,210)
  February @ $32.1875 ....................................................   3,000                    (414,000)
  March @ $32.250.........................................................   1,500                    (270,150)
Home Depot, Inc.:
  March @ $59.625 ........................................................   2,000                    (890,000)
  March @ $60.875.........................................................   1,500                    (615,000)
Ingram Micro, Inc. (Class A):
  January @ $43.50 .......................................................   3,000                     (27,000)
  January @ $45.8125 .....................................................   3,000                        (738)
  January @ $46.125 ......................................................   1,500                      (9,000)
  January @ $46.500 ......................................................   3,000                           0
  February @ $40.375 .....................................................   2,500                    (222,500)
  February @ $42.125 .....................................................   2,500                     (83,005)
  February @ $42.50 ......................................................   3,000                    (171,000)
  February @ $43.25 ......................................................   2,500                     (46,570)
  February @ $46.25.......................................................   3,000                    (126,000)
Intel Corp.:
  January @ $95.25 .......................................................   2,500                  (5,885,000)
  January @ $96.875 ......................................................   1,000                  (2,195,860)
  January @ $103.00 ......................................................   1,500                  (2,442,000)
  January @ $105.875 .....................................................   1,000                  (1,419,000)
  January @ $110.50 ......................................................   1,000                  (1,100,000)
  February @ $114.875 ....................................................   1,500                  (1,263,945)
  March @ $123.75.........................................................   1,500                    (952,500)
Koninklijke Philips Electronics N.V.:
  February @ $60.25 ......................................................   1,500                  (1,413,000)
  March @ $66.75..........................................................   2,000                  (1,186,000)
Loral Space & Communications:
  February @ $17.5625 ....................................................   1,500                    (270,000)
  February @ $17.75 ......................................................   3,000                    (597,000)
  February @ $18.00 ......................................................   3,000                    (534,000)
  February @ $18.125 .....................................................   3,000                    (506,190)
  February @ $19.625......................................................   3,500                    (311,500)
Lucent Technologies, Inc.:
  January @ $89.6875 .....................................................   3,000                  (6,216,000)
  February @ $87.625......................................................   1,500                  (3,433,500)

THE HUDSON RIVER TRUST
ALLIANCE COMMON STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                     NUMBER OF              VALUE
                                   CONTRACTS (B)          (NOTE 1)
                                  ---------------   --------------------
  February @ $90.00 ...........   3,000             $    (6,222,000)
MCI WorldCom, Inc.:
  January @ $53.78 ............   3,500                  (6,374,200)
  January @ $55.00 ............   2,500                  (4,265,000)
  January @ $55.8125 ..........   3,000                  (4,863,000)
  January @ $55.875 ...........   3,000                  (4,794,000)
  January @ $56.00 ............   3,500                  (5,582,500)
  January @ $58.50 ............   3,000                  (4,065,000)
  January @ $58.875 ...........   2,500                  (3,283,325)
  January @ $60.125 ...........   3,000                  (3,629,700)
  February @ $54.28 ...........   2,000                  (3,572,000)
  February @ $55.00 ...........   6,000                 (10,281,000)
  February @ $56.25 ...........   3,000                  (4,832,880)
  February @ $58.125 ..........   3,500                  (5,001,500)
  February @ $60.00 ...........   2,500                  (3,157,500)
  February @ $60.87 ...........   2,000                  (2,316,000)
  February @ $61.375 ..........   2,500                  (2,940,000)
  February @ $62.35 ...........   2,000                  (2,016,000)
  February @ $63.00 ...........   2,500                  (2,500,000)
  February @ $69.9375 .........   4,000                  (2,192,000)
  February @ $70.0625 .........   4,000                  (2,200,000)
  March @ $69.25 ..............   4,000                  (2,201,160)
  March @ $70.75 ..............   2,000                  (1,024,000)
  March @ $74.10...............   2,500                    (805,000)
Medtronic, Inc.
  January @ $62.375 ...........   2,000                  (2,384,000)
Merck & Co., Inc.
  February @ $155.375..........   2,500                    (725,000)
Microsoft Corp.:
  January @ $109.375 ..........   4,000                 (11,793,440)
  January @ $111.00 ...........   1,500                  (4,225,500)
  January @ $112.625...........   2,000                  (5,286,000)
National Semiconductor Corp.:
  January @ $14.5625 ..........   2,000                    (136,000)
  February @ $13.75............   2,500                    (262,500)
Network Associates, Inc.:
  January @ $45.5625 ..........   2,500                  (5,205,000)
  February @ $63.1022 .........   1,950                  (1,472,250)
  February @ $63.4375..........     550                    (402,050)
Nextel Communications, Inc.
  (Class A):
  February @ $20.75 ...........   3,000                  (1,198,440)
  February @ $21.375 ..........   1,500                    (517,500)
  March @ $20.50 ..............   2,500                  (1,055,000)
  March @ $20.5516.............   3,000                  (1,221,000)
Progressive Corp.
  January @ $143.284 ..........   1,000                  (2,618,000)
Republic Industries, Inc.:
  January @ $17.50 ............   5,500                     (78,048)
  January @ $17.6875 ..........   2,000                        (510)
  January @ $17.75.............   3,000                     (27,000)
SCI Systems, Inc.:
  January @ $40.125 ...........   1,500                  (2,649,000)
  January @ $40.75 ............   3,000                  (5,175,000)
  January @ $41.50 ............   3,000                  (4,971,000)
  January @ $41.6215 ..........   2,000                  (3,240,000)
  January @ $44.69 ............   1,950                  (2,578,655)
  January @ $45.2309...........   1,050                  (1,334,559)
Solectron Corp.:
  January @ $65.375 ...........   1,000                  (2,768,000)
  February @ $68.00 ...........   1,000                  (2,543,000)
  February @ $73.7561 .........   2,000                  (4,036,800)


                                     NUMBER OF              VALUE
                                   CONTRACTS (B)          (NOTE 1)
                                  ---------------   --------------------
  February @ $74.250 ..........   1,000             $    (1,990,000)
  February @ $80.875 ..........   2,000                  (3,048,000)
  March @ $88.250 .............   1,500                  (1,489,500)
  March @ $89.50...............   1,000                  (1,009,000)
Tandy Corp.:
  February @ $40.00 ...........   3,000                    (978,000)
  February @ $40.50 ...........   2,000                    (622,000)
  February @ $41.00 ...........   2,000                    (487,620)
  February @ $41.9981..........   4,000                  (1,096,000)
Tele-Communications TCI
  Ventures Group (Class A):
  January @ $19.25 ............   2,000                    (916,000)
  January @ $19.6875 ..........   2,500                  (1,035,000)
  January @ $18.6875 ..........   3,000                  (1,542,000)
  February @ $20.4271 .........     360                    (132,120)
  February @ $20.6198 .........   1,200                    (422,400)
Telecomunicacoes Brasileiras
  S.A.-Telebras (ADR):
  January @ $74.5 .............   3,000                    (228,000)
  January @ $81.75 ............   3,000                     (94,818)
  January @ $81.875 ...........   2,000                    (450,000)
  January @ $84.00 ............   1,500                    (236,516)
  January @ $86.00 ............   2,000                    (167,116)
  February @ $83.75 ...........   2,000                    (414,000)
  February @ $85.5625 .........   1,500                    (303,000)
  February @ $93.00............   1,000                    (144,000)
Texas Instruments, Inc.:
  January @ $62.625 ...........   2,000                  (4,622,000)
  January @ $63.25 ............   2,000                  (4,524,000)
  January @ $63.625 ...........   3,500                  (7,763,000)
  January @ $64.00 ............   2,000                  (4,216,000)
  January @ $68.5 .............   2,000                  (3,490,000)
  January @ $75.00 ............   1,000                  (1,115,381)
  January @ $78.0625 ..........   2,000                  (1,906,000)
  January @ $78.125 ...........   1,000                    (928,000)
  February @ $67.5625 .........   1,500                  (2,799,000)
  February @ $68.25 ...........   2,000                  (3,580,000)
  February @ $69.125 ..........   1,500                  (2,632,530)
  February @ $72.750 ..........   2,000                  (2,823,996)
  February @ $76.125 ..........   2,500                  (2,939,448)
  February @ $77.00 ...........   2,000                  (2,438,680)
  February @ $77.375 ..........   2,000                  (2,084,000)
  February @ $78.5 ............   3,500                  (3,524,820)
  February @ $84.75 ...........   2,000                  (1,322,548)
  February @ $88.75............   1,000                    (541,000)
Viacom, Inc. (Class B):
  January @ $59.74 ............   1,050                  (1,510,950)
  January @ $59.75 ............     850                  (1,223,150)
  January @ $60.50 ............   1,500                  (2,064,000)
  January @ $60.75 ............   2,000                  (2,678,000)
  January @ $61.00 ............   2,000                  (2,640,000)
  January @ $61.53 ............   2,500                  (3,205,000)
  January @ $62.875 ...........   2,000                  (2,252,000)
  February @ $64.625 ..........   2,000                  (2,012,000)
  February @ $64.75 ...........   2,000                  (2,042,000)
  February @ $65.163 ..........   1,500                  (1,461,000)
  February @ $65.50 ...........   2,000                  (1,892,000)
  February @ $67.125 ..........   2,000                  (1,550,000)
  February @ $67.50 ...........   2,000                  (1,588,280)
  March @ $72.125..............   1,500                    (790,500)

THE HUDSON RIVER TRUST
ALLIANCE COMMON STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1998


                                       NUMBER OF            VALUE
                                     CONTRACTS (B)        (NOTE 1)
                                    --------------- --------------------
3Com Corp.:
  January @ $33.75 ................ 2,500           $    (2,850,000)
  January @ $34.8125 .............. 2,500                (2,512,790)
  January @ $34.875 ............... 2,000                (2,052,000)
  January @ $35.00 ................ 2,500                (2,487,842)
  January @ $35.125 ............... 2,500                (2,472,500)
  February @ $39.50 ............... 1,000                  (668,000)
  February @ $40.9375 ............. 2,500                (1,382,500)
  March @ $47.625 ................. 1,500                  (480,000)
                                                    ---------------
TOTAL CALL OPTIONS WRITTEN (-3.7%)
  (Premiums Received $195,807,516)                     (471,793,964)
                                                    ---------------
OTHER ASSETS
  LESS LIABILITIES (0.6%) .........                      71,114,540
                                                    ---------------
NET ASSETS (100.0%) ...............                 $12,896,120,818
                                                    ===============


----------
*     Non-income producing.
+ Affiliated company as defined under the Investment Company Act of 1940 (See Note 6).
(a) Fully or partially pledged as collateral on outstanding written call options.
(b)   One contract relates to 100 shares.
(c) Covered call option contracts written in connection with securities held.
      Glossary:
      ADR--American Depository Receipt




                      See Notes to Financial Statements.

THE HUDSON RIVER TRUST
ALLIANCE GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998




                                                                                  NUMBER                 VALUE
                                                                                 OF SHARES             (NOTE 1)
                                                                           --------------------   ------------------
COMMON STOCKS AND
  OTHER INVESTMENTS:
BASIC MATERIALS (1.0%)
CHEMICALS
Akzo Nobel N.V. ........................................................       310,000            $14,114,170
                                                                                                  -----------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (0.7%)
Waste Management, Inc. .................................................       223,050             10,399,706
                                                                                                  -----------
PRINTING, PUBLISHING &
  BROADCASTING (3.1%)
CBS Corp. ..............................................................       240,000              7,860,000
Liberty Media Group (Class A)* .........................................       306,312             14,109,496
Reuters Group PLC ......................................................       400,000              4,199,527
Reuters Group PLC (ADR) ................................................        78,620              4,982,543
Scripps Co. (E.W.) (Class A) ...........................................       100,000              4,975,000
TVI Televisao Independente SA*                                                   1,175                      0
United News & Media PLC ................................................       800,000              7,014,742
                                                                                                  -----------
                                                                                                   43,141,308
                                                                                                  -----------
TRUCKING, SHIPPING (0.1%) ..............................................
Fukuyama Transporting Co., Ltd.                                                159,000                690,386
                                                                                                  -----------
 TOTAL BUSINESS SERVICES (3.9%)                                                                    54,231,400
                                                                                                  -----------
CAPITAL GOODS
BUILDING & CONSTRUCTION (1.1%)
ABB AG .................................................................         7,000              8,217,281
Daito Trust Construction
  Co. Ltd. .............................................................       846,600              7,344,452
                                                                                                  -----------
                                                                                                   15,561,733
                                                                                                  -----------
BUILDING MATERIALS & FOREST
  PRODUCTS (0.7%)
Lafarge SA .............................................................       100,000              9,499,955
                                                                                                  -----------
ELECTRICAL EQUIPMENT (0.6%)
Schneider SA ...........................................................       146,000              8,854,817
                                                                                                  -----------
MACHINERY (1.6%)
AlliedSignal, Inc. .....................................................       222,000              9,837,375
United Technologies Corp. ..............................................       120,000             13,050,000
                                                                                                  -----------
                                                                                                   22,887,375
                                                                                                  -----------
 TOTAL CAPITAL GOODS (4.0%) ............................................                           56,803,880
                                                                                                  -----------
CONSUMER CYCLICALS
AIRLINES (1.2%)
British Airways PLC ....................................................       845,000              5,697,585
Continental Airlines, Inc.
  (Class B)* ...........................................................       129,000              4,321,500
KLM ....................................................................       185,000              5,595,612
Northwest Airlines Corp.
  (Class A)* ...........................................................        51,100              1,306,244
                                                                                                  -----------
                                                                                                   16,920,941
                                                                                                  -----------
AUTO RELATED (0.4%)
Autoliv, Inc. ..........................................................       174,000              6,254,393
                                                                                                  -----------
AUTOS & TRUCKS (1.2%)
Honda Motor Co. Ltd. ...................................................       202,000              6,640,850
Volkswagen AG ..........................................................       121,000              9,787,459
                                                                                                  -----------
                                                                                                   16,428,309
                                                                                                  -----------
FOOD SERVICES, LODGING (0.5%)
Compass Group PLC ......................................................       625,800              7,168,868
                                                                                                  -----------


                                                                                  NUMBER                 VALUE
                                                                                 OF SHARES             (NOTE 1)
                                                                           --------------------   ------------------
HOUSEHOLD FURNITURE, APPLIANCES (0.6%)
Sony Corp. .............................................................       112,400            $ 8,197,182
                                                                                                  -----------
LEISURE RELATED (3.0%)
Carnival Corp. (Class A) ...............................................       360,000             17,280,000
Harley-Davidson, Inc. ..................................................       312,400             14,799,950
Hoyts Cinemas Group+ ...................................................     1,370,000              1,150,068
Ladbroke Group PLC .....................................................     1,250,000              5,022,711
Nintendo Co. Ltd. ......................................................        34,100              3,308,773
                                                                                                  -----------
                                                                                                   41,561,502
                                                                                                  -----------
PHOTO & OPTICAL (0.7%)
Fuji Photo Film Co. ....................................................       264,000              9,825,432
                                                                                                  -----------
RETAIL--GENERAL (4.8%)
Dayton Hudson Corp. ....................................................       150,000              8,137,500
Dixons Group PLC .......................................................       800,000             11,254,201
Home Depot, Inc. .......................................................       331,200             20,265,300
Japan Airport Terminal Co. Ltd.                                                    800                  4,927
Koninklijke Ahold NV ...................................................       439,000             16,223,761
Wal-Mart Stores, Inc. ..................................................       150,000             12,215,625
                                                                                                  -----------
                                                                                                   68,101,314
                                                                                                  -----------
 TOTAL CONSUMER CYCLICALS (12.4%)
                                                                                                  174,457,941
                                                                                                  -----------
CONSUMER NONCYCLICALS
BEVERAGES (1.8%)
Coca-Cola Amatil, Ltd. .................................................     1,135,000              4,228,457
Diageo PLC .............................................................     1,804,800             20,539,803
                                                                                                  -----------
                                                                                                   24,768,260
                                                                                                  -----------
DRUGS (8.6%)
Astra AB (A Shares) ....................................................       240,000              4,906,278
Bristol-Myers Squibb Co. ...............................................       194,000             25,959,625
Merck & Co., Inc. ......................................................        74,100             10,943,644
Novartis AG ............................................................         2,058              4,051,476
Novartis AG (ADR) ......................................................        20,000              1,965,810
Orion-Yhtyma Oy (B Shares) .............................................       182,000              4,368,899
Pfizer, Inc. ...........................................................       132,000             16,557,750
Sanofi SA ..............................................................        85,000             13,990,518
Santen Pharmaceutical Co. Ltd. .........................................       600,000             11,537,439
Schering Plough Corp. ..................................................       192,000             10,608,000
Smithkline Beecham PLC .................................................       200,000              2,795,248
Takeda Chemical Inds. ..................................................        71,000              2,736,819
Yamanouchi Pharmaceutical
  Co. Ltd. .............................................................       354,000             11,418,343
                                                                                                  -----------
                                                                                                  121,839,849
                                                                                                  -----------
FOODS (1.7%)
Nestle SA ..............................................................        11,000             23,981,043
                                                                                                  -----------
HOSPITAL SUPPLIES & SERVICES (0.2%)
Boston Scientific Corp.* ...............................................        83,300              2,233,481
                                                                                                  -----------
RETAIL--FOOD (1.9%)
Familymart Co. .........................................................       228,700             11,429,934
Kroger Co.* ............................................................       250,000             15,125,000
Seven-Eleven Japan Co. Ltd. ............................................           800                 64,510
                                                                                                  -----------
                                                                                                   26,619,444
                                                                                                  -----------
SOAPS & TOILETRIES (2.5%)
Avon Products, Inc. ....................................................       260,000             11,505,000
Gillette Co. ...........................................................       267,400             12,918,763
Kao Corp. ..............................................................       290,000              6,552,946
Shiseido Co., Ltd. .....................................................       300,000              3,859,991
                                                                                                  -----------
                                                                                                   34,836,700
                                                                                                  -----------

THE HUDSON RIVER TRUST
ALLIANCE GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                              NUMBER                 VALUE
                                             OF SHARES             (NOTE 1)
                                       --------------------   ------------------
TOBACCO (4.5%)
Japan Tobacco, Inc. ................         1,040            $  10,413,824
Philip Morris Cos., Inc. ...........       480,400               25,701,400
Seita ..............................       236,000               14,777,708
Tabacalera SA--A ...................       515,000               12,972,840
                                                              -------------
                                                                 63,865,772
                                                              -------------
 TOTAL CONSUMER NONCYCLICALS (21.2%)                            298,144,549
                                                              -------------
CREDIT SENSITIVE
BANKS (9.8%)
Banco Bilbao Vizcaya SA ............       460,000                7,201,661
Bank of Scotland ...................     1,340,000               15,985,824
Bank of Tokyo-Mitsubishi Ltd. ......       500,000                5,183,872
BankAmerica Corp. ..................       297,100               17,863,137
Chase Manhattan Corp. ..............       318,976               21,710,304
Citigroup, Inc. ....................       549,699               27,210,100
ForeningsSparbanken AB .............       398,700               10,342,093
Royal Bank of Scotland PLC .........       697,000               11,133,074
Standard Chartered PLC .............       297,900                3,452,254
Tokai Bank .........................     1,180,000                5,583,695
UBS AG--Registered .................         6,000                1,846,154
Unicredito Italiano Spa ............     1,740,000               10,307,409
                                                              -------------
                                                                137,819,577
                                                              -------------
FINANCIAL SERVICES (5.5%)
Associates First Capital Corp.
  (Class A) ........................       438,000               18,560,250
CMIC Finance & Securities
  Public Co. Ltd.* .................       724,700                        0
Credit Saison Co. ..................       354,450                8,747,393
Daiwa Securities Co. Ltd. ..........     1,750,000                5,985,822
MBNA Corp. .........................       837,150               20,876,428
Morgan Stanley Dean Witter &
  Co. ..............................       156,300               11,097,300
Newcourt Credit Group, Inc. ........       200,000                6,961,613
Schwab (Charles) Corp. .............        99,700                5,601,894
                                                              -------------
                                                                 77,830,700
                                                              -------------
INSURANCE (4.3%)
American International
  Group, Inc. ......................       239,062               23,099,366
ING Groep N.V. .....................       270,000               16,462,538
SunAmerica, Inc. ...................        47,000                3,812,875
Zurich Allied AG ...................        23,500               17,425,811
                                                              -------------
                                                                 60,800,590
                                                              -------------
REAL ESTATE (0.0%)
Mandamus AB* .......................           485                    2,725
                                                              -------------
UTILITY--ELECTRIC (0.8%)
AES Corp.* .........................       240,000               11,370,000
                                                              -------------
UTILITY--TELEPHONE (2.5%)
Hellenic Telecommunication
  Organization SA ..................         5,838                  155,399
Telecom Italia Spa .................     1,670,000               14,240,702
Telecomunicacoes Brasileiras
  S.A.-Telebras (ADR)* .............       100,000                7,268,750
Telefonica de Espana ...............       300,000               13,319,730
Telefonica S.A.--Bonus Rights* .....         6,000                    5,319
                                                              -------------
                                                                 34,989,900
                                                              -------------
 TOTAL CREDIT SENSITIVE (22.9%)                                 322,813,492
                                                              -------------


                                              NUMBER                 VALUE
                                             OF SHARES             (NOTE 1)
                                       --------------------   ------------------
ENERGY
OIL--INTERNATIONAL (1.7%)
ENI Spa ............................       840,000            $   5,486,544
Repsol SA ..........................       185,000                9,853,996
Total SA--B ........................        85,000                8,607,210
                                                              -------------
                                                                 23,947,750
                                                              -------------
OIL--SUPPLIES & CONSTRUCTION (1.2%)
BJ Services Co.* ...................       104,000                1,625,000
Halliburton Co. ....................       378,900               11,224,912
Noble Drilling Corp.* ..............       297,000                3,842,438
                                                              -------------
                                                                 16,692,350
                                                              -------------
 TOTAL ENERGY (2.9%) ...............                             40,640,100
                                                              -------------
TECHNOLOGY
ELECTRONICS (7.7%)
Altera Corp.* ......................       256,000               15,584,000
Cisco Systems, Inc.* ...............       400,425               37,164,445
Intel Corp. ........................        32,000                3,794,000
Sanmina Corp.* .....................       226,000               14,125,000
Solectron Corp.* ...................       338,200               31,431,463
TDK Corp. ..........................        69,000                6,316,083
                                                              -------------
                                                                108,414,991
                                                              -------------
OFFICE EQUIPMENT (3.3%)
Canon, Inc. ........................       329,000                7,040,629
Compaq Computer Corp. ..............       457,000               19,165,438
Dell Computer Corp.* ...............       274,000               20,053,375
                                                              -------------
                                                                 46,259,442
                                                              -------------
OFFICE EQUIPMENT SERVICES (2.1%)
Microsoft Corp.* ...................       180,000               24,963,750
Misys PLC ..........................       728,000                5,302,353
                                                              -------------
                                                                 30,266,103
                                                              -------------
TELECOMMUNICATIONS (5.7%)
MCI WorldCom, Inc.* ................       500,097               35,881,960
Northern Telecommunications
  Ltd. .............................       125,000                6,265,625
NTT Mobile Communication
  Network, Inc. ....................           200                8,241,028
Tele-Communications TCI
  Ventures Group (Class A)* ........       885,350               20,861,059
Vodafone Group PLC .................       540,000                8,769,092
                                                              -------------
                                                                 80,018,764
                                                              -------------
 TOTAL TECHNOLOGY (18.8%) ..........                            264,959,300
                                                              -------------
DIVERSIFIED
MISCELLANEOUS (2.6%)
Tomkins PLC ........................     2,000,000                9,433,962
Tyco International Ltd. ............       254,984               19,235,356
U.S. Industries, Inc. ..............       395,000                7,356,875
                                                              -------------
 TOTAL DIVERSIFIED (2.6%) ..........                             36,026,193
                                                              -------------
TOTAL COMMON STOCKS AND OTHER
  INVESTMENTS (89.7%)
  (Cost $999,076,579)...............                          1,262,191,025
                                                              -------------

THE HUDSON RIVER TRUST
ALLIANCE GLOBAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1998


                                         NUMBER          VALUE
                                        OF SHARES       (NOTE 1)
                                      ------------   -------------
PREFERRED STOCKS:
BUSINESS SERVICES (0.5%)
PRINTING, PUBLISHING &
  BROADCASTING
ProSieben Media AG ................      148,000      $ 7,086,949
                                                      -----------
CONSUMER CYCLICALS (0.4%)
RETAIL--GENERAL
Hornbach Holding AG ...............       87,449        5,221,227
                                                      -----------
CONSUMER NONCYCLICALS (0.2%)
SOAPS & TOILETRIES
Wella AG ..........................        3,130        2,629,463
                                                      -----------
TECHNOLOGY (1.9%)
TELECOMMUNICATIONS
Nokia Oyj (A Shares) ..............      228,000       27,723,355
                                                      -----------
TOTAL PREFERRED STOCKS (3.0%)
 (Cost $30,478,415) ...............                    42,660,994
                                                      -----------
                                      PRINCIPAL
                                        AMOUNT
                                      ---------
LONG-TERM DEBT SECURITIES:
CREDIT SENSITIVE (0.0%)
BANKS
Grupo Financiero Banorte
  Zero Coupon, 12/05/02 ...........    $ 165,700           16,741
                                                      -----------
TOTAL LONG-TERM DEBT SECURITIES (0.0%)
 (Amortized Cost $20,239) .........                        16,741
                                                      -----------


                                 PRINCIPAL          VALUE
                                  AMOUNT          (NOTE 1)
                              -------------- ------------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES
Federal Home Loan Bank
  4.77%, due 01/20/99 .......  $30,000,000     $   29,919,250
Federal Home Loan Mortgage
  Corp.:
 4.7%, due 01/04/99 .........   64,600,000         64,574,698
 5.1%, due 01/14/99 .........   20,000,000         19,963,311
                                               --------------
 TOTAL U.S. GOVERNMENT AGENCIES (8.1%)            114,457,259
                                               --------------
TOTAL SHORT-TERM DEBT SECURITIES (8.1%)
 (Amortized Cost $114,457,259)                    114,457,259
                                               --------------
TOTAL INVESTMENTS (100.8%)
 (Cost/Amortized Cost $1,144,032,492)           1,419,326,019
OTHER ASSETS
  LESS LIABILITIES (-0.8%) ..                     (11,123,246)
                                               --------------
NET ASSETS (100.0%) .........                  $1,408,202,773
                                               ==============


----------
*     Non-income producing.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1998, these securities amounted to $1,150,068 or 0.1% of net assets.
      Glossary:
      ADR--American Depository Receipt
      GDR--Global Depository Receipt






                      See Notes to Financial Statements.

THE HUDSON RIVER TRUST
ALLIANCE INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998




                                               NUMBER                VALUE
                                              OF SHARES             (NOTE 1)
                                        --------------------   -----------------
COMMON STOCKS AND OTHER
  INVESTMENTS:
AUSTRALIA
Brambles Industries Ltd. ............         60,000           $1,461,406
Broken Hill Proprietary Co. Ltd.              30,000              220,939
E.R.G. Limited ......................      1,000,000              625,004
Hoyts Cinemas Group+ ................        450,000              377,760
Oil Search Ltd. .....................        400,000              404,414
Orogen Minerals Ltd. (GDR)+ .........         50,000              515,000
Powertel Ltd.* ......................        450,000              281,252
QCT Resources Ltd. ..................        185,000              111,091
Southern Pacific Petroleum ..........        250,000              249,695
                                                               ----------
  TOTAL AUSTRALIA (2.0%) ............                           4,246,561
                                                               ----------
AUSTRIA
Austria Tabakwerke AG ...............         24,400            1,870,760
Erste Bank Der Oesterreichischen
  Sparkassen AG .....................          5,470              292,732
KTM Motorradholding AG ..............         10,000              672,892
Mayr-Melnhof Karton AG+ .............         18,000              841,244
OMV AG ..............................          3,000              282,717
                                                               ----------
  TOTAL AUSTRIA (1.9%) ..............                           3,960,345
                                                               ----------
BELGIUM
Mobistar SA* ........................          8,000              401,504
Virgin Express Holdings PLC
  (ADR)* ............................         50,000              400,000
                                                               ----------
  TOTAL BELGIUM (0.4%) ..............                             801,504
                                                               ----------
BRAZIL (0.4%)
Cia Paranaense de Energia-Copel
  (ADR) .............................        115,000              819,375
                                                               ----------
CANADA
Boardwalk Equities, Inc.* ...........         40,000              439,818
Fracmaster Ltd.+ ....................        214,300              627,424
National Bank of Canada .............         50,000              806,766
Rofin-Sinar Technologies, Inc.* .....         35,000              328,125
Talisman Energy, Inc.* ..............         20,000              350,683
                                                               ----------
  TOTAL CANADA (1.2%) ...............                           2,552,816
                                                               ----------
CHILE (0.0%)
Enersis S.A. (ADR) ..................          1,000               25,812
                                                               ----------
DENMARK
Carli Gry International A/S .........         20,000            1,206,693
Coloplast A/S B .....................          7,000              831,707
Vestas Wind Systems A/S* ............          5,300              283,966
                                                               ----------
  TOTAL DENMARK (1.1%) ..............                           2,322,366
                                                               ----------
FINLAND
Amer Group Ltd.* ....................         33,900              350,372
Fortum Oyj* .........................         52,301              317,973
Helsinki Telephone Corp. ............         30,500            1,812,432
Kesko ...............................         28,000              417,341
Nokia Oyj (A Shares) ................          6,000              722,625
Orion-Yhtyma Oy (B Shares) ..........         56,000            1,344,277
Sampo Insurance Co. (A Shares)                25,000              948,725
                                                               ----------
  TOTAL FINLAND (2.8%) ..............                           5,913,745
                                                               ----------


                                               NUMBER                VALUE
                                              OF SHARES             (NOTE 1)
                                        --------------------   -----------------
FRANCE
Accor SA ............................       5,500              $1,190,625
Banque Nationale de Paris ...........         700                  57,633
Bouygues Offshore SA (ADR) ..........      22,000                 233,750
Canal Plus ..........................       3,000                 818,499
Carrefour ...........................       1,000                 754,808
Cie de St. Gobain ...................         250                  35,289
Cie Generale de Geophysique
  SA (ADR)* .........................      68,000                 739,500
Essilor International ...............       4,000               1,574,381
France Telecom SA ...................      20,000               1,588,693
Lafarge SA ..........................       7,000                 664,997
Louis Dreyfus Citrus ................      23,000                 576,492
Michelin (CGDE), (Class B) ..........       7,000                 279,900
Moulinex* ...........................      25,000                 384,650
PSA Peugeot Citroen .................         200                  30,951
Sanofi SA ...........................      12,000               1,975,132
Schneider SA ........................      11,000                 667,144
Seita ...............................      18,000               1,127,113
Societe Generale ....................       3,000                 485,732
Suez Lyonnaise des Eaux .............       4,000                 821,540
Total SA-B ..........................       5,480                 554,912
Vivendi .............................       7,540               1,955,989
                                                               ----------
  TOTAL FRANCE (7.8%) ...............                          16,517,730
                                                               ----------
GERMANY
Allianz AG ..........................       1,500                 558,056
Apcoa Parking AG ....................         800                  56,646
Bayer AG ............................       4,500                 188,884
B.U.S. Berzelius Umwelt-Service
  AG ................................      25,200                 393,159
Deutsche Bank AG ....................       3,000                 176,922
SGL Carbon AG+ ......................       9,500                 575,187
                                                               ----------
  TOTAL GERMANY (0.9%) ..............                           1,948,854
                                                               ----------
GREECE
A.G. Petzetakis SA* .................     200,000               1,393,455
Hellenic Telecommunication
  Organization SA ...................      17,138                 456,197
                                                               ----------
  TOTAL GREECE (0.9%) ...............                           1,849,652
                                                               ----------
HONG KONG
Aeon Credit Service (Asia) Co.
  Ltd. ..............................     658,000                 135,893
Cheung Kong Holdings Ltd. ...........      50,000                 359,805
Guangdong Kelon Electrical
  Holdings Co. Ltd. .................     800,000                 712,511
HSBC Holdings PLC (H.K.$) ...........       9,200                 229,191
JCG Holdings Ltd. ...................     250,000                  80,674
VTech Holdings Ltd. .................      50,000                 218,142
                                                               ----------
  TOTAL HONG KONG (0.8%) ............                           1,736,216
                                                               ----------
HUNGARY (0.8%)
Magyar Tavkozlesi Rt (ADR) ..........      60,000               1,788,750
                                                               ----------
INDIA
Videsh Sanchar Nigam Ltd.
  (GDR)+ ............................       1,000                  12,250
Videsh Sanchar Nigam Ltd.
  (GDR) .............................      51,000                 573,750
                                                               ----------
  TOTAL INDIA (0.3%) ................                             586,000
                                                               ----------

THE HUDSON RIVER TRUST
ALLIANCE INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                              NUMBER                VALUE
                                             OF SHARES             (NOTE 1)
                                       --------------------   -----------------
INDONESIA
Gulf Indonesia Resources Ltd.* .....         49,900           $ 324,350
PT Citatah .........................        377,500              33,031
PT Great River International .......      1,367,000              46,991
                                                              ---------
  TOTAL INDONESIA (0.2%) ...........                            404,372
                                                              ---------
IRELAND
Avonmore Waterford Group
  PLC ..............................        200,000             624,665
Bank of Ireland ....................         75,000           1,667,634
Crean (James) PLC--Units ...........         60,000              75,852
Fyffes PLC .........................        900,000           2,007,853
Green Property PLC .................        140,000             791,243
Irish Continental Group PLC ........         68,000             804,034
Irish Life PLC .....................        200,000           1,890,120
Marlborough International PLC*              111,400             356,223
Smurfit (Jefferson) Group ..........        200,000             359,389
Unidare PLC ........................        385,000           1,002,067
                                                              ---------
  TOTAL IRELAND (4.5%) .............                          9,579,080
                                                              ---------
ISRAEL (0.1%)
Home Centers Ltd. ..................         15,400             165,550
                                                              ---------
ITALY
Banca Commerciale Italiana .........         10,000              68,945
Banca Nazionale del Lavoro
  (BNL)* ...........................         14,000              39,117
Banca Nazionale del Lavoro
  (BNL)* ...........................        180,000             538,313
Fiat Spa ...........................         22,000              76,371
Finmeccanica Spa* ..................        408,000             417,746
Gildemeister Italiana Spa ..........         46,300             168,287
Industrie Natuzzi Spa (ADR) ........         20,000             497,500
Mediolanum Spa .....................        200,000           1,481,705
Seat Pagine Gialle Spa* ............      4,000,000           3,773,813
Telecom Italia Spa .................         40,000             341,095
Telecom Italia Spa .................        130,800             822,691
Unicredito Italiano Spa ............         23,400             138,617
Unione Immobiliare Spa* ............         22,500              11,730
Zucchini Spa .......................         60,000             395,525
                                                              ---------
  TOTAL ITALY (4.1%) ...............                          8,771,455
                                                              ---------
JAPAN
Aiful Corp. ........................         25,100           1,525,795
Aiwa Co. Ltd. ......................         16,000             422,508
Akita Bank .........................         21,000              89,880
Asahi Diamond Industry Co.
  Ltd. .............................         11,000              54,781
Bank of Tokyo-Mitsubishi Ltd. ......         70,000             725,742
Canon, Inc. ........................         14,000             299,601
Credit Saison Co. ..................         30,000             740,363
Dai-Ichi Kangyo Bank Ltd. ..........         54,000             288,064
Daibiru Corp. ......................         14,000              89,322
Daito Trust Construction Co.
  Ltd. .............................         42,100             365,227
Data Communication System Co.                16,700             341,103
DDI Corp. ..........................             78             290,297
Familymart Co. .....................         15,100             754,665
Fanuc Ltd. .........................            900              30,864
Fuji Photo Film Co. ................         42,000           1,563,137
Fuji Soft ABC, Inc. ................         14,000             713,336
Fujikura Ltd. ......................        104,000             558,476
Fujimi, Inc. .......................         17,300             600,939
Home Wide Corp. ....................         15,000              59,149
Honda Motor Co. Ltd. ...............         26,000             854,763
Ishihara Sangyo Kaisha Ltd.* .......         10,000              16,393


                                              NUMBER                VALUE
                                             OF SHARES             (NOTE 1)
                                       --------------------   -----------------
Japan Airport Terminal Co. Ltd.           64,000              $ 394,152
Japan Tobacco, Inc. ................          90                901,196
Kaneshita Construction .............      12,000                 65,928
Kao Corp. ..........................      76,000              1,717,324
Keyence Corp. ......................       8,600              1,059,282
Kikuchi Co. Ltd. ...................      10,000                 37,218
King Co. ...........................      32,000                 42,534
Koa Fire & Marine Insurance
  Co. Ltd. .........................       8,000                 24,883
Meitec Corp. .......................      28,300                707,187
Mercian Corp. ......................      53,000                216,509
Micronics Japan Co. Ltd. ...........      18,000                263,181
Minebea Co. Ltd. ...................      35,000                401,329
Mitsubishi Trust & Banking
  Corp. ............................      20,000                128,844
Mitsui Home Co. Ltd. ...............      16,000                 73,726
Murata Manufacturing Co., Ltd. .....       7,000                290,917
Nanno Construction Co. Ltd. ........      12,000                 13,398
NGK Spark Plug Co. .................      24,000                244,785
Nichiei Co. Ltd. ...................      14,500              1,156,402
Nichiha Corp. ......................      33,500                306,057
Nikon Corp. ........................      56,000                545,857
Nintendo Co. Ltd. ..................      15,400              1,494,284
Nippon Broadcasting System .........      18,000                720,957
Nippon Denwa Shisetsu ..............       4,000                 13,824
Nippon Paper Industries Co. ........      14,000                 63,766
Nippon System Development ..........      33,200              1,029,685
Nippon Telegraph & Telephone
  Corp. ............................         206              1,591,777
Nippon Television Network
  Corp. ............................         820                241,967
Nireco .............................       8,000                 23,748
Nitta Corp. ........................      31,000                176,907
Nitto Kohki Co. Ltd. ...............      18,700                154,107
Nomura Securities Co. ..............       8,000                 69,827
Noritsu Koki Co. Ltd. ..............       9,700                210,589
Oie Sangyo Co. Ltd. ................      13,000                 55,295
Oriental Construction Co. ..........       1,800                  6,922
Paris Miki, Inc. ...................      21,400                493,044
PS Corp. ...........................      18,900                 72,016
Ricoh Elemex Corp. .................       7,000                 54,400
Rohm Co. Ltd. ......................      12,000              1,094,196
Sankyo Co. Ltd. ....................      45,000                984,936
Santen Pharmaceutical Co. Ltd. .....      48,000                922,995
Sanyo Engineering &
  Construction Co. .................       9,000                 33,017
Sanyo Pax Co. Ltd. .................      24,000                165,884
Sanyo Shinpan Finance Co. Ltd. .....       4,600                167,125
Sato Corp. .........................      44,900                795,747
Seven-Eleven Japan Co. Ltd. ........       5,600                451,573
SHIMANO, INC. ......................      33,000                852,415
Shizuoka Bank Ltd. .................      36,000                445,016
SMC Corp. ..........................       8,400                671,405
Sodick Co.* ........................      88,000                187,151
Sony Corp. .........................      12,600                918,901
Sumitomo Metal Industries ..........     171,000                195,472
Sumitomo Realty &
  Development Co. Ltd. .............     104,000                338,219
Takefuji Corp. .....................          60                  4,386
Takihyo Co. Ltd. ...................       2,000                 10,084
TDK Corp. ..........................       4,000                366,150
Toda Corp. .........................       9,000                 43,624
Toho Bank ..........................      39,000                161,737
Toho Titanium ......................      37,000                203,607

THE HUDSON RIVER TRUST
ALLIANCE INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                               NUMBER                VALUE
                                              OF SHARES             (NOTE 1)
                                        --------------------   -----------------
Tokyo Broadcasting System, Inc.           69,000               $    772,238
Tokyo Cathode Laboratory Co. ........      8,200                     55,514
Toso Co. Ltd. .......................     18,000                     59,814
Yamaichi Electronics Co. Ltd. .......     12,000                    194,595
Yamanouchi Pharmaceutical Co.
  Ltd. ..............................     17,000                    548,339
Yokogawa Electric Corp. .............     46,000                    228,268
                                                               ------------
  TOTAL JAPAN (17.1%) ...............                            36,320,637
                                                               ------------
MALAYSIA**
Guinness Anchor BHD+ ................     30,000                     21,105
Kumpulan Guthrie BHD+ ...............     26,000                     11,731
Lingkaran Trans Kota Holdings
  BHD+ ..............................    130,000                     76,133
Malayan Banking BHD+ ................     48,000                     68,066
Metacorp BHD+ .......................     90,000                     48,066
Pernas International Hotels
  Holdings BHD+ .....................    280,000                     50,018
Resorts World BHD+ ..................     20,000                     16,133
RJ Reynolds BHD+ ....................     60,000                     47,514
Sime Darby BHD+ .....................    134,000                    107,595
Star Publications BHD+ ..............     25,000                     24,862
Talam Corp. BHD+ ....................    200,000                     39,411
Tanjong PLC+ ........................    100,000                     99,447
UMW Holdings BHD+ ...................    150,000                    110,497
                                                               ------------
  TOTAL MALAYSIA (0.3%) .............                               720,578
                                                               ------------
MEXICO
Elamex S.A. de C.V.* ................     10,000                     36,250
Fomento Economico Mexico
  ADR ...............................     20,000                    532,500
Grupo Electra, S.A. de C.V. .........    500,000                    251,566
Grupo Industrial Saltillo SA
  (B Shares) ........................    236,000                    588,927
Grupo Televisa S.A. (GDR)* ..........     40,000                    987,500
Industrias CH S.A. (B Shares)* ......    120,000                    213,861
Kimberly-Clark de Mexico, S.A.
  de CV .............................     30,000                    473,976
Panamerican Beverages, Inc. .........      8,000                    174,500
Sanluis Corporacion S.A. de C.V.          28,000                     40,453
                                                               ------------
  TOTAL MEXICO (1.6%) ...............                             3,299,533
                                                               ------------
NETHERLANDS
Aegon N.V. ..........................     13,000                  1,596,358
Akzo Nobel N.V. .....................     23,000                  1,047,180
ASR Verzekeringsgroep N.V. ..........     21,400                  1,937,270
Content Beheer N.V.+ ................     30,000                    512,807
Elsevier N.V. .......................     40,000                    560,200
Fortis Amev N.V. ....................     15,000                  1,242,878
Fugro N.V. ..........................     30,000                    702,913
Hagemeyer N.V. ......................     12,000                    438,362
Hunter Douglas N.V. .................      6,000                    198,733
IHC Caland N.V. .....................     15,000                    623,036
ING Groep N.V. ......................     24,000                  1,463,337
KLM .................................     12,400                    375,057
Koninklijke Ahold NV ................     15,000                    554,343
Koninklijke Nedlloyd Groep N.V.            2,250                     30,553
Koninklijke Numico N.V.+ ............      8,000                    381,277
Koninklijke Philips Electronics
  N.V. ..............................     10,000                    670,962
Nutreco Holding N.V. ................     20,000                    788,114
Royal Dutch Petroleum Co. ...........      9,948                    495,307
Unique International N.V. ...........     10,000                    228,979
Vedior N.V. .........................     30,000                    591,086
                                                               ------------
  TOTAL NETHERLANDS (6.8%) ..........                            14,438,752
                                                               ------------


                                               NUMBER                VALUE
                                              OF SHARES             (NOTE 1)
                                        --------------------   -----------------
NEW ZEALAND
Restaurant Brands New Zealand
  Ltd.+ .............................   312,500                $    177,710
Warehouse Group Ltd. ................    84,300                     272,986
                                                               ------------
  TOTAL NEW ZEALAND (0.2%) ..........                               450,696
                                                               ------------
NORWAY
Choice Hotels Scandinavia ASA+          472,500                     665,169
Frontline Ltd.* .....................    97,905                     186,775
Frontline Ltd.--Warrants
  (expire 05/11/01)* ................    57,060                           0
Navia ASA* ..........................    88,000                     193,351
Norsk Hydro ASA .....................     1,100                      37,194
Schibsted ASA .......................    25,000                     315,760
Sparebanken NOR .....................    12,000                     233,663
                                                               ------------
  TOTAL NORWAY (0.8%) ...............                             1,631,912
                                                               ------------
PERU (0.3%)
Telefonica del Peru S.A. (ADR) ......    54,000                     685,125
                                                               ------------
POLAND (0.4%)
Telekomunikacja Polska S.A.
  (GDR)* ............................   155,000                     790,500
                                                               ------------
PORTUGAL
BPI-SGPS, SA ........................    21,400                     726,563
Cia de Seguros Imperio SA* ..........   134,000                   1,092,227
Electricidade de Portugal SA ........    40,000                     881,076
Telecel Comunicacoes Pessoais
  SA+ ...............................    12,200                   2,494,975
                                                               ------------
  TOTAL PORTUGAL (2.4%) .............                             5,194,841
                                                               ------------
RUSSIA (0.2%)
Global TeleSystems Group, Inc.*           8,000                     446,000
                                                               ------------
SINGAPORE
City Developments Ltd. ..............    43,000                     186,333
GP Batteries International Ltd. .....   140,000                     298,667
Great Eastern Life Assurance
  Co. ...............................     7,000                      38,182
Singapore Land Ltd. .................    70,000                     155,273
Singapore Press Holdings Ltd. .......    30,000                     325,454
United Overseas Bank Ltd. ...........    40,000                     256,970
                                                               ------------
  TOTAL SINGAPORE (0.6%) ............                             1,260,879
                                                               ------------
SOUTH KOREA (0.1%)
SK Telecom Co. Ltd. (ADR) ...........    30,000                     305,625
                                                               ------------
SPAIN
Aldeasa SA ..........................    32,000                   1,256,403
Bancaria de Espana SA ...............    10,000                     258,584
Banco Bilbao Vizcaya SA .............    14,643                     229,248
Banco Central Hispanoamericano
  SA ................................    42,000                     497,959
Banco Central Hispanoamericano
  SA ................................    48,000                     569,097
Banco Santander SA ..................     6,936                     137,627
Catalana Occidente SA+ ..............    43,200                   1,124,683
Corporacion Mapfre ..................    34,000                     921,053
Gas Y Electridad SA (Series 2) ......    14,000                   1,388,967
Hidroelectrica del Cantabrico .......     3,372                     186,490
Portland Valderrivas SA .............    10,800                     440,754
Repsol SA ...........................    10,000                     532,648
Sociedad General de Aguas
  de Barcelona SA--Rights* ..........     6,060                           0
Tabacalera SA--A ....................    90,000                   2,267,098
Telefonica de Espana ................    20,000                     887,982
Telefonica S.A.--Bonus Rights* ......       400                         355

THE HUDSON RIVER TRUST
ALLIANCE INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                             NUMBER                VALUE
                                            OF SHARES             (NOTE 1)
                                      --------------------   -----------------
TelePizza SA* .....................     40,000               $    379,961
                                                             ------------
  TOTAL SPAIN (5.2%) ..............                            11,078,909
                                                             ------------
SWEDEN
Asticus AB* .......................     40,000                    392,799
Astra AB (A Shares) ...............     20,001                    408,877
Autoliv, Inc.+ ....................     13,700                    492,443
Castellum AB ......................     68,900                    748,936
Dahl International AB+ ............     30,000                    296,452
Ericsson LM (ADR) .................     12,800                    305,148
ForeningsSparbanken AB ............     40,000                  1,037,581
Frontec AB (B Shares)* ............    134,000                    574,351
Karlshamns AB+ ....................     33,367                    247,293
NetCom Systems AB
  (B Shares)*+ ....................      6,000                    244,573
Scandic Hotels AB+ ................     30,000                  1,104,283
Skandia Forsakrings AB ............     24,000                    367,600
Skandinaviska Enskilda Banken
  (Series A) ......................     84,700                    894,525
Swedish Match AB ..................    300,000                  1,093,166
                                                             ------------
  TOTAL SWEDEN (3.9%) .............                             8,208,027
                                                             ------------
SWITZERLAND
Barry Callebaut AG ................      6,800                  1,546,919
Ciba Specialty Chemicals AG .......      4,000                    335,399
Gretag Imaging Group* .............     14,000                  1,204,521
Mettler-Toledo International,
  Inc.* ...........................     76,500                  2,146,781
Nestle SA .........................        400                    872,038
Novartis AG .......................        380                    748,086
Roche Holding AG
  Genussscheine ...................         60                    733,212
Swisscom AG* ......................      6,000                  2,515,494
Tag Heuer International SA
  (ADR) ...........................     35,000                    249,375
UBS AG-Registered .................      1,000                    307,692
                                                             ------------
  TOTAL SWITZERLAND (5.0%) ........                            10,659,517
                                                             ------------
THAILAND
CMIC Finance & Securities
  Public Co. Ltd.* ................     51,000                          0
Nation Multimedia Group Public
  Co. Ltd.* .......................    130,000                     41,128
Thai Engine Manufacturing
  Public Co. Ltd.* ................     70,000                     17,524
                                                             ------------
  TOTAL THAILAND (0.0%) ...........                                58,652
                                                             ------------
UNITED KINGDOM
Amvescap PLC ......................     80,000                    620,612
BAA PLC ...........................     13,300                    155,235
Bank of Scotland ..................     70,000                    835,080
Barclays PLC ......................     36,000                    776,280
BG PLC ............................     22,077                    139,308
Bodycote International PLC ........     80,000                  1,094,806
BPB PLC ...........................    100,000                    378,107
British Aerospace PLC .............     90,000                    762,953
British Airways PLC ...............     38,000                    256,223
British Energy PLC ................     60,000                    686,333
British Petroleum Co. PLC .........     29,367                    438,536
British Sky Broadcasting Group
  PLC .............................      8,097                     61,500
British Telecommunications PLC          35,150                    529,572
Cadbury Schweppes PLC .............      5,961                    101,661
CGU PLC ...........................      6,381                     99,906
Compass Group PLC .................    170,000                  1,947,439



                                             NUMBER                VALUE
                                            OF SHARES             (NOTE 1)
                                      --------------------   -----------------
Cordiant Communications Group
  PLC .............................   200,000                $    349,406
Diageo PLC ........................    90,000                   1,024,259
Dixons Group PLC ..................   100,000                   1,406,775
EMI Group PLC .....................    50,000                     334,432
Energis PLC* ......................    55,000                   1,226,249
Filtronic Comtek PLC ..............   211,000                   2,123,973
FKI PLC ...........................   150,000                     334,432
Garban PLC* .......................     2,590                       9,868
GKN PLC ...........................     4,178                      55,438
Glaxo Wellcome PLC ................    23,220                     798,958
Great Universal Stores PLC ........     3,970                      41,845
Harvey Nichols PLC+ ...............    40,000                      93,175
House of Fraser PLC ...............   130,000                     114,638
HSBC Holdings PLC .................    10,000                     252,903
Imperial Tobacco Group PLC ........    30,000                     321,454
Johnson Matthey PLC ...............   100,000                     675,518
Kingfisher PLC ....................     8,168                      88,404
Ladbroke Group PLC ................   180,000                     723,270
Land Securities PLC ...............     3,207                      41,300
Legal & General Group PLC .........     7,475                      97,072
Lloyds TSB Group PLC ..............    34,379                     489,069
LucasVarity PLC ...................   100,000                     333,600
Marks & Spencer PLC ...............    17,109                     117,354
MEPC PLC ..........................    57,826                     384,852
Misys PLC .........................   180,000                   1,311,021
National Grid Group PLC ...........   100,000                     798,226
National Power PLC ................    70,000                     603,308
Orange PLC* .......................   120,000                   1,394,629
Peninsular & Oriental Steam
  Navigation Co. ..................     3,314                      39,177
Powerscreen International PLC .....   160,000                     300,822
Prudential Corp. PLC ..............     8,019                     121,082
Randgold Resources Ltd.
  (GDR)*+ .........................    30,300                      75,750
Reed International PLC ............   100,000                     782,004
Rentokil Initial PLC ..............   140,000                   1,055,206
Senior Engineering Group PLC ......   180,000                     344,415
Siebe PLC .........................   120,000                     473,196
Smith (W.H.) Group PLC ............    54,000                     428,571
Thistle Hotels PLC ................    87,719                     159,086
Thomson Travel Group PLC ..........   180,000                     491,165
United News & Media PLC ...........   110,000                     964,527
Vodafone Group PLC ................    86,100                   1,398,183
WPP Group PLC .....................   200,000                   1,217,098
Yule Catto & Company PLC ..........   162,079                     660,699
                                                             ------------
  TOTAL UNITED KINGDOM (15.5%)                                 32,939,960
                                                             ------------
TOTAL COMMON STOCKS AND OTHER
  INVESTMENTS (90.6%)
 (Cost $188,534,746) ..............                           192,480,326
                                                             ------------
PREFERRED STOCKS:
AUSTRALIA (0.1%)
Village Roadshow Ltd. .............   145,000                     181,252
                                                             ------------
AUSTRIA (0.3%)
Bank Austria AG ...................    13,975                     710,579
                                                             ------------
FINLAND (0.7%)
Nokia Oyj (A Shares) ..............    12,000                   1,459,124
                                                             ------------
GERMANY (0.5%)
ProSieben Media AG ................    21,000                   1,005,581
                                                             ------------
TOTAL PREFERRED STOCKS (1.6%)
 (Cost $2,831,114) ................                             3,356,536
                                                             ------------

THE HUDSON RIVER TRUST
ALLIANCE INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1998


                                           PRINCIPAL          VALUE
                                             AMOUNT          (NOTE 1)
                                         -------------   ---------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (3.5%)
Federal Home Loan Mortgage
  Corp.
 4.7%, due 01/04/99 ..................   $7,400,000       $  7,397,102
                                                          ------------
TOTAL SHORT-TERM DEBT SECURITIES (3.5%)
 (Amortized Cost $7,397,102) .........                       7,397,102
                                                          ------------
TOTAL INVESTMENTS (95.7%)
 (Cost/Amortized Cost
  $198,762,962) ......................                     203,233,964
OTHER ASSETS
  LESS LIABILITIES (4.3%) ............                       9,076,004
                                                          ------------
NET ASSETS (100.0%) ..................                    $212,309,968
                                                          ============

--------------------------------------
MARKET SECTOR DIVERSIFICATION

As a Percentage of Total Equity Investments


Basic Materials .................       3.5%
Business Services ...............       9.3
Capital Goods ...................       7.6
Consumer Cyclicals ..............      17.6
Consumer Non-Cyclicals ..........      15.0
Credit Sensitive ................      27.6
Diversified .....................       1.9
Energy ..........................       3.0
Technology ......................      14.5
                                      -----
                                      100.0%
                                      =====






----------
*     Non-income producing.
**    Fair value securities.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1998, these securities amounted to $11,580,033 or 5.5% of net assets.
      Glossary:
      ADR--American Depository Receipt
      GDR--Global Depository Receipt



                      See Notes to Financial Statements.

THE HUDSON RIVER TRUST
ALLIANCE AGGRESSIVE STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998




                                                                                  NUMBER                VALUE
                                                                                OF SHARES              (NOTE 1)
                                                                           -------------------   -------------------
COMMON STOCKS AND OTHER
  INVESTMENTS:
BUSINESS SERVICES
PRINTING, PUBLISHING &
  BROADCASTING (10.3%)
CBS Corp. ..............................................................     1,860,300           $  60,924,825
Comcast Corp. (Class A) SPL ............................................     3,692,800             216,721,200
Infinity Broadcasting Corp.
  (Class A)* ...........................................................     2,100,300              57,495,713
King World Productions, Inc.* ..........................................     1,020,000              30,026,250
USA Networks, Inc.* ....................................................     2,934,600              97,208,625
                                                                                                 -------------
                                                                                                   462,376,613
                                                                                                 -------------
PROFESSIONAL SERVICES (1.3%)
Century Business Services, Inc.* .......................................     1,579,600              22,706,750
Young & Rubicam Inc.* ..................................................     1,186,800              38,422,650
                                                                                                 -------------
                                                                                                    61,129,400
                                                                                                 -------------
TRUCKING, SHIPPING (1.1%)
Teekay Shipping Corp.+ .................................................     2,629,300              49,463,706
                                                                                                 -------------
  TOTAL BUSINESS SERVICES (12.7%)                                                                  572,969,719
                                                                                                 -------------
CAPITAL GOODS (1.9%)
MACHINERY
United Rentals, Inc.* ..................................................     2,569,300              85,108,062
                                                                                                 -------------
CONSUMER CYCLICALS
AIRLINES (4.4%)
Continental Airlines, Inc.
  (Class B)*+ ..........................................................     4,431,900             148,468,650
Northwest Airlines Corp.
  (Class A)* ...........................................................     1,966,500              50,268,656
                                                                                                 -------------
                                                                                                   198,737,306
                                                                                                 -------------
APPAREL, TEXTILE (6.8%)
Mohawk Industries, Inc.*+ ..............................................     3,766,800             158,441,025
Tommy Hilfiger Corp.*+ .................................................     1,597,300              95,838,000
UNIFI, Inc. ............................................................     2,592,100              50,707,956
                                                                                                 -------------
                                                                                                   304,986,981
                                                                                                 -------------
AUTO RELATED (6.3%)
Circuit City Stores, Inc.- CarMax
  Group*+ ..............................................................     6,359,700              34,580,869
Federal-Mogul Corp. ....................................................       510,000              30,345,000
Hertz Corp. (Class A) ..................................................     1,709,700              78,005,063
Republic Industries, Inc.* .............................................     9,491,100             139,993,725
                                                                                                 -------------
                                                                                                   282,924,657
                                                                                                 -------------
FOOD SERVICES, LODGING (2.7%)
Extended Stay America, Inc.* ...........................................     2,040,000              21,420,000
Florida Panthers Holdings, Inc.*+                                            2,501,200              23,292,425
MeriStar Hospitality Corp. .............................................     2,032,300              37,724,569
Starbucks Corp.* .......................................................       668,900              37,542,012
                                                                                                 -------------
                                                                                                   119,979,006
                                                                                                 -------------
HOUSEHOLD FURNITURE,
  APPLIANCES (1.7%)
Industrie Natuzzi Spa (ADR) ............................................     3,047,600              75,809,050
                                                                                                 -------------
LEISURE RELATED (6.5%)
Callaway Golf Co. ......................................................     1,283,100              13,151,775
Mattel, Inc. ...........................................................       554,200              12,642,687
Premier Parks, Inc.*+ ..................................................     5,366,200             162,327,550
Royal Caribbean Cruises Ltd. ...........................................     2,872,700             106,289,900
                                                                                                 -------------
                                                                                                   294,411,912
                                                                                                 -------------



                                                                                  NUMBER                VALUE
                                                                                OF SHARES              (NOTE 1)
                                                                           -------------------   -------------------
RETAIL--GENERAL (9.3%)
Bed Bath & Beyond Inc.* ................................................       955,400           $  32,603,025
Gucci Group N.V. (New York
  Registered Shares) ...................................................       631,700              30,716,413
Ross Stores, Inc. ......................................................       981,700              38,654,438
Saks Inc.* .............................................................     2,402,100              75,816,281
Tiffany & Co.+ .........................................................     2,550,900             132,327,937
TJX Cos., Inc. .........................................................     1,646,100              47,736,900
Venator Group, Inc.*+ ..................................................     9,511,600              61,230,925
                                                                                                 -------------
                                                                                                   419,085,919
                                                                                                 -------------
  TOTAL CONSUMER CYCLICALS (37.7%)
                                                                                                 1,695,934,831
                                                                                                 -------------
CONSUMER NONCYCLICALS
DRUGS (1.1%)
MedImmune, Inc.*+ ......................................................       476,500              47,381,969
                                                                                                 -------------
HOSPITAL SUPPLIES & SERVICES (7.6%)
Biomet, Inc. ...........................................................       302,750              12,185,687
Columbia/HCA Healthcare Corp.                                                3,015,700              74,638,575
Guidant Corp. ..........................................................       314,500              34,673,625
Health Management Associates,
  Inc. (Class A)* ......................................................     1,346,200              29,111,575
HEALTHSOUTH Corp.* .....................................................    10,919,700             168,572,869
St. Jude Medical, Inc.* ................................................       872,800              24,165,650
                                                                                                 -------------
                                                                                                   343,347,981
                                                                                                 -------------
RETAIL--FOOD (0.8%)
Whole Foods Market, Inc.* ..............................................       750,800              36,319,950
                                                                                                 -------------
  TOTAL CONSUMER NONCYCLICALS (9.5%)
                                                                                                   427,049,900
                                                                                                 -------------
CREDIT SENSITIVE
BANKS (1.4%)
GreenPoint Financial Corp. .............................................     1,760,000              61,820,000
                                                                                                 -------------
FINANCIAL SERVICES (4.9%)
Capital One Financial Corp. ............................................       382,000              43,930,000
Edwards (A.G.), Inc. ...................................................     1,224,000              45,594,000
Merrill Lynch & Co., Inc. ..............................................       784,500              52,365,375
Newcourt Credit Group, Inc. ............................................     1,020,000              35,636,250
Paine Webber Group, Inc. ...............................................     1,122,000              43,337,250
                                                                                                 -------------
                                                                                                   220,862,875
                                                                                                 -------------
INSURANCE (6.4%)
Ace Ltd. ...............................................................       886,800              30,539,175
AFLAC, Inc. ............................................................     1,122,000              49,368,000
CNA Financial Corp.* ...................................................     5,140,200             206,893,050
                                                                                                 -------------
                                                                                                   286,800,225
                                                                                                 -------------
REAL ESTATE (4.7%)
Boston Properties, Inc. ................................................     1,802,700              54,982,350
Crescent Real Estate Equities
  Co. ..................................................................     1,956,700              45,004,100
Equity Office Properties Trust .........................................     1,788,900              42,933,600
Vornado Realty Trust ...................................................     2,109,900              71,209,125
                                                                                                 -------------
                                                                                                   214,129,175
                                                                                                 -------------
  TOTAL CREDIT SENSITIVE (17.4%).                                                                  783,612,275
                                                                                                 -------------
ENERGY
OIL--SUPPLIES & CONSTRUCTION (1.0%)
Diamond Offshore Drilling, Inc. ........................................     1,919,700              45,472,894
                                                                                                 -------------
RAILROADS (1.1%)
Kansas City Southern Industries,
  Inc. .................................................................     1,027,100              50,520,481
                                                                                                 -------------
  TOTAL ENERGY (2.1%) ..................................................                            95,993,375
                                                                                                 -------------

THE HUDSON RIVER TRUST
ALLIANCE AGGRESSIVE STOCK PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1998


                                         NUMBER           VALUE
                                       OF SHARES        (NOTE 1)
                                      -----------   ----------------
TECHNOLOGY
ELECTRONICS (7.7%)
Altera Corp.* .....................      705,000     $   42,916,875
Citrix Systems, Inc.* .............      307,900         29,885,544
Keane, Inc.* ......................      567,500         22,664,531
Network Associates, Inc.* .........    1,062,700         70,403,875
Parametric Technology Corp.* ......    1,742,600         28,317,250
Sanmina Corp.* ....................      918,900         57,431,250
Seagate Technology, Inc.* .........      557,500         16,864,375
Sterling Commerce, Inc.* ..........      846,300         38,083,500
Synopsys, Inc.* ...................      788,100         42,754,425
                                                     --------------
                                                        349,321,625
                                                     --------------
OFFICE EQUIPMENT SERVICES (2.0%)
Cadence Design Systems, Inc.* .....      770,700         22,928,325
Comverse Technology, Inc.*+ .......      930,300         66,051,300
                                                     --------------
                                                         88,979,625
                                                     --------------
TELECOMMUNICATIONS (5.5%)
Amdocs Ltd.* ......................      832,500         14,256,563
American Satellite Network--
  Warrants (expire 07/01/99)* .....       49,450                  0
Global TeleSystems Group, Inc.*.       1,016,300         56,658,725
Millicom International
  Cellular SA*+ ...................    2,459,700         85,782,037
Nextel Communications, Inc.
  (Class A)* ......................    1,964,000         46,399,500
WinStar Communications, Inc.* .....    1,105,600         43,118,400
                                                     --------------
                                                        246,215,225
                                                     --------------
  TOTAL TECHNOLOGY (15.2%) ........                     684,516,475
                                                     --------------
TOTAL COMMON STOCKS AND OTHER
  INVESTMENTS (96.5%)
  (Cost $4,017,808,737) ...........                   4,345,184,637
                                                     --------------


                                         PRINCIPAL          VALUE
                                          AMOUNT          (NOTE 1)
                                      -------------- ------------------
SHORT-TERM DEBT SECURITIES:
BANKERS' ACCEPTANCE (0.9%)
Chase Manhattan Corp.
  5.11%, due 02/19/99 ...............  $ 40,000,000    $   39,723,967
                                                       --------------
COMMERCIAL PAPER
Household Finance Corp.
  6.06%, due 01/08/99 ...............    30,000,000        29,964,708
Pfizer Inc.
  5.25%, due 02/12/99 ...............    25,000,000        24,847,750
                                                       --------------
  TOTAL COMMERCIAL PAPER (1.2%)                            54,812,458
                                                       --------------
TIME DEPOSITS
Chase Manhattan Corp.
  4.5%, due 01/04/99 ................    95,800,000        95,800,000
First National Bank of Chicago
  4.875%, due 01/04/99 ..............   100,000,000       100,000,000
                                                       --------------
  TOTAL TIME DEPOSITS (4.4%) ........                     195,800,000
                                                       --------------
TOTAL SHORT-TERM DEBT SECURITIES (6.5%)
  (Amortized Cost $290,336,425).                          290,336,425
                                                       --------------
TOTAL INVESTMENTS (103.0%)
  (Cost/Amortized Cost $4,308,145,162)                  4,635,521,062
OTHER ASSETS
  LESS LIABILITIES (--3.0%) .........                    (134,832,027)
                                                       --------------
NET ASSETS (100.0%) .................                  $4,500,689,035
                                                       ==============

----------
 *  Non-income producing.

+ Affiliated company as defined under the Investment Company Act of 1940 (See Note 6).

    Glossary:
    ADR--American Depository Receipt





                       See Notes to Financial Statements.

THE HUDSON RIVER TRUST
ALLIANCE SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998




                                               NUMBER                 VALUE
                                              OF SHARES             (NOTE 1)
                                        --------------------   ------------------
COMMON STOCKS:
BASIC MATERIALS
CHEMICAL--SPECIALTY (0.6%)
Crompton & Knowles Corp. ............     87,200               $  1,803,950
                                                               ------------
METALS & MINING (1.6%)
Bethlehem Steel Corp.* ..............    303,900                  2,545,162
Gibraltar Steel Corp.* ..............    111,300                  2,532,075
                                                               ------------
                                                                  5,077,237
                                                               ------------
STEEL (0.7%)
WHX Corp.* ..........................    211,800                  2,131,238
                                                               ------------
 TOTAL BASIC MATERIALS (2.9%) ... ...                             9,012,425
                                                               ------------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (0.5%)
Superior Services, Inc.* ............     76,400                  1,532,775
                                                               ------------
PRINTING, PUBLISHING &
  BROADCASTING (2.6%)
Mail-Well, Inc.* ....................     76,000                    869,250
Sinclair Broadcast Group, Inc.* .....    202,700                  3,965,319
Young Broadcasting, Inc.
  (Class A)* ........................     72,500                  3,035,937
                                                               ------------
                                                                  7,870,506
                                                               ------------
PROFESSIONAL SERVICES (18.7%)
Building One Services Corp.* ........    212,900                  4,444,287
Carematrix Corp.* ...................    210,400                  6,443,500
Cornell Corrections, Inc.* ..........    156,500                  2,973,500
Data Processing Resources
  Corp.* ............................    188,800                  5,522,400
DoubleClick, Inc.* ..................      8,300                    378,169
Equity Corp. International* .........    102,400                  2,720,000
Global Imaging Systems, Inc.* .......    154,400                  3,744,200
Ha-Lo Industries, Inc.* .............    184,700                  6,949,337
ITT Educational Services, Inc.* .....     51,300                  1,744,200
Metamor Worldwide, Inc.* ............    274,100                  6,852,500
Preview Travel, Inc.* ...............     88,900                  1,639,094
Preview Travel, Inc.--Rights
  (expire 10/28/08)* ................     99,400                          0
Sykes Enterprises, Inc.* ............    114,200                  3,483,100
Sylvan Learning Systems, Inc.* ......     84,050                  2,563,525
TeleTech Holdings, Inc.* ............    247,400                  2,535,850
Tier Technologies, Inc. (Class B)*       155,100                  2,675,475
True North Communications,
  Inc. ..............................    130,000                  3,493,750
True North Communications, Inc.
  --Rights (expire 11/30/08)* .......    125,100                          0
                                                               ------------
                                                                 58,162,887
                                                               ------------
TRUCKING, SHIPPING (0.6%)
Knightsbridge Tankers Ltd. ..........     42,100                    876,206
OMI Corp.* ..........................    328,600                  1,067,950
                                                               ------------
                                                                  1,944,156
                                                               ------------
  TOTAL BUSINESS SERVICES (22.4%)                                69,510,324
                                                               ------------
CAPITAL GOODS
MACHINERY (1.3%)
PRI Automation, Inc.* ...............    13,700                     356,200
Rental Service Corp.* ...............    53,000                     831,437
United Rentals, Inc.* ...............    91,400                   3,027,625
                                                               ------------
 TOTAL CAPITAL GOODS (1.3%) ..... ...                             4,215,262
                                                               ------------
CONSUMER CYCLICALS
AIRLINES (2.8%)
Alaska Air Group, Inc.* .............    76,600                   3,389,550
Atlantic Coast Airlines
  Holdings* .........................   129,000                   3,225,000
Mesa Air Group, Inc.* ...............   259,000                   2,023,438
                                                               ------------
                                                                  8,637,988
                                                               ------------



                                               NUMBER                 VALUE
                                              OF SHARES             (NOTE 1)
                                        --------------------   ------------------
APPAREL, TEXTILE (4.7%)
Mohawk Industries, Inc.* ............   193,100                $  8,122,269
Stage Stores, Inc.* .................   209,100                   1,960,312
Stage Stores, Inc.--Rights
  (expire 11/10/08)* ................   195,700                           0
Tommy Hilfiger Corp.* ...............    56,600                   3,396,000
Wolverine World Wide, Inc. ..........    94,500                   1,252,125
                                                               ------------
                                                                 14,730,706
                                                               ------------
AUTO RELATED (2.1%)
Avis Rent A Car, Inc.* ..............    81,200                   1,964,025
Budget Group, Inc. (Class A)* .......   195,000                   3,095,625
Dollar Thrifty Automotive
  Group, Inc.* ......................   113,200                   1,457,450
                                                               ------------
                                                                  6,517,100
                                                               ------------
FOOD SERVICES, LODGING (3.1%)
CKE Restaurants, Inc. ...............   107,250                   3,157,172
Innkeepers USA Trust ................   250,900                   2,963,756
MeriStar Hospitality Corp. ..........   189,853                   3,524,147
                                                               ------------
                                                                  9,645,075
                                                               ------------
HOUSEHOLD FURNITURE, APPLIANCES (2.2%)
Furniture Brands International,
  Inc.* .............................   144,100                   3,926,725
Industrie Natuzzi Spa (ADR) .........   123,000                   3,059,625
                                                               ------------
                                                                  6,986,350
                                                               ------------
LEISURE RELATED (5.1%)
Bally Total Fitness Holding
  Corp.* ............................   159,300                   3,962,587
Interplay Entertainment Corp.* ......   105,900                     188,634
Premier Parks, Inc.* ................   186,100                   5,629,525
SFX Entertainment, Inc.
  (Class A)* ........................    78,600                   4,313,175
THQ, Inc.* ..........................    59,650                   1,670,200
                                                               ------------
                                                                 15,764,121
                                                               ------------
RETAIL--GENERAL (5.6%)
American Eagle Outfitters, Inc.*         18,800                   1,252,550
BJ's Wholesale Club, Inc.* ..........    60,900                   2,820,431
Hines Horticulture, Inc.* ...........    58,700                     520,963
Men's Wearhouse, Inc.* ..............   122,900                   3,902,075
PETsMART, Inc.* .....................   347,500                   3,822,500
School Specialty, Inc.* .............   139,600                   2,983,950
Trans World Entertainment
  Corp.* ............................   105,900                   2,018,719
                                                               ------------
                                                                 17,321,188
                                                               ------------
 TOTAL CONSUMER CYCLICALS (25.6%)
                                                                 79,602,528
                                                               ------------
CONSUMER NONCYCLICALS
DRUGS (7.7%)
Anesta Corp.* .......................    51,700                   1,376,513
Chattem, Inc.* ......................    24,100                   1,153,788
Creative BioMolecules, Inc.* ........   372,200                   1,372,488
Geltex Pharmaceuticals, Inc.* .......   138,700                   3,138,088
Jones Medical Industries, Inc. ......   153,700                   5,610,050
Medicis Pharmaceutical Corp.
  (Class A)* ........................   117,300                   6,994,012
MedImmune, Inc.* ....................    41,900                   4,166,431
                                                               ------------
                                                                 23,811,370
                                                               ------------
HOSPITAL SUPPLIES & SERVICES (2.2%)
Apria Healthcare Group, Inc.* .......   272,200                   2,432,787
Coventry Health Care, Inc.* .........    29,400                     259,087
Mid Atlantic Medical Services,
  Inc.* .............................   140,700                   1,380,619
PAREXEL International Corp.* ........   117,400                   2,935,000
                                                               ------------
                                                                  7,007,493
                                                               ------------
  TOTAL CONSUMER NONCYCLICALS (9.9%)                             30,818,863
                                                               ------------

THE HUDSON RIVER TRUST
ALLIANCE SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1998




                                            NUMBER            VALUE
                                           OF SHARES         (NOTE 1)
                                        --------------   ---------------
CREDIT SENSITIVE
BANKS (0.7%)
Peoples Heritage Financial
  Group, Inc. .......................       107,300       $  2,146,000
                                                          ------------
FINANCIAL SERVICES (3.3%)
Affiliated Managers Group, Inc.*             43,100          1,287,613
Allied Capital Corp. ................       141,400          2,447,987
Hambrecht & Quist Group* ............        84,400          1,914,825
Healthcare Financial Partners,
  Inc.* .............................        81,400          3,245,825
Medaphis Corp.* .....................       433,200          1,421,437
                                                          ------------
                                                            10,317,687
                                                          ------------
INSURANCE (2.1%)
Annuity and Life Re (Holdings)
  Ltd. ..............................       129,400          3,493,800
Executive Risk, Inc. ................        52,800          2,900,700
                                                          ------------
                                                             6,394,500
                                                          ------------
REAL ESTATE (1.9%)
Glenborough Realty Trust, Inc. ......       155,000          3,158,125
Macerich Co. ........................       106,200          2,721,375
                                                          ------------
                                                             5,879,500
                                                          ------------
 TOTAL CREDIT SENSITIVE (8.0%) ......                       24,737,687
                                                          ------------
ENERGY
COAL & GAS PIPELINES (0.5%)
Swift Energy Co.* ...................       180,800          1,333,400
                                                          ------------
OIL--DOMESTIC (0.9%)
Oryx Energy Co.* ....................       212,900          2,860,844
                                                          ------------
OIL--SUPPLIES & CONSTRUCTION (0.7%)
Oceaneering International, Inc.* ....        98,100          1,471,500
Parker Drilling Co.* ................       232,400            740,775
                                                          ------------
                                                             2,212,275
                                                          ------------
 TOTAL ENERGY (2.1%) ................                        6,406,519
                                                          ------------
TECHNOLOGY
ELECTRONICS (6.6%)
Amkor Technologies, Inc.* ...........       149,900          1,620,794
Cypress Semiconductor Corp.* ........        95,600            794,675
Flextronics International Ltd.* .....        33,800          2,894,125
Harbinger Corp.* ....................       381,500          3,052,000
IDT Corp.* ..........................        85,800          1,319,175
Komag, Inc.* ........................       152,500          1,582,188
Semtech Corp.* ......................        85,600          3,070,900
SMART Modular Technologies,
  Inc.* .............................        62,600          1,737,150
Tekelec* ............................       127,100          2,105,094
USWeb Corp.* ........................        87,750          2,314,406
                                                          ------------
                                                            20,490,507
                                                          ------------
OFFICE EQUIPMENT (2.8%)
Discreet Logic, Inc.* ...............        96,100          1,813,888
Platinum Technology, Inc.* ..........       160,400          3,067,650
Sterling Software, Inc.* ............       135,900          3,677,794
                                                          ------------
                                                             8,559,332
                                                          ------------


                                            NUMBER            VALUE
                                           OF SHARES         (NOTE 1)
                                        --------------   ---------------
OFFICE EQUIPMENT SERVICES (4.7%)
Comverse Technology, Inc.* ..........        85,600       $  6,077,600
Hutchinson Technology, Inc.* ........        55,800          1,987,875
Oak Technology, Inc.* ...............       299,200          1,047,200
Platinum Software Corp.* ............       221,300          2,835,406
QuadraMed Corp.* ....................        85,500          1,752,750
Saville Systems PLC* ................        53,800          1,022,200
                                                          ------------
                                                            14,723,031
                                                          ------------
TELECOMMUNICATIONS (6.1%)
GST Telecommunications, Inc.* .......       204,300          1,340,719
ICG Communications, Inc.* ...........       142,800          3,070,200
Level One Communications,
  Inc.* .............................        58,800          2,087,400
MetroNet Communications Corp.
  (Class B)* ........................       101,600          3,403,600
Millicom International Cellular
  SA* ...............................        71,500          2,493,562
RELTEC Corp.* .......................        68,300          1,515,406
Sapient Corp.* ......................         7,900            442,400
SkyTel Communications, Inc.* ........        58,400          1,292,100
WinStar Communications, Inc.* .......        83,100          3,240,900
                                                          ------------
                                                            18,886,287
                                                          ------------
 TOTAL TECHNOLOGY (20.2%) ...... ....                       62,659,157
                                                          ------------
DIVERSIFIED (0.6%)
MISCELLANEOUS
Kroll-O'Gara Co.* ...................        48,400          1,908,775
                                                          ------------
TOTAL COMMON STOCKS (93.0%)
 (Cost $276,839,866) ................                      288,871,540
                                                          ------------
                                          PRINCIPAL
                                           AMOUNT
                                          --------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES
Federal Home Loan Mortgage
  Corp.:
 4.7%, due 01/04/99 .................   $23,900,000         23,890,639
 5.1%, due 01/14/99 .................    10,000,000          9,981,656
                                                          ------------
 TOTAL U.S. GOVERNMENT
   AGENCIES (10.9%) .................                       33,872,295
                                                          ------------
TOTAL SHORT-TERM DEBT
  SECURITIES (10.9%)
 (Amortized Cost $33,872,295)........                       33,872,295
                                                          ------------
TOTAL INVESTMENTS (103.9%)
 (Cost/Amortized Cost
  $310,712,161)......................                      322,743,835
OTHER ASSETS
  LESS LIABILITIES (--3.9%) .........                      (12,129,490)
                                                          ------------
NET ASSETS (100.0%) .................                     $310,614,345
                                                          ============

----------
*  Non-income producing.

   Glossary:
   ADR--American Depository Receipt




                       See Notes to Financial Statements.

THE HUDSON RIVER TRUST
ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998




                                               NUMBER                VALUE
                                              OF SHARES             (NOTE 1)
                                        --------------------   -----------------
COMMON STOCKS AND
  OTHER INVESTMENTS:
BASIC MATERIALS
CHEMICALS (0.2%)
Akzo Nobel N.V. .....................       2,500              $ 113,824
Bayer AG ............................       4,000                167,896
Ciba Specialty Chemicals AG .........         400                 33,540
Georgia Gulf Corp. ..................      22,000                353,375
Hitachi Chemical Co. Ltd. ...........      15,000                112,982
Johnson Matthey PLC .................       5,000                 33,776
Nippon Chemi-Con Corp. ..............       6,000                 19,566
Toagosei Co. Ltd. ...................      15,000                 28,179
                                                               ---------
                                                                 863,138
                                                               ---------
CHEMICALS--SPECIALTY (0.2%)
Great Lakes Chemical Corp. ..........       8,200                328,000
NGK Insulators ......................      10,000                129,110
Solutia Inc. ........................      10,000                223,750
                                                               ---------
                                                                 680,860
                                                               ---------
METALS & MINING (0.1%)
Stillwater Mining Co.* ..............       7,000                287,000
Toho Titanium .......................       1,000                  5,503
                                                               ---------
                                                                 292,503
                                                               ---------
PAPER (0.1%)
Buhrmann N.V. .......................       4,800                 85,883
Mayr-Melnhof Karton AG ..............         883                 41,268
UPM-Kymmene Oyj .....................       2,810                 78,255
                                                               ---------
                                                                 205,406
                                                               ---------
STEEL (0.0%)
Koninklijke Hoogovens N.V. ..........       2,000                 55,381
NatSteel Ltd. .......................      25,000                 27,424
Pohang Iron & Steel Co. Ltd.
  (ADR) .............................       2,000                 33,750
                                                               ---------
                                                                 116,555
                                                               ---------
 TOTAL BASIC MATERIALS (0.6%) .......                          2,158,462
                                                               ---------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (0.5%)
Republic Services, Inc.
  (Class A)* ........................      25,500                470,156
Waste Management, Inc. ..............      35,245              1,643,298
                                                               ---------
                                                               2,113,454
                                                               ---------
PRINTING, PUBLISHING &
  BROADCASTING (1.7%)
CBS Corp. ...........................      76,000              2,489,000
Comcast Corp. (Class A) SPL .........       5,000                293,438
Fox Entertainment Group, Inc.
  (Class A)* ........................      14,600                367,737
Grupo Televisa S.A. (GDR)* ..........       2,800                 69,125
Liberty Media Group (Class A)*             25,550              1,176,897
MediaOne Group, Inc.* ...............      10,000                470,000
New Straits Times Press BHD .........       8,000                  3,934
Reed International PLC ..............       6,000                 46,920
Seat Pagine Gialle Spa* .............     300,000                283,036
Tele-Communications, Inc.
  (Class A)* ........................      14,500                802,031
Tokyo Broadcasting System, Inc.             3,000                 33,576
United News & Media PLC .............       5,000                 43,842
USA Networks, Inc.* .................       1,500                 49,688
Viacom, Inc. (Class B)* .............       4,500                333,000
                                                               ---------
                                                               6,462,224
                                                               ---------



                                               NUMBER                VALUE
                                              OF SHARES             (NOTE 1)
                                        --------------------   -----------------
PROFESSIONAL SERVICES (0.2%)
Cordiant Communications Group
  PLC ...............................    20,000                $  34,940
Marlborough International PLC*            5,700                   18,227
Meitec Corp. ........................     1,000                   24,989
Nielsen Media Research, Inc. ........    25,000                  450,000
Vedior N.V. .........................       690                   13,595
WPP Group PLC .......................    12,000                   73,026
                                                               ---------
                                                                 614,777
                                                               ---------
TRUCKING, SHIPPING (0.1%)
Bergesen Dy ASA (A Shares) ..........     5,380                   64,412
Frontline Ltd.* .....................     6,527                   12,452
Frontline Ltd.--Warrants (expire
  05/11/01)* ........................     3,804                        0
Irish Continental Group PLC .........     4,000                   47,296
Knightsbridge Tankers Ltd. ..........     6,800                  141,525
OMI Corp.* ..........................    53,100                  172,575
                                                               ---------
                                                                 438,260
                                                               ---------
 TOTAL BUSINESS SERVICES (2.5%)                                9,628,715
                                                               ---------
CAPITAL GOODS
AEROSPACE (0.1%)
British Aerospace PLC ...............    10,000                   84,773
Loral Space & Communications*             7,000                  124,687
Senior Engineering Group PLC ........    16,000                   30,615
                                                               ---------
                                                                 240,075
                                                               ---------
BUILDING & CONSTRUCTION (0.1%)
ABB AG ..............................        40                   46,956
Beazer Group PLC ....................    21,000                   53,459
Bouygues ............................       600                  123,660
Daito Trust Construction Co.
  Ltd. ..............................       200                    1,735
Groupe GTM ..........................     1,116                  115,803
National House Industrial Co.
  Ltd. ..............................     7,000                   59,610
Technip SA ..........................     1,075                  101,163
Toda Corp. ..........................     1,000                    4,847
                                                               ---------
                                                                 507,233
                                                               ---------
BUILDING MATERIALS & FOREST
  PRODUCTS (0.6%)
BPB PLC .............................    12,000                   45,373
Fujikura Ltd. .......................     3,000                   16,110
Holderbank Financiere Glarus
  AG--B .............................       120                  142,267
Lafarge SA ..........................       800                   76,000
Louisiana-Pacific Corp. .............    25,000                  457,812
Martin Marietta Materials, Inc. .....    19,700                1,225,094
Matsushita Electric Works Ltd. ......    11,000                  112,583
Nichiha Corp. .......................     1,100                   10,050
Rugby Group PLC .....................    58,160                   89,995
Unidare PLC .........................    30,000                   78,083
                                                               ---------
                                                               2,253,367
                                                               ---------
ELECTRICAL EQUIPMENT (0.8%)
Daikin Industries Ltd. ..............    14,000                  138,946
General Electric Co. ................    26,000                2,653,625
Johnson Electric Holdings Ltd. ......    52,000                  133,570
Legrand SA ..........................       425                  112,608
Schneider SA ........................     1,000                   60,649
Sumitomo Electric Industries ........     7,000                   78,839
                                                               ---------
                                                               3,178,237
                                                               ---------

THE HUDSON RIVER TRUST
ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                               NUMBER                VALUE
                                              OF SHARES             (NOTE 1)
                                        --------------------   -----------------
MACHINERY (0.8%)
AlliedSignal, Inc. ..................   14,300                 $  633,669
Bodycote International PLC ..........    5,000                     68,426
FKI PLC .............................   10,000                     22,296
Fujitec Co. Ltd. ....................    9,000                     58,059
IHC Caland N.V. .....................    1,600                     66,457
Keyence Corp. .......................      100                     12,317
KSB AG ..............................      300                     50,945
Legris Industries SA ................    1,990                     97,515
Nitta Corp. .........................    1,000                      5,707
Nitto Kohki Co. Ltd. ................      500                      4,121
Schindler Holding AG
  Participating Certificate .........      102                    163,617
Schindler Holding AG Registered             50                     85,308
Siebe PLC ...........................   24,000                     94,639
SMC Corp. ...........................      800                     63,943
Stork N.V. ..........................    2,000                     45,689
TI Group PLC ........................   14,014                     75,489
United Technologies Corp. ...........   15,700                  1,707,375
Valmet Oyj ..........................    3,600                     48,010
Vestas Wind Systems A/S* ............      370                     19,824
                                                               ----------
                                                                3,323,406
                                                               ----------
 TOTAL CAPITAL GOODS (2.4%) .........                           9,502,318
                                                               ----------
CONSUMER CYCLICALS
AIRLINES (0.0%)
KLM .................................    1,600                     48,395
Virgin Express Holdings PLC
  (ADR)* ............................   11,500                     92,000
                                                               ----------
                                                                  140,395
                                                               ----------
APPAREL, TEXTILE (0.0%)
Carli Gry International A/S+ ........      400                     24,134
Onward Kashiyama Co. Ltd. ...........    8,000                    107,612
                                                               ----------
                                                                  131,746
                                                               ----------
AUTO RELATED (0.1%)
Continental AG ......................    5,500                    152,805
Minebea Co. Ltd. ....................    3,000                     34,399
NGK Spark Plug Co. ..................    2,000                     20,399
Sumitomo Rubber Industries, Inc.        13,000                     62,091
                                                               ----------
                                                                  269,694
                                                               ----------
AUTOS & TRUCKS (0.0%)
Bajaj Auto Ltd. (GDR) ...............      750                     11,344
Honda Motor Co. Ltd. ................    2,000                     65,751
Volkswagen AG .......................    1,000                     80,888
                                                               ----------
                                                                  157,983
                                                               ----------
FOOD SERVICES, LODGING (0.1%)
Accor SA ............................      300                     64,943
Choice Hotels Scandinavia ASA+          13,500                     19,005
Compass Group PLC ...................   10,000                    114,555
Sanyo Pax Co. Ltd. ..................    1,000                      6,912
                                                               ----------
                                                                  205,415
                                                               ----------
HOUSEHOLD FURNITURE, APPLIANCES (0.3%)
Aiwa Co. Ltd. .......................    1,000                     26,407
Fisher & Paykel Industries Ltd. .....   10,000                     36,069
Hunter Douglas N.V. .................    2,182                     72,272
Industrie Natuzzi Spa (ADR) .........      500                     12,437
Koninklijke Philips Electronics
  N.V. ..............................      600                     40,258
Rubbermaid, Inc. ....................   23,700                    745,069
Sony Corp. ..........................    1,100                     80,222
                                                               ----------
                                                                1,012,734
                                                               ----------



                                               NUMBER                VALUE
                                              OF SHARES             (NOTE 1)
                                        --------------------   -----------------
LEISURE RELATED (1.3%)
Amer Group Ltd.* ....................    2,000                 $   20,671
Berjaya Sports Toto BHD .............   16,000                     13,967
Canal Plus ..........................      200                     54,567
Carnival Corp. (Class A) ............   26,800                  1,286,400
Cendant Corp.* ......................   33,600                    640,500
Cyrk, Inc.* .........................   10,600                     79,500
Disney (Walt) Co. ...................   11,600                    348,000
Granada Group PLC ...................    9,900                    175,015
Harley-Davidson, Inc. ...............   31,500                  1,492,313
Ladbroke Group PLC ..................   25,000                    100,454
MGM Grand, Inc.* ....................   17,000                    461,125
Mirage Resorts, Inc.* ...............   19,000                    283,812
Nintendo Co. Ltd. ...................    1,200                    116,438
Nippon Broadcasting System ..........    1,000                     40,053
SHIMANO, INC. .......................    1,000                     25,831
Thomson Travel Group PLC ............   22,000                     60,031
VTech Holdings Ltd. .................   10,000                     43,628
                                                               ----------
                                                                5,242,305
                                                               ----------
PHOTO & OPTICAL (0.1%)
Essilor International ...............      100                     39,359
Fuji Photo Film Co. .................    3,000                    111,653
Gretag Imaging Group* ...............    1,000                     86,037
                                                               ----------
                                                                  237,049
                                                               ----------
RETAIL--GENERAL (2.0%)
Aldeasa SA ..........................    2,600                    102,083
BAA PLC .............................   12,939                    151,022
Boots Co. PLC .......................    8,400                    143,047
Carrefour ...........................       50                     37,740
Circuit City Stores-Circuit City
  Group .............................   22,400                  1,118,600
Dixons Group PLC ....................    4,100                     57,678
Genesis Direct, Inc.* ...............    9,000                     70,312
Home Depot, Inc. ....................   13,500                    826,031
Japan Airport Terminal Co. Ltd.          6,000                     36,952
Kingfisher PLC ......................   17,282                    187,048
Kohl's Corp.* .......................   17,800                  1,093,588
Koninklijke Ahold NV ................    1,000                     36,956
Limited, Inc. .......................   48,500                  1,412,563
Paris Miki, Inc. ....................    1,100                     25,343
Sato Corp. ..........................    2,000                     35,445
Smith (W.H.) Group PLC ..............    1,800                     14,286
Tandy Corp. .........................   18,000                    741,375
Wal-Mart Stores, Inc. ...............   19,000                  1,547,312
                                                               ----------
                                                                7,637,381
                                                               ----------
 TOTAL CONSUMER CYCLICALS (3.9%)                               15,034,702
                                                               ----------
CONSUMER NONCYCLICALS
BEVERAGES (0.6%)
Coca-Cola Co. .......................   18,400                  1,230,500
Coca-Cola Enterprises, Inc. .........   27,500                    983,125
Diageo PLC ..........................    6,000                     68,284
Louis Dreyfus Citrus ................    1,000                     25,065
Mercian Corp. .......................    4,000                     16,340
Scottish & Newcastle PLC ............    5,000                     58,068
Whitbread PLC .......................    5,000                     64,016
                                                               ----------
                                                                2,445,398
                                                               ----------
CONTAINERS (0.0%)
Schmalbach Lubeca AG ................      880                    121,452
                                                               ----------

THE HUDSON RIVER TRUST
ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                              NUMBER                VALUE
                                             OF SHARES             (NOTE 1)
                                       --------------------   -----------------
DRUGS (2.0%)
Bristol-Myers Squibb Co. ...........     12,500               $1,672,656
Daiichi Pharmaceutical Co. .........      8,000                  135,330
Dura Pharmaceuticals, Inc.* ........     20,000                  303,750
Forest Laboratories, Inc.
  (Class A)* .......................      8,500                  452,094
Merck KGAA .........................      2,100                   94,509
Mylan Labs Inc. ....................     13,000                  409,500
Novartis AG ........................         40                   78,746
Orion-Yhtyma Oy (B Shares) .........      4,500                  108,022
Pfizer, Inc. .......................     14,000                1,756,125
Sankyo Co. Ltd. ....................      1,000                   21,888
Sanofi SA ..........................        800                  131,676
Santen Pharmaceutical Co. Ltd. .....      5,000                   96,145
Schering Plough Corp. ..............     40,600                2,243,150
Yamanouchi Pharmaceutical Co.
  Ltd. .............................      2,000                   64,510
                                                              ----------
                                                               7,568,101
                                                              ----------
FOODS (0.9%)
Barry Callebaut AG .................        560                  127,393
Campbell Soup Co. ..................     16,280                  895,400
Huhtamaki Oy Series I ..............      1,300                   49,461
Nestle SA ..........................        131                  285,593
Nutreco Holding N.V. ...............        500                   19,703
Orkla ASA ..........................      3,720                   55,550
Parmalat Finanziaria Spa ...........     12,000                   22,933
Rite Aid Corp. .....................     20,500                1,016,031
Tyson Foods, Inc. (Class A) ........     38,180                  811,325
                                                              ----------
                                                               3,283,389
                                                              ----------
HOSPITAL SUPPLIES & SERVICES (1.2%)
Columbia/HCA Healthcare Corp.            63,500                1,571,625
Medtronic, Inc. ....................     25,000                1,856,250
PT Tempo Scan Pacific* .............     23,000                    1,222
Sun International Hotels Ltd.* .....     10,000                  454,375
Tenet Healthcare Corp.* ............     26,100                  685,125
                                                              ----------
                                                               4,568,597
                                                              ----------
RETAIL--FOOD (0.5%)
Delhaize-Le Lion SA ................        980                   86,179
Familymart Co. .....................      1,500                   74,967
Food Lion, Inc. (Class A) ..........     32,900                  349,562
Kroger Co.* ........................     23,700                1,433,850
                                                              ----------
                                                               1,944,558
                                                              ----------
SOAPS & TOILETRIES (0.7%)
Avon Products, Inc. ................     30,560                1,352,280
Estee Lauder Companies
  (Class A) ........................      7,600                  649,800
Gillette Co. .......................     15,350                  741,597
Kao Corp. ..........................      6,000                  135,578
                                                              ----------
                                                               2,879,255
                                                              ----------
TOBACCO (1.0%)
Austria Tabakwerke AG ..............      2,300                  176,342
Japan Tobacco, Inc. ................         18                  180,239
Philip Morris Cos., Inc. ...........     57,400                3,070,900
Seita ..............................      2,500                  156,544
Swedish Match AB ...................     17,200                   62,675
Tabacalera SA-A ....................      7,400                  186,406
                                                              ----------
                                                               3,833,106
                                                              ----------
 TOTAL CONSUMER NONCYCLICALS (6.9%)                           26,643,856
                                                              ----------


                                              NUMBER                VALUE
                                             OF SHARES             (NOTE 1)
                                       --------------------   -----------------
CREDIT SENSITIVE
BANKS (2.1%)
Allied Irish Bank ..................     20,000               $  356,727
Banca Nazionale del Lavoro
  (BNL)* ...........................     19,900                   59,513
Bancaria de Espana SA ..............      1,000                   25,858
Banco Bilbao Vizcaya SA ............     12,000                  187,869
Banco Central Hispanoamericano
  SA ...............................      6,000                   71,137
Banco Santander SA .................      5,940                  117,864
Bangkok Bank Public Co. Ltd.* ......      2,000                    4,127
Bank Austria AG ....................      1,050                   53,389
Bank of Ireland ....................     10,000                  222,351
Bank of Tokyo-Mitsubishi Ltd. ......      2,000                   20,736
BankAmerica Corp. ..................     40,176                2,415,582
Banque Nationale de Paris ..........      1,500                  123,499
Barclays PLC .......................      2,000                   43,127
Chase Manhattan Corp. ..............      6,000                  408,375
Citigroup, Inc. ....................     51,600                2,554,200
Dao Heng Bank Group Ltd. ...........      3,000                    9,274
Den Norske Bank ASA ................      4,000                   13,841
Erste Bank Der
  Oesterreichischen Sparkassen
  AG ...............................        740                   39,602
ForeningsSparbanken AB .............      1,800                   46,691
Istituto Bancario San Paolo di
  Torino Spa .......................      9,823                  173,469
National Bank of Canada ............      3,000                   48,406
Nordbanken Holding AB ..............      2,000                   12,846
PT Bank Dagang Nasional
  Indonesia Tbk* ...................   136,000                     1,275
Seventy-Seven Bank Co. Ltd. ........    11,000                   110,146
Shizuoka Bank Ltd. .................     3,000                    37,085
Skandinaviska Enskilda Banken
  (Series A) .......................     5,400                    57,030
Societe Generale ...................       300                    48,573
State Bank of India (GDR)+ .........     2,700                    22,613
Suncorp-Metway Ltd. ................     6,571                    30,584
Thai Farmers Bank Public Co.--
  Warrants (expire 09/15/02)* ......       375                        51
Toho Bank ..........................     1,000                     4,147
Unicredito Italiano Spa ............    17,400                   103,074
Wells Fargo Co. ....................    17,800                   710,887
Wing Hang Bank Ltd. ................    18,000                    44,842
Yamaguchi Bank .....................     7,000                    66,123
                                                              ----------
                                                               8,244,913
                                                              ----------
FINANCIAL SERVICES (1.8%)
Aiful Corp. ........................     2,100                   127,656
Associates First Capital Corp.
  (Class A) ........................    20,000                   847,500
CMAC Investment Corp. ..............    11,300                   519,094
Credit Saison Co. ..................     2,600                    64,165
Daiwa Securities Co. Ltd. ..........     2,000                     6,841
Garban PLC* ........................       367                     1,397
Household International, Inc. ......    37,900                 1,501,787
MBNA Corp. .........................    79,200                 1,975,050
Merrill Lynch & Co., Inc. ..........     8,100                   540,675
Morgan Stanley Dean Witter &
  Co. ..............................    16,100                 1,143,100
Nichiei Co. Ltd. ...................       400                    31,901

THE HUDSON RIVER TRUST
ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                                                                  NUMBER                VALUE
                                                                                 OF SHARES             (NOTE 1)
                                                                           --------------------   -----------------
Peregrine Investment Holdings
  Ltd.* ................................................................   52,000                 $        0
PMI Group, Inc. ........................................................    6,200                    306,125
Sanyo Shinpan Finance Co. Ltd. .........................................      400                     14,532
Worms Et Compagnie .....................................................      200                     11,629
                                                                                                  ----------
                                                                                                   7,091,452
                                                                                                  ----------
INSURANCE (1.2%)
Aegon N.V. .............................................................      400                     49,119
ASR Verzekeringsgroep N.V. .............................................    1,300                    117,685
Catalana Occidente SA ..................................................    2,800                     72,896
CGU PLC ................................................................    5,795                     90,731
Cia de Seguros Imperio, SA* ............................................    9,000                     73,359
Corporacion Mapfre .....................................................    3,000                     81,269
Everest Reinsurance Holdings,
  Inc. .................................................................   15,000                    584,062
Fortis Amev N.V. .......................................................    1,600                    132,574
Gallagher (Arthur J.) & Co. ............................................   10,000                    441,250
ING Groep N.V. .........................................................    3,000                    182,917
Irish Life PLC .........................................................   18,000                    170,111
Kingsway Financial Services* ...........................................    2,000                     15,615
Mediolanum Spa .........................................................   10,000                     74,085
Providian Financial Corp. ..............................................   15,750                  1,181,250
Royal & Sun Alliance Insurance
  Group PLC ............................................................    9,651                     78,803
Sampo Insurance Co. (A Shares)                                              2,000                     75,898
SunAmerica, Inc. .......................................................   14,500                  1,176,313
Trygg-Hansa AB (B Shares)* .............................................    3,800                    114,529
United Assurance Group PLC .............................................    8,100                     73,450
                                                                                                  ----------
                                                                                                   4,785,916
                                                                                                  ----------
MORTGAGE RELATED (0.1%)
Federal Home Loan Mortgage
  Corp. ................................................................    3,000                    193,313
                                                                                                  ----------
REAL ESTATE (0.0%)
Boardwalk Equities, Inc.* ..............................................    3,000                     32,986
Cheung Kong Holdings Ltd. ..............................................    4,000                     28,785
Daibiru Corp. ..........................................................    1,000                      6,380
Green Property PLC .....................................................   10,000                     56,517
Sumitomo Realty &
  Development Co. Ltd. .................................................    1,000                      3,252
                                                                                                  ----------
                                                                                                     127,920
                                                                                                  ----------
UTILITY--ELECTRIC (0.3%)
AES Corp.* .............................................................   23,100                  1,094,362
Cia Paranaense de Energia-Copel
  (ADR) ................................................................    7,000                     49,875
Electricidade de Portugal SA ...........................................      500                     11,013
Fortum Oyj* ............................................................    4,964                     30,180
Hong Kong Electric Holdings
  Ltd. .................................................................   20,000                     60,667
                                                                                                  ----------
                                                                                                   1,246,097
                                                                                                  ----------
UTILITY--GAS (0.1%)
Anglian Water PLC ......................................................    4,667                     64,446
Anglian Water PLC (B Shares)* ..........................................    5,000                      4,077
Scottish Power PLC .....................................................   10,000                    102,742
                                                                                                  ----------
                                                                                                     171,265
                                                                                                  ----------
UTILITY--TELEPHONE (0.6%)
British Telecommunications PLC                                             10,000                    150,661
Cable & Wireless PLC ...................................................   10,000                    122,958
France Telecom SA ......................................................      500                     39,717


                                                                                  NUMBER                VALUE
                                                                                 OF SHARES             (NOTE 1)
                                                                           --------------------   -----------------
Frontier Corp. .........................................................   38,000                 $1,292,000
Nippon Telegraph & Telephone
  Corp. ................................................................       18                    139,087
Swisscom AG* ...........................................................      500                    209,625
Telecom Italia Spa .....................................................   13,100                     82,395
Telecom Italia Spa .....................................................    8,000                     68,219
Telefonica de Espana ...................................................    4,000                    177,596
Telefonica S.A.--Bonus Rights* .........................................       80                         71
Telekom Malaysia BHD ...................................................    4,000                      7,366
Telekomunikacja Polska S.A.
  (GDR)* ...............................................................   15,500                     79,050
                                                                                                  ----------
                                                                                                   2,368,745
                                                                                                  ----------
 TOTAL CREDIT SENSITIVE (6.2%) .........................................                          24,229,621
                                                                                                  ----------
ENERGY
COAL & GAS PIPELINES (0.0%)
BG PLC .................................................................   18,529                    116,920
OMV AG .................................................................      300                     28,271
                                                                                                  ----------
                                                                                                     145,191
                                                                                                  ----------
OIL--DOMESTIC (0.9%)
Atlantic Richfield Co. .................................................    9,700                    632,925
Kerr-McGee Corp. .......................................................   22,000                    841,500
Louis Dreyfus Natural Gas
  Corp.* ...............................................................   30,000                    427,500
Tom Brown, Inc.* .......................................................   17,500                    175,547
USX-Marathon Group, Inc. ...............................................   40,800                  1,229,100
                                                                                                  ----------
                                                                                                   3,306,572
                                                                                                  ----------
OIL--INTERNATIONAL (0.2%)
British Petroleum Co. PLC ..............................................   11,100                    165,756
Gulf Indonesia Resources Ltd.* .........................................    3,200                     20,800
Oil Search Ltd. ........................................................      550                        556
Orogen Minerals Ltd. ...................................................    5,160                      5,315
Repsol SA ..............................................................    1,410                     75,103
Shell Transport & Trading Co.
  PLC ..................................................................   20,100                    123,489
Talisman Energy Inc.* ..................................................    1,000                     17,534
Total SA--B ............................................................    2,881                    291,734
                                                                                                  ----------
                                                                                                     700,287
                                                                                                  ----------
OIL--SUPPLIES & CONSTRUCTION (0.1%)
Fracmaster Ltd.+ .......................................................   10,700                     31,327
Fugro N.V. .............................................................    2,000                     46,861
Noble Drilling Corp.* ..................................................   34,500                    446,344
                                                                                                  ----------
                                                                                                     524,532
                                                                                                  ----------
 TOTAL ENERGY (1.2%) ...................................................                           4,676,582
                                                                                                  ----------
TECHNOLOGY
ELECTRONICS (2.6%)
Cisco Systems, Inc.* ...................................................   32,050                  2,974,641
Disco Corp. ............................................................      400                     11,697
Fujimi, Inc. ...........................................................      700                     24,316
Intel Corp. ............................................................   15,000                  1,778,437
Micron Technology, Inc.* ...............................................   12,500                    632,031
Micronics Japan Co. Ltd. ...............................................    1,000                     14,621
Motorola, Inc. .........................................................   29,000                  1,770,813
Nikon Corp. ............................................................    5,000                     48,737
Rohm Co. Ltd. ..........................................................    1,000                     91,183
Solectron Corp.* .......................................................   24,300                  2,258,381
Sterling Commerce, Inc.* ...............................................   10,000                    450,000
The Swatch Group AG ....................................................      540                     81,010
                                                                                                  ----------
                                                                                                  10,135,867
                                                                                                  ----------

THE HUDSON RIVER TRUST
ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                                NUMBER                VALUE
                                              OF SHARES              (NOTE 1)
                                        ---------------------   -----------------
OFFICE EQUIPMENT (1.8%)
Barco N.V. ..........................            469            $   131,597
Canon, Inc. .........................          1,000                 21,400
Ceridian Corp.* .....................         25,500              1,780,219
Compaq Computer Corp. ...............         45,100              1,891,381
Dell Computer Corp.* ................         33,800              2,473,737
Policy Management Systems
  Corp.* ............................         17,100                863,550
                                                                -----------
                                                                  7,161,884
                                                                -----------
OFFICE EQUIPMENT SERVICES (1.9%)
Computer Sciences Corp. .............          7,000                451,063
Data Communication System Co.                  1,200                 24,511
First Data Corp. ....................         40,800              1,292,850
Frontec AB (B Shares)* ..............         11,000                 47,148
Fuji Soft ABC, Inc. .................            800                 40,762
HBO & Co. ...........................         46,254              1,326,912
Mettler-Toledo International,
  Inc.* .............................          5,700                159,956
Microsoft Corp.* ....................         15,200              2,108,050
Misys PLC ...........................         14,000                101,968
Nippon System Development ...........          2,400                 74,435
Novell, Inc.* .......................         89,100              1,614,937
                                                                -----------
                                                                  7,242,592
                                                                -----------
TELECOMMUNICATIONS (2.5%)
AirTouch Communications, Inc.*                13,100                944,837
America Online, Inc. ................         13,100              2,096,000
Asia Satellite
  Telecommunications Holdings
  Ltd. ..............................         18,000                 32,063
Clearnet Communications, Inc.
  (Class A)* ........................         26,500                215,312
DDI Corp. ...........................             18                 66,992
Energis PLC* ........................          4,000                 89,182
Esprit Telecom Group PLC
  (ADR)* ............................          7,800                364,650
Fore Systems, Inc.* .................         33,100                606,144
Global TeleSystems Group, Inc.*               12,800                713,600
Helsinki Telephone Corp. ............          2,300                136,675
Keppel Telecommunications &
  Transportation Ltd. ...............         15,000                  9,909
MCI WorldCom, Inc.* .................         12,400                889,700
Mobistar SA* ........................            800                 40,150
NetCom Systems AB
  (B Shares)*+ ......................            400                 16,305
Nextel Communications, Inc.
  (Class A)* ........................         28,800                680,400
NTL, Inc.* ..........................         13,600                767,550
Orange PLC* .........................          9,000                104,597
PT Indosat ..........................         45,000                 58,641
PT Telekomunikasi Indonesia .........         33,000                 11,137
SK Telecom Co. Ltd. (ADR) ...........          3,999                 40,740
Tele-Communications TCI
  Ventures Group (Class A)* .........         73,000              1,720,062
Videsh Sanchar Nigam Ltd.
  (GDR)+ ............................          1,700                 20,825
Videsh Sanchar Nigam Ltd.
  (GDR) .............................          2,000                 22,500
Vodafone Group PLC ..................          7,300                118,545
                                                                -----------
                                                                  9,766,516
                                                                -----------
 TOTAL TECHNOLOGY (8.8%) ............                            34,306,859
                                                                -----------


                                                NUMBER                VALUE
                                              OF SHARES              (NOTE 1)
                                        ---------------------   -----------------
DIVERSIFIED
MISCELLANEOUS (0.7%)
BTR PLC (B Shares) ..................         20,000            $    11,481
Citic Pacific Ltd. ..................          7,000                 15,089
First Pacific Co. ...................         42,734                 20,409
Hagemeyer N.V. ......................          2,000                 73,060
Montedison Spa ......................         70,000                 92,924
Smith (Howard) Ltd. .................          4,000                 26,461
Suez Lyonnaise des Eaux .............            400                 82,154
Tyco International Ltd. .............         30,900              2,331,019
Vivendi .............................            950                246,444
                                                                -----------
 TOTAL DIVERSIFIED (0.7%) ...........                             2,899,041
                                                                -----------
TOTAL COMMON STOCKS AND OTHER
  INVESTMENTS (33.2%)
  (Cost $98,734,816) ................                           129,080,156
                                                                -----------
PREFERRED STOCKS:
BASIC MATERIALS (0.1%)
CHEMICALS
Henkel KGAA .........................          1,694                147,393
                                                                -----------
BUSINESS SERVICES (0.0%)
PRINTING, PUBLISHING &
  BROADCASTING
ProSieben Media AG ..................          1,600                 76,616
                                                                -----------
CONSUMER CYCLICALS (0.0%)
RETAIL--GENERAL
Hornbach Holding AG .................            920                 54,929
                                                                -----------
CONSUMER NONCYCLICALS (0.0%)
HOSPITAL SUPPLIES & SERVICES
Fresenius AG ........................            200                 42,004
                                                                -----------
TECHNOLOGY (0.1%)
TELECOMMUNICATIONS
Nokia Oyj (A Shares) ................          3,000                364,781
                                                                -----------
TOTAL PREFERRED STOCKS (0.2%)
  (Cost $316,410) ...................                               685,723
                                                                -----------
                                          PRINCIPAL
                                           AMOUNT
                                         -----------
LONG-TERM DEBT SECURITIES:
CONSUMER CYCLICALS (1.4%)
AUTO RELATED
Enterprise Rent-A-Car
  6.8%, 02/15/08+ ...................    $5,500,000               5,397,150
                                                                -----------
CONSUMER NONCYCLICALS (1.8%)
MEDIA & CABLE
Time Warner Entertainment Co.
  8.375%, 03/15/23 ..................     5,625,000               6,828,638
                                                                -----------
CREDIT SENSITIVE
ASSET BACKED (2.7%)
Chase Credit Card Master Trust
  6.0%, 08/15/05 ....................     5,000,000               5,068,750
First USA Credit Card Master
  Trust Series 1998-9 (Class A)
  5.28%, 09/18/06 ...................     5,200,000               5,200,000
                                                                -----------
                                                                 10,268,750
                                                                -----------
BANKS (2.1%)
Chase Manhattan Corp.
  8.625%, 05/01/02 ..................     5,500,000               6,001,545
St. George Bank Ltd.
  7.15%, 10/15/05+ ..................     2,000,000               2,078,340
                                                                -----------
                                                                  8,079,885
                                                                -----------

THE HUDSON RIVER TRUST
ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1998




                                          PRINCIPAL          VALUE
                                           AMOUNT           (NOTE 1)
                                       --------------   ---------------
FINANCIAL SERVICES (0.4%)
Household Finance Corp.
  6.5%, 11/15/08 ...................    $ 1,625,000        $  1,687,160
                                                           ------------
MORTGAGE RELATED (15.9%)
Federal Home Loan Mortgage
  Corp.
  7.5%, 04/01/28 ...................      2,603,868           2,673,035
Federal National Mortgage
  Association:
  6.0%, 11/01/10 ...................     11,910,909          11,925,797
  6.5%, 01/01/11 ...................      2,692,031           2,728,206
  7.0%, 04/01/12 ...................      6,029,997           6,158,134
  7.0%, 05/01/26 ...................      1,677,600           1,710,104
  7.0%, 09/01/27 ...................      1,902,729           1,939,595
  6.5%, 03/01/28 ...................      1,956,316           1,967,320
  7.0%, 05/01/28 ...................      2,266,822           2,310,742
  6.5%, 09/01/28 ...................      2,234,133           2,246,700
  6.5%, 10/01/28 ...................      1,984,434           1,995,596
  8.0%, 12/01/28 ...................      4,100,000           4,245,222
Government National Mortgage
  Association:
  7.0%, 12/15/25 ...................     10,050,000          10,279,240
  7.0%, 07/15/27 ...................      1,942,712           1,987,026
  7.0%, 02/15/28 ...................      6,530,946           6,679,917
  6.5%, 03/15/28 ...................      1,552,384           1,567,427
  6.5%, 05/15/28 ...................        187,158             188,972
  6.5%, 07/15/28 ...................      1,187,124           1,198,628
                                                           ------------
                                                             61,801,661
                                                           ------------
UTILITY--ELECTRIC (2.1%)
Consolidated Edison, Inc.
  Series 97-B
  6.45%, 12/01/07 ..................      4,350,000           4,624,006
Texas Utilities Co. (Series C)
  6.375%, 01/01/08+ ................      3,600,000           3,682,613
                                                           ------------
                                                              8,306,619
                                                           ------------
U.S. GOVERNMENT (25.2%)
U.S. Treasury:
  6.0% Note, 08/15/00 ..............     26,350,000          26,893,469
  6.25% Note, 04/30/01 .............     15,600,000          16,150,883
  6.5% Note, 08/31/01 ..............      7,100,000           7,421,722
  6.5% Note, 05/31/02 ..............      8,360,000           8,827,642
  5.75% Note, 08/15/03 .............        760,000             793,607
  4.25% Note, 11/15/03 .............      7,325,000           7,228,859
  6.875% Note, 05/15/06 ............      7,530,000           8,511,257


                                          PRINCIPAL          VALUE
                                           AMOUNT           (NOTE 1)
                                       --------------   ---------------
  5.625% Note, 05/15/08 ............    $   250,000        $    266,719
  6.125% Bond, 11/15/27 ............     13,340,000          14,940,800
  5.25% Bond, 11/15/28 .............      6,610,000           6,775,250
                                                           ------------
                                                             97,810,208
                                                           ------------
  TOTAL CREDIT SENSITIVE (48.4%)                            187,954,283
                                                           ------------
TECHNOLOGY (0.8%)
ELECTRONICS
Motorola, Inc.
  6.5%, 11/15/28 ...................      3,000,000           3,030,690
                                                           ------------
TOTAL LONG-TERM DEBT SECURITIES (52.4%)
  (Amortized Cost $200,280,375)                             203,210,761
                                                           ------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES
Federal Home Loan Mortgage
  Corp.:
  4.7%, due 01/04/99 ...............     35,900,000          35,885,938
  5.1%, due 01/14/99 ...............     20,000,000          19,963,312
                                                           ------------
  TOTAL U.S. GOVERNMENT AGENCIES (14.4%)                     55,849,250
                                                           ------------
TOTAL SHORT-TERM DEBT SECURITIES (14.4%)
  (Amortized Cost $55,849,250) .....                         55,849,250
                                                           ------------
TOTAL INVESTMENTS (100.2%)
  (Cost/Amortized Cost $355,180,851)                        388,825,890
OTHER ASSETS
  LESS LIABILITIES (-0.2%) .........                           (731,851)
                                                           ------------
NET ASSETS (100.0%) ................                       $388,094,039
                                                         ==============


DISTRIBUTION OF INVESTMENTS BY GLOBAL REGION
As a Percentage of Total Investments
Canada .....................................       0.1%
France .....................................       0.5
Germany ....................................       0.3
Japan ......................................       0.9
Netherlands ................................       0.3
New Zealand & Australia ....................       0.6
Scandinavia ................................       0.4
Southeast Asia .............................       0.2
Switzerland ................................       0.3
United Kingdom .............................       1.0
United States** ............................      94.2
Other European Countries ...................       1.2
                                                 -----
                                                 100.0%
                                                 =====

----------
*     Non-income producing.
**    Includes Short-Term Debt Securities of 14.4%.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1998, these securities amounted to $11,292,312 or 2.9% of net assets.
      Glossary:
      ADR--American Depository Receipt
      GDR--Global Depository Receipt




                       See Notes to Financial Statements.

THE HUDSON RIVER TRUST
ALLIANCE BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998




                                              NUMBER                 VALUE
                                             OF SHARES             (NOTE 1)
                                       --------------------   ------------------
COMMON STOCKS AND OTHER
  INVESTMENTS:
BASIC MATERIALS
CHEMICALS (0.4%)
Akzo Nobel N.V. ....................         20,000           $  910,592
Bayer AG ...........................         40,500            1,699,955
Ciba Specialty Chemicals AG ........          3,000              251,549
Georgia Gulf Corp. .................        136,000            2,184,500
Hitachi Chemical Co. Ltd. ..........        159,000            1,197,608
Johnson Matthey PLC ................         40,000              270,207
Nippon Chemi-Con Corp. .............         62,000              202,180
Toagosei Co. Ltd. ..................        158,000              296,819
Yule Catto & Company PLC ...........         70,000              285,348
                                                              ----------
                                                               7,298,758
                                                              ----------
CHEMICALS--SPECIALTY (0.3%)
Great Lakes Chemical Corp. .........         63,500            2,540,000
NGK Insulators .....................         92,000            1,187,807
Solutia Inc. .......................         62,500            1,398,437
                                                              ----------
                                                               5,126,244
                                                              ----------
METALS & MINING (0.0%)
Nord Resources Corp.* ..............         27,939               27,939
Randgold Resources Ltd.
  (GDR)* ...........................         30,300               75,750
Randgold Resources Ltd.
  (GDR)--Rights* ...................         30,300                    0
Toho Titanium ......................         11,000               60,532
                                                              ----------
                                                                 164,221
                                                              ----------
PAPER (0.1%)
Buhrmann N.V. ......................         42,400              758,635
Mayr-Melnhof Karton AG+ ............          6,756              315,747
Nippon Paper Industries Co. ........          6,000               27,328
UPM-Kymmene Oyj ....................         25,320              705,133
                                                              ----------
                                                               1,806,843
                                                              ----------
STEEL (0.0%)
Koninklijke Hoogovens N.V. .........         20,000              553,810
NatSteel Ltd. ......................        220,000              241,333
Pohang Iron & Steel Co. Ltd.
  (ADR) ............................         15,000              253,125
                                                              ----------
                                                               1,048,268
                                                              ----------
  TOTAL BASIC MATERIALS (0.8%) .....                          15,444,334
                                                              ----------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (0.8%)
Republic Services, Inc.
  (Class A)* .......................        203,500            3,752,031
Waste Management, Inc. .............        256,730           11,970,036
                                                              ----------
                                                              15,722,067
                                                              ----------
PRINTING, PUBLISHING &
  BROADCASTING (2.9%)
Cablevision Systems Corp.
  (Class A)* .......................        134,000            6,725,125
CBS Corp. ..........................        567,500           18,585,625
Comcast Corp. (Class A) SPL ........         38,000            2,230,125
Fox Entertainment Group, Inc.
  (Class A)* .......................        103,200            2,599,350
Grupo Televisa S.A. (GDR)* .........         30,000              740,625
Liberty Media Group (Class A)*              221,650           10,209,753
MediaOne Group, Inc.* ..............         69,000            3,243,000


                                              NUMBER                 VALUE
                                             OF SHARES             (NOTE 1)
                                       --------------------   ------------------
New Straits Times Press BHD ........        65,000            $   31,961
Nippon Television Network
  Corp. ............................           960               283,279
Reed International PLC .............        70,000               547,403
Seat Pagine Gialle Spa* ............     2,650,000             2,500,151
Tele-Communications, Inc.
  (Class A)* .......................        96,000             5,310,000
Tokyo Broadcasting System, Inc.             22,000               246,221
United News & Media PLC ............        60,000               526,106
USA Networks, Inc.* ................         9,500               314,687
Viacom, Inc. (Class B)* ............        32,600             2,412,400
                                                              ----------
                                                              56,505,811
                                                              ----------
PROFESSIONAL SERVICES (0.3%)
Cordiant Communications Group
  PLC ..............................       200,000               349,406
Marlborough International PLC*               8,600                27,500
Meitec Corp. .......................        20,000               499,779
Modis Professional Services, Inc.*          48,458               702,641
Nielsen Media Research, Inc. .......       149,500             2,691,000
Vedior N.V. ........................         7,104               139,969
WPP Group PLC ......................       150,000               912,823
                                                              ----------
                                                               5,323,118
                                                              ----------
TRUCKING, SHIPPING (0.2%)
Bergesen Dy ASA (A Shares) .........        47,300               566,303
Frontline Ltd.* ....................        45,689                87,162
Frontline Ltd.--Warrants
  (expire 05/11/01)* ...............        26,628                     0
Irish Continental Group PLC ........        36,000               425,665
Knightsbridge Tankers Ltd. .........        64,500             1,342,406
OMI Corp.* .........................       335,000             1,088,750
                                                              ----------
                                                               3,510,286
                                                              ----------
  TOTAL BUSINESS SERVICES (4.2%)                              81,061,282
                                                              ----------
CAPITAL GOODS
AEROSPACE (0.2%)
British Aerospace PLC ..............       100,000               847,726
Loral Space & Communications*              120,000             2,137,500
Senior Engineering Group PLC .......       130,000               248,744
                                                              ----------
                                                               3,233,970
                                                              ----------
BUILDING & CONSTRUCTION (0.3%)
ABB AG .............................           300               352,169
Beazer Group PLC ...................       187,000               476,041
Bouygues ...........................        10,708             2,206,926
Daito Trust Construction Co.
  Ltd. .............................         2,800                24,291
Groupe GTM .........................         9,953             1,032,783
National House Industrial Co.
  Ltd. .............................        53,000               451,334
Technip SA .........................        10,350               973,987
Toda Corp. .........................        10,000                48,471
                                                              ----------
                                                               5,566,002
                                                              ----------
BUILDING MATERIALS & FOREST
  PRODUCTS (0.7%)
BPB PLC ............................       110,000               415,918
Fujikura Ltd. ......................        34,000               182,579
Holderbank Financiere Glarus
  AG--B ............................         1,385             1,642,005
Lafarge SA .........................         6,000               569,997
Louisiana-Pacific Corp. ............        30,000               549,375

THE HUDSON RIVER TRUST
ALLIANCE BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                               NUMBER                 VALUE
                                              OF SHARES             (NOTE 1)
                                        --------------------   ------------------
Martin Marietta Materials, Inc. .....   120,000                $7,462,500
Matsushita Electric Works Ltd. ......   104,000                 1,064,422
Nichiha Corp. .......................     9,700                    88,619
Rugby Group PLC .....................   447,460                   692,386
Unidare PLC .........................    85,500                   222,537
Unidare PLC--Units ..................     4,500                    11,713
                                                               ----------
                                                               12,902,051
                                                               ----------
ELECTRICAL EQUIPMENT (1.3%)
Daikin Industries Ltd. ..............   140,000                 1,389,455
General Electric Co. ................   209,900                21,422,919
Johnson Electric Holdings Ltd. ......   500,000                 1,284,327
Legrand SA ..........................     3,800                 1,006,852
Schneider SA ........................    10,000                   606,494
Sumitomo Electric Industries ........    56,000                   630,713
                                                               ----------
                                                               26,340,760
                                                               ----------
MACHINERY (1.5%)
AlliedSignal, Inc. ..................   138,400                 6,132,850
Bodycote International PLC ..........    30,000                   410,552
FKI PLC .............................   100,000                   222,954
Fujitec Co. Ltd. ....................    96,000                   619,300
IHC Caland N.V. .....................     8,000                   332,286
Keyence Corp. .......................     1,300                   160,124
KSB AG ..............................     2,600                   441,524
Legris Industries SA ................    17,300                   847,745
Misumi Corp. ........................    11,900                   226,717
Mori Seiki Co. Ltd. .................     8,000                    90,740
Nitta Corp. .........................     8,000                    45,654
Nitto Kohki Co. Ltd. ................     3,100                    25,547
Pall Corp. ..........................    12,000                   303,750
Schindler Holding AG
  Participating Certificate .........       915                 1,467,736
Schindler Holding AG
  Registered ........................       450                   767,772
Siebe PLC ...........................   220,000                   867,525
SMC Corp. ...........................     6,000                   479,575
Stork N.V. ..........................    18,000                   411,204
TI Group PLC ........................   123,795                   666,844
United Technologies Corp. ...........   121,900                13,256,625
Valmet Oyj ..........................    31,000                   413,418
Vestas Wind Systems A/S* ............     4,000                   214,314
                                                               ----------
                                                               28,404,756
                                                               ----------
  TOTAL CAPITAL GOODS (4.0%) ........                          76,447,539
                                                               ----------
CONSUMER CYCLICALS
AIRLINES (0.0%)
Continental Airlines, Inc.
  (Class B)* ........................         2                        79
KLM .................................     8,000                   241,973
Virgin Express Holdings PLC
  (ADR)* ............................    10,400                    83,200
                                                               ----------
                                                                  325,252
                                                               ----------
APPAREL, TEXTILE (0.1%)
Carli Gry International A/S .........     1,200                    72,402
Onward Kashiyama Co. Ltd. ...........    79,000                 1,062,667
                                                               ----------
                                                                1,135,069
                                                               ----------
AUTO RELATED (0.2%)
Continental AG ......................    55,000                 1,528,053
Minebea Co. Ltd. ....................    25,000                   286,664


                                               NUMBER                 VALUE
                                              OF SHARES             (NOTE 1)
                                        --------------------   ------------------
NGK Spark Plug Co. ..................    14,000                $  142,791
Sumitomo Rubber Industries,
  Inc. ..............................   129,000                   616,136
                                                               ----------
                                                                2,573,644
                                                               ----------
AUTOS & TRUCKS (0.1%)
Bajaj Auto Ltd. (GDR) ...............     7,500                   113,438
Honda Motor Co. Ltd. ................    23,000                   756,136
UMW Holdings BHD ....................   170,000                   125,230
Volkswagen AG .......................     6,000                   485,329
                                                               ----------
                                                                1,480,133
                                                               ----------
FOOD SERVICES, LODGING (0.1%)
Accor SA ............................     2,200                   476,250
Choice Hotels Scandinavia ASA .......   108,000                   152,039
Compass Group PLC ...................    90,000                 1,030,997
                                                               ----------
                                                                1,659,286
                                                               ----------
HOUSEHOLD FURNITURE,
  APPLIANCES (0.4%)
Aiwa Co. Ltd. .......................    15,000                   396,101
Fisher & Paykel Industries Ltd. .....   120,000                   432,823
Hunter Douglas N.V. .................    20,298                   672,312
Koninklijke Philips Electronics
  N.V. ..............................     8,000                   536,770
Moulinex* ...........................    17,000                   261,562
Rubbermaid, Inc. ....................   166,000                 5,218,625
Sony Corp. ..........................    11,000                   802,215
                                                               ----------
                                                                8,320,408
                                                               ----------
LEISURE RELATED (2.0%)
Amer Group Ltd.* ....................    25,000                   258,387
Berjaya Sports Toto BHD .............   140,000                   122,210
Canal Plus ..........................     2,000                   545,666
Carnival Corp. (Class A) ............   179,100                 8,596,800
Cendant Corp.* ......................   185,300                 3,532,281
Cyrk, Inc.* .........................   220,600                 1,654,500
Disney (Walt) Co. ...................    82,900                 2,487,000
Granada Group PLC ...................    88,900                 1,571,599
Harley-Davidson, Inc. ...............   230,500                10,919,938
Hoyts Cinemas Group .................    30,000                    25,184
Ladbroke Group PLC ..................   279,118                 1,121,543
MGM Grand, Inc.* ....................   120,000                 3,255,000
Mirage Resorts, Inc.* ...............   156,100                 2,331,744
Nelvana Ltd.*+ ......................     8,000                   149,642
Nintendo Co. Ltd. ...................    13,700                 1,329,331
Nippon Broadcasting System ..........     5,000                   200,266
SHIMANO, INC. .......................    18,000                   464,953
Thomson Travel Group PLC ............   150,000                   409,304
VTech Holdings Ltd. .................    50,000                   218,142
                                                               ----------
                                                               39,193,490
                                                               ----------
PHOTO & OPTICAL (0.1%)
Essilor International ...............       500                   196,798
Fuji Photo Film Co. .................    37,000                 1,377,049
Gretag Imaging Group* ...............     9,000                   774,335
Noritsu Koki Co. Ltd. ...............    10,200                   221,444
                                                               ----------
                                                                2,569,626
                                                               ----------
RETAIL--GENERAL (3.0%)
Aldeasa SA ..........................    22,000                   863,777
BAA PLC .............................   108,800                 1,269,895
Boots Co. PLC .......................    74,700                 1,272,095

THE HUDSON RIVER TRUST
ALLIANCE BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                              NUMBER                 VALUE
                                             OF SHARES             (NOTE 1)
                                       --------------------   ------------------
Carrefour ..........................           500            $   377,404
Circuit City Stores-Circuit City
  Group ............................       159,300              7,955,044
Dixons Group PLC ...................        28,363                399,004
Genesis Direct, Inc.* ..............        94,400                737,500
Home Depot, Inc. ...................       107,900              6,602,131
Japan Airport Terminal Co. Ltd.             38,000                234,027
Kingfisher PLC .....................       152,326              1,648,665
Kohl's Corp.* ......................       137,800              8,466,087
Koninklijke Ahold NV ...............        10,000                369,562
Limited, Inc. ......................       312,500              9,101,562
Paris Miki, Inc. ...................         4,400                101,374
Sato Corp. .........................        16,000                283,562
Smith (W.H.) Group PLC .............        22,500                178,571
Tandy Corp. ........................       135,000              5,560,313
Wal-Mart Stores, Inc. ..............       156,400             12,736,825
                                                              -----------
                                                               58,157,398
                                                              -----------
  TOTAL CONSUMER CYCLICALS (6.0%)                             115,414,306
                                                              -----------
CONSUMER NONCYCLICALS
BEVERAGES (1.0%)
Coca-Cola Co. ......................       129,600              8,667,000
Coca-Cola Enterprises, Inc. ........       186,000              6,649,500
Diageo PLC .........................        60,000                682,839
Fomento Economico Mexico
  ADR ..............................        20,000                532,500
Louis Dreyfus Citrus ...............         1,000                 25,065
Mercian Corp. ......................        48,000                196,083
Scottish & Newcastle PLC ...........       100,000              1,161,359
Whitbread PLC ......................        92,500              1,184,299
                                                              -----------
                                                               19,098,645
                                                              -----------
CONTAINERS (0.0%)
Schmalbach Lubeca AG ...............         8,300              1,145,515
                                                              -----------
DRUGS (2.5%)
Bristol-Myers Squibb Co. ...........        86,200             11,534,637
Daiichi Pharmaceutical Co. .........        79,000              1,336,385
Forest Laboratories, Inc.
  (Class A)* .......................        45,000              2,393,438
Merck KGAA .........................        18,700                841,584
Mylan Labs Inc. ....................        55,000              1,732,500
Novartis AG ........................           300                590,594
Orion-Yhtyma Oy (B Shares) .........        37,800                907,387
Pfizer, Inc. .......................        79,500              9,972,281
Sankyo Co. Ltd. ....................        17,000                372,087
Sanofi SA ..........................         9,000              1,481,349
Santen Pharmaceutical Co. Ltd. .....        42,000                807,621
Schering Plough Corp. ..............       285,200             15,757,300
Yamanouchi Pharmaceutical Co.
  Ltd. .............................        16,000                516,083
                                                              -----------
                                                               48,243,246
                                                              -----------
FOODS (1.4%)
Avonmore Waterford Group
  PLC ..............................        20,000                 62,467
Barry Callebaut AG .................         5,400              1,228,436
Campbell Soup Co. ..................       129,090              7,099,950
Huhtamaki Oy Series I ..............        11,550                439,443
Nestle SA ..........................         1,150              2,507,109
Nutreco Holding N.V. ...............         3,900                153,682
Orkla ASA ..........................        33,200                495,770
Parmalat Finanziaria Spa ...........       100,000                191,110


                                              NUMBER                 VALUE
                                             OF SHARES             (NOTE 1)
                                       --------------------   ------------------
Rite Aid Corp. .....................   173,000                $ 8,574,313
Tyson Foods, Inc. (Class A) ........   286,400                  6,086,000
                                                              -----------
                                                               26,838,280
                                                              -----------
HOSPITAL SUPPLIES & SERVICES (1.7%)
Columbia/HCA Healthcare Corp.          421,700                 10,437,075
Medtronic, Inc. ....................   184,300                 13,684,275
PT Tempo Scan Pacific* .............   206,000                     10,944
Sun International Hotels Ltd.* .....    71,600                  3,253,325
Tenet Healthcare Corp.* ............   182,700                  4,795,875
                                                              -----------
                                                               32,181,494
                                                              -----------
RETAIL--FOOD (0.7%)
Delhaize-Le Lion SA ................     8,800                    773,850
Familymart Co. .....................    12,900                    644,714
Food Lion, Inc. (Class A) ..........   254,400                  2,703,000
Kroger Co.* ........................   159,000                  9,619,500
Seven-Eleven Japan Co. Ltd. ........     5,200                    419,318
                                                              -----------
                                                               14,160,382
                                                              -----------
SOAPS & TOILETRIES (1.1%)
Avon Products, Inc. ................   214,900                  9,509,325
Estee Lauder Companies
  (Class A) ........................    53,225                  4,550,737
Gillette Co. .......................   106,700                  5,154,944
Kao Corp. ..........................    66,000                  1,491,360
                                                              -----------
                                                               20,706,366
                                                              -----------
TOBACCO (1.4%)
Austria Tabakwerke AG ..............    12,300                    943,047
Japan Tobacco, Inc. ................       150                  1,501,994
Philip Morris Cos., Inc. ...........   407,400                 21,795,900
Seita ..............................    27,700                  1,734,502
Swedish Match AB ...................   111,801                    407,389
Tabacalera SA--A ...................    70,000                  1,763,299
                                                              -----------
                                                               28,146,131
                                                              -----------
  TOTAL CONSUMER
     NONCYCLICALS (9.8%) ...........                          190,520,059
                                                              -----------
CREDIT SENSITIVE
BANKS (3.3%)
Allied Irish Bank ..................   225,000                  4,013,178
Banca Nazionale del Lavoro
  (BNL)* ...........................    20,000                     55,881
Banca Nazionale del Lavoro
  (BNL)* ...........................   170,000                    508,406
Bancaria de Espana SA ..............    10,000                    258,584
Banco Bilbao Vizcaya SA ............   164,700                  2,578,508
Banco Central Hispanoamericano
  SA ...............................    60,000                    711,371
Banco Santander SA .................    58,200                  1,154,827
Bangkok Bank Public Co. Ltd.* ......    20,000                     41,265
Bank Austria AG ....................     6,305                    320,587
Bank of Ireland ....................    60,000                  1,334,107
Bank of Tokyo-Mitsubishi Ltd. ......    15,000                    155,516
BankAmerica Corp. ..................   272,727                 16,397,711
Banque Nationale de Paris ..........    13,700                  1,127,961
Barclays PLC .......................    18,000                    388,140
BPI-SGPS, SA .......................    12,800                    434,580
Chase Manhattan Corp. ..............    38,300                  2,606,794
Citigroup, Inc. ....................   368,000                 18,216,000
Dao Heng Bank Group Ltd. ...........    30,000                     92,743

THE HUDSON RIVER TRUST
ALLIANCE BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                               NUMBER                 VALUE
                                              OF SHARES             (NOTE 1)
                                        --------------------   ------------------
Erste Bank Der
  Oesterreichischen Sparkassen
  AG ................................           3,730          $   199,614
ForeningsSparbanken AB ..............          17,300              448,754
Istituto Bancario San Paolo di
  Torino Spa ........................          88,511            1,563,061
National Bank of Canada .............          30,000              484,060
Nordbanken Holding AB+ ..............          20,000              128,462
PT Bank Dagang Nasional
  Indonesia Tbk* ....................       1,230,000               11,531
Seventy-Seven Bank Co. Ltd. .........         123,000            1,231,635
Shizuoka Bank Ltd. ..................          25,000              309,038
Skandinaviska Enskilda Banken
  (Series A) ........................          56,000              591,421
Societe Generale ....................           6,000              971,464
State Bank of India (GDR) ...........          27,000              226,125
Suncorp-Metway Ltd. .................          32,858              152,936
Thai Farmers Bank Public Co.--
  Warrants (expire 09/15/02)* .......           2,875                  388
Toho Bank ...........................          10,000               41,471
Unicredito Italiano Spa .............         340,500            2,017,053
United Overseas Bank Ltd. ...........           4,000               25,697
Wells Fargo Co. .....................         118,100            4,716,619
Wing Hang Bank Ltd. .................         161,000              401,084
Yamaguchi Bank ......................          70,000              661,232
                                                               -----------
                                                                64,577,804
                                                               -----------
FINANCIAL SERVICES (2.8%)
Aiful Corp. .........................          19,600            1,191,458
Associates First Capital Corp.
  (Class A) .........................         148,200            6,279,975
CMAC Investment Corp. ...............          65,900            3,027,281
Credit Saison Co. ...................          26,000              641,648
Daiwa Securities Co. Ltd. ...........          16,000               54,728
Garban PLC* .........................           3,663               13,957
Household International, Inc. .......         276,500           10,956,312
MBNA Corp. ..........................         657,375           16,393,289
Merrill Lynch & Co., Inc. ...........          65,800            4,392,150
Morgan Stanley Dean Witter &
  Co. ...............................         111,400            7,909,400
Nichiei Co. Ltd. ....................           3,500              279,132
Peregrine Investment Holdings
  Ltd.* .............................         472,000                    0
PMI Group, Inc. .....................          48,600            2,399,625
Sanyo Shinpan Finance Co. Ltd. ......           3,000              108,994
Worms Et Compagnie ..................           2,500              145,362
                                                               -----------
                                                                53,793,311
                                                               -----------
INSURANCE (1.8%)
Aegon N.V. ..........................           5,000              613,984
ASR Verzekeringsgroep N.V. ..........          12,000            1,086,320
Catalana Occidente SA ...............           2,060               53,631
CGU PLC .............................          52,032              814,650
Cia de Seguros Imperio, SA* .........          98,000              798,793
Corporacion Mapfre ..................          24,000              650,155
Everest Reinsurance Holdings,
  Inc. ..............................         100,000            3,893,750
Fortis Amev N.V. ....................          18,000            1,491,453
Gallagher (Arthur J.) & Co. .........          65,000            2,868,125
ING Groep N.V. ......................          44,000            2,682,784



                                               NUMBER                 VALUE
                                              OF SHARES             (NOTE 1)
                                        --------------------   ------------------
Irish Life PLC ......................     100,000              $   945,060
Kingsway Financial Services* ........      20,000                  156,148
Mediolanum Spa ......................      70,000                  518,597
Providian Financial Corp. ...........     130,500                9,787,500
Royal & Sun Alliance Insurance
  Group PLC .........................     100,936                  824,171
Sampo Insurance Co. (A Shares)             22,000                  834,878
SunAmerica, Inc. ....................      89,000                7,220,125
Trygg-Hansa AB (B Shares)* ..........       3,600                  108,501
United Assurance Group PLC ..........      71,600                  649,263
                                                               -----------
                                                                35,997,888
                                                               -----------
MORTGAGE RELATED (0.1%)
Freddie Mac .........................      20,000                1,288,750
                                                               -----------
REAL ESTATE (0.1%)
Boardwalk Equities, Inc.* ...........      26,000                  285,882
Cheung Kong Holdings Ltd. ...........      40,000                  287,844
City Developments Ltd. ..............       4,000                   17,333
Daibiru Corp. .......................       4,000                   25,521
Green Property PLC ..................     120,000                  678,208
Sumitomo Realty &
  Development Co. Ltd. ..............      14,000                   45,529
                                                               -----------
                                                                 1,340,317
                                                               -----------
UTILITY--ELECTRIC (0.5%)
AES Corp.* ..........................     187,400                8,878,075
Cia Paranaense de Energia-Copel
  (ADR) .............................      54,000                  384,750
Electricidade de Portugal SA ........       5,000                  110,134
Fortum Oyj* .........................      44,938                  273,209
Hong Kong Electric Holdings
  Ltd. ..............................     179,000                  542,967
                                                               -----------
                                                                10,189,135
                                                               -----------
UTILITY--GAS (0.2%)
Anglian Water PLC ...................     120,027                1,657,551
Anglian Water PLC (B Shares)* .......     128,600                  104,845
Scottish Power PLC ..................     220,000                2,260,324
                                                               -----------
                                                                 4,022,720
                                                               -----------
UTILITY--TELEPHONE (1.0%)
British Telecommunications PLC            186,600                2,811,326
Cable & Wireless PLC ................      90,000                1,106,619
Frontier Corp. ......................     225,000                7,650,000
Nippon Telegraph & Telephone
  Corp. .............................         185                1,429,508
Swisscom AG* ........................       5,000                2,096,245
Telecom Italia Spa ..................      84,000                  716,299
Telecom Italia Spa ..................     110,800                  696,898
Telefonica de Espana ................      40,000                1,775,964
Telefonica S.A.--Bonus Rights* ......         800                      709
Telekom Malaysia BHD ................      38,500                   70,902
Telekomunikacja Polska S.A.
  (GDR)* ............................     155,000                  790,500
                                                               -----------
                                                                19,144,970
                                                               -----------
  TOTAL CREDIT SENSITIVE (9.8%) .....                          190,354,895
                                                               -----------
ENERGY
COAL & GAS PIPELINES (0.1%)
BG PLC ..............................     164,117                1,035,596
OMV AG ..............................       1,400                  131,935
                                                               -----------
                                                                 1,167,531
                                                               -----------

THE HUDSON RIVER TRUST
ALLIANCE BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                              NUMBER                 VALUE
                                             OF SHARES             (NOTE 1)
                                       --------------------   ------------------
OIL--DOMESTIC (1.0%)
Apache Corp. .......................         30,000           $   759,375
Atlantic Richfield Co. .............         65,500             4,273,875
Louis Dreyfus Natural Gas
  Corp.* ...........................        245,400             3,496,950
Tom Brown, Inc.* ...................        141,000             1,414,406
USX-Marathon Group, Inc. ...........        278,200             8,380,775
                                                              -----------
                                                               18,325,381
                                                              -----------
OIL--INTERNATIONAL (0.3%)
British Petroleum Co. PLC ..........         98,700             1,473,882
Gulf Indonesia Resources Ltd.* .....         17,900               116,350
Oil Search Ltd. ....................          5,600                 5,662
Repsol SA ..........................         13,950               743,044
Shell Transport & Trading Co.
  PLC ..............................        178,950             1,099,419
Talisman Energy, Inc.* .............          1,000                17,534
Total SA--B ........................         26,234             2,656,489
                                                              -----------
                                                                6,112,380
                                                              -----------
OIL--SUPPLIES & CONSTRUCTION (0.2%)
Fracmaster Ltd. ....................         92,800               271,698
Fugro N.V. .........................         10,000               234,304
Noble Drilling Corp.* ..............        292,100             3,779,044
Stolt Comex Seaway, S.A. (ADR)*              50,000               281,250
                                                              -----------
                                                                4,566,296
                                                              -----------
  TOTAL ENERGY (1.6%) ..............                           30,171,588
                                                              -----------
TECHNOLOGY
ELECTRONICS (4.3%)
Altera Corp.* ......................         11,900               724,413
Cisco Systems, Inc.* ...............        258,500            23,992,031
Disco Corp. ........................          4,000               116,970
Fujimi, Inc. .......................          6,000               208,418
Intel Corp. ........................        114,800            13,610,975
Micron Technology, Inc.* ...........         88,400             4,469,725
Micronics Japan Co. Ltd. ...........          7,000               102,348
Motorola, Inc. .....................        189,500            11,571,344
Murata Manufacturing Co., Ltd. .....          7,000               290,917
Nikon Corp. ........................         60,000               584,847
Rohm Co. Ltd. ......................         10,000               911,830
Sanmina Corp.* .....................         88,400             5,525,000
Solectron Corp.* ...................        181,600            16,877,450
Sterling Commerce, Inc.* ...........         75,000             3,375,000
TDK Corp. ..........................          2,000               183,075
The Swatch Group AG ................          4,850               727,588
Tokyo Cathode Laboratory Co. .......          4,100                27,757
Yokogawa Electric Corp. ............         12,000                59,548
                                                              -----------
                                                               83,359,236
                                                              -----------
OFFICE EQUIPMENT (2.9%)
Barco N.V. .........................          4,314             1,210,466
Canon, Inc. ........................         10,000               214,001
Ceridian Corp.* ....................        181,300            12,657,006
Compaq Computer Corp. ..............        361,300            15,152,019
Dell Computer Corp.* ...............        259,400            18,984,837
Policy Management Systems
  Corp.* ...........................        157,300             7,943,650
                                                              -----------
                                                               56,161,979
                                                              -----------
OFFICE EQUIPMENT SERVICES (2.7%)
Computer Sciences Corp. ............         48,000             3,093,000
Data Communication System Co.                11,700               238,977


                                              NUMBER                 VALUE
                                             OF SHARES             (NOTE 1)
                                       --------------------   ------------------
First Data Corp. ...................       312,200            $ 9,892,837
Frontec AB (B Shares)* .............       105,000                450,051
Fuji Soft ABC, Inc. ................        11,900                606,336
HBO & Co. ..........................       330,923              9,493,354
Mettler-Toledo International,
  Inc.* ............................        45,900              1,288,069
Microsoft Corp.* ...................       108,500             15,047,594
Misys PLC ..........................       125,000                910,431
Nippon System Development ..........        29,000                899,424
Novell, Inc.* ......................       573,400             10,392,875
                                                              -----------
                                                               52,312,948
                                                              -----------
TELECOMMUNICATIONS (3.4%)
AirTouch Communications, Inc.*              90,000              6,491,250
America Online, Inc. ...............        89,000             14,240,000
Asia Satellite Telecommunications
  Holdings Ltd. ....................       120,000                213,753
Clearnet Communications, Inc.
  (Class A)* .......................        75,000                609,375
DDI Corp. ..........................           140                521,046
Energis PLC* .......................        40,000                891,817
Esprit Telecom Group PLC
  (ADR)* ...........................        65,100              3,043,425
Fore Systems, Inc.* ................       270,900              4,960,856
Global TeleSystems Group, Inc.*             77,700              4,331,775
Helsinki Telephone Corp. ...........        18,300              1,087,459
Hyperion Telecommunications,
  Inc. (Class A)* ..................        74,100              1,120,763
Keppel Telecommunications &
  Transportation Ltd. ..............       193,000                127,497
MCI WorldCom, Inc.* ................       134,860              9,676,205
Mobistar SA* .......................         8,000                401,504
NetCom Systems AB (B Shares)*                4,000                163,049
Nextel Communications, Inc.
  (Class A)* .......................       121,900              2,879,888
NTL, Inc.* .........................        62,600              3,532,988
Orange PLC* ........................        94,000              1,092,459
PT Indosat .........................       419,000                546,009
PT Telekomunikasi Indonesia ........       309,000                104,288
SK Telecom Co. Ltd. (ADR) ..........        22,701                231,266
Tele-Communications TCI
  Ventures Group (Class A)* ........       363,000              8,553,187
Videsh Sanchar Nigam Ltd.
  (GDR)+ ...........................        14,400                176,400
Videsh Sanchar Nigam Ltd.
  (GDR) ............................        14,000                157,500
Vodafone Group PLC .................        80,000              1,299,125
                                                              -----------
                                                               66,452,884
                                                              -----------
  TOTAL TECHNOLOGY (13.3%) .........                          258,287,047
                                                              -----------
DIVERSIFIED
MISCELLANEOUS (1.2%)
BTR PLC (B Shares) .................       180,000                103,325
Citic Pacific Ltd. .................        60,000                129,336
First Pacific Co. ..................       397,685                189,930
Hagemeyer N.V. .....................         8,000                292,241
Montedison Spa .....................     1,113,000              1,477,493
Smith (Howard) Ltd. ................        35,000                231,533
Suez Lyonnaise des Eaux ............         3,000                616,155
Tomkins PLC ........................        37,500                176,887
Tyco International Ltd. ............       243,700             18,384,119
Vivendi ............................         8,400              2,179,086
                                                              -----------
  TOTAL DIVERSIFIED (1.2%) .........                           23,780,105
                                                              -----------

THE HUDSON RIVER TRUST
ALLIANCE BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                               NUMBER                 VALUE
                                              OF SHARES             (NOTE 1)
                                        --------------------   ------------------
TOTAL COMMON STOCKS AND OTHER
  INVESTMENTS (50.7%)
  (Cost $733,680,790) ...............                          $981,481,155
                                                               ------------
PREFERRED STOCKS:
BASIC MATERIALS (0.1%)
CHEMICALS
Henkel KGAA .........................       15,180                1,320,792
                                                               ------------
BUSINESS SERVICES
PRINTING, PUBLISHING &
  BROADCASTING (0.0%)
ProSieben Media AG ..................       15,000                  718,272
                                                               ------------
TRUCKING, SHIPPING (0.1%)
CNF Trust I
  5.0% Conv. Series A ...............       30,600                1,740,375
                                                               ------------
  TOTAL BUSINESS SERVICES (0.1%)                                  2,458,647
                                                               ------------
CAPITAL GOODS (0.0%)
AEROSPACE
Loral Space & Communications
  6.0% Conv. ........................       18,400                  969,450
                                                               ------------
CONSUMER CYCLICALS
AIRLINES (0.0%)
Continental Airlines Finance
  Trust
  8.5% Conv. ........................        4,050                  280,462
                                                               ------------
LEISURE RELATED (0.2%)
Royal Caribbean Cruises Ltd.
  7.25% Series A ....................       22,300                2,564,500
                                                               ------------
RETAIL--GENERAL (0.0%)
Hornbach Holding AG .................        8,010                  478,245
                                                               ------------
  TOTAL CONSUMER CYCLICALS (0.2%)                                 3,323,207
                                                               ------------
CONSUMER NONCYCLICALS (0.0%)
HOSPITAL SUPPLIES & SERVICES
Fresenius AG ........................        1,000                  210,021
                                                               ------------
CREDIT SENSITIVE (0.1%)
UTILITY--ELECTRIC
AES Trust I
  5.375% Conv. Series A .............       39,700                2,759,150
                                                               ------------
TECHNOLOGY
ELECTRONICS (0.1%)
L&H Capital Trust I
  4.75% Conv.+ ......................       30,800                  974,050
Times Mirror Co. ....................       11,900                  663,425
                                                               ------------
                                                                  1,637,475
                                                               ------------
TELECOMMUNICATIONS (0.7%)
AirTouch Communications, Inc.
  4.25% Conv., Series C .............       22,700                2,338,100
ICG Communications, Inc.
  6.75% Conv. .......................       14,600                  777,450
Intermedia Communications,
  Inc.:
  7.0% Conv.+ .......................       21,400                  547,038
  7.0% Conv. Series D ...............       22,200                  567,487
IXC Communications, Inc.:
  6.75% Conv. .......................        6,700                  221,938
  6.75% Conv.+ ......................       28,800                  954,000
Nextel Strypes Trust
  7.25% Conv. .......................       82,200                1,685,100


                                               NUMBER                 VALUE
                                              OF SHARES             (NOTE 1)
                                        --------------------   ------------------
Nokia Oyj (A Shares) ................       28,200             $  3,428,941
WinStar Communications, Inc.
  7.0% Conv. ........................       52,300                2,484,250
                                                               ------------
                                                                 13,004,304
                                                               ------------
  TOTAL TECHNOLOGY (0.8%) ...........                            14,641,779
                                                               ------------
TOTAL PREFERRED STOCKS (1.3%)
  (Cost $23,282,369) ................                            25,683,046
                                                               ------------
                                          PRINCIPAL
                                            AMOUNT
                                         -----------
LONG-TERM DEBT SECURITIES:
BUSINESS SERVICES
PRINTING, PUBLISHING &
  BROADCASTING (0.2%)
Clear Channel
  Communications, Inc.
  2.625% Conv., 04/01/03 ............    $ 700,000                  759,500
Mail-Well, Inc.
  5.0% Conv., 11/01/02 ..............      780,000                  702,000
P-Com, Inc.:
  4.25% Conv., 11/01/02+ ............    1,280,000                  601,600
  4.25% Conv., 11/01/02 .............      680,000                  319,600
Tele-Communications, Inc.
  4.5%, 02/15/06 ....................    2,115,000                2,273,625
                                                               ------------
                                                                  4,656,325
                                                               ------------
PROFESSIONAL SERVICES (0.1%)
Personnel Group of America:
  5.75% Conv., 07/01/04+ ............      370,000                  428,275
  5.75% Conv., 07/01/04 .............      670,000                  775,525
                                                               ------------
                                                                  1,203,800
                                                               ------------
  TOTAL BUSINESS SERVICES (0.3%).....                             5,860,125
                                                               ------------
CAPITAL GOODS (0.1%)
AEROSPACE
Orbital Sciences Corp.:
  5.0% Conv., 10/01/02+ .............      690,000                1,166,100
  5.0% Conv., 10/01/02 ..............      200,000                  338,000
                                                               ------------
                                                                  1,504,100
                                                               ------------
CONSUMER CYCLICALS (0.1%)
RETAIL--GENERAL
Office Depot, Inc.
  Zero Coupon, 11/01/08 .............    1,895,000                1,589,431
                                                               ------------
CONSUMER NONCYCLICALS
DRUGS (0.5%)
MedImmune, Inc.:
  7.0% Conv., 07/01/03 ..............      860,000                4,347,300
  7.0% Conv. Sub. Note,
     07/01/03+ ......................      410,000                2,072,550
Quintiles Transnational Corp.:
  4.25% Conv., 05/31/00+ ............      580,000                  793,150
  4.25% Conv., 05/31/00 .............      695,000                  950,413
                                                               ------------
                                                                  8,163,413
                                                               ------------
HOSPITAL SUPPLIES & SERVICES (0.2%)
Alternative Living Services Ltd.
  5.25% Conv., 12/15/02 .............    1,095,000                1,396,125
FPA Medical Management, Inc.
  6.5% Conv., 12/15/01 (a)+ .........    1,130,000                    5,650

THE HUDSON RIVER TRUST
ALLIANCE BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                             PRINCIPAL                VALUE
                                              AMOUNT                (NOTE 1)
                                      ----------------------   ------------------
RES-Care, Inc.:
  6.0% Conv., 12/01/04 ............   $   145,000              $    199,919
  6.0% Conv., 12/01/04+ ...........     1,095,000                 1,518,628
Sunrise Assisted Living, Inc.
  5.5% Conv., 06/15/02 ............       665,000                   992,512
                                                               ------------
                                                                  4,112,834
                                                               ------------
MEDIA & CABLE (1.8%)
Time Warner Entertainment Co.
  8.375%, 03/15/23 ................    23,580,000                28,625,649
Turner Broadcasting System, Inc.
  8.375%, 07/01/13 ................     5,530,000                 6,609,898
                                                               ------------
                                                                 35,235,547
                                                               ------------
  TOTAL CONSUMER NONCYCLICALS (2.5%)                             47,511,794
                                                               ------------
CREDIT SENSITIVE
ASSET BACKED (0.8%)
Chase Credit Card Master Trust
  6.0%, 08/15/05 ..................    15,000,000                15,206,250
                                                               ------------
BANKS (0.8%)
Citicorp
  6.375%, 11/15/08 ................    15,000,000                15,525,450
                                                               ------------
FINANCIAL SERVICES (1.1%)
Household Finance Corp.
  6.5%, 11/15/08 ..................    20,100,000                20,868,865
                                                               ------------
MORTGAGE RELATED (11.8%)
Federal Home Loan Mortgage
  Corp.:
  GOLD 7.0%, 09/01/11 .............    19,599,534                20,028,274
  7.0%, 01/01/12 ..................     4,132,014                 4,222,402
  7.5%, 04/01/28 ..................     9,986,462                10,251,733
Federal National Mortgage
  Association:
  6.5%, 06/01/11 ..................    32,609,640                33,068,131
  6.5%, 09/01/11 ..................    13,408,739                13,597,266
  7.0%, 05/01/26 ..................     5,350,185                 5,458,848
  7.0%, 09/01/27 ..................     1,839,305                 1,876,091
  7.0%, 01/01/28 ..................     8,310,140                 8,471,149
  6.5%, 03/01/28 ..................     5,868,948                 5,901,961
  6.5%, 07/01/28 ..................       421,186                   423,555
  6.5%, 09/01/28 ..................     5,957,688                 5,991,200
  6.5%, 10/01/28 ..................     5,917,730                 5,951,017
  8.0%, 12/01/28 ..................    15,600,000                16,152,552
Government National Mortgage
  Association:
  7.0%, 12/15/25 ..................       121,551                   124,323
  7.0%, 07/15/27 ..................     9,713,559                 9,935,125
  7.0%, 02/15/28 ..................    25,196,908                25,771,650
  6.5%, 03/15/28 ..................    11,943,106                12,058,835
  6.5%, 04/15/28 ..................     8,545,241                 8,628,045
  6.5%, 05/15/28 ..................     2,758,121                 2,784,847
  7.0%, 06/15/28 ..................        46,617                    47,680
  7.0%, 10/15/28 ..................        97,063                    99,277
  7.0%, 12/15/28 ..................    37,924,771                38,789,834
                                                               ------------
                                                                229,633,795
                                                               ------------
U.S. GOVERNMENT (20.9%)
U.S. Treasury:
  6.0% Note, 08/15/00 .............    38,495,000                39,288,959
  6.25% Note, 04/30/01 ............    44,000,000                45,553,772


                                             PRINCIPAL                VALUE
                                              AMOUNT                (NOTE 1)
                                      ----------------------   ------------------
  6.5% Note, 08/31/01 .............   $96,740,000              $101,123,580
  6.5% Note, 05/31/02 .............    51,000,000                53,852,838
  5.75% Note, 08/15/03 ............    30,945,000                32,298,844
  4.25% Note, 11/15/03 ............    20,195,000                19,929,941
  6.875% Note, 05/15/06 ...........    30,435,000                34,401,076
  6.125% Bond, 11/15/27 ...........    51,525,000                57,708,000
  5.25% Bond, 11/15/28 ............    19,935,000                20,433,375
                                                               ------------
                                                                404,590,385
                                                               ------------
UTILITY--ELECTRIC (1.4%)
Consolidated Edison, Inc.
  Series 98-A
  6.25%, 02/01/08 .................    25,780,000                27,062,813
                                                               ------------
  TOTAL CREDIT SENSITIVE (36.8%)                                712,887,558
                                                               ------------
ENERGY (0.3%)
GAS
RAS Laffan Liquid Natural Gas
  8.294%, 03/15/14+ ...............     7,730,000                 6,371,530
                                                               ------------
TECHNOLOGY
ELECTRONICS (2.0%)
Amkor Technologies, Inc.
  5.75% Conv., 05/01/03 ...........     2,925,000                 2,895,750
America Online, Inc.
  4.0% Conv., 11/15/02 ............       865,000                 5,320,831
EMC Corp.
  3.25% Conv., 03/15/02 ...........       525,000                 1,977,937
HNC Software, Inc.
  4.75% Conv., 03/01/03 ...........     1,095,000                 1,204,500
Hutchinson Technology, Inc.:
  6.0%, 03/15/05+ .................       325,000                   452,969
  6.0%, 03/15/05 ..................     1,330,000                 1,853,688
Level One Communications, Inc.:
  4.0% Conv., 09/01/04+ ...........       790,000                 1,151,425
  4.0% Conv., 09/01/04 ............       520,000                   757,900
Micron Technology, Inc.
  7.0% Conv., 07/01/04 ............       845,000                   904,150
Motorola, Inc.
  6.5%, 11/15/28 ..................     9,290,000                 9,385,037
Network Associates, Inc.:
  Zero Coupon, 02/13/18+ ..........     2,610,000                 1,601,888
  Zero Coupon, 02/13/18 ...........       320,000                   196,400
Photronics, Inc.
  6.0% Conv., 06/01/04 ............     1,995,000                 2,119,687
SCI Systems, Inc.
  5.0% Conv., 05/01/06+ ...........     1,720,000                 4,091,450
Solectron Corp.
  6.0% Conv., 03/01/06+ ...........     1,770,000                 4,871,925
                                                               ------------
                                                                 38,785,537
                                                               ------------
TELECOMMUNICATIONS (0.3%)
Comverse Technology, Inc.
  5.75% Conv., 10/01/06+ ..........     1,605,000                 2,602,106
  5.75% Conv., 10/01/06 ...........       630,000                 1,021,387
Global TeleSystems Group, Inc.
  5.75% Conv., 07/01/10 ...........     2,665,000                 3,011,450
                                                               ------------
                                                                  6,634,943
                                                               ------------
  TOTAL TECHNOLOGY (2.3%) .........                              45,420,480
                                                               ------------
TOTAL LONG-TERM DEBT SECURITIES (42.4%)
  (Amortized Cost $788,368,107)                                 821,145,018
                                                               ------------

THE HUDSON RIVER TRUST
ALLIANCE BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1998


                                          PRINCIPAL           VALUE
                                            AMOUNT          (NOTE 1)
                                        -------------  ------------------
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER
Commerzbank
  5.2%, due 02/04/99 ..................  $ 7,575,000     $    7,537,798
Procter & Gamble Co.
  5.15%, due 02/12/99 .................   10,000,000          9,939,917
                                                         --------------
  TOTAL COMMERCIAL PAPER (0.9%)                              17,477,715
                                                         --------------
TIME DEPOSITS (1.5%)
Chase Manhattan Corp.
  4.5%, due 01/04/99 ..................   28,800,000         28,800,000
                                                         --------------
U.S. GOVERNMENT AGENCIES
Federal Home Loan Mortgage
  Corp.
  4.7%, due 01/04/99 ..................   56,700,000         56,677,792
  5.1%, due 01/14/99 ..................   10,000,000          9,981,656
                                                         --------------
  TOTAL U.S. GOVERNMENT AGENCIES (3.4%)                      66,659,448
                                                         --------------
TOTAL SHORT-TERM DEBT SECURITIES (5.8%)
  (Amortized Cost $112,937,163)                             112,937,163
                                                         --------------
TOTAL INVESTMENTS (100.2%)
  (Cost/Amortized Cost $1,658,268,429)                    1,941,246,382
OTHER ASSETS
  LESS LIABILITIES (-0.2%) ............                      (4,806,721)
                                                         --------------
NET ASSETS (100.0%) ...................                  $1,936,439,661
                                                         ==============


DISTRIBUTION OF INVESTMENTS BY GLOBAL REGION
As a Percentage of Total Investments
Canada ...........................       0.1%
France ...........................       1.0
Germany ..........................       0.5
Japan ............................       1.9
Latin America ....................       0.1
Netherlands ......................       0.6
Scandinavia ......................       0.6
Southeast Asia ...................       0.3
Spain ............................       0.5
Switzerland ......................       0.6
United Kingdom ...................       2.2
United States** ..................      90.1
Other European Countries .........       1.5
                                       -----
                                       100.0%
                                       =====





----------
*    Non-income producing.
**   Includes Short-Term Debt Securities of 5.8%.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1998, these securities amounted to $30,974,585 or 1.6% of net assets.
(a)  On July 15, 1998, this security defaulted on its interest payment.
     Glossary:
     ADR--American Depository Receipt
     GDR--Global Depository Receipt


                       See Notes to Financial Statements.

THE HUDSON RIVER TRUST
ALLIANCE GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998




                                               NUMBER                 VALUE
                                              OF SHARES             (NOTE 1)
                                        --------------------   ------------------
COMMON STOCKS AND OTHER
  INVESTMENTS:
BASIC MATERIALS
CHEMICALS (0.4%)
AGA AB (A Shares) ...................           3,400          $   45,147
Akzo Nobel N.V. .....................          28,000           1,274,828
Bayer AG ............................          25,400           1,066,145
Georgia Gulf Corp. ..................         292,000           4,690,250
GP Batteries International Ltd. .....         180,000             384,000
GP Batteries International Ltd.--
  Warrants (expire 11/15/00)* .......           5,750               2,736
Imperial Chemical Industries
  PLC ...............................          15,000             130,029
Indo Gulf Corp. Ltd. (GDR)+ .........          50,000              32,885
Ishihara Sangyo Kaisha Ltd.* ........          14,000              22,951
Johnson Matthey PLC .................          80,000             540,415
L'Air Liquide .......................           1,500             275,069
Linde AG ............................             100              60,606
Royal Group Technologies Ltd.*                 10,000             221,535
Solvay SA ...........................           1,200              89,905
Sumitomo Chemical Co. Ltd. ..........          28,000             109,171
Toray Industries, Inc. ..............          29,000             151,617
UBE Industries Ltd. .................          14,000              21,214
                                                               ----------
                                                                9,118,503
                                                               ----------
CHEMICALS--SPECIALTY (0.4%)
Great Lakes Chemical Corp. ..........         127,700           5,108,000
Kyowa Hakko Kogyo Co. ...............           8,000              39,557
NGK Insulators ......................           6,000              77,466
SGL Carbon AG+ ......................          15,000             908,191
Solutia Inc. ........................         125,000           2,796,875
UCAR International, Inc.* ...........           5,000              89,062
                                                               ----------
                                                                9,019,151
                                                               ----------
METALS & MINING (0.0%)
Degussa AG ..........................           2,500             138,014
Granges AB ..........................             550               7,949
Japan Energy Corp. ..................          19,000              18,015
Randgold Resources Ltd.
  (GDR)*+ ...........................           7,600              19,000
Rio Tinto Ltd. ......................           5,800              68,787
Rio Tinto PLC .......................          26,000             302,386
Toho Titanium .......................          47,000             258,635
WMC Ltd. ............................          40,700             122,699
                                                               ----------
                                                                  935,485
                                                               ----------
PAPER (0.1%)
Amcor Ltd. ..........................           8,900              38,027
Enso Oyj (R Shares) .................          30,000             268,291
Grupo Industrial Durango
  (ADR)* ............................          12,000              66,000
Mayr-Melnhof Karton AG ..............          20,000             934,715
Nippon Paper Industries Co. .........           2,000               9,109
Svenka Cellulosa (Series B) .........           3,200              69,963
UPM-Kymmene Oyj .....................           3,292              91,678
                                                               ----------
                                                                1,477,783
                                                               ----------
STEEL (0.1%)
Broken Hill Proprietary Co. Ltd.               50,000             368,231
Nippon Steel Corp. ..................         170,000             308,817
NKK Corp. ...........................          85,000              57,997
Sumitomo Metal Industries ...........         224,000             256,057
                                                               ----------
                                                                  991,102
                                                               ----------
  TOTAL BASIC MATERIALS (1.0%) ......                          21,542,024
                                                               ----------


                                               NUMBER                 VALUE
                                              OF SHARES             (NOTE 1)
                                        --------------------   ------------------
BUSINESS SERVICES
ENVIRONMENTAL CONTROL (1.0%)
B.U.S. Berzelius Umwelt-Service
  AG ................................        21,600            $  336,994
Matsuda Sangyo Co. Ltd. .............         3,000                27,381
Powerscreen International PLC .......       160,000               300,822
Rentokil Initial PLC ................       160,000             1,205,950
Republic Services, Inc.
  (Class A)* ........................       221,100             4,076,531
Waste Management, Inc. ..............       312,895            14,588,729
                                                               ----------
                                                               20,536,407
                                                               ----------
PRINTING, PUBLISHING &
  BROADCASTING (4.4%)
British Sky Broadcasting Group
  PLC ...............................        50,476               383,386
Cablevision Systems Corp.
  (Class A)* ........................       254,000            12,747,625
CBS Corp. ...........................       955,250            31,284,437
Comcast Corp. (Class A) SPL .........        74,500             4,372,219
Elsevier N.V. .......................        66,445               930,563
Fox Entertainment Group, Inc.
  (Class A)* ........................       117,800             2,967,088
Grupo Televisa S.A. (GDR)* ..........        20,000               493,750
Liberty Media Group (Class A)*              294,024            13,543,480
MediaOne Group, Inc.* ...............       121,000             5,687,000
Nippon Television Network
  Corp. .............................         1,080               318,689
Reed International PLC ..............       100,000               782,004
Schibsted ASA .......................        14,000               176,826
Seat Pagine Gialle Spa* .............     4,900,000             4,622,921
Star Publications BHD ...............        20,000                19,890
Tele-Communications, Inc.
  (Class A)* ........................       109,300             6,045,656
Tokyo Broadcasting System, Inc.              87,000               973,691
Toppan Printing Co. .................         7,000                85,600
United News & Media PLC .............        90,000               789,158
USA Networks, Inc.* .................        19,800               655,875
Viacom, Inc. (Class B)* .............        55,300             4,092,200
                                                               ----------
                                                               90,972,058
                                                               ----------
PROFESSIONAL SERVICES (0.6%)
Adecco SA ...........................           275               125,720
Apcoa Parking AG ....................         3,000               212,421
Content Beheer N.V.+ ................        40,000               683,742
Cordiant Communications Group
  PLC ...............................       200,000               349,406
Marlborough International PLC*               93,600               299,304
Meitec Corp. ........................        34,600               864,617
Modis Professional Services, Inc.*           39,647               574,882
Nielsen Media Research, Inc. ........       360,900             6,496,200
WPP Group PLC .......................       260,000             1,582,227
                                                               ----------
                                                               11,188,519
                                                               ----------
TRUCKING, SHIPPING (0.4%)
Brambles Industries Ltd. ............        80,000             1,948,541
Frontline Ltd.* .....................       130,540               249,034
Frontline Ltd.--Warrants
  (expire 05/11/01)* ................        76,080                     0
Irish Continental Group PLC .........        80,000               945,922
Knightsbridge Tankers Ltd. ..........       110,700             2,303,944
Mitsui O.S.K. Lines Ltd. ............        19,000                30,642
Nippon Yusen K.K. ...................        13,000                41,125

THE HUDSON RIVER TRUST
ALLIANCE GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                               NUMBER                 VALUE
                                              OF SHARES             (NOTE 1)
                                        --------------------   ------------------
OMI Corp.* ..........................       677,900            $ 2,203,175
Peninsular & Oriental Steam
  Navigation Co. ....................        10,466                123,725
                                                               -----------
                                                                 7,846,108
                                                               -----------
  TOTAL BUSINESS SERVICES (6.4%)                               130,543,092
                                                               -----------
CAPITAL GOODS
AEROSPACE (0.2%)
British Aerospace PLC ...............       110,000                932,498
Loral Space &
  Communications*+ ..................       220,000              3,918,750
Rolls-Royce .........................        22,528                 93,333
                                                               -----------
                                                                 4,944,581
                                                               -----------
BUILDING & CONSTRUCTION (0.1%)
ABB AG ..............................           300                352,169
CSR Ltd. ............................        16,900                 41,318
Daito Trust Construction Co.
  Ltd. ..............................         2,200                 19,086
Hochtief AG .........................         1,500                 58,956
Japan Industrial Land
  Development .......................        10,000                 18,786
Kaneshita Construction ..............        26,000                142,844
MacMahon Holdings Ltd. ..............       600,000                180,148
Mitsui Home Co. Ltd. ................        20,000                 92,158
Nanno Construction Co. Ltd. .........        23,000                 25,680
Nippon Denwa Shisetsu ...............         4,000                 13,824
Nishimatsu Construction Co. .........         4,000                 23,394
Obayashi Corp. ......................        12,000                 57,634
Oriental Construction Co. ...........         1,900                  7,307
PS Corp. ............................        26,600                101,356
Sanyo Engineering &
  Construction Co. ..................         9,000                 33,017
Skanska AB (Series B) ...............         1,620                 45,024
Toda Corp. ..........................        13,000                 63,013
United Engineers Malaysia
  BHD* ..............................        11,000                  5,611
YTL Corp. BHD .......................        16,500                 15,011
                                                               -----------
                                                                 1,296,336
                                                               -----------
BUILDING MATERIALS & FOREST
  PRODUCTS (1.0%)
Blue Circle Industries PLC ..........        13,338                 68,796
BPB PLC .............................       130,000                491,539
Cie de St. Gobain ...................         3,150                444,646
Dahl International AB+ ..............        36,000                355,742
Fujikura Ltd. .......................       132,000                708,835
Furukawa Electric Co. ...............        13,000                 44,351
Heidelberg Zement AG ................         1,100                 86,469
Holderbank Financiere Glarus
  AG--B .............................            80                 94,845
Lafarge SA ..........................         8,000                759,996
Louisana Pacific Corp. ..............        57,000              1,043,813
Martin Marietta Materials, Inc. .....       241,200             14,999,625
Nichiha Corp. .......................        40,700                371,836
Portland Valderrivas SA .............        13,200                538,700
Rexam PLC ...........................        10,205                 28,356
RMC Group PLC .......................         4,518                 61,867
Taiheiyo Cement Corp. ...............        11,000                 27,585
Unidare PLC .........................       434,300              1,130,384


                                               NUMBER                 VALUE
                                              OF SHARES             (NOTE 1)
                                        --------------------   ------------------
Unidare PLC--Units ..................         1,700            $     4,425
Wolseley PLC ........................        10,088                 63,782
                                                               -----------
                                                                21,325,592
                                                               -----------
ELECTRICAL EQUIPMENT (1.3%)
Daikin Industries Ltd. ..............         5,000                 49,623
General Electric Co. ................       235,000             23,984,688
General Electric Co. PLC ............        50,000                451,316
Kinden Corp. ........................         5,000                 76,119
Schneider SA ........................        14,000                849,092
Sumitomo Electric Industries ........        31,000                349,145
                                                               -----------
                                                                25,759,983
                                                               -----------
MACHINERY (1.4%)
AlliedSignal, Inc. ..................       141,800              6,283,512
Amada Co. Ltd. ......................         5,000                 24,236
Asahi Diamond Industry Co. Ltd.              15,000                 74,701
Cie Generale de Geophysique
  SA (ADR)* .........................        84,000                913,500
Construcciones y Auxiliar de
  Ferrocarrites SA ..................         3,000                 91,824
Ebara Corp. .........................         5,000                 43,110
Fanuc Ltd. ..........................         5,900                202,331
IHC Caland N.V. .....................        17,000                706,108
Kalmar Industries AB+ ...............        10,000                106,229
Keyence Corp. .......................        10,200              1,256,358
Mori Seiki Co. Ltd. .................        20,000                226,850
Namura Shipbuilding .................         7,000                 13,336
Nireco ..............................         9,000                 26,717
Nitta Corp. .........................        38,600                220,278
Nitto Kohki Co. Ltd. ................        23,600                194,488
Pall Corp. ..........................        45,000              1,139,063
Rofin-Sinar Technologies, Inc.* .....        18,000                168,750
Siebe PLC ...........................       140,000                552,061
SMC Corp. ...........................        10,900                871,227
Sodick Co.* .........................       110,000                233,939
Thai Engine Manufacturing
  Public Co. Ltd.* ..................       100,000                 25,034
United Technologies Corp. ...........       133,700             14,539,875
Vestas Wind Systems A/S* ............         6,450                345,581
                                                               -----------
                                                                28,259,108
                                                               -----------
  TOTAL CAPITAL GOODS (4.0%) ........                           81,585,600
                                                               -----------
CONSUMER CYCLICALS
AIRLINES (0.0%)
British Airways PLC .................        45,000                303,422
Cathay Pacific Airways ..............        41,000                 40,750
Japan Air Lines Co.* ................        24,000                 63,376
KLM .................................        14,000                423,452
Virgin Express Holdings PLC
  (ADR)* ............................        20,000                160,000
                                                               -----------
                                                                   991,000
                                                               -----------
APPAREL, TEXTILE (0.1%)
Carli Gry International A/S .........        20,000              1,206,693
King Co. ............................        46,000                 61,143
PT Great River International ........     1,709,000                 58,747
Teijin Ltd. .........................        18,000                 66,354
                                                               -----------
                                                                 1,392,937
                                                               -----------
AUTO RELATED (0.2%)
Autoliv, Inc.+ ......................        19,100                686,545
Bridgestone Corp. ...................        13,000                295,481
DaimlerChrysler AG* .................        20,100              1,996,124

THE HUDSON RIVER TRUST
ALLIANCE GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                             NUMBER                 VALUE
                                            OF SHARES             (NOTE 1)
                                      --------------------   ------------------
Michelin (CGDE), (Class B) ........       8,000              $   319,885
Minebea Co. Ltd. ..................      43,000                  493,062
NGK Spark Plug Co. ................      14,000                  142,791
                                                             -----------
                                                               3,933,888
                                                             -----------
AUTOS & TRUCKS (0.1%)
Fiat Spa ..........................      74,250                  257,753
Honda Motor Co. Ltd. ..............      33,000                1,084,892
Perusahaan Otomobil Nasional ......       9,000                    9,530
PSA Peugeot Citroen ...............         570                   88,210
                                                             -----------
                                                               1,440,385
                                                             -----------
FOOD SERVICES, LODGING (0.2%)
Accor SA ..........................       7,000                1,515,341
Choice Hotels Scandinavia ASA .....     100,000                  140,777
Compass Group PLC .................     150,000                1,718,329
Fujita Kanko, Inc. ................       3,000                   26,664
Restaurant Brands New Zealand
  Ltd.+ ...........................     300,000                  170,602
Sanyo Pax Co. Ltd. ................      33,000                  228,090
Thistle Hotels PLC+ ...............     114,035                  206,811
                                                             -----------
                                                               4,006,614
                                                             -----------
HOUSEHOLD FURNITURE,
  APPLIANCES (0.5%)
Aiwa Co. Ltd. .....................      19,000                  501,728
Elamex S.A. de C.V.* ..............      70,000                  253,750
Electrolux AB (Series B) ..........       5,500                   94,772
Guangdong Kelon Electrical
  Holdings Co. Ltd. ...............     104,000                   92,626
Industrie Natuzzi Spa (ADR) .......      30,000                  746,250
Koninklijke Philips Electronics
  N.V. ............................      12,000                  805,155
Rubbermaid, Inc. ..................     189,600                5,960,550
Sony Corp. ........................      16,000                1,166,859
Toto Ltd. .........................       5,000                   40,186
                                                             -----------
                                                               9,661,876
                                                             -----------
LEISURE RELATED (2.5%)
Brass Eagle, Inc.* ................      22,000                  338,250
Canal Plus ........................       4,000                1,091,332
Carnival Corp. (Class A) ..........     210,300               10,094,400
Cendant Corp.* ....................     434,700                8,286,469
Cyrk, Inc.* .......................     310,600                2,329,500
Disney (Walt) Co. .................      93,500                2,805,000
EMI Group PLC .....................      30,000                  200,659
Granada Group PLC .................      24,000                  424,279
Harley-Davidson, Inc. .............     242,300               11,478,962
Hoyts Cinemas Group+ ..............     500,000                  419,733
KTM Motorradholding AG ............      10,000                  672,892
MGM Grand, Inc.* ..................     178,500                4,841,812
Mirage Resorts, Inc.* .............     159,300                2,379,544
Nelvana Ltd.*+ ....................      18,000                  330,839
Nintendo Co. Ltd. .................      19,600                1,901,817
Nippon Broadcasting System ........      24,000                  961,276
Resorts World BHD .................      24,000                   19,359
Sega Enterprises Ltd. .............       2,000                   44,395
SHIMANO, INC. .....................      38,000                  981,568
Tag Heuer International SA
  (ADR) ...........................      50,200                  357,675
The Swatch Group AG ...............         100                   61,976
Thomson Travel Group PLC ..........     220,000                  600,313
Toho Co. ..........................         400                   54,869
Tokyo Dome Corp. ..................       3,000                   16,004


                                             NUMBER                 VALUE
                                            OF SHARES             (NOTE 1)
                                      --------------------   ------------------
Tourism Holdings Ltd.* ............    70,000                $    57,131
VTech Holdings Ltd. ...............     6,000                     26,177
                                                             -----------
                                                              50,776,231
                                                             -----------
PHOTO & OPTICAL (0.2%)
Essilor International .............     4,800                  1,889,257
Fuji Photo Film Co. ...............    52,000                  1,935,312
Gretag Imaging Group* .............    16,000                  1,376,595
Noritsu Koki Co. Ltd. .............    14,100                    306,114
                                                             -----------
                                                               5,507,278
                                                             -----------
RETAIL--GENERAL (4.0%)
Aldeasa SA ........................    40,000                  1,570,504
BAA PLC ...........................    40,000                    466,873
Boots Co. PLC .....................    32,000                    544,940
Carrefour .........................       650                    490,625
Circuit City Stores-Circuit City
  Group ...........................   181,300                  9,053,669
Daiei, Inc. .......................    14,000                     38,086
Dixons Group PLC ..................   120,000                  1,688,130
Doshisha Co. ......................     6,000                     30,731
Genesis Direct, Inc.* .............   225,200                  1,759,375
Great Universal Stores PLC ........    39,213                    413,321
Harvey Nichols PLC+ ...............    30,600                     71,279
Hennes & Mauritz AB
  (B Shares) ......................     2,500                    204,428
Home Depot, Inc. ..................   115,000                  7,036,563
Home Wide Corp. ...................    16,000                     63,093
Japan Airport Terminal Co. Ltd.        83,000                    511,165
Karstadt AG .......................       150                     78,488
Kohl's Corp.* .....................   149,300                  9,172,619
Koninklijke Ahold NV ..............    22,000                    813,036
Limited, Inc. .....................   631,125                 18,381,516
Marks & Spencer PLC ...............    90,055                    617,703
Marui Co. Ltd. ....................     7,000                    134,914
Metro AG ..........................     2,280                    179,226
Paris Miki, Inc. ..................    28,300                    652,016
Pinault Printemps .................     2,900                    554,110
S.T. Dupont*+ .....................    10,000                    107,523
Sato Corp. ........................    54,700                    969,428
Smith (W.H.) Group PLC ............    63,000                    500,000
Sriwani Holdings BHD ..............   170,000                     38,508
Takihyo Co. Ltd. ..................    13,000                     65,547
Tandy Corp. .......................   267,500                 11,017,656
Wal-Mart Stores, Inc. .............   175,700                 14,308,569
Warehouse Group Ltd. ..............   111,200                    360,096
                                                             -----------
                                                              81,893,737
                                                             -----------
  TOTAL CONSUMER CYCLICALS (7.8%)                            159,603,946
                                                             -----------
CONSUMER NONCYCLICALS
BEVERAGES (1.1%)
Cadbury Schweppes PLC .............    18,792                    320,485
Carlsberg `A' .....................       900                     52,322
Coca-Cola Amatil Ltd. .............     2,000                      7,451
Coca-Cola Beverages PLC* ..........     2,000                      3,678
Coca-Cola Co. .....................   150,800                 10,084,750
Coca-Cola Enterprises, Inc. .......   216,200                  7,729,150
Diageo PLC ........................   140,000                  1,593,291
Fomento Economico Mexico
  ADR .............................    20,000                    532,500
Kirin Brewery Co. .................     8,000                    102,082
Louis Dreyfus Citrus ..............    38,000                    952,464

THE HUDSON RIVER TRUST
ALLIANCE GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                              NUMBER                 VALUE
                                             OF SHARES             (NOTE 1)
                                       --------------------   ------------------
Mercian Corp. ......................         67,000           $   273,700
Panamerican Beverages, Inc. ........         16,000               349,000
                                                              -----------
                                                               22,000,873
                                                              -----------
CONTAINERS (0.0%)
Toyo Seikan Kaisha .................          3,000                50,988
                                                              -----------
DRUGS (3.2%)
Bristol-Meyers Squibb Co. ..........         92,900            12,431,181
Daiichi Pharmaceutical Co. .........          5,000                84,581
Eisai Co. Ltd. .....................          5,000                97,475
Forest Laboratories, Inc.
  (Class A)* .......................         84,500             4,494,344
Glaxo Wellcome PLC .................         66,706             2,295,232
Mylan Labs Inc. ....................        120,000             3,780,000
Novartis AG ........................            500               984,324
Novo-Nordisk A/S (B Shares) ........          5,000               659,910
Orion-Yhtyma Oy (B Shares) .........         71,000             1,704,351
Pfizer, Inc. .......................        118,000            14,801,625
Sankyo Co. Ltd. ....................         57,000             1,247,585
Sanofi SA ..........................         14,000             2,304,321
Santen Pharmaceutical Co. Ltd. .....         59,000             1,134,515
Schering Plough Corp. ..............        338,600            18,707,650
Yamanouchi Pharmaceutical Co.
  Ltd. .............................         21,000               677,359
Zeneca Group PLC ...................         14,000               609,597
                                                              -----------
                                                               66,014,050
                                                              -----------
FOODS (1.8%)
Ajinomoto Co., Inc. ................          9,000                95,702
Avonmore Waterford Group
  PLC ..............................        100,000               312,333
Barry Callebaut AG .................          8,500             1,933,649
Campbell Soup Co. ..................        141,560             7,785,800
Fyffes PLC .........................      1,000,000             2,230,948
Groupe Danone ......................          2,100               601,127
Karlshamns AB+ .....................         52,533               389,338
Koninklijke Numico N.V.+ ...........          8,000               381,277
Nestle SA ..........................            930             2,027,488
Nippon Meat Packers, Inc. ..........          4,000                64,510
Nissin Food Products Co. ...........          3,000                75,631
Nutreco Holding N.V. ...............         26,000             1,024,549
Oie Sangyo Co. Ltd. ................          6,000                25,521
Rite Aid Corp. .....................        266,000            13,183,625
Shiram Industrial Enterprises
  Ltd. (GDR)+ ......................         28,800                28,800
Tingyi Holdings Corp. ..............        240,000                21,685
Tyson Foods, Inc. (Class A) ........        327,350             6,956,188
Yamakazi Baking Co. ................          4,000                52,211
                                                              -----------
                                                               37,190,382
                                                              -----------
HOSPITAL SUPPLIES & SERVICES (2.4%)
Columbia/HCA Healthcare Corp.               891,700            22,069,575
Medtronic, Inc. ....................        202,900            15,065,325
Sun International Hotels Ltd.* .....        137,100             6,229,481
Tenet Healthcare Corp.* ............        204,300             5,362,875
                                                              -----------
                                                               48,727,256
                                                              -----------
RETAIL--FOOD (0.9%)
Familymart Co. .....................         19,000               949,579
Food Lion, Inc. (Class A) ..........        499,400             5,306,125
Jusco Co. ..........................          9,000               182,233
Kroger Co.* ........................        197,500            11,948,750



                                              NUMBER                 VALUE
                                             OF SHARES             (NOTE 1)
                                       --------------------   ------------------
Seven-Eleven Japan Co. Ltd. ........       7,900              $   637,040
Tesco PLC ..........................     200,000                  569,865
                                                              -----------
                                                               19,593,592
                                                              -----------
SOAPS & TOILETRIES (1.3%)
Avon Products, Inc. ................     244,700               10,827,975
BIC ................................       1,200                   66,553
Estee Lauder Companies
  (Class A) ........................      60,900                5,206,950
Gillette Co. .......................     122,050                5,896,541
Kao Corp. ..........................      95,000                2,146,655
L'Oreal ............................       1,500                1,084,176
Unilever N.V. CVA ..................      14,000                1,196,549
Unilever PLC .......................      90,000                1,009,284
                                                              -----------
                                                               27,434,683
                                                              -----------
TOBACCO (1.6%)
Austria Tabakwerke AG ..............      20,000                1,533,410
Imperial Tobacco Group PLC .........      40,000                  428,605
Japan Tobacco, Inc. ................         110                1,101,462
Philip Morris Cos., Inc. ...........     464,200               24,834,700
RJ Reynolds BHD ....................      80,000                   63,352
Rothmans of Pall Mall BHD ..........       6,000                   24,751
Seita ..............................       7,401                  463,431
Swedish Match AB ...................     335,900                1,223,982
Tabacalera SA--A ...................     110,000                2,770,898
                                                              -----------
                                                               32,444,591
                                                              -----------
  TOTAL CONSUMER NONCYCLICALS (12.3%)                         253,456,415
                                                              -----------
CREDIT SENSITIVE
BANKS (3.5%)
ABN Amro Holding N.V. ..............      22,000                  462,751
Akita Bank .........................      27,000                  115,560
Banca Commerciale Italiana .........      35,000                  241,306
Banca Nazionale del Lavoro
  (BNL)* ...........................      15,403                   43,037
Banca Nazionale del Lavoro
  (BNL)* ...........................     229,600                  686,648
Bancaria de Espana SA ..............      20,000                  517,169
Banco Bilbao Vizcaya SA ............      58,176                  910,791
Banco Central
  Hispanoamericano SA ..............     110,000                1,304,180
Banco Latinoamericano de
  Exportaciones S.A. ...............      15,000                  249,375
Banco Santander SA .................      26,442                  524,672
Bank Austria AG ....................      11,475                  583,463
Bank of Ireland ....................      90,000                2,001,160
Bank of Scotland ...................      80,000                  954,378
Bank of Tokyo--Mitsubishi Ltd. .....      88,000                  912,361
BankAmerica Corp. ..................     319,483               19,208,891
Banque Nationale de Paris ..........       4,450                  366,382
Barclays PLC .......................      50,000                1,078,167
BPI-SGPS, SA .......................      26,500                  899,716
Chase Manhattan Corp. ..............      41,300                2,810,981
Citigroup, Inc. ....................     419,600               20,770,200
Credit Suisse Group ................       6,000                  940,576
Dai-Ichi Kangyo Bank Ltd. ..........      59,000                  314,736
Deutsche Bank AG ...................      12,000                  707,687
ForeningsSparbanken AB .............      32,000                  830,065
Hang Seng Bank .....................      52,000                  464,810
HSBC Holdings PLC ..................      20,000                  505,807
HSBC Holdings PLC (H.K.$) ..........      12,000                  298,945

THE HUDSON RIVER TRUST
ALLIANCE GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                               NUMBER                 VALUE
                                              OF SHARES             (NOTE 1)
                                        --------------------   ------------------
Istituto Bancario San Paolo di
  Torino Spa ........................     10,000               $  176,595
Lloyds TSB Group PLC ................    167,866                2,388,031
Malayan Banking BHD .................     58,000                   82,247
Mediobanca Spa ......................     10,000                  138,796
Mitsubishi Trust & Banking
  Corp. .............................     28,000                  180,381
National Bank of Canada .............     50,000                  806,766
Nordbanken Holding AB ...............     30,000                  192,694
Sakura Bank Ltd. ....................     30,000                   68,852
Shizuoka Bank Ltd. ..................     42,000                  519,185
Skandinaviska Enskilda Banken
  (Series A) ........................     86,720                  915,858
Societe Generale ....................      4,000                  647,643
Svenska Handelbanken
  (Series A) ........................      3,100                  130,958
Toho Bank ...........................     49,000                  203,208
UBS AG--Registered ..................      2,000                  615,385
Unicredito Italiano Spa .............     24,200                  143,356
United Overseas Bank Ltd. ...........     10,000                   64,242
Wells Fargo Co. .....................    130,900                5,227,819
                                                               ----------
                                                               71,205,830
                                                               ----------
FINANCIAL SERVICES (3.4%)
Abbey National PLC ..................     14,314                  306,514
Aiful Corp. .........................     30,500                1,854,054
Amvescap PLC ........................     90,000                  698,188
Associates First Capital Corp.
  (Class A) .........................    163,800                6,941,025
CMAC Investment Corp. ...............    232,900               10,698,844
CMIC Finance & Securities
  Public Co. Ltd.* ..................    200,000                        0
Credit Saison Co. ...................     25,600                  631,777
Daiwa Securities Co. Ltd. ...........     19,000                   64,989
Garban PLC* .........................      3,250                   12,383
Groupe Bruxelles Lambert SA .........        450                   91,119
Hong Leong Finance Ltd. .............     40,000                   76,606
Household International, Inc. .......    310,800               12,315,450
JCG Holdings Ltd. ...................     60,000                   19,362
MBNA Corp. ..........................    746,400               18,613,350
Merrill Lynch & Co., Inc. ...........     72,100                4,812,675
Morgan Stanley Dean Witter &
  Co. ...............................    123,100                8,740,100
Nichiei Co. Ltd. ....................     17,300                1,379,708
Nomura Securities Co. ...............     61,000                  532,432
PMI Group, Inc. .....................     53,800                2,656,375
Sanyo Shinpan Finance Co. Ltd. ......      5,400                  196,190
Schroders PLC .......................      5,812                  106,082
Takefuji Corp. ......................         60                    4,386
                                                               ----------
                                                               70,751,609
                                                               ----------
INSURANCE (3.0%)
Aegon N.V. ..........................     16,000                1,964,748
Allianz AG ..........................      9,000                3,348,335
ASR Verzekeringsgroep N.V. ..........     22,900                2,073,060
Assicurazioni Generali ..............     24,000                1,001,512
CGU PLC .............................     21,787                  341,113
Cia de Seguros Imperio, SA* .........    171,000                1,393,812
Corporacion Mapfre ..................     42,000                1,137,771
Everest Reinsurance Holdings,
  Inc. ..............................    205,000                7,982,188
Fortis AG ...........................        740                  266,503
Fortis Amev N.V. ....................     18,000                1,491,453


                                               NUMBER                 VALUE
                                              OF SHARES             (NOTE 1)
                                        --------------------   ------------------
Gallagher (Arthur J.) & Co. .........   128,900                $5,687,713
GIO Australia Holdings Ltd. .........   100,000                   328,433
ING Groep N.V. ......................    26,000                 1,585,281
Koa Fire & Marine Insurance
  Co. Ltd. ..........................    10,000                    31,103
Legal & General Group PLC ...........    23,090                   299,853
Mediolanum Spa ......................    70,000                   518,597
Mitsui Marine & Fire
  Insurance Co. .....................    13,000                    68,542
Pacific & Orient BHD ................   150,000                    82,873
Providian Financial Corp. ...........   268,500                20,137,500
Prudential Corp. PLC ................    62,486                   943,497
Royal & Sun Alliance Insurance
  Group PLC .........................    49,613                   405,104
Sampo Insurance Co. (A Shares)           32,000                 1,214,368
Schweizerische
  Rueckversicherungs-Gesellschaft           500                 1,305,505
SunAmerica, Inc. ....................   103,600                 8,404,550
Tokio Marine & Fire
  Insurance Co. .....................    30,000                   358,883
                                                               ----------
                                                               62,372,297
                                                               ----------
REAL ESTATE (0.3%)
Asticus AB* .........................    64,440                   632,799
Boardwalk Equities, Inc.* ...........    40,000                   439,818
British Land Co. PLC ................     8,416                    62,593
Castellum AB ........................    98,000                 1,065,250
Cheung Kong Holdings Ltd. ...........    70,000                   503,727
City Developments Ltd. ..............    43,000                   186,333
Daibiru Corp. .......................    17,000                   108,463
DBS Land ............................    17,000                    25,036
Diligentia AB .......................       800                     5,633
Drott AB (B Shares)* ................     1,620                    14,908
Green Property PLC ..................   160,000                   904,277
Land Securities PLC .................     9,978                   128,498
Lend Lease Corp. Ltd. ...............     8,200                   110,540
MEPC PLC ............................     6,773                    45,077
Mitsui Fudosan ......................    20,000                   151,529
Nackebro Fastighets AB* .............       310                     3,446
New World Development Co. ...........    48,000                   120,817
Singapore Land Ltd. .................    80,000                   177,454
Sumitomo Realty &
  Development Co. Ltd. ..............   137,000                   445,538
Sun Hung Kai Properties .............    48,000                   350,060
Unione Immobiliare Spa* .............    60,000                    31,279
Wharf Holdings ......................    17,000                    24,796
Wharf Holdings--Warrants
  (expire 12/31/99)* ................       850                         0
                                                               ----------
                                                                5,537,871
                                                               ----------
UTILITY--ELECTRIC (0.9%)
AES Corp.* ..........................   210,300                 9,962,962
British Energy PLC ..................    80,000                   915,111
Cia Paranaense de
  Energia-Copel (ADR) ...............   124,000                   883,500
CLP Holdings LTD ....................    36,000                   179,367
Edison SPA ..........................    15,000                   176,580
Electrabel SA .......................     1,290                   563,465
Electricidade de Portugal SA ........    52,000                 1,145,399
Enersis S.A. (ADR) ..................     6,000                   154,875
Fortum Oyj* .........................    64,751                   393,666
Gas Y Electridad SA (Series 2) ......     5,000                   496,060
Hidroelectrica del Cantabrico .......     2,302                   127,313
Kansai Electric Power Co., Inc. .....    22,400                   491,272

THE HUDSON RIVER TRUST
ALLIANCE GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                                                                  NUMBER                 VALUE
                                                                                 OF SHARES             (NOTE 1)
                                                                           --------------------   ------------------
National Grid Group PLC ................................................   140,000                $ 1,117,517
National Power PLC .....................................................    86,000                    741,207
Powergen PLC (ADR) .....................................................     1,250                     66,875
RWE AG .................................................................     8,000                    441,644
Tenaga Nasional BHD ....................................................    85,000                    122,099
Tohoku Electric Power Co., Inc. ........................................    11,500                    203,810
                                                                                                  -----------
                                                                                                   18,182,722
                                                                                                  -----------
UTILITY--GAS (0.0%)
Centrica PLC* ..........................................................   100,557                    202,446
Thames Water PLC .......................................................     6,819                    130,476
                                                                                                  -----------
                                                                                                      332,922
                                                                                                  -----------
UTILITY--TELEPHONE (1.5%)
British Telecommunications PLC                                             181,984                  2,741,781
Cable & Wireless PLC ...................................................    30,000                    368,873
France Telecom SA ......................................................     5,000                    397,173
Frontier Corp. .........................................................   460,000                 15,640,000
Hellenic Telecommunication
  Organization SA ......................................................    20,780                    553,139
Nippon Telegraph & Telephone
  Corp. ................................................................       249                  1,924,041
Singapore Telecommunications
  Ltd. .................................................................    66,000                    100,800
Swisscom AG* ...........................................................     8,000                  3,353,992
Telecom Italia Spa .....................................................    50,000                    426,368
Telecom Italia Spa .....................................................   150,900                    949,114
Telefonica de Espana ...................................................    24,000                  1,065,578
Telefonica del Peru S.A. (ADR) .........................................    32,000                    406,000
Telefonica S.A.--Bonus Rights* .........................................       480                        425
Telekom Malaysia BHD ...................................................    56,000                    103,131
Telekomunikacja Polska S.A.
  (GDR)* ...............................................................   192,600                    982,260
Videsh Sanchar Nigam Ltd.
  (GDR) ................................................................    60,000                    675,000
                                                                                                  -----------
                                                                                                   29,687,675
                                                                                                  -----------
  TOTAL CREDIT SENSITIVE (12.6%)                                                                  258,070,926
                                                                                                  -----------
ENERGY
COAL & GAS PIPELINES (0.1%)
BG PLC .................................................................   125,808                    793,862
OMV AG .................................................................     6,000                    565,434
                                                                                                  -----------
                                                                                                    1,359,296
                                                                                                  -----------
OIL--DOMESTIC (1.2%)
Apache Corp. ...........................................................    89,000                  2,252,812
Atlantic Richfield Co. .................................................   112,800                  7,360,200
Louis Dreyfus Natural Gas
  Corp.* ...............................................................   274,700                  3,914,475
Tom Brown, Inc.* .......................................................   200,000                  2,006,250
USX-Marathon Group, Inc. ...............................................   331,600                  9,989,450
                                                                                                  -----------
                                                                                                   25,523,187
                                                                                                  -----------
OIL--INTERNATIONAL (0.4%)
British Petroleum Co. PLC ..............................................   149,481                  2,232,192
Cosmo Oil Co. Ltd. .....................................................    11,000                     16,668
Gulf Indonesia Resources Ltd.* .........................................    52,500                    341,250
Mitsubishi Oil Co.* ....................................................     8,000                     14,107
Nippon Oil Co. Ltd. ....................................................    22,000                     76,810
Norsk Hydro ASA ........................................................     2,100                     71,007
Oil Search Ltd. ........................................................   402,200                    406,638
Repsol SA ..............................................................    15,000                    798,973


                                                                                  NUMBER                 VALUE
                                                                                 OF SHARES             (NOTE 1)
                                                                           --------------------   ------------------
Royal Dutch Petroleum Co. ..............................................    50,788                $ 2,528,717
Total S.A.--B ..........................................................     6,470                    655,161
                                                                                                  -----------
                                                                                                    7,141,523
                                                                                                  -----------
OIL--SUPPLIES & CONSTRUCTION (0.3%)
Bouygues Offshore SA (ADR) .............................................    27,000                    286,875
Fracmaster Ltd. ........................................................   214,300                    627,424
Noble Drilling Corp.* ..................................................   348,300                  4,506,131
Stolt Comex Seaway, S.A.* ..............................................    21,600                    145,800
Stolt Comex Seaway, S.A.
  (ADR)* ...............................................................   271,950                  1,495,725
                                                                                                  -----------
                                                                                                    7,061,955
                                                                                                  -----------
RAILROADS (0.0%)
East Japan Railway Co. .................................................        55                    307,532
Tobu Railway Co. Ltd. ..................................................    14,000                     40,939
Tokyu Corp. ............................................................    17,000                     44,741
                                                                                                  -----------
                                                                                                      393,212
                                                                                                  -----------
  TOTAL ENERGY (2.0%) ..................................................                           41,479,173
                                                                                                  -----------
TECHNOLOGY
ELECTRONICS (5.0%)
Altera Corp.* ..........................................................    10,000                    608,750
Austria Mikro Systeme
  International AG+ ....................................................     1,430                     53,783
Cisco Systems, Inc.* ...................................................   280,475                 26,031,592
Disco Corp. ............................................................     3,500                    102,348
Electrocomponents PLC ..................................................     8,375                     56,156
Fujimi, Inc. ...........................................................    21,000                    729,464
Intel Corp. ............................................................   127,100                 15,069,294
Micron Technology, Inc.* ...............................................   166,300                  8,408,544
Micronics Japan Co. Ltd. ...............................................    10,000                    146,212
Motorola, Inc. .........................................................   283,000                 17,280,687
Murata Manufacturing Co., Ltd. .........................................     9,000                    374,036
Nikon Corp. ............................................................    68,000                    662,827
Rohm Co. Ltd. ..........................................................    15,000                  1,367,745
Sankyo Engineering Co. .................................................       700                      2,996
Sanmina Corp.* .........................................................    73,070                  4,566,875
Solectron Corp.* .......................................................   216,900                 20,158,144
Sterling Commerce, Inc.* ...............................................   139,500                  6,277,500
TDK Corp. ..............................................................     4,000                    366,150
Tokyo Electron .........................................................       800                     30,412
Yamaichi Electronics Co. Ltd. ..........................................     8,000                    129,730
Yokogawa Electric Corp. ................................................    59,000                    292,778
                                                                                                  -----------
                                                                                                  102,716,023
                                                                                                  -----------
OFFICE EQUIPMENT (3.8%)
Canon, Inc. ............................................................    15,000                    321,001
Ceridian Corp.* ........................................................   343,400                 23,973,613
Compaq Computer Corp. ..................................................   375,900                 15,764,306
Dell Computer Corp.* ...................................................   297,600                 21,780,600
Fujitsu Ltd. ...........................................................    28,000                    373,416
Oce--Van De Grinten N.V. ...............................................     1,840                     66,138
Policy Management Systems
  Corp.* ...............................................................   309,600                 15,634,800
Ricoh Elemex Corp. .....................................................     9,000                     69,942
                                                                                                  -----------
                                                                                                   77,983,816
                                                                                                  -----------
OFFICE EQUIPMENT SERVICES (4.0%)
Computer Sciences Corp. ................................................    83,000                  5,348,313
Data Communication System Co.                                               19,800                    404,422
First Data Corp. .......................................................   482,600                 15,292,388

THE HUDSON RIVER TRUST
ALLIANCE GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                                                                  NUMBER                 VALUE
                                                                                 OF SHARES             (NOTE 1)
                                                                           --------------------   ------------------
Frontec AB (B Shares)* .................................................       170,000            $     728,654
Fuji Soft ABC, Inc. ....................................................        18,600                  947,718
HBO & Co. ..............................................................       354,321               10,164,584
Intuit, Inc.* ..........................................................        50,000                3,625,000
Mettler--Toledo International,
  Inc.* ................................................................        95,500                2,679,969
Microsoft Corp.* .......................................................       122,600               17,003,087
Misys PLC ..............................................................       220,000                1,602,359
Nippon System Development ..............................................        42,300                1,311,918
Novell, Inc.* ..........................................................     1,211,900               21,965,687
                                                                                                  -------------
                                                                                                     81,074,099
                                                                                                  -------------
TELECOMMUNICATIONS (5.5%)
AirTouch Communications, Inc.*                                                 190,000               13,703,750
America Online, Inc. ...................................................       160,800               25,728,000
Clearnet Communications, Inc.
  (Class A)* ...........................................................       238,000                1,933,750
Corecomm Ltd.* .........................................................         3,600                   56,700
DDI Corp. ..............................................................            98                  364,732
E.R.G. Limited .........................................................     1,050,000                  656,254
Energis PLC* ...........................................................        75,000                1,672,157
Ericsson LM (ADR) ......................................................        49,400                1,177,680
Esprit Telecom Group PLC
  (ADR)* ...............................................................        65,800                3,076,150
Filtronic Comtek PLC ...................................................       250,800                2,524,608
Fore Systems, Inc.* ....................................................       297,400                5,446,138
Global TeleSystems Group, Inc.*                                                132,900                7,409,175
Helsinki Telephone Corp. ...............................................        38,100                2,264,054
Hong Kong Telecommunications                                                    88,800                  155,312
Hyperion Telecommunications,
  Inc. (Class A)* ......................................................       173,000                2,616,625
Keppel Telecommunications &
  Transportation Ltd. ..................................................       160,000                  105,697
Mannesmann AG ..........................................................         3,500                  404,816
MCI WorldCom, Inc.* ....................................................       140,300               10,066,525
Mobistar SA* ...........................................................        12,000                  602,256
NetCom Systems AB (B Shares)*                                                    8,000                  326,097
Nextel Communications, Inc.
  (Class A)* ...........................................................       281,300                6,645,713
NTL, Inc.* .............................................................       135,200                7,630,350
Orange PLC* ............................................................       150,000                1,743,286
Powertel Ltd.* .........................................................       300,000                  187,501
SK Telecom Co. Ltd. (ADR) ..............................................        50,000                  509,375
Tele-Communications TCI
  Ventures Group (Class A)* ............................................       626,500               14,761,906
Vodafone Group PLC .....................................................       106,700                1,732,708
WinStar Communications, Inc.* ..........................................         2,829                  110,331
                                                                                                  -------------
                                                                                                    113,611,646
                                                                                                  -------------
  TOTAL TECHNOLOGY (18.3%) .............................................                            375,385,584
                                                                                                  -------------
DIVERSIFIED
MISCELLANEOUS (1.2%)
Brierley Investments Ltd. ..............................................        14,000                    3,170
Crean (James) PLC--Units ...............................................        40,000                   50,568
Damskibs AS (Class B) ..................................................            25                  174,798
GKN PLC ................................................................        10,650                  141,316
Industrias CH S.A. (B Shares)* .........................................        80,000                  142,574
Lagardere S.C.A. .......................................................         2,100                   89,230
Montedison Spa .........................................................        74,000                   98,234
Pilkington PLC .........................................................        17,397                   17,367
Ratin A/S-B ............................................................           385                   81,664
Sime Darby BHD .........................................................       161,000                  129,274


                                                                                  NUMBER                 VALUE
                                                                                 OF SHARES             (NOTE 1)
                                                                           --------------------   ------------------
Smiths Industries PLC ..................................................       5,559              $      79,313
Sophus Berendsen-B .....................................................         385                     13,369
Suez Lyonnaise des Eaux ................................................       4,200                    862,617
Tomkins PLC ............................................................      37,500                    176,887
Tyco International Ltd. ................................................     273,100                 20,601,981
Vivendi ................................................................      10,930                  2,835,406
Williams Holdings PLC ..................................................       9,756                     55,393
                                                                                                  -------------
  TOTAL DIVERSIFIED (1.2%) .............................................                             25,553,161
                                                                                                  -------------
TOTAL COMMON STOCKS AND OTHER
  INVESTMENTS (65.6%)
  (Cost $1,054,012,197) ................................................                          1,347,219,921
                                                                                                  -------------
PREFERRED STOCKS:
BUSINESS SERVICES
PRINTING, PUBLISHING &
  BROADCASTING (0.0%)
ProSieben Media AG .....................................................      23,000                  1,101,350
                                                                                                  -------------
TRUCKING, SHIPPING (0.1%)
CNF Trust I
  5.0% Conv. Series A ..................................................      25,400                  1,444,625
                                                                                                  -------------
  TOTAL BUSINESS SERVICES (0.1%)                                                                      2,545,975
                                                                                                  -------------
CAPITAL GOODS (0.1%)
AEROSPACE
Loral Space & Communications
  6.0% Conv.+ ..........................................................      15,300                    806,119
                                                                                                  -------------
CONSUMER CYCLICALS
AIRLINES (0.0%)
Continental Airlines Finance
  Trust 8.5% Conv. .....................................................       3,350                    231,987
                                                                                                  -------------
LEISURE RELATED (0.1%)
Royal Caribbean Cruises Ltd.
  7.25% Series A .......................................................      18,500                  2,127,500
Village Roadshow Ltd. ..................................................      10,000                     12,500
                                                                                                  -------------
                                                                                                      2,140,000
                                                                                                  -------------
  TOTAL CONSUMER CYCLICALS (0.1%)                                                                     2,371,987
                                                                                                  -------------
CONSUMER NONCYCLICALS
CONTAINERS (0.0%)
Sealed Air Corp.
  $2.0 Conv. ...........................................................      10,300                    534,312
                                                                                                  -------------
HOSPITAL SUPPLIES & SERVICES (0.0%)
Fresenius AG ...........................................................       1,000                    210,021
                                                                                                  -------------
  TOTAL CONSUMER NONCYCLICALS (0.0%)                                                                    744,333
                                                                                                  -------------
CREDIT SENSITIVE (0.1%)
UTILITY--ELECTRIC
AES Trust I
  5.375% Conv., Series A ...............................................      32,800                  2,279,600
                                                                                                  -------------
TECHNOLOGY
ELECTRONICS (0.1%)
L&H Capital Trust I
  4.75% Conv.+ .........................................................      25,900                    819,088
Times Mirror Co. .......................................................      11,700                    652,275
                                                                                                  -------------
                                                                                                      1,471,363
                                                                                                  -------------
TELECOMMUNICATIONS (0.6%)
AirTouch Communications, Inc.
  4.25% Conv., Series C ................................................      17,200                  1,771,600
ICG Communications, Inc.
  6.75% Conv. ..........................................................      11,800                    628,350

THE HUDSON RIVER TRUST
ALLIANCE GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998


                                             NUMBER              VALUE
                                            OF SHARES           (NOTE 1)
                                      --------------------   -------------
Intermedia Communications, Inc.:
  7.0% Conv.+ .....................            15,200        $  388,550
  7.0% Conv. Series D .............            20,900           534,256
IXC Communications, Inc.:
  6.75% Conv. .....................             5,700           188,813
  6.75% Conv.+ ....................            23,600           781,750
Nextel Strypes Trust ..............
  7.25% Conv. .....................            68,700         1,408,350
Nokia Oyj (A Shares) ..............            38,184         4,642,932
WinStar Communications, Inc.
  7.0% Conv.+ .....................            43,500         2,066,250
                                                             ----------
                                                             12,410,851
                                                             ----------
  TOTAL TECHNOLOGY (0.7%) .........                          13,882,214
                                                             ----------
TOTAL PREFERRED STOCKS (1.1%)
  (Cost $19,329,055) ..............                          22,630,228
                                                             ----------
                                           PRINCIPAL
                                             AMOUNT
                                            ---------
LONG-TERM DEBT SECURITIES:
BUSINESS SERVICES
PRINTING, PUBLISHING &
  BROADCASTING (0.2%)
Clear Channel Communications, Inc.
  2.625% Conv., 04/01/03 ..........        $  680,000           737,800
Mail-Well, Inc. ...................
  5.0% Conv., 11/01/02 ............           640,000           576,000
P-Com, Inc.:
  4.25% Conv., 11/01/02+ ..........         1,065,000           500,550
  4.25% Conv., 11/01/02 ...........           560,000           263,200
Tele-Communications, Inc.
  4.5%, 02/15/06 ..................         1,760,000         1,819,400
                                                             ----------
                                                              3,896,950
                                                             ----------
PROFESSIONAL SERVICES (0.0%)
Personnel Group of America:
  5.75% Conv., 07/01/04+ ..........           295,000           341,462
  5.75% Conv., 07/01/04 ...........           570,000           659,775
                                                             ----------
                                                              1,001,237
                                                             ----------
  TOTAL BUSINESS SERVICES (0.2%)                              4,898,187
                                                             ----------
CAPITAL GOODS (0.1%)
AEROSPACE
Orbital Sciences Corp.:
  5.0% Conv., 10/01/02+ ...........           545,000           921,050
  5.0% Conv., 10/01/02 ............           205,000           346,450
                                                             ----------
                                                              1,267,500
                                                             ----------
CONSUMER CYCLICALS
AUTO RELATED (0.3%)
Federal Mogul Corp.
  7.75%, 07/01/06 .................         6,775,000         6,924,863
                                                             ----------
RETAIL--GENERAL (0.1%)
Office Depot, Inc.
  Zero Coupon, 11/01/08 ...........         1,555,000         1,345,075
                                                             ----------
  TOTAL CONSUMER CYCLICALS (0.4%)                             8,269,938
                                                             ----------
CONSUMER NONCYCLICALS
DRUGS (0.3%)
MedImmune, Inc.
  7.0% Conv., 07/01/03 ............           775,000         3,917,625
  7.0% Conv. Sub. Note, 07/01/03+             280,000         1,415,400

                                           PRINCIPAL         VALUE
                                             AMOUNT         (NOTE 1)
                                         -------------   -------------
Quintiles Transnational Corp.:
  4.25% Conv., 05/31/00+ .............   $  460,000      $  629,050
  4.25% Conv., 05/31/00 ..............      590,000         806,825
                                                         ----------
                                                          6,768,900
                                                         ----------
HOSPITAL SUPPLIES & SERVICES (0.4%)
Alternative Living Services Ltd.
  5.25% Conv., 12/15/02 ..............      905,000       1,153,875
Beckman Coulter, Inc.
  7.45%, 03/04/08+ ...................    3,850,000       3,862,166
FPA Medical Management, Inc.
  6.5% Conv., 12/15/01 (a)+ ..........      925,000           4,625
RES-Care, Inc.:
  6.0% Conv., 12/01/04+ ..............      820,000       1,137,237
  6.0% Conv., 12/01/04 ...............      250,000         346,719
Sunrise Assisted Living, Inc.
  5.5% Conv., 06/15/02 ...............      545,000         813,413
                                                         ----------
                                                          7,318,035
                                                         ----------
MEDIA & CABLE (0.6%)
Time Warner, Inc.
  9.125%, 01/15/13 ...................   10,250,000      12,976,090
                                                         ----------
  TOTAL CONSUMER NONCYCLICALS (1.3%)                     27,063,025
                                                         ----------
CREDIT SENSITIVE
ASSET BACKED (0.4%)
Chase Credit Card Master Trust
  6.0%, 08/15/05 .....................    8,000,000       8,110,000
                                                         ----------
BANKS (1.3%)
Citicorp
  6.375%, 11/15/08 ...................   10,470,000      10,861,578
Fuji Bank Ltd.
  9.87%, 12/31/49+ ...................    7,000,000       5,110,000
Grupo Financiero Banorte
  Zero Coupon, 12/05/02 ..............       20,800           2,102
St. George Bank Ltd.
  7.15%, 10/15/05+ ...................    9,525,000       9,898,094
                                                         ----------
                                                         25,871,774
                                                         ----------
MORTGAGE RELATED (6.2%)
Federal Home Loan Mortgage
  Corp.:
  GOLD 7.0%, 09/01/11 ................    6,976,105       7,128,708
  7.0%, 01/01/12 .....................    3,271,178       3,342,735
  7.5%, 04/01/28 .....................    5,214,962       5,353,487
Federal National Mortgage
  Association:
  6.5%, 01/01/11 .....................      670,679         679,692
  6.0%, 04/01/11 .....................    9,545,134       9,557,065
  6.5%, 09/01/11 .....................    6,470,705       6,557,658
  7.0%, 05/01/26 .....................    1,904,303       1,941,199
  7.0%, 08/01/26 .....................      382,443         389,853
  7.0%, 09/01/27 .....................      739,951         754,287
  7.0%, 01/01/28 .....................    4,127,913       4,207,892
  6.5%, 03/01/28 .....................    2,836,658       2,852,614
  6.5%, 09/01/28 .....................    1,985,896       1,997,067
  6.5%, 10/01/28 .....................    2,976,651       2,993,394
  8.0% 30 Year TBA, 12/01/28 .........    8,300,000       8,593,986
Government National Mortgage
  Association:
  7.0%, 07/15/27 .....................    3,532,203       3,612,773

THE HUDSON RIVER TRUST
ALLIANCE GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998




                                                PRINCIPAL               VALUE
                                                 AMOUNT                (NOTE 1)
                                         ----------------------   -----------------
  7.5%, 09/15/27 .....................   $       72               $           74
  7.0%, 02/15/28 .....................   12,586,489                   12,873,587
  6.5%, 03/15/28 .....................   17,417,945                   17,586,725
  7.0%, 05/15/28 .....................   11,971,618                   12,234,998
  6.5%, 07/15/28 .....................    4,451,714                    4,494,851
  7.0%, 12/15/28 .....................   20,100,000                   20,558,481
                                                                  --------------
                                                                     127,711,126
                                                                  --------------
U.S. GOVERNMENT (10.0%)
U.S. Treasury:
  6.0% Note, 08/15/00 ................   28,025,000                   28,603,016
  6.25% Note, 04/30/01 ...............   43,910,000                   45,460,594
  6.5% Note, 08/31/01 ................   22,775,000                   23,807,004
  6.5% Note, 05/31/02 ................   35,050,000                   37,010,627
  5.75% Note, 08/15/03 ...............    1,550,000                    1,617,812
  4.25% Note, 11/15/03 ...............   21,765,000                   21,479,334
  5.625% Note, 05/15/08 ..............    5,800,000                    6,187,875
  6.125% Bond, 11/15/27 ..............   22,985,000                   25,743,200
  5.25% Bond, 11/15/28 ...............   14,620,000                   14,985,500
                                                                  --------------
                                                                     204,894,962
                                                                  --------------
UTILITY--ELECTRIC (0.3%)
Texas Utilities Co. (Series C)
  6.375%, 01/01/08 ...................    6,900,000                    7,058,341
                                                                  --------------
  TOTAL CREDIT SENSITIVE (18.2%)                                     373,646,203
                                                                  --------------
ENERGY (0.1%)
GAS
RAS Laffan Liquid Natural Gas
  8.294%, 03/15/14+ ..................    3,500,000                    2,884,910
                                                                  --------------
TECHNOLOGY
ELECTRONICS (1.7%)
Amkor Technologies, Inc.
  5.75% Conv., 05/01/03 ..............    2,435,000                    2,410,650
America Online, Inc.
  4.0% Conv., 11/15/02 ...............      720,000                    4,428,900
EMC Corp.
  3.25% Conv., 03/15/02 ..............      435,000                    1,638,862
HNC Software, Inc.
  4.75% Conv., 03/01/03 ..............      920,000                    1,012,000
Hutchinson Technology, Inc.:
  6.0%, 03/15/05+ ....................      405,000                      564,469
  6.0%, 03/15/05 .....................      970,000                    1,351,938
Level One Communications:
  4.0% Conv., 09/01/04+ ..............      670,000                      976,525
  4.0% Conv., 09/01/04 ...............      400,000                      583,000
Micron Technology, Inc.
  7.0% Conv., 07/01/04 ...............      700,000                      749,000
Motorola, Inc.
  6.5%, 11/15/28 .....................   10,300,000                   10,405,369
Network Associates, Inc.:
  Zero Coupon, 02/13/18+ .............    2,115,000                    1,298,081
  Zero Coupon, 02/13/18 ..............      315,000                      193,331
Photronics, Inc.
  6.0% Conv., 06/01/04 ...............    1,485,000                    1,577,813


                                                PRINCIPAL               VALUE
                                                 AMOUNT                (NOTE 1)
                                         ----------------------   -----------------
SCI Systems, Inc.
  5.0% Conv., 05/01/06+ ..............   $1,430,000               $    3,401,612
Solectron Corp.
  6.0% Conv., 03/01/06+ ..............    1,470,000                    4,046,175
                                                                  --------------
                                                                      34,637,725
                                                                  --------------
TELECOMMUNICATIONS (0.3%)
Comverse Technology, Inc.:
  5.75% Conv., 10/01/06+ .............    1,295,000                    2,099,519
  5.75% Conv., 10/01/06 ..............      555,000                      899,795
Global TeleSystems Group, Inc.
  5.75% Conv., 07/01/10 ..............    2,215,000                    2,502,950
                                                                  --------------
                                                                       5,502,264
                                                                  --------------
  TOTAL TECHNOLOGY (2.0%) ............                                40,139,989
                                                                  --------------
TOTAL LONG-TERM DEBT SECURITIES (22.3%)
  (Amortized Cost $440,261,149)                                      458,169,752
                                                                  --------------
SHORT-TERM DEBT SECURITIES:
BANKERS ACCEPTANCES (0.6%)
Chase Manhattan Corp.
  5.07%, due 02/19/99 ................   12,744,352                   12,656,406
                                                                  --------------
COMMERCIAL PAPER
National Rural Utilities Finance
  Corp.
  5.12%, due 02/16/99 ................   10,000,000                    9,934,577
Suntrust Bank
  5.54%, due 01/29/99 ................   15,000,000                   14,935,601
                                                                  --------------
  TOTAL COMMERCIAL PAPER (1.2%)                                       24,870,178
                                                                  --------------
TIME DEPOSITS
Chase Manhattan Corp.
  4.5%, due 01/04/99 .................   57,700,000                   57,700,000
First National Bank Chikago
  4.875%, due 01/04/99 ...............   60,000,000                   59,999,999
                                                                  --------------
  TOTAL TIME DEPOSITS (5.7%) .........                               117,699,999
                                                                  --------------
U.S. GOVERNMENT AGENCIES
Federal Home Loan Mortgage
  Corp.:
  4.7%, due 01/04/99 .................   49,100,000                   49,080,768
  5.1%, due 01/14/99 .................   20,000,000                   19,963,312
                                                                  --------------
  TOTAL U.S. GOVERNMENT AGENCIES (3.4%)                               69,044,080
                                                                  --------------
TOTAL SHORT-TERM DEBT SECURITIES (10.9%)
  (Amortized Cost $224,270,663)                                      224,270,663
                                                                  --------------
TOTAL INVESTMENTS (99.9%)
  (Cost/Amortized Cost $1,737,873,064)                             2,052,290,564
OTHER ASSETS
  LESS LIABILITIES (0.1%) ............                                 2,809,955
                                                                  --------------
NET ASSETS (100.0%) ..................                            $2,055,100,519
                                                                  ==============

THE HUDSON RIVER TRUST
ALLIANCE GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (Concluded)
December 31, 1998


DISTRIBUTION OF INVESTMENTS BY GLOBAL
REGION
As a Percentage of Total Investments
Canada ........................     0.2%
France ........................     1.0
Germany .......................     0.5
Japan .........................     2.4
Latin America .................     0.2
Netherlands ...................     0.9
New Zealand & Australia .......     0.7
Scandinavia ...................     1.1
Southeast Asia ................     0.3
Spain .........................     0.6
Switzerland ...................     0.7
United Kingdom ................     2.7
United States** ...............    86.9
Other European Countries ......     1.8
                                  -----
                                  100.0%
                                  =====



----------
*     Non-income producing.
**    Includes Short-Term Debt Securities of 10.9%.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 1998, these securities amounted to $52,823,751 or 2.6% of net assets.
(a)   On July 15, 1998, this security defaulted on its interest payment.
      Glossary:
      ADR--American Depository Receipt
      GDR--Global Depository Receipt








                       See Notes to Financial Statements.

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS
December 31, 1998

1. Organization and Significant Accounting Policies

     The Hudson River Trust (the "Trust") (successor to The Hudson River Fund, Inc., a Maryland corporation organized in 1984) was formed as a Massachusetts business trust on July 10, 1987 and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Trust issues shares of beneficial interest currently divided among fourteen Portfolios (the "Portfolios"): Alliance Money Market, Alliance Intermediate Government Securities, Alliance Quality Bond, Alliance High Yield, Alliance Growth and Income, Alliance Equity Index, Alliance Common Stock, Alliance Global, Alliance International, Alliance Aggressive Stock, Alliance Small Cap Growth, Alliance Conservative Investors, Alliance Balanced and Alliance Growth Investors. Effective October 2, 1996, the Trust made available a second class of shares, Class IB, for each of the Trust's Portfolios. In connection with the Class IB shares offering, the existing class of shares was redesignated Class IA. The Class IB shares are subject to distribution fees imposed under a distribution plan (the "Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Trust's multiple class distribution system, both classes of shares have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees under the Distribution Plan.

     Class IA shares are offered to separate accounts of The Equitable Life Assurance Society of the United States ("Equitable"), a wholly-owned subsidiary of The Equitable Companies Incorporated, and to separate accounts of other insurance companies unaffiliated with Equitable. Class IB shares are offered to separate accounts of Equitable.

     The investment objectives of each Portfolio are as follows:

     Alliance Money Market Portfolio -- High level of current income, preserve its assets and maintain liquidity. The Portfolio pursues this objective by investing in primarily high quality U.S. dollar denominated money market instruments.

     Alliance Intermediate Government Securities Portfolio -- High current income consistent with relative stability of principal through investment primarily in debt securities issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies or instrumentalities.

     Alliance Quality Bond Portfolio -- High current income consistent with preservation of capital by investing primarily in investment grade fixed income securities. The Portfolio reserves the right to invest in convertible debt securities, preferred stocks and dividend-paying common stocks.

     Alliance High Yield Portfolio -- High return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Portfolio pursues this objective by investing primarily in a diversified mix of high yield, fixed income securities involving greater volatility of price and risk of principal and income than high quality fixed income securities. The medium and lower quality debt securities in which the Portfolio may invest are known as "junk bonds."

     Alliance Growth and Income Portfolio -- High total return through a combination of current income and capital appreciation by investing primarily in income-producing common stocks and securities convertible into common stocks.

     Alliance Equity Index Portfolio -- Total return before expenses that approximates the total return performance of the Standard & Poor's 500 Index, including reinvestment of dividends, at a risk level consistent with that of the Index.

     Alliance Common Stock Portfolio -- Long-term growth of its capital and increase income. The Portfolio pursues this objective by investing primarily in common stock and other equity-type instruments.

     Alliance Global Portfolio -- Long-term growth of capital. The Portfolio pursues this objective by investing primarily in equity securities of non-United States companies as well as United States issuers.

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1998

     Alliance International Portfolio -- Long-term growth of capital by investing primarily in a diversified portfolio of equity securities selected principally to permit participation in non-United States companies with prospects for growth.

     Alliance Aggressive Stock Portfolio -- Long-term growth of capital. The Portfolio pursues this objective by investing primarily in common stocks and other equity-type securities issued by quality small and intermediate sized companies with strong growth prospects.

     Alliance Small Cap Growth Portfolio -- Long-term growth of capital. The Portfolio pursues this objective by investing primarily in common stocks and other equity-type securities issued by smaller-sized companies with strong growth potential.

     Alliance Conservative Investors Portfolio -- High total return without, in the investment adviser's opinion, undue risk to principal. The Portfolio pursues this objective by investing in a diversified mix of publicly traded equity and debt securities.

     Alliance Balanced Portfolio -- High return through both appreciation of capital and current income. The Portfolio pursues this objective by investing in a diversified portfolio of publicly traded equity and debt securities and short-term money market instruments.

     Alliance Growth Investors Portfolio -- Highest total return consistent with the investment adviser's determination of reasonable risk. The Portfolio pursues this objective by investing in a diversified mix of publicly traded equity and fixed income securities, including at times common stocks issued by intermediate and small-sized companies and at times fixed income securities that are medium and lower quality debt securities known as "junk bonds."

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

     The following is a summary of the significant accounting policies of the
Trust:

     Stocks listed on national securities exchanges and certain over-the-counter issues traded on the NASDAQ national market system are valued at the last sale price or, if there is no sale, at the latest available bid price. Other unlisted stocks are valued at their last sale price or, if no reported sale during the day, at a bid price estimated by a broker.

     Convertible preferred stocks listed on national securities exchanges are valued as of their last sale price or, if there is no sale, at the latest available bid price.

     Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more of the major dealers in such securities. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks.

     Mortgage backed and asset backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

     Purchased options, including options on futures, are valued at their last bid price. Written options are valued at their last asked price.
Over-the-counter written options are valued using prices provided by brokers.

     Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities; however, when such prices are not available, such bonds are valued at a bid price estimated by a broker.

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1998

     U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities are valued at representative quoted prices.

     Foreign securities not traded directly, or in American Depository Receipt
(ADR) or similar form in the United States, are valued at representative quoted prices in the currency of the country of origin.

     Except for the Alliance Money Market Portfolio, short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term debt securities which mature in more than 60 days are valued at representative quoted prices. Short-term debt securities held in the Alliance Money Market Portfolio are valued at representative quoted prices regardless of the length of maturity.

     Futures and forward contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

     Other securities, including restricted securities, and assets for which market quotations are not readily available or for which valuation cannot be provided, are valued at "fair value" as determined in good faith by the Valuation Committee of the Board of Trustees.

     Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees.

     Interest income (including amortization of premium and accretion of discount on securities using the effective yield method) is accrued daily. Dividend income is recorded on the ex-dividend date.

     Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the related investments sold.

     All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in each Portfolio represented by the net assets of such class. Expenses of the Trust are charged to each Portfolio in proportion to net assets.

     Under a deferred compensation plan, the Trust owes several Trustees the payment of all or part of the fees payable for their services. Such amounts are reflected in the Statements of Assets and Liabilities.

     The Board of Trustees has approved the lending of portfolio securities through its custodian bank, Chase Manhattan Bank ("Chase"), acting as lending agent, to certain broker-dealers in exchange for negotiated lenders' fees. Any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the securities loaned. All loans will be collateralized in the form of cash or U.S. Government securities. Chase invests the cash collateral in short-term investments and retains a portion of the interest earned. Chase will indemnify the Portfolios from any loss resulting from a borrower's failure to return a loaned security when due. The following table shows the value of securities loaned and collateral received at December 31, 1998, and the security loan fees received, net of rebates paid, for the year ended December 31, 1998. Such net fees are included in interest income in the accompanying Statements of Operations.



                                                              VALUE OF               VALUE OF           SECURITY LOAN
PORTFOLIO                                                SECURITIES LOANED     COLLATERAL RECEIVED*     FEES RECEIVED
-----------------------------------------------------   -------------------   ----------------------   --------------
Alliance Intermediate Government Securities .........       $ 55,861,878           $ 57,413,825          $  125,806
Alliance Quality Bond ...............................         83,075,859             85,255,743             288,741
Alliance Growth and Income ..........................         72,527,235             73,317,420             114,554
Alliance Equity Index ...............................        150,848,887            153,710,640             186,342
Alliance Common Stock ...............................        616,945,987            622,787,758           1,460,586
Alliance Global .....................................         65,942,264             68,139,226             550,844
Alliance International ..............................         11,817,454             12,321,470              99,893
Alliance Aggressive Stock ...........................        383,627,804            386,886,300           1,985,589
Alliance Conservative Investors .....................         86,716,143             89,252,161             282,914
Alliance Balanced ...................................        438,340,537            452,567,157           1,352,818
Alliance Growth Investors ...........................        265,482,794            272,153,386           1,093,954

----------
* Including U.S. Government securities valued at $38,861,005, $34,823,220, $4,879,000, $35,900,535, $101,682,362, and $55,245,737 for the Alliance
      Intermediate Government Securities, Alliance Quality Bond, Alliance Global, Alliance Conservative Investors, Alliance Balanced and Alliance Growth Investors Portfolios, respectively.

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1998

     The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid price last quoted by a composite list of major U.S. banks at the following dates:

     (i) market value of investment securities, other assets and liabilities--at the valuation date.

     (ii) purchase and sales of investment securities, income and expenses--at the date of such transactions.

     The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Net currency gains or losses realized and unrealized as a result of differences between interest, dividends and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amount actually received or paid are presented under foreign currency transactions in the realized and unrealized gains and losses section of the Statements of Operations.

     The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal income tax provision is required. Dividends from net investment income are declared and distributed quarterly; distributions from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of the Portfolios to which such gains are attributable. All dividends and distributions are reinvested in additional full and fractional shares of the related Portfolios. All dividends and distributions are distributed on a tax basis and as such, the amounts may differ from financial statement investment income and realized capital gains.

     Options Written:

     All Portfolios (except for the Alliance Money Market and Alliance Equity Index Portfolios) may write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the portfolio or to enhance investment performance. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options which expire unexercised are realized as gains on the expiration date. In writing options, a Portfolio must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale or cost of purchase of the underlying securities pursuant to the call or put option may be substantially below or above the prevailing market price. A Portfolio also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

     Futures and Forward Contracts:

     Futures and forward contracts are agreements to buy or sell a security for a set price in the future. A Portfolio may buy or sell futures and forward contracts for the purpose of protecting its portfolio securities against future changes in interest rates which might adversely affect the value of the Portfolio's securities or the price of securities that it intends to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and can be either in cash or U.S. Treasury securities. During the period the futures and forward contracts are open, changes in the market price of the contract are recognized as unrealized gains or losses by "marking-to-market" at the end of each trading day. Variation margin payments on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures and forward contracts and may incur a loss. The use of futures and forward contracts transactions involves the risk of imperfect correlation in movements in the price of futures and forward contracts, interest rates and the underlying hedged assets.

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1998

     Limitations on Market and Credit Risk:

     Written options, futures and forward contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The risk involved in writing an option on a security is that, if the option is exercised, the underlying security is then purchased or sold by the Portfolio at the contract price, which could be disadvantageous relative to the market price. The contract amounts of these futures and forward contracts reflect the extent of the Portfolio's exposure to off-balance sheet risk. The Portfolio bears the market risk which arises from any changes in security values. The credit risk for futures contracts is limited to failure to trade or exercise the futures contracts purchased through the exchange or board of trade which acts as the counterparty to the Portfolio's futures transactions. Forward contracts are entered into directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to the contract. There is no daily margin settlement and the Portfolio is exposed to the risk of default by the counterparty.

     Statement of Position 93-2:

     For the year ended December 31, 1998, in conformity with Statement of Position 93-2 Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the reclassification arising from current book/tax differences resulted in increases (decreases) to the components of net assets as follows:




                                              ALLIANCE
                                            INTERMEDIATE     ALLIANCE                    ALLIANCE
                                             GOVERNMENT      QUALITY       ALLIANCE       EQUITY        ALLIANCE         ALLIANCE
                                             SECURITIES        BOND       HIGH YIELD      INDEX       COMMON STOCK        GLOBAL
                                              PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO        PORTFOLIO
                                           -------------- ------------- -------------  ----------- ----------------- ---------------
Undistributed (overdistributed) net
 investment income .......................   $   1,558     $   101,980   $   197,552    $   3,951    $ (15,541,411)   $   1,533,285
Accumulated net realized gain (loss) .....      (1,558)       (101,980)     (197,552)      (3,951)      15,541,411       (1,533,285)



                                                               ALLIANCE      ALLIANCE       ALLIANCE                       ALLIANCE
                                               ALLIANCE       AGGRESSIVE     SMALL CAP    CONSERVATIVE      ALLIANCE        GROWTH
                                            INTERNATIONAL       STOCK         GROWTH        INVESTORS       BALANCED      INVESTORS
                                              PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                           --------------- --------------- ------------- -------------- --------------- ------------
Paid-in capital ..........................  $ (2,256,875)   $          --  $ (168,661)   $        --    $          --   $    64,483
Undistributed (overdistributed) net
 investment income .......................     2,913,186        9,723,281      27,043       (173,812)      (1,175,974)     (105,678)
Accumulated net realized gain (loss) .....      (656,311)      (9,723,281)    141,618        173,812        1,175,974        41,195



     Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the period from November 1, 1998 to December 31, 1998 certain Portfolios incurred and elected to defer until January 1, 1999 for U.S. Federal income tax purposes net capital and net currency losses of approximately:


                                         CAPITAL       CURRENCY
PORTFOLIO                                 LOSSES        LOSSES
-----------------------------------   -------------   ----------
Alliance Quality Bond .............    $ 1,114,087     $     --
Alliance High Yield ...............     35,405,973           --
Alliance Common Stock .............      4,742,342       26,979
Alliance Global ...................             --      435,898
Alliance Small Cap Growth .........      2,835,065           --
Alliance Balanced .................             --      106,329
Alliance Growth Investors .........             --      101,198

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1998

2. Management of the Trust

     Alliance Capital Management L.P. ("Alliance"), a publicly traded limited partnership, indirectly majority-owned by Equitable, is the investment adviser. Under the terms of an Investment Advisory Agreement, Alliance receives fees from each Portfolio at the following rates:




                                                                          AVERAGE DAILY NET ASSETS
                                                   ----------------------------------------------------------------------
                                                        FIRST           NEXT          NEXT          NEXT
PORTFOLIO                                           $750 MILLION    $750 MILLION   $1 BILLION   $2.5 BILLION   THEREAFTER
-------------------------------------------------  --------------  -------------- ------------ -------------- -----------
Alliance Money Market ...........................        .350%           .325%         .300%         .280%       .270%
Alliance Intermediate Government Securities .....        .500%           .475%         .450%         .430%       .420%
Alliance Quality Bond ...........................        .525%           .500%         .475%         .455%       .445%
Alliance High Yield .............................        .600%           .575%         .550%         .530%       .520%
Alliance Growth and Income ......................        .550%           .525%         .500%         .480%       .470%
Alliance Equity Index ...........................        .325%           .300%         .275%         .255%       .245%
Alliance Common Stock ...........................        .475%           .425%         .375%         .355%       .345%*
Alliance Global .................................        .675%           .600%         .550%         .530%       .520%
Alliance International ..........................        .900%           .825%         .800%         .780%       .770%
Alliance Aggressive Stock .......................        .625%           .575%         .525%         .500%       .475%
Alliance Small Cap Growth .......................        .900%           .850%         .825%         .800%       .775%
Alliance Conservative Investors .................        .475%           .425%         .375%         .350%       .325%
Alliance Balanced ...............................        .450%           .400%         .350%         .325%       .300%
Alliance Growth Investors .......................        .550%           .500%         .450%         .425%       .400%

----------
* On assets in excess of $10 billion, the management fee for the Alliance Common Stock Portfolio is reduced to 0.335% of average daily net assets.


3. Distribution Plan

     Each Portfolio's Distribution Plan permits the Portfolio to pay a distribution fee of up to 0.50% of the average daily net assets attributable to its Class IB shares. The Trust, on behalf of each Portfolio, has entered into distribution agreements ("the Class IB Distribution Agreements") pursuant to the Distribution Plans with each of Equitable Distributors, Inc. ("EDI") and EQ Financial Consultants, Inc. ("EQ Financial") (each a "Class IB Distributor"). Both EDI and EQ Financial are indirect, wholly-owned subsidiaries of the Equitable. The Class IB Distribution Agreements provide that each Class IB Distributor receives payments from each Portfolio (except the Alliance Small Cap Growth Portfolio) at a rate equal to 0.25% of the average daily net assets of such Portfolio attributable to Class IB shares for which such Class IB Distributor provides services and/or assumes expenses under the Distribution Plan. With respect to the Alliance Small Cap Growth Portfolio, this amount shall not exceed the lesser of (a) 0.25% of the average daily net assets of the Portfolio attributable to Class IB shares for which each Class IB Distributor provides services and/or assumes expenses under the Distribution Plan and (b) an amount that, when added to certain other expenses of the Class IB shares, would result in a ratio of expenses to average daily net assets attributable to Class IB shares for which such Class IB Distributor provides services and/or assumes expenses under the Distribution Plan equaling 1.20%.

     The Distribution Plans provide that EDI and EQ Financial will use the payments received under the Class IB Distribution Agreements for services rendered (and expenses borne) in connection with activities primarily intended to result in the sale of the Trust's Class IB shares. Since the Class IB Distributor's compensation is not directly tied to their expenses, the amount of compensation received under the Class IB Distribution Agreements during any year may be more or less than actual expenses. For this reason, the Distribution Plans are characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1998

4. Investment Transactions


     Investment security transactions, excluding short-term debt securities, for the year ended December 31, 1998 were as follows:




                                                                   PURCHASES                            SALES
                                                      ----------------------------------- ----------------------------------
                                                          STOCKS AND     U.S. GOVERNMENT      STOCKS AND     U.S. GOVERNMENT
PORTFOLIO                                              DEBT SECURITIES     AND AGENCIES    DEBT SECURITIES    AND AGENCIES
----------------------------------------------------- ----------------- ----------------- ----------------- ----------------
Alliance Intermediate Government Securities .........  $           --      $882,551,892    $           --     $779,886,556
Alliance Quality Bond ...............................      91,071,256       487,202,030        73,242,559      395,286,597
Alliance High Yield .................................   1,184,293,260                --       915,572,290               --
Alliance Growth and Income ..........................     815,755,393                --       555,944,044               --
Alliance Equity Index ...............................     497,118,176                --        77,132,186               --
Alliance Common Stock ...............................   5,990,877,057                --     4,756,141,756               --
Alliance Global .....................................   1,299,924,040                --     1,373,918,299               --
Alliance International ..............................     113,329,137                --       120,272,396               --
Alliance Aggressive Stock ...........................   4,602,143,779                --     4,708,779,467               --
Alliance Small Cap Growth ...........................     361,639,388                --       200,463,865               --
Alliance Conservative Investors .....................     134,956,237       192,184,044       123,103,953      168,194,209
Alliance Balanced ...................................     896,747,240       684,949,864       963,577,848      656,749,490
Alliance Growth Investors ...........................   1,218,713,796       469,941,220     1,236,606,838      390,934,301

     No activity is shown for the Alliance Money Market Portfolio since it trades exclusively in short-term debt securities.


     Transactions in options written for the year ended December 31, 1998 are summarized as follows:




                                                                            ALLIANCE
                                                                          COMMON STOCK
                                                                           PORTFOLIO
                                                                --------------------------------
                                                                  NUMBER OF         PREMIUMS
                                                                  CONTRACTS         RECEIVED
                                                                -------------   ----------------
Options outstanding--January 1, 1998 ........................       365,250      $  103,560,700
Options written .............................................     2,091,320         657,322,763
Options terminated in closing purchase transactions .........      (483,930)       (141,155,763)
Options expired .............................................      (889,138)       (253,614,377)
Options exercised ...........................................      (590,542)       (170,305,807)
                                                                  ---------      --------------
Options outstanding--December 31, 1998 ......................       492,960      $  195,807,516
                                                                  =========      ==============

     The Portfolios (except for the Alliance Money Market, Alliance Intermediate Government Securities and Alliance Equity Index Portfolios) may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign securities holdings. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. At December 31, 1998, the Alliance Global, Alliance International, Alliance Conservative Investors, Alliance Balanced and Alliance Growth Investors Portfolios had outstanding forward currency contracts to buy/sell foreign currencies as follows:

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1998


                                                       CONTRACT        COST ON          U.S. $         UNREALIZED
                                                        AMOUNT       ORIGINATION       CURRENT        APPRECIATION
ALLIANCE GLOBAL PORTFOLIO:                              (000'S)          DATE           VALUE        (DEPRECIATION)
--------------------------------------------------   ------------   -------------   -------------   ---------------
FOREIGN CURRENCY BUY CONTRACTS
British Pounds, settling 01/05/99 ................          261      $   437,745     $   434,102     $     (3,643)
Italian Lira, settling 01/05/99 ..................      702,045          423,531         424,581            1,050
Japanese Yen, settling 02/26/99 ..................    4,000,000       34,457,806      35,709,822        1,252,016
Swedish Krona, settling 01/05/99 .................        1,203          149,128         148,646             (482)
FOREIGN CURRENCY SALE CONTRACTS
Japanese Yen, settling 01/04/99-02/26/99 .........    4,011,590       34,278,391      35,812,541       (1,534,150)
                                                                                                     ------------
                                                                                                     $   (285,209)
                                                                                                     ============


                                              CONTRACT       COST ON          U.S. $          UNREALIZED
                                               AMOUNT      ORIGINATION        CURRENT        APPRECIATION
ALLIANCE INTERNATIONAL PORTFOLIO:             (000'S)          DATE            VALUE        (DEPRECIATION)
-----------------------------------------   -----------   -------------   --------------   ---------------
FOREIGN CURRENCY BUY CONTRACTS
Japanese Yen, settling 01/04/99 .........   1,505,000      $11,144,021     $13,336,287      $  2,192,266
FOREIGN CURRENCY SALE CONTRACTS
Japanese Yen, settling 01/04/99 .........   1,507,297       11,239,914      13,356,644        (2,116,730)
                                                                                            ------------
                                                                                            $     75,536
                                                                                            ============


                                                CONTRACT       COST ON          U.S. $          UNREALIZED
                                                 AMOUNT      ORIGINATION        CURRENT        APPRECIATION
ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO:       (000'S)         DATE            VALUE        (DEPRECIATION)
--------------------------------------------   ----------   -------------   --------------   ---------------
FOREIGN CURRENCY BUY CONTRACTS
Japanese Yen, settling 01/04/99 ............   135,000       $  999,630      $ 1,196,278       $  196,648
FOREIGN CURRENCY SALE CONTRACTS
Japanese Yen, settling 01/04/99 ............   135,329        1,009,259        1,199,193         (189,934)
                                                                                               ----------
                                                                                               $    6,714
                                                                                               ==========


                                              CONTRACT       COST ON          U.S. $          UNREALIZED
                                               AMOUNT      ORIGINATION        CURRENT        APPRECIATION
ALLIANCE BALANCED PORTFOLIO:                  (000'S)          DATE            VALUE        (DEPRECIATION)
-----------------------------------------   -----------   -------------   --------------   ---------------
FOREIGN CURRENCY BUY CONTRACTS
Japanese Yen, settling 01/04/99 .........   1,230,000      $ 9,107,738     $10,899,424      $  1,791,686
FOREIGN CURRENCY SALE CONTRACTS
Japanese Yen, settling 01/04/99 .........   1,230,000        9,170,208      10,899,424        (1,729,216)
                                                                                            ------------
                                                                                            $     62,470
                                                                                            ============


                                              CONTRACT       COST ON          U.S. $          UNREALIZED
                                               AMOUNT      ORIGINATION        CURRENT        APPRECIATION
ALLIANCE GROWTH INVESTORS PORTFOLIO:          (000'S)          DATE            VALUE        (DEPRECIATION)
-----------------------------------------   -----------   -------------   --------------   ---------------
FOREIGN CURRENCY BUY CONTRACTS
Japanese Yen, settling 01/04/99 .........   2,500,000      $18,511,662     $22,153,300      $  3,641,638
FOREIGN CURRENCY SALE CONTRACTS
Japanese Yen, settling 01/04/99 .........   2,504,474       18,676,316      22,192,951        (3,516,635)
                                                                                            ------------
                                                                                            $    125,003
                                                                                            ============

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1998

     As of December 31, 1998, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for Federal income tax purposes was as follows:



                                                                                GROSS UNREALIZED            NET UNREALIZED
                                                           COST OF      ---------------------------------    APPRECIATION
PORTFOLIO                                                INVESTMENTS      APPRECIATION     DEPRECIATION     (DEPRECIATION)
----------------------------------------------------- ----------------- ---------------- ---------------- -----------------
Alliance Money Market ...............................  $1,065,208,017    $      708,247   $      (16,311)  $      691,936
Alliance Intermediate Government Securities .........     224,677,249         1,973,900         (780,832)       1,193,068
Alliance Quality Bond ...............................     322,729,246         3,760,121       (1,440,440)       2,319,681
Alliance High Yield .................................     664,097,119         6,466,990      (71,570,622)     (65,103,632)
Alliance Growth and Income ..........................     853,361,062       198,202,793      (56,147,536)     142,055,257
Alliance Equity Index ...............................   1,166,648,275       539,339,959      (26,656,029)     512,683,930
Alliance Common Stock ...............................   8,870,134,823     4,918,784,136     (492,118,717)   4,426,665,419
Alliance Global .....................................   1,148,236,463       326,834,020      (55,744,464)     271,089,556
Alliance International ..............................     199,595,845        40,766,037      (37,127,918)       3,638,119
Alliance Aggressive Stock ...........................   4,327,017,046       788,191,037     (479,687,021)     308,504,016
Alliance Small Cap Growth ...........................     314,017,957        39,536,445      (30,810,567)       8,725,878
Alliance Conservative Investors .....................     355,277,161        39,068,741       (5,520,012)      33,548,729
Alliance Balanced ...................................   1,661,912,307       332,818,610      (53,484,535)     279,334,075
Alliance Growth Investors ...........................   1,740,591,203       395,786,484      (84,087,123)     311,699,361

     During the year ended December 31, 1998, the Alliance Intermediate Government Securities Portfolio utilized available capital loss carryforwards of $3,248,623.


     The Alliance Intermediate Government Securities Portfolio and Alliance Small Cap Growth Portfolio had net capital loss carryforwards of $5,583,325 (of which $5,101,186 expires in the year 2002 and $482,139 expires in the year
2004) and $16,465,876 (all of which expires in the year 2006), respectively. To the extent the above losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.


5. Capital Share Transactions


     At December 31, 1998, there was an unlimited number of shares of beneficial interest (Shares), without par value, available for issuance by the Board of Trustees. Shares are divided into two classes, designated Class IA and Class IB for each Portfolio.


     Transactions in Shares were as follows:



                                                                        ALLIANCE
                                       ALLIANCE                       INTERMEDIATE
                                     MONEY MARKET                 GOVERNMENT SECURITIES
                                      PORTFOLIO                         PORTFOLIO
                          ---------------------------------- -------------------------------
                                      YEAR ENDED                       YEAR ENDED
                                     DECEMBER 31,                     DECEMBER 31,
                                 1998             1997             1998            1997
                          ----------------- ---------------- --------------- ---------------
Class IA
--------
Shares sold .............     136,020,103       88,164,162       7,332,095       4,317,481
Shares issued in
 reinvestment of
 dividends and
 distributions ..........       2,682,886        2,138,588         724,448         605,567
                              -----------       ----------       ---------       ---------
Total shares issued .....     138,702,989       90,302,750       8,056,543       4,923,048
Shares redeemed .........    (112,151,509)     (91,686,416)     (4,388,356)     (2,249,794)
                             ------------      -----------      ----------      ----------
Net increase (decrease)        26,551,480       (1,383,666)      3,668,187       2,673,254
                             ============      ===========      ==========      ==========




                                     ALLIANCE                         ALLIANCE
                                   QUALITY BOND                      HIGH YIELD
                                     PORTFOLIO                       PORTFOLIO
                          ------------------------------- --------------------------------
                                    YEAR ENDED                       YEAR ENDED
                                   DECEMBER 31,                     DECEMBER 31,
                                1998            1997            1998             1997
                          --------------- --------------- ---------------- ---------------
Class IA
--------
Shares sold .............    12,172,248       5,108,456       18,951,617      15,273,062
Shares issued in
 reinvestment of
 dividends and
 distributions ..........     2,093,682       1,161,537        5,403,877       3,903,981
                             ----------       ---------       ----------      ----------
Total shares issued .....    14,265,930       6,269,993       24,355,494      19,177,043
Shares redeemed .........    (2,355,892)     (1,749,691)     (11,963,174)     (4,915,625)
                             ----------      ----------      -----------      ----------
Net increase (decrease)      11,910,038       4,520,302       12,392,320      14,261,418
                             ==========      ==========      ===========      ==========

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1998


                                        ALLIANCE                        ALLIANCE
                                    GROWTH AND INCOME                 EQUITY INDEX
                                        PORTFOLIO                       PORTFOLIO
                             ------------------------------- -------------------------------
                                       YEAR ENDED                      YEAR ENDED
                                      DECEMBER 31,                    DECEMBER 31,
                                   1998            1997            1998            1997
                             --------------- --------------- --------------- ---------------
Class IA
--------
Shares sold ................    15,163,368      17,042,406      26,611,092      25,418,356
Shares issued in
 reinvestment of
 dividends and
 distributions .............     4,401,644       2,393,845         694,933         723,055
                                ----------      ----------      ----------      ----------
Total shares issued ........    19,565,012      19,436,251      27,306,025      26,141,411
Shares redeemed ............    (3,992,469)     (1,171,007)     (7,487,195)     (3,834,705)
                                ----------      ----------      ----------      ----------
Net increase ...............    15,572,543      18,265,244      19,818,830      22,306,706
                                ==========      ==========      ==========      ==========



                                         ALLIANCE                          ALLIANCE
                                       COMMON STOCK                         GLOBAL
                                         PORTFOLIO                        PORTFOLIO
                             --------------------------------- --------------------------------
                                        YEAR ENDED                        YEAR ENDED
                                       DECEMBER 31,                      DECEMBER 31,
                                   1998             1997             1998             1997
                             ---------------- ---------------- ---------------- ---------------
Class IA
--------
Shares sold ................     43,379,931       50,744,225        8,066,603      13,465,598
Shares issued in
 reinvestment of
 dividends and
 distributions .............     63,907,193       35,866,900        5,362,782       5,883,409
                                 ----------       ----------        ---------      ----------
Total shares issued ........    107,287,124       86,611,125       13,429,385      19,349,007
Shares redeemed ............    (43,764,983)     (18,396,632)     (13,140,812)     (8,663,149)
                                -----------      -----------      -----------      ----------
Net increase ...............     63,522,141       68,214,493          288,573      10,685,858
                                ===========      ===========      ===========      ==========


                                         ALLIANCE                          ALLIANCE
                                       INTERNATIONAL                   AGGRESSIVE STOCK
                                         PORTFOLIO                         PORTFOLIO
                             --------------------------------- ---------------------------------
                                        YEAR ENDED                        YEAR ENDED
                                       DECEMBER 31,                      DECEMBER 31,
                                   1998             1997             1998             1997
                             ---------------- ---------------- ---------------- ----------------
Class IA
--------
Shares sold ................     40,984,802       17,702,398       33,480,797       34,847,127
Shares issued in
 reinvestment of
 dividends and
 distributions .............        362,445        1,469,420        7,661,455       11,233,155
                                 ----------       ----------       ----------       ----------
Total shares issued ........     41,347,247       19,171,818       41,142,252       46,080,282
Shares redeemed ............    (41,520,686)     (13,816,916)     (40,575,903)     (27,155,091)
                                -----------      -----------      -----------      -----------
Net increase (decrease)            (173,439)       5,354,902          566,349       18,925,191
                                ===========      ===========      ===========      ===========





                                        ALLIANCE                        ALLIANCE
                                    SMALL CAP GROWTH             CONSERVATIVE INVESTORS
                                        PORTFOLIO                       PORTFOLIO
                             ------------------------------- -------------------------------
                                               MAY 1, 1997*
                                YEAR ENDED          TO                 YEAR ENDED
                               DECEMBER 31,    DECEMBER 31,           DECEMBER 31,
                                   1998            1997            1998            1997
                             ---------------- -------------- --------------- ---------------
Class IA
--------
Shares sold ................     52,458,409     12,473,113       3,583,057       2,875,061
Shares issued in
 reinvestment of
 dividends and
 distributions .............          1,203        185,690       2,581,375       1,809,193
                                 ----------     ----------       ---------       ---------
Total shares issued ........     52,459,612     12,658,803       6,164,432       4,684,254
Shares redeemed ............    (43,349,403)    (4,992,168)     (3,201,439)     (3,816,982)
                                -----------     ----------      ----------      ----------
Net increase (decrease)           9,110,209      7,666,635       2,962,993         867,272
                                ===========     ==========      ==========      ==========


                                                      ALLIANCE                            ALLIANCE
                                                      BALANCED                        GROWTH INVESTORS
                                                     PORTFOLIO                            PORTFOLIO
                                         ----------------------------------   ---------------------------------
                                                     YEAR ENDED                          YEAR ENDED
                                                    DECEMBER 31,                        DECEMBER 31,
                                               1998              1997               1998              1997
                                         ---------------   ----------------   ---------------   ---------------
Class IA
--------
Shares sold ..........................       4,836,054          3,662,533         6,034,474         9,706,135
Shares issued in reinvestment of
 dividends and distributions .........      11,476,087          8,034,691         9,929,342         6,731,864
                                            ----------          ---------         ---------         ---------
Total shares issued ..................      16,312,141         11,697,224        15,963,816        16,437,999
Shares redeemed ......................      (9,732,301)       (12,097,554)       (5,077,946)       (4,231,449)
                                            ----------        -----------        ----------        ----------
Net increase (decrease) ..............       6,579,840           (400,330)       10,885,870        12,206,550
                                            ==========        ===========        ==========        ==========

----------
* Commencement of operations.

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1998


                                                                         ALLIANCE
                                          ALLIANCE                     INTERMEDIATE
                                        MONEY MARKET               GOVERNMENT SECURITIES
                                         PORTFOLIO                       PORTFOLIO
                              -------------------------------- -----------------------------
                                                                               MAY 1, 1997*
                                         YEAR ENDED              YEAR ENDED         TO
                                        DECEMBER 31,            DECEMBER 31,   DECEMBER 31,
                                    1998             1997           1998           1997
                              ---------------- --------------- -------------- --------------
Class IB
--------
Shares sold .................     40,257,599      15,458,380     2,732,736        536,124
Shares issued in
 reinvestment of
 dividends and
 distributions ..............      1,123,590         276,519        87,259          9,576
                                  ----------      ----------     ---------        -------
Total shares issued .........     41,381,189      15,734,899     2,819,995        545,700
Shares redeemed .............    (15,656,425)     (3,884,676)     (156,546)       (10,301)
                                 -----------      ----------     ---------        -------
Net increase ................     25,724,764      11,850,223     2,663,449        535,399
                                 ===========      ==========     =========        =======



                                 ALLIANCE             ALLIANCE
                               QUALITY BOND          HIGH YIELD
                                 PORTFOLIO            PORTFOLIO
                              -------------- ---------------------------
                               JULY 8, 1998*
                                    TO               YEAR ENDED
                               DECEMBER 31,         DECEMBER 31,
                                   1998           1998          1997
                              -------------- -------------- ------------
Class IB
--------
Shares sold .................      1,010       15,829,829    5,872,392
Shares issued in
 reinvestment of
 dividends and
 distributions ..............         47        2,231,229      496,765
                                   -----       ----------    ---------
Total shares issued .........      1,057       18,061,058    6,369,157
Shares redeemed .............         --         (612,661)     (51,149)
                                   -----       ----------    ---------
Net increase ................      1,057       17,448,397    6,318,008
                                   =====       ==========    =========


                                      ALLIANCE                      ALLIANCE
                                  GROWTH AND INCOME               EQUITY INDEX
                                      PORTFOLIO                     PORTFOLIO
                            ----------------------------- -----------------------------
                                            MAY 1, 1997*                  MAY 1, 1997*
                              YEAR ENDED         TO         YEAR ENDED         TO
                             DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                 1998           1997           1998           1997
                            -------------- -------------- -------------- --------------
Class IB
--------
Shares sold ...............   4,613,042      2,001,059        13,073          7,451
Shares issued in
 reinvestment of
 dividends and
 distributions ............     579,115        127,333           108             55
                              ---------      ---------        ------          -----
Total shares issued . .....   5,192,157      2,128,392        13,181          7,506
Shares redeemed ...........    (208,611)          (266)       (1,032)        (1,926)
                              ---------      ---------        ------         ------
Net increase ..............   4,983,546      2,128,126        12,149          5,580
                              =========      =========        ======         ======



                                      ALLIANCE                     ALLIANCE
                                    COMMON STOCK                    GLOBAL
                                      PORTFOLIO                   PORTFOLIO
                            ----------------------------- --------------------------
                                     YEAR ENDED                   YEAR ENDED
                                    DECEMBER 31,                 DECEMBER 31,
                                 1998           1997           1998         1997
                            -------------- -------------- ------------- ------------
Class IB
--------
Shares sold ...............   19,886,395      9,736,070     1,194,769    1,232,644
Shares issued in
 reinvestment of
 dividends and
 distributions ............    4,121,858        826,867       176,642       99,584
                              ----------      ---------     ---------    ---------
Total shares issued . .....   24,008,253     10,562,937     1,371,411    1,332,228
Shares redeemed ...........     (278,288)       (29,575)     (145,815)    (103,224)
                              ----------     ----------     ---------    ---------
Net increase ..............   23,729,965     10,533,362     1,225,596    1,229,004
                              ==========     ==========     =========    =========


                                                  ALLIANCE
                                               INTERNATIONAL
                                                 PORTFOLIO
                                     ----------------------------------
                                       YEAR ENDED       MAY 1, 1997*
                                      DECEMBER 31,           TO
                                          1998       DECEMBER 31, 1997
                                     -------------- -------------------
Class IB
--------
Shares sold . ......................     592,943          317,031
Shares issued in reinvestment of
 dividends and distributions .......       9,904           22,868
                                         -------          -------
Total shares issued . . . ..........     602,847          339,899
Shares redeemed ....................    (244,562)         (19,496)
                                        --------          -------
Net increase .......................     358,285          320,403
                                        ========          =======



                                              ALLIANCE                       ALLIANCE
                                          AGGRESSIVE STOCK               SMALL CAP GROWTH
                                              PORTFOLIO                      PORTFOLIO
                                     --------------------------- ---------------------------------
                                             YEAR ENDED            YEAR ENDED      MAY 1, 1997*
                                            DECEMBER 31,          DECEMBER 31,          TO
                                          1998          1997          1998       DECEMBER 31, 1997
                                     ------------- ------------- -------------- ------------------
Class IB
--------
Shares sold . ......................   2,372,000     1,856,882     6,064,836        3,666,066
Shares issued in reinvestment of
 dividends and distributions .......     244,653       175,796            --           91,565
                                       ---------     ---------     ---------        ---------
Total shares issued . . . ..........   2,616,653     2,032,678     6,064,836        3,757,631
Shares redeemed ....................    (129,735)      (15,597)     (295,805)          (5,055)
                                       ---------     ---------     ---------        ---------
Net increase .......................   2,486,918     2,017,081     5,769,031        3,752,576
                                       =========     =========     =========        =========

----------
* Commencement of operations.

THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Continued)
December 31, 1998


                                                      ALLIANCE                      ALLIANCE                  ALLIANCE
                                               CONSERVATIVE INVESTORS               BALANCED              GROWTH INVESTORS
                                                      PORTFOLIO                     PORTFOLIO                PORTFOLIO
                                         -----------------------------------   ------------------   ----------------------------
                                           YEAR ENDED        MAY 1, 1997*         JULY 8, 1998*              YEAR ENDED
                                          DECEMBER 31,            TO                   TO                   DECEMBER 31,
                                              1998         DECEMBER 31, 1997    DECEMBER 31, 1998        1998           1997
                                         --------------   ------------------   ------------------   -------------   ------------
Class IB
--------
Shares sold ..........................     2,038,248           467,751                 513            2,539,628      1,855,983
Shares issued in reinvestment of
 dividends and distributions .........       185,980            20,199                  54              424,011        130,747
                                           ---------           -------                 ---            ---------      ---------
Total shares issued . ................     2,224,228           487,950                 567            2,963,639      1,986,730
Shares redeemed ......................       (49,850)           (8,774)                 --             (253,305)       (85,261)
                                           ---------           -------                 ---            ---------      ---------
Net increase .........................     2,174,378           479,176                 567            2,710,334      1,901,469
                                           =========           =======                 ===            =========      =========

----------
* Commencement of operations.


6. Bank Borrowing


     A number of open-end mutual funds managed by the Adviser, including the Trust, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the Statements of Operations. The Trust did not utilize the Facility during the year ended December 31, 1998.


7. Transactions with Affiliated Companies


     An affiliated company is a company in which a Portfolio has ownership of at least 5% of the voting securities. Investments in companies which were affiliates during the year ended December 31, 1998 are summarized as follows:




                                            MARKET VALUE                                   MARKET VALUE                REALIZED
                                            DECEMBER 31,     PURCHASES         SALES       DECEMBER 31,    DIVIDEND      GAIN
                                                1997          AT COST         AT COST          1998         INCOME      (LOSS)
                                           -------------- --------------- -------------- ---------------- ---------- -------------
ALLIANCE COMMON STOCK PORTFOLIO:
Abercrombie & Fitch Co. (Class A) ........  $         --   $ 21,063,829    $17,113,683    $          --      $ --     $  9,923,529
Ceridian Corp. ...........................   174,774,688             --             --      266,334,688        --               --
Chris Craft Industries, Inc. (Class B) ...    64,143,286             --             --       60,857,849        --               --
Ingram Micro, Inc. (Class A) .............            --    105,907,470             --       83,700,000        --               --
SCI Systems, Inc. ........................            --    153,174,554     21,327,500      206,514,000        --       (2,309,999)
Teleport Communications Group, Inc.
 (Class A) ...............................   220,103,625             --     65,220,313               --        --       27,905,809
                                            ------------                                  -------------      ----     ------------
                                            $459,021,599                                  $ 617,406,537      $ --     $ 35,519,339
                                            ============                                  =============      ====     ============




THE HUDSON RIVER TRUST
NOTES TO FINANCIAL STATEMENTS--(Concluded)
December 31, 1998


                                                MARKET VALUE
                                                DECEMBER 31,      PURCHASES        SALES
                                                    1997           AT COST        AT COST
                                             ----------------- -------------- ---------------
ALLIANCE AGGRESSIVE STOCK PORTFOLIO:
Abercrombie & Fitch Co. (Class A) ..........  $           --    $ 76,324,173   $ 53,329,966
Capstar Hotel Co. ..........................              --      81,149,255             --
Centocor, Inc. .............................     167,463,625     111,451,347    293,691,624
Circuit City Stores, Inc.- CarMax
 Group .....................................      56,346,300       1,107,635        947,745
Comverse Technology, Inc. (a) ..............      72,520,500              --      5,393,586
Continental Airlines, Inc. (Class B) .......     213,588,375      25,055,485     17,344,702
Crompton & Knowles Corp. ...................     137,800,000              --     34,511,251
Dollar Thrifty Automotive Group, Inc. ......              --      34,775,410     34,775,410
Florida Panthers Holdings, Inc. ............      29,071,425      16,452,003             --
MedImmune, Inc. (a) ........................      57,443,925              --        767,822
Millicom International Cellular SA .........      89,487,300       6,670,015      1,151,761
Mohawk Industries, Inc. ....................      69,103,125      19,664,861        797,972
Polo Ralph Lauren Corp. ....................              --      66,464,900     66,464,900
Premier Parks, Inc. ........................              --     132,191,005      7,500,600
Security Capital Group, Inc. (Class B) .....      38,509,250      17,676,525        620,958
Suburban Lodges of America .................      12,034,500              --     17,254,100
Teekay Shipping Corp. ......................              --      64,163,180             --
Telephone & Data Systems, Inc. .............     133,322,406              --     39,868,179
Tiffany & Co. ..............................      56,376,506      48,968,141      7,673,342
Tommy Hilfiger Corp. (a) ...................      68,124,937      12,081,367     20,934,612
Venator Group, Inc. ........................              --     144,426,311             --
                                              --------------
                                              $1,201,192,174
                                              ==============



                                                MARKET VALUE                      REALIZED
                                                DECEMBER 31,      DIVIDEND          GAIN
                                                    1998           INCOME          (LOSS)
                                             ----------------- -------------- ----------------
ALLIANCE AGGRESSIVE STOCK PORTFOLIO:
Abercrombie & Fitch Co. (Class A) ..........  $           --    $        --    $    8,556,912
Capstar Hotel Co. ..........................              --             --                --
Centocor, Inc. .............................              --             --        33,584,924
Circuit City Stores, Inc.- CarMax
 Group .....................................      34,580,869             --          (408,137)
Comverse Technology, Inc. (a) ..............      66,051,300             --        (1,196,176)
Continental Airlines, Inc. (Class B) .......     148,468,650             --        21,724,960
Crompton & Knowles Corp. ...................              --        260,000         2,103,108
Dollar Thrifty Automotive Group, Inc. ......              --             --       (17,798,105)
Florida Panthers Holdings, Inc. ............      23,292,425             --                --
MedImmune, Inc. (a) ........................      47,381,969             --         1,245,585
Millicom International Cellular SA .........      85,782,037             --         3,053,727
Mohawk Industries, Inc. ....................     158,441,025             --         1,312,171
Polo Ralph Lauren Corp. ....................              --             --       (14,428,668)
Premier Parks, Inc. ........................     162,327,550             --          (204,587)
Security Capital Group, Inc. (Class B) .....              --             --          (127,232)
Suburban Lodges of America .................              --             --        (3,412,315)
Teekay Shipping Corp. ......................      49,463,706        946,000                --
Telephone & Data Systems, Inc. .............              --        546,854         6,243,799
Tiffany & Co. ..............................     132,327,937        794,843            68,781
Tommy Hilfiger Corp. (a) ...................      95,838,000             --         4,531,018
Venator Group, Inc. ........................      61,230,925             --                --
                                              --------------    -----------    --------------
                                              $1,065,186,393    $ 2,547,697    $   44,849,765
                                              ==============    ===========    ==============

----------
(a) Holdings represented less than 5% of outstanding shares at December 31, 1998, although ownership was above 5% for a period of time during the year.

For the year ended December 31, 1998, the Aggressive Stock Portfolio incurred brokerage commissions of $12,076,600. This amount includes $25,510 which was paid to Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, of which $13,940 was paid to DLJ's Pershing Division.

THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS
December 31, 1998


SELECTED DATA FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD(a)


ALLIANCE MONEY MARKET PORTFOLIO:


                                                                            CLASS IA
                                                ----------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                                ----------------------------------------------------------------
                                                    1998         1997         1996         1995         1994
                                                ------------ ------------ ------------ ------------ ------------
 Net asset value, beginning of period (b) .....   $ 10.18      $ 10.17      $ 10.16      $ 10.14      $ 10.12
                                                  -------      -------      -------      -------      -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .......................      0.53         0.54         0.54         0.57         0.41
  Net realized and unrealized gain (loss) on
   investments ................................        --           --        (0.01)          --           --
                                                  --------     --------     --------     --------     --------
  Total from investment operations ............      0.53         0.54         0.53         0.57         0.41
                                                  --------     --------     --------     --------     --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ........     (0.49)       (0.53)       (0.52)       (0.55)       (0.39)
  Dividends in excess of net investment
   income .....................................        --           --           --           --           --
                                                  --------     --------     --------     --------     --------
  Total dividends and distributions ...........     (0.49)       (0.53)       (0.52)       (0.55)       (0.39)
                                                  --------     --------     --------     --------     --------
 Net asset value, end of period ...............   $ 10.22      $ 10.18      $ 10.17      $ 10.16      $ 10.14
                                                  ========     ========     ========     ========     ========
 Total return (c) .............................      5.34%        5.42%        5.33%        5.74%        4.02%
                                                  ========     ========     ========     ========     ========
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's) ............  $723,311     $449,960     $463,422     $386,691     $325,391
 Ratio of expenses to average net assets ......      0.37%        0.39%        0.43%        0.44%        0.42%
 Ratio of net investment income to average
  net assets ..................................      5.13%        5.28%        5.17%        5.53%        4.01%



                                                                 CLASS IB
                                                ------------------------------------------
                                                       YEAR ENDED            OCTOBER 2,
                                                      DECEMBER 31,             1996 TO
                                                -------------------------   DECEMBER 31,
                                                    1998         1997           1996
                                                ------------ ------------ ----------------
 Net asset value, beginning of period (b) .....   $ 10.17      $ 10.16       $  10.16
                                                  -------      -------       --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .......................      0.49         0.52           0.11
  Net realized and unrealized gain (loss) on
   investments ................................      0.02            --          0.01
                                                  -------      --------      --------
  Total from investment operations ............      0.51         0.52           0.12
                                                  -------      --------      --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ........     (0.47)       (0.51)         (0.02)
  Dividends in excess of net investment
   income .....................................        --           --          (0.10)
                                                  --------     --------      ---------
  Total dividends and distributions ...........     (0.47)       (0.51)         (0.12)
                                                  --------     --------      ---------
 Net asset value, end of period ...............   $ 10.21      $ 10.17       $  10.16
                                                  ========     ========      =========
 Total return (c) .............................      5.08%        5.16%          1.29%
                                                  ========     ========      =========
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's) ............  $386,718     $123,675      $   3,184
 Ratio of expenses to average net assets ......      0.62%        0.63%          0.67%(d)
 Ratio of net investment income to average
  net assets ..................................      4.82%        5.02%          4.94%(d)

ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO(e):


                                                                           CLASS IA
                                                 -------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                                 -------------------------------------------------------------
                                                     1998         1997         1996        1995        1994
                                                 ------------ ------------ ----------- ----------- -----------
 Net asset value, beginning of period (b) ......   $  9.44      $  9.29      $ 9.47      $ 8.87      $ 10.08
                                                   -------      -------      ------      ------      -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................      0.50         0.53        0.54        0.58         0.65
  Net realized and unrealized gain (loss) on
   investments .................................      0.21         0.13       (0.19)       0.57        (1.08)
                                                   -------      -------      -------     ------      -------
  Total from investment operations .............      0.71         0.66        0.35        1.15        (0.43)
                                                   -------      -------      -------     ------      -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........     (0.48)       (0.51)      (0.53)      (0.55)       (0.78)
                                                   --------     --------     -------     -------     -------
 Net asset value, end of period ................   $  9.67      $  9.44      $ 9.29      $ 9.47      $  8.87
                                                   ========     ========     =======     =======     =======
 Total return (c) ..............................      7.74%        7.29%       3.78%      13.33%       (4.37)%
                                                   ========     ========     =======     =======     =======
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's) .............  $153,383     $115,114     $88,384     $71,780      $48,518
 Ratio of expenses to average net assets .......      0.55%        0.55%       0.56%       0.57%        0.56%
 Ratio of net investment income to average
  net assets ...................................      5.21%        5.61%       5.73%       6.15%        6.75%
 Portfolio turnover rate .......................       539%         285%        318%        255%         133%



                                                            CLASS IB
                                                 -------------------------------
                                                      YEAR         MAY 1, 1997
                                                      ENDED            TO
                                                  DECEMBER 31,    DECEMBER 31,
                                                      1998            1997
                                                 -------------- ----------------
 Net asset value, beginning of period (b) ......    $ 9.43         $    9.27
                                                    ------         ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................      0.47              0.32
  Net realized and unrealized gain (loss) on
   investments .................................      0.22              0.22
                                                    ------         ---------
  Total from investment operations .............      0.69              0.54
                                                    ------         ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........     (0.46)            (0.38)
                                                    -------        ---------
 Net asset value, end of period ................    $ 9.66         $    9.43
                                                    =======        =========
 Total return (c) ..............................      7.48%             5.83%
                                                    =======        =========
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's) .............   $30,898        $    5,052
 Ratio of expenses to average net assets .......      0.80%              0.81%(d)
 Ratio of net investment income to average
  net assets ...................................      4.87%              5.15%(d)
 Portfolio turnover rate .......................       539%               285%

THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS--(Continued)
December 31, 1998

ALLIANCE QUALITY BOND PORTFOLIO:


                                                                             CLASS IA
                                                 ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------------------
                                                     1998         1997         1996         1995         1994
                                                 ------------ ------------ ------------ ------------ ------------
 Net asset value, beginning of period (b) ......   $  9.74      $  9.49      $  9.61      $  8.72      $  9.82
                                                   -------      -------      -------      -------      -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................      0.55         0.60         0.57         0.57         0.66
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions ................................      0.28         0.24        (0.07)        0.88        (1.16)
                                                   -------      -------      --------     -------      -------
  Total from investment operations .............      0.83         0.84         0.50         1.45        (0.50)
                                                   -------      -------      --------     -------      -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........     (0.53)       (0.59)       (0.60)       (0.56)       (0.55)
  Dividends in excess of net investment
   income ......................................        --           --        (0.02)          --           --
  Distributions from realized gains ............     (0.20)          --           --           --           --
  Tax return of capital distributions ..........        --           --           --           --        (0.05)
                                                   --------     --------     --------     --------     -------
  Total dividends and distributions ............     (0.73)       (0.59)       (0.62)       (0.56)       (0.60)
                                                   --------     --------     --------     --------     -------
 Net asset value, end of period ................   $  9.84      $  9.74      $  9.49      $  9.61      $  8.72
                                                   ========     ========     ========     ========     =======
 Total return (c) ..............................      8.69%        9.14%        5.36%       17.02%       (5.10)%
                                                   ========     ========     ========     ========     =======
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's) .............  $322,418     $203,233     $155,023     $157,443     $127,575
 Ratio of expenses to average net assets .......      0.57%        0.57%        0.59%        0.59%        0.59%
 Ratio of net investment income to average
  net assets ...................................      5.48%        6.19%        6.06%        6.13%        7.17%
 Portfolio turnover rate .......................       194%         374%         431%         411%         222%



                                                     CLASS IB
                                                 ----------------
                                                   JULY 8, 1998
                                                        TO
                                                   DECEMBER 31,
                                                       1998
                                                 ----------------
 Net asset value, beginning of period (b) ......    $    9.90
                                                    ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................         0.25
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions ................................         0.14
                                                    ---------
  Total from investment operations .............         0.39
                                                    ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........        (0.25)
  Dividends in excess of net investment
   income ......................................           --
  Distributions from realized gains ............        (0.20)
  Tax return of capital distributions ..........           --
                                                    ---------
  Total dividends and distributions ............        (0.45)
                                                    ---------
 Net asset value, end of period ................    $    9.84
                                                    =========
 Total return (c) ..............................         4.05%
                                                    =========
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's) .............    $      10
 Ratio of expenses to average net assets .......         0.81%(d)
 Ratio of net investment income to average
  net assets ...................................         5.06%(d)
 Portfolio turnover rate .......................          194%

ALLIANCE HIGH YIELD PORTFOLIO:


                                                                              CLASS IA
                                                  ----------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                  ----------------------------------------------------------------
                                                       1998         1997         1996         1995         1994
                                                  ------------- ------------ ------------ ------------ -----------
 Net asset value, beginning of period (b) .......    $ 10.41      $ 10.02      $  9.64      $  8.91      $ 10.08
                                                     -------      -------      -------      -------      -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................       1.07         1.04         1.02         0.98         0.89
  Net realized and unrealized gain (loss) on
   investments ..................................     ( 1.56)        0.75         1.07         0.73       ( 1.17)
                                                     -------      -------      -------      -------      -------
  Total from investment operations ..............     ( 0.49)        1.79         2.09         1.71       ( 0.28)
                                                     -------      -------      -------      -------      -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........     ( 1.03)       ( 0.97)      ( 0.98)       (0.94)     ( 0.88)
  Dividends in excess of net investment
   income .......................................         --            --       ( 0.03)       (0.04)     ( 0.01)
  Distributions from realized gains .............     ( 0.18)       ( 0.43)      ( 0.70)          --          --
  Distributions in excess of realized gains .....         --            --           --           --          --
                                                     -------      --------     --------     --------     -------
  Total dividends and distributions .............     ( 1.21)       ( 1.40)      ( 1.71)       (0.98)     ( 0.89)
                                                     -------      --------     --------     --------     -------
 Net asset value, end of period .................    $  8.71      $ 10.41      $ 10.02      $  9.64      $  8.91
                                                     =======      ========     ========     ========     =======
 Total return (c) ...............................     ( 5.15)%       18.48%       22.89%       19.92%     ( 2.79)%
                                                     =======      ========     ========     ========     =======
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's) ..............    $405,308     $355,473     $199,360     $118,129     $73,895
 Ratio of expenses to average net assets ........       0.63%         0.62%        0.59%        0.60%       0.61%
 Ratio of net investment income to average
  net assets ....................................      10.67%         9.82%        9.93%       10.34%       9.23%
 Portfolio turnover rate ........................        181%          390%         485%         350%        248%



                                                                   CLASS IB
                                                  ------------------------------------------
                                                         YEAR ENDED            OCTOBER 2,
                                                        DECEMBER 31,             1996 TO
                                                  -------------------------   DECEMBER 31,
                                                       1998         1997          1996
                                                  ------------- ----------- ----------------
 Net asset value, beginning of period (b) .......    $ 10.39      $ 10.01      $   10.25
                                                     -------      -------      ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................       1.04        1.05            0.19
  Net realized and unrealized gain (loss) on
   investments ..................................      (1.56)       0.71            0.15
                                                     -------      -------      ---------
  Total from investment operations ..............      (0.52)       1.76            0.34
                                                     -------      -------      ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........      (1.00)      (0.95)         (0.03)
  Dividends in excess of net investment
   income .......................................         --           --         (0.25)
  Distributions from realized gains .............      (0.18)       (0.43)        (0.01)
  Distributions in excess of realized gains .....         --           --         (0.29)
                                                     -------      -------      ---------
  Total dividends and distributions .............      (1.18)       (1.38)        (0.58)
                                                     -------      -------      ---------
 Net asset value, end of period .................    $  8.69      $ 10.39      $   10.01
                                                     =======      =======      =========
 Total return (c) ...............................      (5.38)%      18.19%          3.32%
                                                     =======      =======      =========
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's) ..............   $207,042      $66,338      $     685
 Ratio of expenses to average net assets ........       0.88%        0.88%          0.82%(d)
 Ratio of net investment income to average
  net assets ....................................      10.60%        9.76%          8.71%(d)
 Portfolio turnover rate ........................        181%         390%           485%

THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS--(Continued)
December 31, 1998

ALLIANCE GROWTH AND INCOME PORTFOLIO:


                                                                            CLASS IA
                                                 ---------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------
                                                     1998         1997         1996         1995        1994
                                                 ------------ ------------ ------------ ----------- ------------
 Net asset value, beginning of period (b) ......   $ 15.38      $ 13.01      $ 11.70      $  9.70     $  9.95
                                                   -------      -------      -------      -------     -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................      0.06         0.15         0.24        0.33         0.31
  Net realized and unrealized gain (loss) on
   investments .................................      3.08         3.30         2.05        1.97        (0.36)
                                                   -------      -------      -------      -------     -------
  Total from investment operations .............      3.14         3.45         2.29        2.30        (0.05)
                                                   -------      -------      -------      -------     -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........     (0.05)       (0.15)       (0.23)      (0.30)       (0.20)
  Distributions from realized gains ............     (1.48)       (0.93)       (0.75)         --           --
                                                   --------     --------     --------     -------     -------
  Total dividends and distributions ............     (1.53)       (1.08)       (0.98)      (0.30)       (0.20)
                                                   --------     --------     --------     -------     -------
 Net asset value, end of period ................   $ 16.99      $ 15.38      $ 13.01      $ 11.70     $  9.70
                                                   ========     ========     ========     =======     =======
 Total return (c) ..............................     20.86%       26.90%       20.09%      24.07%       (0.58)%
                                                   ========     ========     ========     =======     =======
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's) .............  $877,744     $555,059     $232,080     $98,053     $31,522
 Ratio of expenses to average net assets .......      0.58%        0.58%        0.58%       0.60%       0.78%
 Ratio of net investment income to average
  net assets ...................................      0.38%        0.99%        1.94%       3.11%       3.13%
 Portfolio turnover rate .......................        74%          79%          88%         65%         52%



                                                            CLASS IB
                                                 -------------------------------
                                                      YEAR         MAY 1, 1997
                                                      ENDED            TO
                                                  DECEMBER 31,    DECEMBER 31,
                                                      1998            1997
                                                 -------------- ----------------
 Net asset value, beginning of period (b) ......    $ 15.36        $   13.42
                                                    -------        ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................       0.03             0.05
  Net realized and unrealized gain (loss) on
   investments .................................       3.07             2.91
                                                    -------        ---------
  Total from investment operations .............       3.10             2.96
                                                    -------        ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........      (0.03)          (0.09)
  Distributions from realized gains ............      (1.48)          (0.93)
                                                    --------       ---------
  Total dividends and distributions ............      (1.51)          (1.02)
                                                    --------       ---------
 Net asset value, end of period ................    $ 16.95        $   15.36
                                                    ========       =========
 Total return (c) ..............................       20.56%          22.41%
                                                    ========       =========
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's) .............    $120,558       $  32,697
 Ratio of expenses to average net assets .......        0.83%           0.83%(d)
 Ratio of net investment income to average
  net assets ...................................        0.17%           0.43%(d)
 Portfolio turnover rate .......................          74%             79%

ALLIANCE EQUITY INDEX PORTFOLIO:


                                                                        CLASS IA
                                                  -----------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                                  -----------------------------------------------------
                                                       1998          1997         1996         1995
                                                  -------------- ------------ ------------ ------------
 Net asset value, beginning of period (b) .......   $   19.74      $ 15.16      $ 13.13      $  9.87
                                                    ---------      -------      -------      -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................        0.27         0.26         0.27         0.26
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions .................................        5.25         4.64         2.65         3.32
                                                    ---------      -------      -------      -------
  Total from investment operations ..............        5.52         4.90         2.92         3.58
                                                    ---------      -------      -------      -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........       (0.25)       (0.25)       (0.25)       (0.22)
  Distributions from realized gains .............       (0.01)       (0.07)       (0.64)       (0.09)
  Distributions in excess of realized gains .....          --           --           --        (0.01)
                                                    ----------     --------     --------     --------
  Total dividends and distributions .............       (0.26)       (0.32)       (0.89)       (0.32)
                                                    ----------     --------     --------     --------
 Net asset value, end of period .................   $   25.00      $ 19.74      $ 15.16      $ 13.13
                                                    ==========     ========     ========     ========
 Total return (c) ...............................       28.07%       32.58%       22.39%       36.48%
                                                    ==========     ========     ========     ========
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's) ..............  $1,689,913     $943,631     $386,249     $165,785
 Ratio of expenses to average net assets ........        0.34%        0.37%        0.39%        0.48%
 Ratio of net investment income to average
  net assets ....................................        1.23%        1.46%        1.91%        2.16%
 Portfolio turnover rate ........................           6%           3%          15%           9%



                                                       CLASS IA                   CLASS IB
                                                  ------------------- ---------------------------------
                                                                           YEAR
                                                     MARCH 1, 1994         ENDED         MAY 1, 1997
                                                           TO          DECEMBER 31,          TO
                                                   DECEMBER 31, 1994       1998       DECEMBER 31, 1997
                                                  ------------------- -------------- ------------------
 Net asset value, beginning of period (b) .......     $   10.00          $ 19.73         $   16.35
                                                      ---------          -------         ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................          0.20             0.22              0.14
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions .................................         (0.09)            5.24              3.48
                                                      ---------          -------         ---------
  Total from investment operations ..............          0.11             5.46              3.62
                                                      ---------          -------         ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........         (0.20)           (0.20)            (0.17)
  Distributions from realized gains .............         (0.03)           (0.01)            (0.07)
  Distributions in excess of realized gains .....         (0.01)              --                --
                                                      ---------          --------        ---------
  Total dividends and distributions .............         (0.24)           (0.21)           (0.24)
                                                      ---------          --------        ---------
 Net asset value, end of period .................     $    9.87          $ 24.98         $   19.73
                                                      =========          ========        =========
 Total return (c) ...............................          1.08%           27.74%           22.28%
                                                      =========          ========        =========
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's) ..............     $  36,748          $   443        $     110
 Ratio of expenses to average net assets ........          0.49%(d)         0.59%            0.62%(d)
 Ratio of net investment income to average
  net assets ....................................          2.42%(d)         0.98%            1.10%(d)
 Portfolio turnover rate ........................             7%               6%               3%

THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS--(Continued)
December 31, 1998

ALLIANCE COMMON STOCK PORTFOLIO:


                                                                                    CLASS IA
                                                  ----------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                  ----------------------------------------------------------------------------
                                                        1998           1997           1996           1995            1994
                                                  --------------- -------------- -------------- -------------- ---------------
 Net asset value, beginning of period (b) .......   $    21.61      $   18.23      $   16.48      $   13.36       $   14.65
                                                    ----------      ---------      ---------      ---------       ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................         0.18           0.14           0.15           0.20            0.20
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions .................................         5.99           5.12           3.73           4.12           (0.51)
                                                    ----------      ---------      ---------      ---------       ---------
  Total from investment operations ..............         6.17           5.26           3.88           4.32           (0.31)
                                                    ----------      ---------      ---------      ---------       ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........        (0.15)         (0.11)         (0.15)         (0.20)          (0.19)
  Dividends in excess of net investment
   income .......................................           --              --             --         (0.02)          (0.01)
  Distributions from realized gains .............        (3.28)          (1.77)         (1.76)        (0.95)          (0.77)
  Distributions in excess of realized gains .....           --              --          (0.22)        (0.03)             --
  Tax return of capital distributions ...........           --              --             --             --          (0.01)
                                                    -----------     ----------     ----------     ----------      ---------
  Total dividends and distributions .............        (3.43)          (1.88)         (2.13)        (1.20)          (0.98)
                                                    -----------     ----------     ----------     ----------      ---------
 Net asset value, end of period .................   $    24.35      $    21.61      $   18.23      $   16.48       $  13.36
                                                    ===========     ==========     ==========     ==========      =========
 Total return (c) ...............................        29.39%          29.40%         24.28%         32.45%         (2.14)%
                                                    ===========     ==========     ==========     ==========      =========
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's) ..............  $12,061,977     $9,331,994     $6,625,390     $4,879,677      $3,466,245
 Ratio of expenses to average net assets ........         0.39%          0.39%          0.38%          0.38%          0.38%
 Ratio of net investment income to average
  net assets ....................................         0.75%          0.69%          0.85%          1.27%          1.40%
 Portfolio turnover rate ........................           46%            52%            55%            61%            52%



                                                                   CLASS IB
                                                  ------------------------------------------
                                                         YEAR ENDED            OCTOBER 2,
                                                        DECEMBER 31,             1996 TO
                                                  -------------------------   DECEMBER 31,
                                                      1998         1997           1996
                                                  ------------ ------------ ----------------
 Net asset value, beginning of period (b) .......   $ 21.58      $ 18.22       $   17.90
                                                    -------      -------       ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................      0.10         0.10            0.02
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions .................................      6.00         5.11            1.52
                                                    -------      -------       ---------
  Total from investment operations ..............      6.10         5.21            1.54
                                                    -------      -------       ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........     (0.10)       (0.08)          (0.00)
  Dividends in excess of net investment
   income .......................................        --           --           (0.03)
  Distributions from realized gains .............     (3.28)       (1.77)          (0.16)
  Distributions in excess of realized gains .....        --           --           (1.03)
  Tax return of capital distributions ...........        --           --              --
                                                    --------     --------      ---------
  Total dividends and distributions .............     (3.38)       (1.85)          (1.22)
                                                    --------     --------      ---------
 Net asset value, end of period .................   $ 24.30      $ 21.58       $   18.22
                                                    ========     ========      =========
 Total return (c) ...............................     29.06%       29.07%          8.49%
                                                    ========     ========      =========
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's) ..............  $834,144     $228,780      $   1,244
 Ratio of expenses to average net assets ........      0.64%        0.64%          0.63%(d)
 Ratio of net investment income to average
  net assets ....................................      0.44%        0.46%          0.61%(d)
 Portfolio turnover rate ........................        46%          52%            55%

ALLIANCE GLOBAL PORTFOLIO:


                                                                                CLASS IA
                                                  --------------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                  --------------------------------------------------------------------
                                                       1998           1997          1996         1995         1994
                                                  -------------- -------------- ------------ ------------ ------------
 Net asset value, beginning of period (b) .......   $   17.29      $   16.92      $ 15.74      $ 13.87      $ 13.62
                                                    ---------      ---------      -------      -------      -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................        0.14           0.17         0.21         0.26         0.20
  Net realized and unrealized gain on
   investments and foreign currency
   transactions .................................        3.56           1.75         2.05         2.32         0.52
                                                    ---------      ---------      -------      -------      -------
  Total from investment operations ..............        3.70           1.92         2.26         2.58         0.72
                                                    ---------      ---------      -------      -------      -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........       (0.22)         (0.36)       (0.21)       (0.25)       (0.17)
  Dividends in excess of net investment
   income .......................................          --             --         (0.08)         --           --
  Distributions from realized gains .............       (1.31)         (1.19)        (0.79)      (0.42)       (0.28)
  Distributions in excess of realized gains .....           --             --           --       (0.03)       (0.00)
  Tax return of capital distributions ...........           --             --       ( 0.00)      (0.01)       (0.02)
                                                    ----------     ----------     --------     --------     --------
  Total dividends and distributions .............       (1.53)         (1.55)       (1.08)       (0.71)       (0.47)
                                                    ----------     ----------     --------     --------     --------
 Net asset value, end of period .................   $   19.46      $   17.29      $ 16.92      $ 15.74      $ 13.87
                                                    ==========     ==========     ========     ========     ========
 Total return (c) ...............................       21.80%         11.66%       14.60%       18.81%        5.23%
                                                    ==========     ==========     ========     ========     ========
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's) ..............  $1,360,220     $1,203,867     $997,041     $686,140     $421,698
 Ratio of expenses to average net assets ........        0.71%          0.69%        0.60%        0.61%        0.69%
 Ratio of net investment income to average
  net assets ....................................        0.72%          0.97%        1.28%        1.76%        1.41%
 Portfolio turnover rate ........................         105%            57%          59%          67%          71%



                                                                  CLASS IB
                                                  ----------------------------------------
                                                        YEAR ENDED           OCTOBER 2,
                                                       DECEMBER 31,            1996 TO
                                                  -----------------------   DECEMBER 31,
                                                      1998        1997          1996
                                                  ----------- ----------- ----------------
 Net asset value, beginning of period (b) .......   $ 17.27     $ 16.91      $   16.57
                                                    -------     -------      ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................     0.08        0.12            0.02
  Net realized and unrealized gain on
   investments and foreign currency
   transactions .................................     3.56        1.76            0.81
                                                    -------     -------      ---------
  Total from investment operations ..............     3.64        1.88            0.83
                                                    -------     -------      ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........    (0.19)      (0.33)             --
  Dividends in excess of net investment
   income .......................................       --          --           (0.11)
  Distributions from realized gains .............    (1.31)      (1.19)          (0.10)
  Distributions in excess of realized gains .....       --          --           (0.28)
  Tax return of capital distributions ...........       --          --           (0.00)
                                                    -------     -------      ---------
  Total dividends and distributions .............    (1.50)      (1.52)          (0.49)
                                                    -------     -------      ---------
 Net asset value, end of period .................   $19.41      $17.27        $  16.91
                                                    =======     =======      =========
 Total return (c) ...............................    21.50%      11.38%           4.98%
                                                    =======     =======      =========
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's) ..............  $47,982     $21,520        $    290
 Ratio of expenses to average net assets ........     0.96%       0.97%           0.86%(d)
 Ratio of net investment income to average
  net assets ....................................     0.41%       0.67%           0.48%(d)
 Portfolio turnover rate ........................      105%         57%             59%

THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS--(Continued)
December 31, 1998

ALLIANCE INTERNATIONAL PORTFOLIO:


                                                                         CLASS IA
                                                 --------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                                 ---------------------------------------     APRIL 3,
                                                                                              1995 TO
                                                                                           DECEMBER 31,
                                                     1998          1997         1996           1995
                                                 ------------ ------------- ------------ ----------------
 Net asset value, beginning of period (b) ......   $ 10.27       $ 11.50      $ 10.87       $   10.00
                                                   -------       -------      -------       ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................      0.09          0.10         0.13            0.14
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions ................................      0.97         (0.45)        0.94            0.98
                                                   -------       -------      -------       ---------
  Total from investment operations .............      1.06         (0.35)        1.07            1.12
                                                   -------       -------      -------       ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ........      (0.20)        (0.32)       (0.10)          (0.07)
  Dividends in excess of net investment
   income ......................................        --            --        (0.09)          (0.13)
  Distributions from realized gains ............     (0.00)        (0.56)       (0.25)          (0.05)
                                                   --------      -------      --------      ---------
  Total dividends and distributions ............     (0.20)        (0.88)       (0.44)          (0.25)
                                                   --------      -------      --------      ---------
 Net asset value, end of period ................   $ 11.13       $ 10.27      $ 11.50       $   10.87
                                                   ========      =======      ========      =========
 Total return (c) ..............................     10.57%       ( 2.98)%       9.82%          11.29%
                                                   ========      =======      ========      =========
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's) .............  $204,767      $190,611     $151,907      $  28,684
 Ratio of expenses to average net assets .......      1.06%        1.08%         1.06%          1.03%(d)
 Ratio of net investment income to average
  net assets ...................................      0.81%        0.83%         1.10%          1.71%(d)
 Portfolio turnover rate .......................        59%          59%           48%            56%



                                                            CLASS IB
                                                 -------------------------------
                                                      YEAR           MAY 1,
                                                      ENDED          1997 TO
                                                  DECEMBER 31,    DECEMBER 31,
                                                      1998            1997
                                                 -------------- ----------------
 Net asset value, beginning of period (b) ......    $ 10.26        $   11.39
                                                    -------        ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........................       0.05             0.02
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions ................................       0.98            (0.31)
                                                    -------        ---------
  Total from investment operations .............       1.03            (0.29)
                                                    -------        ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .........      (0.18)           (0.28)
  Dividends in excess of net investment
   income ......................................         --               --
  Distributions from realized gains ............      (0.00)           (0.56)
                                                    --------       ---------
  Total dividends and distributions ............      (0.18)           (0.84)
                                                    --------       ---------
 Net asset value, end of period ................    $ 11.11        $   10.26
                                                    ========       =========
 Total return (c) ..............................      10.30%          ( 2.54)%
                                                    ========       =========
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's) .............    $ 7,543       $   3,286
 Ratio of expenses to average net assets .......       1.31%           1.38%(d)
 Ratio of net investment income to average
  net assets ...................................       0.44%           0.20%(d)
 Portfolio turnover rate .......................         59%             59%

ALLIANCE AGGRESSIVE STOCK PORTFOLIO:


                                                                                   CLASS IA
                                                  ---------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                  ---------------------------------------------------------------------------
                                                       1998           1997           1996           1995            1994
                                                  -------------- -------------- -------------- -------------- ---------------
 Net asset value, beginning of period (b) .......   $   36.22      $   35.85      $   35.68      $   30.63       $   31.89
                                                    ---------      ---------      ---------      ---------       ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................        0.09           0.04           0.09           0.10            0.04
  Net realized and unrealized gain (loss) on
   investments ..................................       (0.28)          3.71           7.52           9.54           (1.26)
                                                    ----------     ---------      ---------      ---------       ---------
  Total from investment operations ..............       (0.19)          3.75           7.61           9.64           (1.22)
                                                    ----------     ---------      ---------      ---------       ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........       (0.16)         (0.05)         (0.09)         (0.10)         (0.04)
  Dividends in excess of net investment
   income .......................................          --             --          (0.00)            --              --
  Distributions from realized gains .............       (1.72)         (3.33)         (7.33)         (4.49)             --
  Distributions in excess of realized gains .....          --             --          (0.02)            --             --
  Tax return of capital distributions ...........          --             --             --             --          (0.00)
                                                    ----------     ----------     ----------     ----------      ---------
  Total dividends and distributions .............       (1.88)         (3.38)         (7.44)         (4.59)         (0.04)
                                                    ----------     ----------     ----------     ----------      ---------
 Net asset value, end of period .................   $   34.15      $   36.22      $   35.85      $   35.68       $   30.63
                                                    ==========     ==========     ==========     ==========      =========
 Total return (c) ...............................        0.29%         10.94%         22.20%         31.63%        ( 3.81)%
                                                    ==========     ==========     ==========     ==========      =========
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's) ..............  $4,346,907     $4,589,771     $3,865,256     $2,700,515      $1,832,164
 Ratio of expenses to average net assets ........        0.56%          0.54%          0.48%          0.49%          0.49%
 Ratio of net investment income (loss) to
  average net assets ............................        0.24%          0.11%          0.24%          0.28%          0.12%
 Portfolio turnover rate ........................         105%           123%           108%           127%            92%



                                                                   CLASS IB
                                                  -------------------------------------------
                                                         YEAR ENDED            OCTOBER 2,
                                                        DECEMBER 31,             1996 TO
                                                  ------------------------    DECEMBER 31,
                                                      1998         1997           1996
                                                  ------------ ----------- ------------------
 Net asset value, beginning of period (b) .......   $ 36.13      $ 35.83      $    37.28
                                                    -------      -------      ----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................      0.01        (0.11)          (0.01)
  Net realized and unrealized gain (loss) on
   investments ..................................     (0.29)        3.77            0.85
                                                    --------     -------      ----------
  Total from investment operations ..............     (0.28)        3.66            0.84
                                                    --------     -------      ----------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........     (0.12)       (0.03)             --
  Dividends in excess of net investment
   income .......................................        --           --           (0.02)
  Distributions from realized gains .............     (1.72)       (3.33)          (0.23)
  Distributions in excess of realized gains .....        --           --           (2.04)
  Tax return of capital distributions ...........        --           --              --
                                                    --------     -------      ----------
  Total dividends and distributions .............     (1.84)       (3.36)          (2.29)
                                                    --------     -------      ----------
 Net asset value, end of period .................   $ 34.01      $ 36.13      $    35.83
                                                    ========     =======      ==========
 Total return (c) ...............................      0.05%       10.66%           2.32%
                                                    ========     =======      ==========
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's) ..............  $153,782      $73,486      $      613
 Ratio of expenses to average net assets ........      0.82%        0.81%           0.73%(d)
 Ratio of net investment income (loss) to
  average net assets ............................      0.02%       (0.28)%         (0.10)%(d)
 Portfolio turnover rate ........................       105%         123%            108%

THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS--(Continued)
December 31, 1998

ALLIANCE SMALL CAP GROWTH PORTFOLIO:


                                                                CLASS IA                             CLASS IB
                                                    ---------------------------------   -----------------------------------
                                                         YEAR             MAY 1,             YEAR              MAY 1,
                                                         ENDED            1997 TO            ENDED             1997 TO
                                                     DECEMBER 31,      DECEMBER 31,      DECEMBER 31,       DECEMBER 31,
                                                         1998              1997              1998               1997
                                                    --------------   ----------------   --------------   ------------------
 Net asset value, beginning of period (b) .......      $ 12.35          $  10.00           $ 12.34          $   10.00
                                                       -------          --------           -------          ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ..................         0.01              0.01            ( 0.02)            ( 0.01)
  Net realized and unrealized gain (loss) on
   investments ..................................       ( 0.54)             2.65            ( 0.53)              2.65
                                                       -------          --------           -------          ---------
  Total from investment operations ..............       ( 0.53)             2.66            ( 0.55)              2.64
                                                       -------          --------           -------          ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........           --            ( 0.01)               --                 --
  Distributions from realized gains .............           --            ( 0.30)               --             ( 0.30)
                                                       -------          --------           -------          ---------
  Total dividends and distributions .............           --            ( 0.31)               --             ( 0.30)
                                                       -------          --------           -------          ---------
 Net asset value, end of period .................      $ 11.82          $  12.35           $ 11.79          $   12.34
                                                       =======          ========           =======          =========
 Total return (c) ...............................       ( 4.28)%           26.74%           ( 4.44)%            26.57%
                                                       =======          ========           =======          =========
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's) ..............      $198,360         $ 94,676           $112,254         $  46,324
 Ratio of expenses to average net assets ........         0.96%             0.95%(d)          1.20%              1.15%(d)
 Ratio of net investment income (loss) to
  average net assets ............................         0.08%             0.10%(d)        ( 0.17)%           ( 0.12)%(d)
 Portfolio turnover rate ........................           94%               96%               94%                96%

ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO:


                                                                              CLASS IA
                                                  -----------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                  -----------------------------------------------------------------
                                                      1998         1997         1996         1995          1994
                                                  ------------ ------------ ------------ ------------ -------------
 Net asset value, beginning of period (b) .......   $ 11.89      $ 11.29      $ 11.52      $ 10.15       $ 11.12
                                                    -------      -------      -------      -------       -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................      0.49         0.49         0.50         0.60          0.55
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions .................................      1.12         0.97         0.07         1.43        ( 1.00)
                                                    -------      -------      -------      -------       -------
  Total from investment operations ..............      1.61         1.46         0.57         2.03        ( 0.45)
                                                    -------      -------      -------      -------       -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........    ( 0.48)      ( 0.49)      ( 0.51)      ( 0.59)       ( 0.52)
  Distributions from realized gains .............    ( 0.70)      ( 0.37)      ( 0.27)      ( 0.07)           --
  Distributions in excess of realized gains .....        --           --       ( 0.02)          --            --
                                                    --------     --------     --------     --------      -------
  Total dividends and distributions .............    ( 1.18)      ( 0.86)      ( 0.80)      ( 0.66)       ( 0.52)
                                                    --------     --------     --------     --------      -------
 Net asset value, end of period .................   $ 12.32      $ 11.89      $ 11.29      $ 11.52       $ 10.15
                                                    ========     ========     ========     ========      =======
 Total return (c) ...............................     13.88%       13.25%        5.21%       20.40%       ( 4.10)%
                                                    ========     ========     ========     ========      =======
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's) ..............  $355,441     $307,847     $282,402     $252,101      $173,691
 Ratio of expenses to average net assets ........      0.53%        0.57%        0.61%        0.59%        0.59%
 Ratio of net investment income to average
  net assets ....................................      3.99%        4.17%        4.48%        5.48%        5.22%
 Portfolio turnover rate ........................       103%         206%         181%         287%         228%



                                                             CLASS IB
                                                  -------------------------------
                                                       YEAR           MAY 1,
                                                       ENDED          1997 TO
                                                   DECEMBER 31,    DECEMBER 31,
                                                       1998            1997
                                                  -------------- ----------------
 Net asset value, beginning of period (b) .......    $ 11.88        $   11.29
                                                     -------        ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................       0.46             0.31
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions .................................       1.12             1.01
                                                     -------        ---------
  Total from investment operations ..............       1.58             1.32
                                                     -------        ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........     ( 0.45)          ( 0.36)
  Distributions from realized gains .............     ( 0.70)          ( 0.37)
  Distributions in excess of realized gains .....         --               --
                                                     -------        ---------
  Total dividends and distributions .............     ( 1.15)          ( 0.73)
                                                     -------        ---------
 Net asset value, end of period .................    $ 12.31        $   11.88
                                                     =======        =========
 Total return (c) ...............................      13.60%           11.84%
                                                     =======        =========
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's) ..............    $32,653        $   5,694
 Ratio of expenses to average net assets ........       0.78%            0.80%(d)
 Ratio of net investment income to average
  net assets ....................................       3.68%            3.82%(d)
 Portfolio turnover rate ........................        103%             206%

THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS--(Continued)
December 31, 1998

ALLIANCE BALANCED PORTFOLIO:


                                                                                   CLASS IA
                                                  ---------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                  ---------------------------------------------------------------------------
                                                       1998           1997           1996           1995            1994
                                                  -------------- -------------- -------------- -------------- ---------------
 Net asset value, beginning of period (b) .......   $   17.58      $   16.64      $   16.76      $   14.87       $   16.67
                                                    ---------      ---------      ---------      ---------       ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................        0.56           0.58           0.53           0.54            0.45
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions .................................        2.54           1.86           1.31           2.36          ( 1.78)
                                                    ---------      ---------      ---------      ---------       ---------
  Total from investment operations ..............        3.10           2.44           1.84           2.90          ( 1.33)
                                                    ---------      ---------      ---------      ---------       ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........      ( 0.50)        ( 0.59)        ( 0.53)        ( 0.54)         ( 0.44)
  Dividends in excess of net investment
   income .......................................          --             --             --             --          ( 0.03)
  Distributions from realized gains .............      ( 1.67)        ( 0.91)        ( 1.40)        ( 0.47)             --
  Distributions in excess of realized gains .....          --             --         ( 0.03)            --              --
  Tax return of capital distributions ...........          --             --             --             --          ( 0.00)
                                                    ----------     ----------     ----------     ----------      ---------
  Total dividends and distributions .............      ( 2.17)        ( 1.50)        ( 1.96)        ( 1.01)         ( 0.47)
                                                    ----------     ----------     ----------     ----------      ---------
 Net asset value, end of period .................   $    18.51      $   17.58      $   16.64      $   16.76      $   14.87
                                                    ==========     ==========     ==========     ==========      =========
 Total return (c) ...............................        18.11%         15.06%         11.68%         19.75%        ( 8.02)%
                                                    ==========     ==========     ==========     ==========      =========
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's) ..............   $1,936,429     $1,724,089     $1,637,856     $1,523,142      $1,329,820
 Ratio of expenses to average net assets ........         0.45%          0.45%          0.41%          0.40%           0.39%
 Ratio of net investment income to average
  net assets ....................................         3.00%          3.30%          3.15%          3.33%           2.87%
 Portfolio turnover rate ........................           95%           146%           177%           186%            115%



                                                      CLASS IB
                                                  ----------------
                                                    JULY 8, 1998
                                                         TO
                                                    DECEMBER 31,
                                                        1998
                                                  ----------------
 Net asset value, beginning of period (b) .......    $   19.48
                                                     ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................         0.24
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions .................................         0.66
                                                     ---------
  Total from investment operations ..............         0.90
                                                     ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........       ( 0.20)
  Dividends in excess of net investment
   income .......................................           --
  Distributions from realized gains .............       ( 1.67)
  Distributions in excess of realized gains .....           --
  Tax return of capital distributions ...........           --
                                                     ---------
  Total dividends and distributions .............       ( 1.87)
                                                     ---------
 Net asset value, end of period .................    $   18.51
                                                     =========
 Total return (c) ...............................         4.92%
                                                     =========
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's) ..............    $      10
 Ratio of expenses to average net assets ........         0.70%(d)
 Ratio of net investment income to average
  net assets ....................................         2.65%(d)
 Portfolio turnover rate ........................           95%

ALLIANCE GROWTH INVESTORS PORTFOLIO:


                                                                                 CLASS IA
                                                  -----------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                  -----------------------------------------------------------------------
                                                       1998           1997           1996          1995          1994
                                                  -------------- -------------- -------------- ------------ -------------
 Net asset value, beginning of period (b) .......   $   18.55      $   17.20      $   17.68      $ 14.66       $ 15.61
                                                    ---------      ---------      ---------      -------       -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................        0.41           0.41           0.40         0.57          0.50
  Net realized and unrealized gain (loss) on
   on investments and foreign currency
   transactions .................................        3.03           2.43           1.66         3.24        ( 0.98)
                                                    ---------      ---------      ---------      -------       -------
  Total from investment operations ..............        3.44           2.84           2.06         3.81        ( 0.48)
                                                    ---------      ---------      ---------      -------       -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........      ( 0.41)        ( 0.46)        ( 0.40)      ( 0.54)       ( 0.46)
  Dividends in excess of net investment
   income .......................................          --             --         ( 0.03)      ( 0.01)       ( 0.01)
  Distributions from realized gains .............      ( 1.71)        ( 1.03)        ( 2.10)      ( 0.24)           --
  Distributions in excess of realized gains .....          --             --         ( 0.01)          --            --
                                                    ----------     ----------     ----------     --------      -------
  Total dividends and distributions .............      ( 2.12)        ( 1.49)        ( 2.54)      ( 0.79)       ( 0.47)
                                                    ----------     ----------     ----------     --------      -------
 Net asset value, end of period .................   $   19.87      $   18.55      $   17.20      $ 17.68       $ 14.66
                                                    ==========     ==========     ==========     ========      =======
 Total return (c) ...............................       19.13%         16.87%         12.61%       26.37%       ( 3.15)%
                                                    ==========     ==========     ==========     ========      =======
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's) ..............   $1,963,074     $1,630,389     $1,301,643     $896,134     $492,478
 Ratio of expenses to average net assets ........        0.55%          0.57%          0.57%        0.56%        0.59%
 Ratio of net investment income to average
  net assets ....................................        2.10%          2.18%          2.31%        3.43%        3.32%
 Portfolio turnover rate ........................         102%           121%           190%         107%         131%



                                                                   CLASS IB
                                                  ------------------------------------------
                                                        YEAR ENDED            OCTOBER 2,
                                                       DECEMBER 31,             1996 TO
                                                  -----------------------    DECEMBER 31,
                                                      1998        1997           1996
                                                  ----------- ----------- ------------------
 Net asset value, beginning of period (b) .......   $ 18.52     $ 17.19      $    16.78
                                                    -------     -------      ----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................     0.36        0.36             0.07
  Net realized and unrealized gain (loss) on
   on investments and foreign currency
   transactions .................................     3.03        2.43             0.71
                                                    -------     -------      ----------
  Total from investment operations ..............     3.39        2.79             0.78
                                                    -------     -------      ----------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........   ( 0.36)     ( 0.43)          ( 0.02)
  Dividends in excess of net investment
   income .......................................       --          --           ( 0.09)
  Distributions from realized gains .............   ( 1.71)     ( 1.03)          ( 0.02)
  Distributions in excess of realized gains .....       --          --           ( 0.24)
                                                    -------     -------      ----------
  Total dividends and distributions .............   ( 2.07)     ( 1.46)          ( 0.37)
                                                    -------     -------      ----------
 Net asset value, end of period .................  $ 19.84     $ 18.52       $    17.19
                                                    =======     =======      ==========
 Total return (c) ...............................    18.83%      16.58%            4.64%
                                                    =======     =======      ==========
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's) ..............   $92,027     $35,730      $      472
 Ratio of expenses to average net assets ........      0.80%       0.82%           0.84% (d)
 Ratio of net investment income to average
  net assets ....................................      1.85%       1.88%           1.69% (d)
 Portfolio turnover rate ........................       102%        121%            190%

THE HUDSON RIVER TRUST
FINANCIAL HIGHLIGHTS--(Concluded)
December 31, 1998

---------
(a) Net investment income and capital changes per share are based upon monthly average shares outstanding.

(b) Date as of which funds were first allocated to the Portfolios are as follows:

     Class IA:

    Alliance Common Stock Portfolio--June 16, 1975
    Alliance Money Market Portfolio--July 13, 1981
    Alliance Balanced Portfolio--January 27, 1986
    Alliance Aggressive Stock Portfolio--January 27, 1986
    Alliance High Yield Portfolio--January 2, 1987
    Alliance Global Portfolio--August 27, 1987
    Alliance Conservative Investors Portfolio--October 2, 1989
    Alliance Growth Investors Portfolio--October 2, 1989
    Alliance Intermediate Government Securities Portfolio--April 1, 1991 Alliance Quality Bond Portfolio--October 1, 1993
    Alliance Growth and Income Portfolio--October 1, 1993
    Alliance Equity Index Portfolio--March 1, 1994
    Alliance International Portfolio--April 3, 1995
    Alliance Small Cap Growth Portfolio--May 1, 1997

    Class IB:

    Alliance Money Market, Alliance High Yield, Alliance Common Stock, Alliance Global, Alliance Aggressive Stock and Alliance Growth Investors Portfolios--October 2, 1996.
    Alliance Intermediate Government Securities, Alliance Growth and Income, Alliance Equity Index, Alliance International, Alliance Small Cap Growth and Alliance Conservative Investors Portfolios--May 1, 1997.
    Alliance Quality Bond and Alliance Balanced Portfolios--July 8, 1998.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

(d) Annualized.

(e) On February 22, 1994, shares of the Alliance Intermediate Government Securities Portfolio of the Trust were substituted for shares of the Trust's Alliance Short-Term World Income Portfolio.

                       REPORT OF INDEPENDENT ACCOUNTANTS







To the Trustees and Shareholders of
The Hudson River Trust


In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Money Market Portfolio, Alliance Intermediate Government Securities Portfolio, Alliance Quality Bond Portfolio, Alliance High Yield Portfolio, Alliance Growth and Income Portfolio, Alliance Equity Index Portfolio, Alliance Common Stock Portfolio, Alliance Global Portfolio, Alliance International Portfolio, Alliance Aggressive Stock Portfolio, Alliance Small Cap Growth Portfolio, Alliance Conservative Investors Portfolio, Alliance Balanced Portfolio and Alliance Growth Investors Portfolio (constituting the fourteen portfolios of The Hudson River Trust, hereafter referred to as the "Trust") at December 31, 1998, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.






PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York 10036
February 8, 1999